UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

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The Children’s Place, Inc.
(Name of Registrant as Specified In Its Charter)

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April 6, 2016

Dear Fellow Stockholder:

You are cordially invited to attend our Annual Meeting of Stockholders on Wednesday, May 25, 2016 at 8:30 a.m. at 500 Plaza Drive, Secaucus, New Jersey.

At the Annual Meeting, we will ask you to (i) elect the Class I members of the Board of Directors, (ii) ratify the selection of the independent registered public accounting firm, (iii) re-approve the material terms of the performance criteria set forth in the Company’s 2011 Equity Incentive Plan as required by Section 162(m) of the Internal Revenue Code, (iv) approve an increase in the number of shares of common stock, par value $0.10 per share, available for issuance under the 2011 Equity Incentive Plan, (v) approve separate proposals to amend the Company’s charter intended to further enhance stockholder rights and (vi) hold an advisory vote concerning named executive officer compensation.

This booklet includes the Notice of Annual Meeting and Proxy Statement. The Proxy Statement describes the business we will conduct at the Annual Meeting and provides information about the Company that you should consider when you vote your shares.

It is important that you be represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting in person, we hope that you will vote on the matters to be considered. You may vote your proxy via the internet, by telephone, or by mail by signing, dating and returning your proxy card in the envelope provided.

Very truly yours,

Norman Matthews
Chairman of the Board

April 6, 2016

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The 2016 Annual Meeting of Stockholders of The Children’s Place, Inc. will be held at 500 Plaza Drive, Secaucus, New Jersey on Wednesday, May 25, 2016, at 8:30 a.m., for the following purposes:

•	To elect four Class I members of the Board of Directors to serve for one-year terms;

•	To ratify the selection of BDO USA, LLP, as the Company’s independent registered public accounting firm for fiscal 2016;

•	To re-approve the material terms of the performance criteria set forth in the Company’s 2011 Equity Incentive Plan as required by Section 162(m) of the Internal Revenue Code;

•	To approve an increase of 715,000 shares of common stock, par value $0.10 per share (the “Common Stock”) available for issuance under the Company’s 2011 Equity Incentive Plan;

•	To approve separate proposals to amend the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) to (i) eliminate the prohibition on stockholders’ rights to call a special meeting of stockholders and, if so eliminated, include a provision in the Amended and Restated Bylaws of the Company (the “Bylaws”) permitting stockholders to call a special meeting of stockholders, (ii) eliminate super-majority stockholder voting requirements for the amendment of certain provisions of the Company’s Charter and Bylaws, (iii) remove the advance notice provisions governing the submission of proposals at stockholder meetings and, if so removed, establish more customary advance notice provisions in the Bylaws, (iv) remove the director removal provision and, if so removed, include such provision in the Bylaws and (v) eliminate an uncommon provision related to compromises with creditors;

➢	If the related Charter amendments are approved by stockholders, the Company will amend its Bylaws to:

•	Permit stockholders holding not less than 25% of the Company’s Common Stock to call a special meeting of stockholders;

•	Lengthen the advance notice window for director nominations and stockholders proposals from fifteen (15) days to thirty (30) days; and

•	Include the provision governing the removal of directors in the Bylaws;

•	To conduct an advisory vote to approve the compensation of the Company’s named executive officers (“Say on Pay”); and

•	To consider and act upon such other business as may properly come before the Annual Meeting.

Stockholders of record at the close of business on April 1, 2016 are entitled to vote at the Annual Meeting.

Your vote is important. We encourage you to vote by proxy, even if you plan to attend the Annual Meeting. You may vote your proxy via the internet or by telephone by following the instructions included on your proxy card. You may also vote by mail by signing, dating and returning your proxy card in the envelope provided. Voting now will not limit your right to change your vote or to attend the Annual Meeting.

By order of the Board of Directors,

Bradley P. Cost
Senior Vice President, General Counsel and Secretary
The Children’s Place, Inc.
500 Plaza Drive
Secaucus, New Jersey 07094

If you have any questions or require any assistance with voting your shares, please contact:

MACKENZIE PARTNERS, INC.

105 Madison Avenue
New York, New York 10016
(212) 929-5500 (Call Collect)
or

Call Toll-Free (800) 322-2885

Email: proxy@mackenziepartners.com

TABLE OF CONTENTS

GENERAL INFORMATION		1
PROXY SUMMARY		4
CORPORATE GOVERNANCE AT THE CHILDREN’S PLACE		13
Our Corporate Governance Framework		13
Stockholder Engagement		13
Corporate Governance Enhancements in 2015		13
Corporate Governance Principles and Practices		14
Board of Directors and Board Committees		19
Board Nominees and Continuing Directors		21
Board and Committees’ Role in Risk Oversight		27
Audit Committee Report		28
EXECUTIVE OFFICERS		29
EXECUTIVE AND DIRECTOR COMPENSATION		31
Compensation Discussion and Analysis		31
Compensation Committee Report		46
Summary Compensation Table		47
Grants of Plan-Based Awards		49
Outstanding Equity Awards at Fiscal Year-End		51
Stock Vested		55
Deferred Compensation Plan		57
CEO Employment Agreement		57
Other Arrangements		59
Change in Control Agreements		59
Severance Guidelines and Offer Letters		60
Potential Payments Upon Termination or Change in Control		61
Compensation of Directors		62
STOCK OWNERSHIP		64
Stock Ownership of Directors and Executive Officers		64
Stock Ownership of Certain Beneficial Owners		66
Section 16(a) Beneficial Ownership Reporting Compliance		67
Certain Relationships and Related Transactions		67
PROPOSALS REQUIRING YOUR VOTE		68
Proposal 1:	Election of Four Class I Directors	68
Proposal 2:	Ratification of Selection of Independent Registered Public Accounting Firm	69
Proposal 3:	Re-Approval of the Material Terms of the Performance Criteria set forth in Our 2011 Equity Incentive Plan as required by Section 162(m) of the Internal Revenue Code	70
(i)

(ii)

GENERAL INFORMATION

The Children’s Place, Inc. (referred to in this Proxy Statement as “we,” “The Children’s Place” or the “Company”) is sending you this Proxy Statement in connection with the solicitation by the Board of Directors (the “Board”) of proxies to be voted at the 2016 Annual Meeting of Stockholders (the “Annual Meeting”).

We are mailing a printed copy of this Proxy Statement, a proxy card and the 2015 Annual Report on Form 10-K of the Company (the “Annual Report”) to our stockholders beginning on or about April 7, 2016. The Annual Report mailed with the Proxy Statement is not part of the proxy-soliciting material.

Annual Meeting

•	Date: May 25, 2016

•	Time: 8:30 a.m. (Eastern)

•	Place: 500 Plaza Drive, Secaucus, New Jersey

Matters to be Voted on

Proposal 1	—	Election of Four Class I Directors.

Proposal 2	—	Ratification of Selection of Independent Public Accounting Firm.

Proposal 3	—	Re-Approval of the Material Terms of the Performance Criteria set forth in Our 2011 Equity Incentive Plan as Required by Section 162(m) of the Internal Revenue Code.

Proposal 4	—	Approval of an Increase in the Number of Shares of Common Stock Available for Issuance Under Our 2011 Equity Incentive Plan.

Proposal 5	—	Approval of an Amendment to Our Charter Regarding the Prohibition on Stockholders’ Ability to Call a Special Meeting of Stockholders.

Proposal 6	—	Approval of an Amendment to Our Charter Regarding the Super-Majority Stockholder Voting Requirements to Amend Certain Provisions of Our Charter.

Proposal 7	—	Approval of an Amendment to Our Charter Regarding the Super-Majority Stockholder Voting Requirements to Amend Certain Provisions of Our Bylaws.

Proposal 8	—	Approval of an Amendment to Our Charter Regarding the Advance Notice Provisions Governing the Submission of Proposals at Stockholder Meetings.

Proposal 9	—	Approval of an Amendment to Our Charter Regarding the Provision Governing Removal of Directors.

Proposal 10	—	Approval of an Amendment to Our Charter Regarding the Provision Governing Compromises with Creditors.

Proposal 11	—	Advisory Vote on Named Executive Officer Compensation (“Say-on-Pay”).

Admission

We do not require tickets for admission to the meeting but do limit attendance to stockholders on the record date or their proxy holders. Please bring proof of your Company stock ownership, such as current brokerage statement, and photo identification. Only stockholders or their valid proxy holders may attend the meeting.

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Who Can Vote

The Company has one class of voting stock outstanding: common stock, par value $0.10 per share (the “Common Stock”). If you were a record owner of Common Stock on April 1, 2016, the record date for voting at the Annual Meeting, you are entitled to vote at the Annual Meeting. At the close of business on April 1, 2016, there were 19,060,034 shares of Common Stock issued and outstanding and entitled to vote. Each share of Common Stock has one vote.

How to Vote

You can vote your shares in two ways: either by proxy or in person at the Annual Meeting by written ballot. If you choose to vote by proxy, you may do so by mail, using the internet or by telephone. Each of these procedures is more fully explained below. Even if you plan to attend the Annual Meeting, the Board recommends that you vote by proxy.

Voting by Proxy

Because many stockholders cannot attend the Annual Meeting in person, it is necessary that a large number of stockholders be represented by proxy. You may vote your proxy by mail, using the internet or by telephone, each as more fully explained below. In each case, we will vote your shares as you direct. When you vote your proxy, you can specify whether you wish to vote for or against or abstain from voting on each nominee for Class I Director, the ratification of the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for fiscal 2016, the re-approval of the material terms of the performance criteria set forth in the Company’s 2011 Equity Incentive Plan (the “2011 Equity Plan”) as required by Section 162(m) of the Internal Revenue Code of 1986, as amended (the “IRC”), the approval of an increase of 715,000 shares of Common Stock available for issuance under the Company’s 2011 Equity Plan, the approval of certain amendments to our Charter, and the approval of the compensation for the Company’s named executive officers on an advisory basis (“Say on Pay”).

If any other matters are properly presented for consideration at the Annual Meeting, the persons named on the voting web site and your proxy card as the Proxy Committee (the “Proxy Committee”) will have discretion to vote for you on those matters. At the time this Proxy Statement was printed, we knew of no other matters to be raised at the Annual Meeting. Attending the Annual Meeting alone will not be deemed to revoke your proxy.

•	Vote by Mail

You can vote your shares by completing and mailing the enclosed proxy card to us so that we receive it before 11:59 p.m. (Eastern Time) on Tuesday, May 24, 2016. If you sign and return your proxy card but do not specify how to vote, we will vote your shares in favor of the ratification of the selection of the independent registered public accounting firm.

•	Vote by Internet

You can vote your shares via the internet on the voting web site, which is www.voteproxy.com. Internet voting is available 24 hours a day, seven days a week, until 11:59 p.m. (Eastern Time) on Tuesday, May 24, 2016. Our internet voting procedures are designed to authenticate stockholders through individual control numbers. If you received a proxy card in the mail and choose to vote via the internet, you do not need to return your proxy card.

•	Vote by Telephone

If you reside in the United States, Canada or Puerto Rico, you can also vote your shares by telephone by calling the toll-free number provided on the voting web site (www.voteproxy.com) and on the proxy card. Telephone voting is available 24 hours a day, seven days a week, until 11:59 p.m. (Eastern Time) on Tuesday, May 24, 2016. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded. Our telephone voting procedures are designed to authenticate stockholders
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through individual control numbers. If you received a proxy card in the mail and choose to vote by telephone, you do not need to return your proxy card.

Voting in Person at the Annual Meeting

If you wish to vote in person at the Annual Meeting, written ballots will be available from the ushers at the Annual Meeting. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Annual Meeting. Voting by proxy, whether by mail, using the internet or by telephone, will not limit your right to vote at the Annual Meeting if you decide to attend in person. However, if you vote by proxy and also attend the Annual Meeting, there is no need to vote again at the Annual Meeting unless you wish to change your vote. Attending the Annual Meeting alone will not be deemed to revoke your proxy.

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PROXY SUMMARY

The below summary highlights certain information contained in this Proxy Statement. As it is only a summary, please review the complete Proxy Statement and the accompanying Annual Report before you vote.

2015 Performance Highlights

Our Company performed very well in fiscal 2015 across a variety of relevant metrics, including creation of stockholder value, financial results, return of capital to stockholders, and progress on strategic initiatives. We delivered this strong performance against a backdrop of an intensely competitive, highly promotional, and “over-stored” specialty apparel retail industry in which most retailers, including members of our Peer Group, struggled by comparison.

•	Stockholder Value. We created significant stockholder value:

➢	Our total stockholder return or “TSR” was in the 85th percentile of our Peer Group in fiscal 2015. Additionally, our 3-year TSR was in the 87th percentile of our Peer Group.

➢	We believe that our superior TSR ranking is attributable to the Company’s strong financial performance resulting from our successful execution against our strategic initiatives.

➢	On April 1, 2016, the closing price of our Common Stock was $83.19, having reached an all-time high of $84.91 on that day.

•	Financial Results. We achieved strong financial results:

➢	We recorded positive comparable retail sales for fiscal 2015, including a positive 6.7% comparable retail sales for the fourth fiscal quarter.

➢	Our adjusted EPS increased 18.0% from $3.05 in fiscal 2014 to $3.60 in fiscal 2015. On a constant currency basis, adjusted EPS in fiscal 2015 was $3.74, a 22.6% increase compared to fiscal 2014.

➢	We generated cash from operations of over $180 million and ended fiscal 2015 with no debt on our balance sheet, permitting the Company to return significant capital to our stockholders and to make the capital expenditures necessary to affect our business transformation through technology.

•	Return of Capital. We continued to return significant capital to stockholders:

➢	We repurchased over $119 million of our Common Stock in fiscal 2015, resulting in the purchase of approximately $530 million of our Common Stock over the past five fiscal years and approximately $624 million since we began our capital return program in 2009. Our Board approved an additional $250 million stock buyback program in the fourth quarter of fiscal 2015.

➢	We commenced the payment of quarterly cash dividends in fiscal 2014, paid over $12 million in dividends in fiscal 2015, increased our dividend payment in the first quarter of fiscal 2015 by over 13%, and further increased our dividend in the first quarter of fiscal 2016 by 33⅓%.

•	Strategic Initiatives Progress. Our strategic vision, which was set by our CEO in 2010 when she arrived at The Children’s Place, is to effect a company-wide, multi-year transformation to the premier global, omni-channel children’s apparel brand. We have remained singularly focused on our strategy during this time period, and our strong financial results and TSR performance are evidence of the success of our strategic direction. Our strategic initiatives consist of:

➢	Product Focus. In furtherance of our stated objective to have the right merchandise in the right stores at the right time, in fiscal 2015, we successfully deployed state of the art merchandising tools. These new merchandising tools, combined with our highly talented design team, resulted in more frequent deliveries of updated, trend-right
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fashion, and increased penetration of wear-now, seasonally appropriate apparel, accessories and footwear.

➢	Business Transformation Through Technology. In fiscal 2015, we made significant on-time and on-budget progress on our technology and systems initiatives. We are transforming our digital capabilities to enhance our interaction with our customers. We are improving the efficiency and productivity of our inventory management through the installation of state of the art inventory planning, allocation and replenishment systems, which also support and accelerate our growth through channel expansion.

➢	Global Growth Through Channel Expansion. We continued to leverage our e-commerce channel to drive e-commerce sales domestically and internationally, enhance the sales and profitability of our store fleet, and enhance our brand recognition throughout the world. Our international operations continued to expand in fiscal 2015 through the addition of a new franchise partner in Mexico, and the successful opening of the first The Children’s Place stores and shop in shops in India, Mexico, Venezuela, Guatemala, the Dominican Republic, Georgia and Kazakhstan resulting in 102 international points of distribution (stores, shop in shops, e-commerce sites) open in 16 countries operated by six franchise partners at fiscal year-end. Since 2012, sales from our wholesale business have increased almost four-fold.

➢	Optimization of Our Store Fleet. In fiscal 2015, we continued to execute on the planned closure of approximately 200 stores through fiscal 2017, including 32 stores closed in fiscal 2015 and a total of 76 stores closed in the prior two fiscal years. Our store fleet optimization initiative has resulted in improved comparative retail store sales and improved profitability in our e-commerce business and neighboring stores.
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Board of Director Characteristics

BOARD TENURE AND DIVERSITY

Our Board of Directors is comprised of a mix of relatively new and longer-tenured directors, providing the Board with fresh perspectives and the benefit of experience. Additionally, our Board is well balanced in terms of gender, ending fiscal 2015 at the forefront of U.S. companies in terms of gender diversity on our Board.

TENURE

Average Tenure of Our Independent Directors = 3.35 Years

GENDER

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BOARD SKILLS AND EXPERIENCE

We believe that our Board is comprised of persons possessing the diverse skills and experience necessary to further our strategy and to address the risks we face in the rapidly changing business environment in which we operate. The Board has been shaped by actions taken over the years based on the Board’s annual self-assessments and director skills and experience mapping activities. These skills and experience are illustrated below.

See “Board Nominees and Continuing Directors—Summary of Director Core Competencies” below for additional information concerning the skills and experience of our individual directors.

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Engagement with our Stockholders

Outreach Activities. Our governance framework provides important support for our business and promotes the achievement of our strategic initiatives, all in order to serve the best interests of our stockholders. We understand the importance of assessing our governance practices regularly. In furtherance of that periodic assessment, during fiscal 2015, we spoke with institutional stockholders holding almost 65% of our Common Stock about corporate governance, executive compensation and social matters of importance to our stockholders and to us. This outreach was led by the Chair of our Nominating & Corporate Governance Committee and included our CEO, COO and General Counsel. During this outreach, we asked about a number of different topics. While not every stockholder addressed all of the following topics, our conversations with each stockholder touched on the substantial majority of these topics:

Shareholder Rights
•	Proxy access
•	Elimination of super-majority voting requirements
•	Ability of stockholders to call a special meeting
•	Ability of stockholders to act by written consent
•	Advance notice provision to submit proposals/director nominees for inclusion in the proxy

Board of Director Matters
•	Board composition
➢ succession planning
➢ refreshment
➢ diversity
•	Board of Director term limits
•	Mandatory retirement age for directors
•	“Over-boarding” on public boards

Capital Allocation
•	Stock buybacks, dividends, capital expenditures and other uses of cash

Executive Compensation
•	Appropriate performance metrics for annual and long-term incentive plans

Social Issues
•	Global labor practices/human rights—supply chain issues
•	Disclosure of spending on lobbying activities and political contributions

Environmental Matters
•	Climate change
•	Greenhouse gas emissions
•	Use of renewable energy

Our Board engaged in extensive discussions concerning the input we received from our shareholders and formulated a comprehensive series of steps to further strengthen our governance practices. Later in the fiscal year, we spoke again with our stockholders to share our Board’s determinations and to seek their further input. See “Corporate Governance Highlights—Corporate Governance Enhancements” in this section below for a discussion of our Board’s determinations shared with our stockholders.

Board Functioning Post Proxy Contest. As part of our fiscal 2015 engagement with stockholders, we were asked by a number of stockholders about the impact of the proxy contest in the Spring of 2015 on the Board’s continued commitment to our strategic initiatives and the functioning of the Board. In addressing these questions, the Chair of our Nominating & Corporate Governance Committee stressed two points: (i) our Board’s unwavering and unanimous commitment to the Company’s strategy set by our CEO in 2010 when she arrived at The Children’s Place and (ii) that our Board continues to function constructively and collaboratively to drive progress and deliver value to stockholders. In response to inquiries from stockholders concerning how the new directors who were added in response to the proxy contest were made familiar with the Company and the Board, the Chair explained that they were on-boarded and assimilated in the same fashion as other new directors have been. These on-boarding activities included providing the new directors

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with the Company’s comprehensive Board of Directors Handbook, multiple-day meetings at the Company’s headquarters with members of senior management during which in-depth explanations and discussions of the Company’s strategic initiatives took place, and meetings and conversations with incumbent directors intended to provide the new directors with an understanding of the dynamics and functioning of our Board and of each of the Board’s Committees.

Corporate Governance Highlights

Our corporate governance framework is designed to support our brand and to promote the achievement of our strategic initiatives. Set forth below are highlights of our Corporate Governance Foundation and the Corporate Governance Enhancements made in 2015, as well as the corporate governance enhancements that are proposed for stockholder approval at the Annual Meeting. Our Board believes that our proactive approach to governance practices furthers our commitment to our stockholders.

CORPORATE GOVERNANCE FOUNDATION

Board Independence	•	10 out of 11 of our directors are independent.
	•	Our CEO is the only member of management who serves as a director.

Board Composition	•	We seek a Board that, as a whole, possesses a mix of diverse skills, backgrounds and experience which are
➢ Diversity		relevant to our strategy, and an appropriate balance in terms of gender. Four of our Board members are women.
➢ Short Average Tenure ➢ Refreshment	•	We have a mix of relatively new and longer-tenured directors providing our Board with fresh perspectives and the benefit of experience. The average tenure of our independent directors is 3.35 years.
	•	We have added five new directors since 2014, including two women.

Independent Chairman	•	The roles of our Chairman of the Board and Chief Executive Officer are separated.
➢ Regular Executive Sessions	•	In addition to his other duties, our Chairman oversees regular executive sessions of the Board at which our independent directors discuss matters such as strategy, succession planning, risk, senior executive performance and compensation, future agenda items, and Board priorities and effectiveness.

Board Committees ➢ All Members are Independent	•	We have three Board committees—Audit, Compensation, and Nominating & Corporate Governance.
	•	All Committees are composed entirely of independent directors.
	•	Board Committee Chairs shape the agenda and information presented to their committees to respond to evolving business and regulatory developments.

Stockholder Engagement ➢ Regular and Extensive Outreach	•	We regularly engage with our stockholders to ensure that both our Board and senior management are aware of and can address the issues that matter most to our investors on a timely basis. During fiscal 2015, we spoke on two separate occasions with stockholders holding almost 65% of our Common Stock.
	•	In our engagements, we asked to hear stockholders’ views on governance matters generally and specifically with respect to the Company, including emerging governance developments, executive compensation, social and environmental matters, and our practices in each of these areas.
	•	Stockholders may also contact our directors directly by following the steps set forth in this Proxy Statement.
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Annual Evaluation of the Board and each Director ➢ Mapping of Directors’ Skills and Background to our Strategy	•	The Nominating & Corporate Governance Committee leads an annual self-evaluation of the functioning and effectiveness of the Board, as a whole, and of each Committee and each director. The centerpiece of this process is the analysis of a comprehensive self-assessment questionnaire completed by each director. The questionnaire’s answers provide a critical evaluation by the directors of the Board’s performance, including assessing its agendas, informational needs, composition, processes, dynamics and effectiveness, as well as a director by director evaluation in terms of skillsets and contribution.
	•	The individual director evaluations not only assesses the performance of current directors, but also identify and map the experience and skills necessary to further our strategy and to address the risks we face in the rapidly changing business environment in which we operate. At the end of the process, opportunities for improvement are identified by the Board. For example, the annual skillset mapping in fiscal 2015 led us to identify an opportunity to strengthen our Board’s skills and experience in areas of particular importance to the success of our strategic initiatives. As a result, John E. Bachman was appointed to our Board in March 2016. Mr. Bachman brings years of experience in the development and oversight of business strategies and operational leadership of a large complex organization.

Policy of Refreshment and Succession Planning	•	Our Board has a policy of Board refreshment and succession planning. Application of this policy to the Board’s annual director evaluation process has resulted in the appointment of four of the five new directors added to the Board since 2014.

Board Oversight ➢ Strategy ➢ Succession ➢ Risk	•	Oversight of business strategy, succession planning for our CEO and other members of senior management, and monitoring enterprise risk are key functions of the Board.
	•	Our Board oversees and advises management on the development and execution of business strategy, including by conducting an in-depth annual review across all strategic initiatives followed by updates at each Board meeting.
	•	Succession planning for our CEO and other members of senior management is a topic reviewed frequently by our Board.
	•	Enterprise risk management is overseen by our Audit Committee, with ultimate responsibility resting with the Board.

Committee Oversight ➢ Financial Reporting ➢ Responsible Sourcing ➢ Compensation Risk	•	Our Audit Committee oversees the integrity of our financial reporting process and financial statements, as well as the Company’s legal compliance and ethics programs.
	•	Our Audit Committee also monitors our responsible sourcing activities in our global sourcing operations.
	•	Our Compensation Committee reviews compensation policies and practices with its independent compensation consultant with a view to ensuring that the policies and practices do not encourage imprudent risk taking.

Accountability to Stockholders	•	Beginning with the annual meeting in 2017, all directors will be elected annually (declassified Board).
	•	Directors are elected by a majority of votes cast in uncontested director elections.

Director Engagement	•	Our Corporate Governance Guidelines limit to four (including our Company) the number of public boards of directors on which our independent directors may serve.
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Director Stock Ownership Guidelines	•	Each independent director is required to acquire (directly and through time-vesting share equivalent units) an amount of Company shares having a value at least equal to five times his or her annual cash retainer within five years of joining our Board.

Director Access to Management	•	Members of senior management present regularly to directors to enable the Board to hear directly from the leaders responsible for particular areas of our business. Also, all directors have access to individual members of management.

In keeping with our commitment to enhance stockholder rights, and informed by our recent stockholder outreach activities, in fiscal 2015 we further improved our strong governance framework and are recommending that, at the Annual Meeting, our stockholders approve certain other proposals to enhance stockholder rights. These actions are described below and will bolster the already comprehensive governance framework, policies and practices described above.

CORPORATE GOVERNANCE ENHANCEMENTS

Actions Taken in Fiscal 2015	•	Our Bylaws have been amended to provide proxy access rights to stockholders. We will include nominees in our proxy materials for up to the greater of 20% of the Board or two directors proposed by a stockholder or a group of up to 20 stockholders who have continuously owned 3% or more of our Common Stock for 3 years or more. See Article I, Section 7 of our Bylaws set forth in Appendix C attached hereto for the complete proxy access bylaw provision (the “Proxy Access Bylaw Amendment”).

	•	We have added new performance metrics (adjusted operating margin expansion and adjusted return on invested capital, or ROIC) to the existing metric of adjusted earnings per share, or EPS, for purposes of our long-term incentive plan (the “LTIP”) in order to more directly measure the progress made in achieving our strategic initiatives and to hold management accountable for financial results over which they have a greater direct influence. Our Compensation Committee also believes these metrics are key drivers of TSR.

	•	We have limited to four (including our Company) the number of public boards of directors on which our independent directors may serve.

Recommended Actions	•	At the Annual Meeting, our Board is recommending that our stockholders approve proposals further enhancing the rights of our stockholders that will:

➢ Permit stockholders holding 25% or more of our Common Stock to call special meetings of stockholders.

➢ Eliminate super-majority stockholder voting requirements.

➢ Update our advance notice provision governing the submission of proposals at stockholder meetings to lengthen the notice window and to provide stockholders with a greater deal of certainty as to when proposals must be submitted.

See “Proposals Requiring Your Vote”: Proposals 5, 6, 7 and 8 below.

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Executive Compensation Highlights

Our executive compensation program is designed to reward our management for delivering results and building sustainable stockholder value. We regularly review our compensation programs and policies, including to reflect feedback from our stockholders from the regular stockholder outreach activities undertaken in prior years by the Chair of our Compensation Committee and the outreach activities conducted by the Chair of our Nominating & Corporate Governance Committee in fiscal 2015.

We have made a number of important enhancements in fiscal 2015 and over the past few years. Important features of our executive compensation program include:

•	CEO Compensation

➢	86%, 84% and 82% of our CEO’s total target compensation in fiscal 2015, 2014 and 2013, respectively, was performance-based.

➢	Our CEO’s total target compensation in fiscal 2015 was in-line with that of our Peer Group’s CEOs, ranking in the 67th percentile when compared to fiscal 2014 Peer Group CEO total target compensation (the most recent fiscal year for which this data was publicly available). For fiscal 2015, our TSR was in the 85th percentile of our Peer Group and our 3-year TSR was in the 87th percentile of our Peer Group.

•	LTIP Design and Metrics

➢	Important changes to our LTIP to further strengthen the link between pay and performance:

•	In fiscal 2015, redesigned our LTIP to add performance metrics for the fiscal 2016 performance-based equity awards: adjusted operating margin expansion and adjusted ROIC have been added to a metric used in prior years, i.e., adjusted EPS. We believe that the use of adjusted operating margin expansion and adjusted ROIC will more directly measure progress made in achieving our strategic objectives and will hold management accountable for financial results over which they have more direct control. We also believe these metrics are important drivers of TSR.

•	We continue to believe that adjusted EPS is an important indicator of the creation of stockholder value. In setting adjusted EPS targets, it is important to note that we take into account our stock buy-back program as set forth in our annual operating plans for the applicable performance periods.

•	In response to feedback we received from several of our stockholders, for fiscal 2016 and fiscal years thereafter, we eliminated a TSR modifier as a component of our LTIP performance metrics. A number of our stockholders told us that they were not in favor of TSR as a performance metric despite its use by a number of companies. Drawbacks with the use of TSR cited by these stockholders included: (i) results can be influenced by short-lived price swings; (ii) point to point measurements ignore stock price movements experienced by stockholders during a measurement period; (iii) the achievement of a relatively higher (or lower) level of TSR in any one performance period can be influenced by a company’s starting stock price relative to the starting stock prices in the company’s peer group (i.e., at or near a high or at or near a low); and (iv) a company’s comparator peer group of companies often changes during a performance period due to changes in market capitalization, acquisitions and going private transactions. Following a detailed assessment of the reasons cited by stockholders, and recognizing that the Company has adopted and continues to use LTIP performance metrics which are important drivers of TSR (adjusted operating margin expansion, adjusted ROIC and adjusted EPS), following consultation with its independent compensation consultant, our Compensation Committee eliminated the use of a TSR modifier as a performance metric in our LTIP going forward.

•	Redesigned our LTIP in fiscal 2014 to provide for a three-year performance period and to utilize different performance metrics for our annual bonus plan and LTIP.
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•	Annual Peer Group Reviews

➢	In fiscal 2015, we reviewed our Peer Group to address industry consolidation and changes in market capitalization.

•	Other Important Actions and Policies

➢	Elimination of “single trigger” vesting of equity awards upon a change in control and replacement thereof with “double trigger” vesting (i.e., after both a change in control and an involuntary termination of employment); effective in 2015 and going forward.

➢	Elimination of “golden parachute” excise tax gross-ups and tax gross-ups on executive perquisites and benefits, other than in connection with standard relocation expenses.

➢	Provide for the “clawback” of incentive compensation in the event of certain occurrences, including restatement of financial statements.

➢	Prohibit hedging and pledging activities in our Common Stock.

➢	Require meaningful equity ownership by our CEO, other senior executives and directors.

CORPORATE GOVERNANCE AT THE CHILDREN’S PLACE

Our Corporate Governance Framework

The Company’s Board strongly believes that good corporate governance accompanies and greatly aids our long-term business success. Key governance policies and processes include our Corporate Governance Guidelines, Code of Business Conduct, Anti-Corruption Policy, the Charters of our Board Committees, our enterprise risk management program, our commitment to transparent reporting, and our system of internal checks and balances. Comprehensive management policies, many of which are approved at the Board level, guide our Company’s operations. Reflecting its commitment to continuous improvement, the Board reviews its policies and governance practices on an ongoing basis to ensure that they are appropriate, reflect best practices and promote stockholder value.

Stockholders may view the following documents on the Company’s website http://www.childrensplace.com under the “Corporate Governance” tab in the section entitled “Investor Relations”: Corporate Governance Guidelines, Code of Business Conduct, Anti-Corruption Policy, and Charters for each of our Board Committees.

Stockholder Engagement

We have a history of regular engagement with our stockholders. This regular engagement keeps us abreast of developments affecting governance policies and practices and provides us with a view as to what is important to our stockholders in the context of our Company.

During fiscal 2015, led by our Nominating & Corporate Governance Committee Chair, we spoke with institutional stockholders on two separate occasions; the first time to listen to our stockholders’ views about governance matters, including executive compensation, which are of particular importance to our stockholders, and a second time to report on the determinations made by the Nominating & Corporate Governance Committee, the Compensation Committee and, ultimately, the Board, including based on the input received from our stockholders. These outreach activities resulted in conversations among the Chair of our Nominating & Corporate Governance Committee, our CEO, COO and General Counsel, and stockholders holding almost 65% of our Common Stock.

Corporate Governance Enhancements in 2015

Following the stockholder engagement described above, in fiscal 2015, we made certain corporate governance enhancements and we are recommending that our stockholders approve further enhancements of stockholder rights at the Annual Meeting.

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Actions Taken in Fiscal 2015	•	Our Bylaws were amended to provide proxy access rights to our stockholders. These rights provide that we will include nominees in our proxy materials for up to the greater of 20% of the Board or two directors proposed by a stockholder or a group of up to 20 stockholders who have continuously owned 3% or more of our Common Stock for 3 years or more (see Article I, Section 7 of our Bylaws set forth in Appendix C attached hereto for the complete Proxy Access Bylaw Amendment).

	•	We added new performance metrics (adjusted operating margin expansion and adjusted ROIC) to the existing metric of adjusted EPS for purposes of our LTIP. These additions were made in order to more directly measure the progress made in achieving our strategic initiatives and to hold management accountable for financial results over which they have more direct control. We also believe that these metrics are important drivers of TSR.

	•	Our Corporate Governance Guidelines were amended to limit to four (including our Company) the number of public boards of directors on which our independent directors may serve.

Recommended Actions	•	At the Annual Meeting, our Board is recommending that our stockholders approve proposals further enhancing the rights of our stockholders that will:

➢ Permit stockholders holding 25% or more of our Common Stock to call special meetings of stockholders.

➢ Eliminate super-majority stockholder voting requirements.

➢ Update our advance notice provisions governing the submission of proposals at stockholder meetings to lengthen the notice window and to provide stockholders with a greater deal of certainty as to when proposals must be submitted.

See “Proposals Requiring Your Vote”: Proposals 5, 6, 7 and 8 below.

Corporate Governance Principles and Practices

Board Independence

•	Strict Director Independence Standards. The Board believes that in order to maintain its objective oversight of Company management, the Board must consist of a substantial majority of independent directors. The Board makes an annual independence determination concerning its members against guidelines established to assist the Board in making these determinations. These guidelines are contained in our Corporate Governance Guidelines and in our Related Person Transactions Policy and cover, among other things, employment, family, compensatory and business relationships, and relationships with our auditors. With the exception of Jane Elfers, our President and Chief Executive Officer, all of our directors are non-management directors who meet the criteria for independence under our guidelines and the listing standards of The Nasdaq Stock Market. In addition, because Ms. Elfers does not serve on the Audit Committee, the Compensation Committee or the Nominating & Corporate Governance Committee, all members of all of our Board Committees are independent directors.

With the assistance of the Nominating & Corporate Governance Committee, our Board also makes an annual determination that (i) the members of the Audit Committee are independent within the meaning of applicable provisions of SEC rules and regulations and (ii) the members of the Compensation Committee are “non-employee directors” within the meaning of Rule 16b-3 of the Exchange Act, “outside directors” within the meaning of regulations
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promulgated under Section 162(m) of the IRC, and independent within the meaning of applicable SEC rules and regulations.

•	Executive Sessions of Independent Directors. Executive sessions are an important governance practice because they enable our independent directors to discuss matters such as strategy, succession planning, risk, senior executive performance and compensation, future agenda items, and Board priorities and effectiveness without management present. Led by the Chairman of the Board, the independent directors of the Board meet in executive session, without the CEO or other members of management present, at every regularly scheduled Board meeting.

Board Composition and Continuous Evaluation

•	Board Skills and Experience. An important function of our Nominating & Corporate Governance Committee is to evaluate whether the members of our Board, as a whole, possess a mix of the diverse skills, backgrounds and experience that are necessary to further the Company’s strategy and that address the risks we face in the rapidly changing business environment in which we operate.

Our strategic initiatives consist of a focus on product, business transformation through technology, global growth through channel expansion, and optimization of our store fleet. The skills and experience of our directors that complement these strategic initiatives include strategy development and oversight, product development, brand management and marketing, digital and mobile experience, technology implementation, and global business and international operations. These skills, together with a background in such areas as public company board of director experience, C-suite and other senior leadership experience, finance, risk management, accounting, talent and performance management, and executive compensation enable our Board to effectively further the strategic objectives of our Company and monitor and assess the operational, financial and compliance risks faced by our Company.

•	Board and Director Evaluation Process. Annually, the Nominating & Corporate Governance Committee engages in an important process to evaluate the relevance and the breadth of our directors’ skills, backgrounds and experience. The Committee conducts a formal evaluation of how well the Board functions and performs, the membership, leadership, roles and performance of each of the Board’s Committees, and the skillsets and contribution of individual directors. The centerpiece of this process is the analysis of a comprehensive self-assessment questionnaire completed by each director. The questionnaire is updated annually as appropriate. It uses criteria that the Board and its outside advisors have determined to be important to the success of the Board and the Company following a review of our Board’s activities and external best practices.

Board as a Whole. The questionnaire is designed to elicit a critical evaluation by the directors of the performance of the Board and its Committees, including assessing agendas, informational needs, composition, processes, dynamics and effectiveness. The Nominating & Corporate Governance Committee shares its findings and recommendations with the full Board. The Board then considers the results of the evaluation and recommendations and, as necessary, identifies and authorizes steps to be taken to enhance Board and Committee performance.

Individual Directors. The questionnaire is also designed to elicit a critical evaluation by the directors of their peers. Directors evaluate their peers on the basis of effectiveness and various attribute criteria. In addition, directors evaluate and grade each of their peer’s contribution to the Board, and each director rates his or her skillsets against an extensive list of skillsets, experiences and attributes important to the Company. The resulting feedback is shared with the individual directors. The Nominating & Corporate Governance Committee utilizes the feedback to inform its succession planning. The Committee also utilizes the skillset inventory to identify any gaps in relevant knowledge and experience not covered by existing members of our Board. This process results in a thorough discussion on how our Board is
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constituted currently and how our Board should be constituted in the future to align with our strategic objectives.

•	Refreshment and Succession Planning. By annually identifying and mapping individual skillsets, backgrounds and experiences against those required to further the interests of the Company and its stockholders, the Board naturally engages in refreshment and succession planning for the Board. Following these annual evaluations, in 2014 and again in 2015, we engaged a professional director search firm to conduct searches which resulted in the appointment of three new directors, including two women. In addition, the annual skillset mapping in fiscal 2015 led us to identify an opportunity to strengthen our Board’s skills and experience in areas of particular importance to the success of our strategic initiatives. As a result, in March 2016, we appointed John E. Bachman to our Board. Mr. Bachman brings years of experience in the development and oversight of business strategies and the operational leadership of a large complex organization.

•	Diversity and Tenure. Our Board believes that the diversity in gender, thinking, experience, background and approach resulting from its policy of refreshment and succession planning enhances Board leadership, deliberations and decision making, and are critical to the Board’s acting as a creative and problem solving body. A goal of our refreshment and succession planning activities is also to have our directors be representative of our customers; over 90% of our customers are women and four of our Board members are women. We also have a mix of relatively new and longer-tenured directors providing the Board with fresh perspectives and the benefit of experience. The average tenure of our independent directors is 3.35 years.

•	Board Membership Criteria. Our Corporate Governance Guidelines identify the characteristics expected of all directors. These include independence, integrity, high personal and professional ethics, sound business judgment, and the ability and willingness to commit sufficient time to the Board. In evaluating the suitability of individual Board members, the Board takes into account many factors, including the disciplines relevant to the success of a publicly traded apparel specialty retail company in today’s business environment, understanding of the Company’s strategy and business, educational and professional background, personal accomplishment, and gender, age, and diversity. The Board evaluates each director in the context of the Board as a whole, with the objective of assembling a group of directors that can best contribute to the success of the Company and represent stockholder interests through the exercise of sound judgment, using its diversity of skills and experience.

Board Engagement

•	Limit the Number of Public Company Boards. Following our stockholder outreach activities in fiscal 2015, the Board amended our Corporate Governance Guidelines to limit to four (including our Company) the number of public company boards of directors on which our independent directors may serve.

Board Practices Promote Effective Oversight

•	Oversight Role of Board. The Board plays a fundamental role in overseeing the Company’s business strategy, succession planning and enterprise risk management.

•	Strategy. The Board reviews and evaluates the Company’s strategic initiatives, engages in in-depth reviews with senior management, conducts separate independent director sessions during which the Company’s strategy is evaluated and discussed, and receives detailed presentations throughout the year on critical aspects of the implementation of these initiatives. These periodic presentations include a review of performance, presentations regarding the progress on initiatives, and reports from specific departments such as finance, merchandising, store operations, planning and allocation, supply chain, real estate, information technology, human resources and legal.

•	Succession Planning and Emergency Plans. CEO succession planning is a topic reviewed frequently by our Board. In addition to conducting an annual review and evaluation of the
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skills and competencies possessed by potential CEO successors, our Board also has established a CEO Emergency Succession Plan to prepare for unanticipated circumstances. The Board has a similar plan in place for the Chairman of the Board. On an annual basis, the Board also engages in an in-depth review of the “bench strength” behind senior leaders of the Company. The Board reviews management strengths and development plans to prepare management for more senior leadership roles.

•	Risk Management. Our Board and Audit Committee regularly review the annual enterprise risk assessment conducted by management. This assessment identifies and prioritizes the major strategic, operational, financial and compliance risks to the Company, and identifies mitigation strategies to address the identified risks. The Board and Audit Committee evaluate and advise on the adequacy of the Company’s risk management processes and mitigation strategies.

Ensuring Board Accountability

•	Stockholder Oversight. The Company’s governance practices provide for Board accountability to stockholders through (i) majority voting for directors in uncontested elections, (ii) declassification of the Board providing for the annual election of the entire Board commencing in 2017, and (iii) if approved by the stockholders at the Annual Meeting, the calling of special meetings by stockholders and the elimination of super-majority voting requirements to amend our Charter and Bylaw provisions.

•	Proxy Access. Following our stockholder outreach activities in fiscal 2015, the Board amended our Bylaws to provide proxy access rights to our stockholders pursuant to which the Company will include nominees in our proxy materials for up to the greater of 20% of the Board or two directors proposed by a stockholder or a group of up to 20 stockholders who have continuously owned 3% or more of our Common Stock for 3 years or more.

Ensuring Management Accountability

•	Performance-Based Compensation. The Company has linked a substantial portion of the pay of its executives directly to the Company’s performance. As described in greater detail under the heading “Executive and Director Compensation—Compensation Discussion and Analysis” below, the Compensation Committee adheres to this pay-for-performance philosophy, and performance-based short-term and long-term incentives (cash and equity) comprise a significant component of our executive’s overall compensation.

•	Effective Performance Metrics. An important Board function is to help set and oversee strategy, to measure progress in achieving strategic initiatives in an objective and quantitative manner, and to hold management accountable and reward success. Our Compensation Committee gives effect to this function through the use of performance metrics for the Company’s annual bonus plan and long-term incentive plan which they believe have a high degree of correlation with measuring the success or failure in achieving our strategic initiatives.

Annual Bonus. The Compensation Committee has selected adjusted operating income as the performance metric for our annual bonus plan because it believes that financial measure to be an important driver of our stock price and therefore TSR.

LTIP. Following our stockholder outreach activities in fiscal 2015, the Compensation Committee added adjusted operating margin expansion and adjusted ROIC to adjusted EPS as the performance metrics for our long-term incentive plan. We believe that the use of adjusted operating margin expansion and adjusted ROIC will more directly measure progress made in achieving our strategic objectives and will hold management accountable for financial results over which they have more direct control. We will continue to utilize adjusted EPS as an LTIP performance metric, including because we believe that this metric, together with adjusted operating margin expansion and adjusted ROIC, are important drivers of TSR. Importantly, in setting adjusted EPS targets, we take into account our stock buy-back program as set forth in our annual operating plans for the applicable performance periods.
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Board Leadership Structure

•	Separate Chairman and CEO. The Board selects the Company’s CEO and Chairman of the Board in the manner that it determines to be in the best interests of the Company’s stockholders. The Board has determined that having an independent director serve as Chairman of the Board is in the best interest of the Company’s stockholders at this time. Our Board believes that this structure ensures a greater role for the independent directors in the oversight of the Company and active participation of the independent directors in setting Board and Committee agendas and establishing priorities and procedures. Further, this structure permits the Chief Executive Officer to focus on strategic matters and the management of the Company’s day-to-day operations.

•	Committee Chairs. Our Board’s leadership structure also includes independent, experienced and involved Board Committee Chairs.

Established Policies Guide Governance and Business Integrity

•	Charters for Board Committees. Each of the Audit Committee, the Compensation Committee and the Nominating & Corporate Governance Committee has a Charter developed under the leadership of its Committee Chair. The Charters for each committee are available on our website, http://www.childrensplace.com, under the “Corporate Governance” tab in the section entitled “Investor Relations.” The Committee Charters describe the purpose, responsibilities, structure and operations of each Committee. The Audit Committee Charter and the Compensation Committee Charter reflect the authority and responsibilities of each Committee under the applicable rules and regulations of the SEC and The Nasdaq Stock Market.

•	Corporate Governance Guidelines. The Company’s Corporate Governance Guidelines reflect the Board’s views and Company policy regarding significant corporate governance issues. As part of its ongoing review of best practices in corporate governance, the Board periodically updates these guidelines.

•	Code of Business Conduct. The Company’s Code of Business Conduct is designed to promote the highest ethical standards in all of the Company’s business dealings. The Code of Business Conduct applies to the Company’s directors, officers (including its principal executive officer, principal financial officer and principal accounting officer) and employees.

Director Access to Management

•	Management Participation at Board Meetings. Topics are presented to the Board by members of management in an environment that encourages dialogue to develop between Directors and management. The Board’s direct access to management continues outside the boardroom during discussions with our executives.

Director Attendance

•	Board and Committee Meetings. Our Board held 18 in-person and telephonic meetings in fiscal 2015. All directors attended over 90% of all meetings of the Board during fiscal 2015.

•	Annual Meetings. It is the Company’s policy that all members of the Board should attend the Company’s annual meeting of stockholders, unless circumstances prevent a director’s attendance. All directors of the Company attended the 2015 annual meeting of stockholders other than Mr. Reynolds.

Stockholder Access to the Board of Directors

•	Communications to the Board of Directors. Stockholders may communicate directly with the Company’s independent directors concerning proper and relevant topics by sending an e-mail to childrensplaceboard@childrensplace.com or by writing to Board of Directors, c/o Secretary, The Children’s Place, Inc., 500 Plaza Drive, Secaucus, New Jersey 07094.
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Consideration of Board Nominees

•	Nomination by Stockholders. The Nominating & Corporate Governance Committee acts on behalf of the Board to recruit, consider the qualifications of and recommend to the Board nominees for election as directors by our stockholders and candidates to be appointed by the Board to fill vacancies on the Board. Our Corporate Governance Guidelines provide that the Nominating & Corporate Governance Committee will consider candidates recommended by stockholders and that there will be no differences in the manner in which it evaluates nominees recommended by stockholders and nominees recommended by the Nominating & Corporate Governance Committee or Company management.

Board of Directors and Board Committees

Board of Directors. The Board oversees the business, assets, affairs and performance of the Company. At the end of fiscal 2015, the Board had ten directors, with nine independent directors and one employee director, our CEO. In March 2016, the Board appointed John E. Bachman as the eleventh member of the Board.

During fiscal 2015, the Board met in person or telephonically 18 times, and the independent directors met regularly in executive session without Ms. Elfers present. All members of the Board attended over 90% of all meetings of the Board held in fiscal 2015.

At the Company’s annual meeting of stockholders held in 2014, our stockholders adopted and approved an amendment to our Charter to declassify our Board of Directors. The declassification of our Board will result in the Board being fully declassified (and all Board members standing for annual elections) commencing with the 2017 annual meeting of stockholders. The table below summarizes the implementation of the declassification of our Board pursuant to the amendment:

	Length of Term	Year that
	for Directors	Term Will
Annual Meeting Year	Elected	Expire
2016	One year	2017
2017 and thereafter	Annual election	One year later

Committees of the Board of Directors. The Board has three standing committees: the Audit Committee, the Compensation Committee and the Nominating & Corporate Governance Committee. The Charters for each committee are available on our website, http://www.childrensplace.com, under the “Corporate Governance” tab in the section entitled “Investor Relations.”

The members of the Board’s Committees and a summary of the responsibilities of these Committees are set forth below.

Nominating & Corporate
Audit Committee	Compensation Committee	Governance Committee
Kenneth Reiss(1)	Joseph Gromek(1)	Joseph Alutto(1)
John E. Bachman(2)	Susan Patricia Griffith	Susan Patricia Griffith
Marla Malcolm Beck	Norman Matthews	Norman Matthews
Stanley W. Reynolds	Robert L. Mettler	Susan Sobbott

(1)	Chair during fiscal 2015.

(2)	Appointed to the Board and the Audit Committee in March 2016.

Audit Committee

The Audit Committee monitors the preparation and integrity of our financial statements, our overall disclosure practices, the soundness of our system of internal financial controls and our compliance with good accounting practices. The Audit Committee is responsible for the appointment of our independent registered public accounting firm. In discharging this responsibility, the Audit Committee considers a number of factors, including the auditing firm’s industry knowledge and experience, and the quality of the engagement partner and the other professionals on the audit team. The Audit Committee also has oversight responsibility for the performance of our internal

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audit function and the Company’s legal compliance and ethics programs. Finally, the Audit Committee plays a primary role in risk oversight, including reviews of our enterprise risk management program, cybersecurity efforts, business continuity and disaster recovery program, and responsible sourcing activities.

The Board has determined that all members of the Audit Committee are “independent,” as required by the Exchange Act and the listing standards of The Nasdaq Stock Market and meet the “financial sophistication” requirement within the meaning of The Nasdaq Stock Market rules, and has also determined that Messrs. Reiss, Bachman and Reynolds qualify as “audit committee financial experts” as defined in Item 407(d)(5) of Regulation S-K.

The Audit Committee met nine times in fiscal 2015, and each member of the Committee attended all of its meetings, except two members did not attend one meeting each. Eight of the Committee’s meetings were focused primarily on our annual and quarterly financial reports, including our Form 10-K, Form 10-Qs and our related earnings releases. At each of these meetings, the Committee reviewed the applicable documents and also received reports from our management, internal audit department and independent outside audit firm, BDO USA, LLP. The Audit Committee regularly meets in executive sessions with BDO USA, LLP outside the presence of management, and also meets in those executive sessions with members of management and, separately, with the head of our internal audit department.

Compensation Committee

The Compensation Committee has been charged with the responsibilities of our Board relating to compensation of our executive officers. The Compensation Committee reviews and recommends to the Board our CEO’s compensation, and with the input from senior management, reviews and approves the compensation of our executive officers. In addition, the Compensation Committee makes recommendations to the Board regarding the compensation of directors.

The Compensation Committee establishes our management compensation policies, reviews and recommends to the Board the terms of the Company’s incentive compensation plans and programs, and oversees the implementation and operation of these plans and programs. The Compensation Committee is also responsible for reviewing and assessing potential risk arising from the Company’s compensation policies and practices. In fiscal 2015, a risk assessment of the Company’s compensation policies and practices was performed to ascertain any potential material risks that may be created by the programs. The Compensation Committee considered the findings of the assessment and concluded that the Company’s compensation programs and practices are aligned with the interests of our stockholders, appropriately reward pay for performance, and do not promote excessive or imprudent risk-taking.

For more information on the role played by the Compensation Committee, see the Compensation Committee’s written charter, a copy of which is available on the Company’s website, http://www.childrensplace.com under the “Corporate Governance” tab in the section entitled “Investor Relations,” and “Executive Compensation - Compensation Discussion and Analysis” below. The Compensation Committee met five times during fiscal 2015, and meets in executive session with its independent compensation consultants at each regularly scheduled in-person meeting. All members of the Compensation Committee attended all meetings of the Committee in fiscal 2015.

All members of the Compensation Committee are independent under the Company’s standards. In arriving at this conclusion, the Board considered, among other factors, the listing rules of The Nasdaq Stock Market, the fact that the Company does not pay any compensatory consideration to Compensation Committee members other than fees in their capacities as directors and committee members, and that Compensation Committee members are not affiliated with the Company or members of its management in any way other than membership on the Compensation Committee. The Board has also determined that such directors are “non-employee directors” within the meaning of Rule 16b-3 of the Exchange Act, “outside directors” within the meaning of regulations promulgated under Section 162(m) of the IRC and “independent” within the meaning of other SEC rules and regulations applicable to members of the Compensation Committee.

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The Compensation Committee has the authority to retain the services of compensation consultants to provide it with recommendations and advice on the appropriateness of the Company’s compensation of the CEO and the Company’s other executive officers and directors. The Compensation Committee has retained Semler Brossy Consulting Group, LLC (“Semler Brossy”) to advise it with respect to such matters, the design and implementation of executive compensation plans and programs, and such other matters as the Compensation Committee may direct. At the Compensation Committee’s request, Semler Brossy also provides the Compensation Committee with benchmarking data concerning the compensation paid to officers and directors by companies in the Company’s Peer Group and the retail industry. Semler Brossy works directly with the Compensation Committee and its Chair, and meets with the Committee in executive session. Semler Brossy does not provide any services to the Company. The Compensation Committee has determined that Semler Brossy is independent and does not have any conflict of interest in its dealings with the Compensation Committee. The Compensation Committee made this determination, in part, by reviewing and considering the factors set out by the applicable rules and regulations of the SEC and The Nasdaq Stock Market covering independence, conflicts of interest and compensation advisors.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee is or has been an officer of the Company, none was an employee of the Company during fiscal 2015, and none had any relationship with the Company or any of its subsidiaries during fiscal 2015 that would be required to be disclosed as a transaction with a related person. None of the executive officers of the Company has served on the board of directors or compensation committee of another company at any time during which an executive officer of such other company served on the Company’s Board or the Compensation Committee.

Nominating & Corporate Governance Committee

The Nominating & Corporate Governance Committee recommends nominees for the Board and develops and implements formal Board and individual director self-evaluation procedures. It also makes recommendations to the Board regarding corporate governance and Board and Committee structure. In the event of an uncontested election, the Nominating & Corporate Governance Committee must assess the appropriateness of accepting the resignation of a Board nominee who is in office as a director and does not receive a majority of the votes cast by the stockholders. All members of the Nominating & Corporate Governance Committee are independent directors. The Nominating & Corporate Committee met four times during fiscal 2015. All members of the Nominating & Corporate Governance Committee attended all meetings of the Committee.

Board Nominees and Continuing Directors

In evaluating individual Board members, the Nominating & Corporate Governance Committee seeks directors with strong reputations and experience in areas relevant to the strategy and operations of our business and takes into account many factors, including educational and professional background, personal accomplishment, gender, age and ethnic diversity. The Nominating and Corporate Governance Committee, however, does not base its nomination of a candidate solely on these factors.

The Nominating & Corporate Governance Committee also strives to nominate directors with a variety of complementary skills so that, as a group, the Board will possess the appropriate talent, skills and expertise to oversee the Company’s business and strategic initiatives. Each nominee and continuing director of the Company has served in a senior executive position in a large, complex organization and has gained extensive experience in core management skills, such as strategic and financial planning, financial reporting, corporate governance, risk management and leadership development. This variety and depth of experience enables the nominees to make significant contributions to the deliberations of the Board.

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The following table summarizes the experience and attributes currently represented on our Board. The director biographies below also describe each director’s qualifications and experience.

Summary of Director Core Competencies

Experience/Attribute
	Alutto	Bachman	Beck	Elfers	Griffith	Gromek	Matthews	Mettler	Reiss	Reynolds	Sobbott
Leadership/Strategy	X	X	X	X	X	X	X	X		X	X
General Management/C-Suite Experience	X	X	X	X	X	X	X	X		X	X
Governance/Public Board Service	X	X		X		X	X	X	X
Retail/Specialty Retail			X	X		X	X	X	X	X
Digital/Omni-Channel/Marketing			X	X	X	X	X				X
Global Business/International Operations		X		X		X	X	X	X	X	X
Technology Implementation		X	X	X	X	X					X
Financial		X	X	X		X	X	X	X	X	X
Additional Information
Age	74	60	46	55	51	69	83	75	73	51	50
Tenure	8	<1	<1	6	4	5	7	1	4	2	2
Ethnic, gender, national or other diversity			X	X	X						X
Other Current Public Company Boards						3	3	1	1
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Board Nominees

Biographical information for each director nominated for election at the Annual Meeting are set forth below.

Jane Elfers, 55 Class I Director since 2010	Ms. Elfers has served as our President and Chief Executive Officer since January 2010. Ms. Elfers has over 30 years of experience as a retail executive, having begun her career with Macy’s.

Ms. Elfers formerly served as President and Chief Executive Officer of Lord & Taylor from May 2000 to September 2008. She is a graduate of Bucknell University where she received a degree in Business Administration and where she serves on the Board of Trustees.

Ms. Elfers brings to the Company significant leadership skills, depth of experience as a Chief Executive Officer, and a talent for assembling best in class management teams. Ms. Elfers has deep turnaround experience and her vision for The Children’s Place is to become the leading global children’s omni-channel brand. Her strategic growth plan focuses on talent, product, business transformation through technology, growth through expanded channels of distribution and store fleet optimization, all with an underlying core of operational excellence.

John E. Bachman, 60 Independent Class I Director since 2016	Mr. Bachman was appointed to the Board of Directors in March 2016 and currently serves as a member of our Audit Committee. Prior to his retirement in 2015, Mr. Bachman was a partner at the accounting firm of PricewaterhouseCoopers LLP (“PwC”). At PwC, Mr. Bachman served for six years as the Operations Leader of the firm’s U.S. Assurance Practice with full operational and financial responsibility for this $4 billion line of business, which included the firm’s audit and risk management practices. Prior to this role, Mr. Bachman served for three years as the firm’s Strategy Leader where he was responsible for strategic planning across business units, geographies and industries. Mr. Bachman also served as an audit partner for 26 years for companies in the industrial manufacturing, financial services, publishing, healthcare and other industries. Mr. Bachman received an MBA from the Harvard University Graduate Business School.

Mr. Bachman provides the Company with years of experience in the development and oversight of business strategies and the operation of a large complex organization. He also provides significant experience and expertise in accounting, auditing and risk management. Mr. Bachman qualifies as an “audit committee financial expert” under applicable SEC rules.

Susan Patricia Griffith, 51 Independent Class I Director since 2012	Ms. Griffith currently serves as a member of our Nominating & Corporate Governance Committee and Compensation Committee. She is the Personal Lines Chief Operating Officer for The Progressive Corporation where Ms. Griffith has responsibility for the direct management of the insurance Claims, Personal Lines and Customer Relationship Management organizations, overseeing over 19,000 employees across the United States. Ms. Griffith joined Progressive in
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1988 and has held positions of increasing responsibility, including serving as President of Customer Operations from 2014 to 2015, Claims Group President from 2008 to 2014 and as Chief Human Resources Officer from 2002 to 2008.

Ms. Griffith provides the Company with years of experience in areas that are particularly relevant to the retail industry, including senior management roles in a leading consumer-facing company. Ms. Griffith is skilled in the management of a large, complex organization, customer service, and human resource and performance management.

Joseph Gromek, 69 Independent Class I Director since 2011	Mr. Gromek currently serves as the Chair of our Compensation Committee. Until his retirement in February 2012, Mr. Gromek served as President and Chief Executive Officer of The Warnaco Group, Inc. since April 2003 and as a member of that company’s Board of Directors. From 1996 to 2002, Mr. Gromek served as President and Chief Executive Officer of Brooks Brothers, Inc. For over 30 years, Mr. Gromek has held senior management positions with Saks Fifth Avenue, Limited Brands, Inc. and Ann Taylor Stores, Inc. Mr. Gromek is the Chair of the Board of Trustees of The New School, serves on the Boards of Directors of Ronald McDonald House and Stanley M. Proctor Company, as a member of the Board of Governors of Parsons The New School for Design, and as a member of the Board of Trustees of St. Peter’s University.

Mr. Gromek provides the Company with his significant experience as a Chief Executive Officer and a senior executive in the apparel and retail industries, where he has created significant value for stockholders as an expert in the growth, management and operation of global businesses. Mr. Gromek also has extensive public company board experience, including as a Chairman of the Board and as the Chairman of board committees.

Other Public Company Directorships: Wolverine World Wide, Inc. (since 2008), Tumi Holdings, Inc. (since 2012) (Chairman of the Board since December 2013) and Guess, Inc. (since 2014).

Continuing Directors

The following table sets forth certain information with respect to the Class II and Class III Directors, whose term of office continues until the Company’s 2017 annual meeting of stockholders.

Joseph Alutto, 74 Independent Class II Director since 2008	Dr. Alutto currently serves as the Chair of our Nominating & Corporate Governance Committee. From June 2014 to present, Dr. Alutto has served as the Distinguished Professor of Organizational Behavior at The Ohio State University. From July 2013 to June 2014, Dr. Alutto served as Interim President of The Ohio State University. Prior to that, from October 2007 to July 2013, Dr. Alutto served as Executive Vice President and Provost of The Ohio State University. Dr. Alutto also served as the institution’s Interim President and Provost from July 2007 to October 2007. Prior to these positions, Dr. Alutto
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served as the Dean of the Max M. Fischer College of Business at The Ohio State University for 16 years.

Dr. Alutto’s experience in senior leadership positions with an institution such as The Ohio State University brings to the Company an in-depth understanding of organizational behavior, operations, processes, strategy, risk management and talent management.

Marla Malcolm Beck, 46 Independent Class II Director since 2015	Ms. Beck currently services as a member of our Audit Committee. She is the Chief Executive Officer of Bluemercury, a retailer and online seller of upscale beauty products and spa services founded in 1999 by Ms. Beck. Bluemercury was acquired by Macy’s, Inc. in 2015 and operates as a stand-alone business with Ms. Beck as its CEO reporting directly to the Chairman and Chief Executive Officer of Macy’s, Inc. Prior to 1999, Ms. Beck was a consultant for Consolidated Capital Partners LLC and McKinsey & Company, Inc. She holds an MBA and MPA from Harvard University.

Ms. Beck’s experience as Chief Executive Officer of Bluemercury brings to the Board of Directors a valuable perspective and experience with respect to brand management, brand marketing, digital, including e-commerce, and the management of a national retailer.

Norman Matthews, 83 Independent Class III Director since 2009	Mr. Matthews currently serves as our Chairman of the Board and as a member of our Compensation Committee and Nominating & Corporate Governance Committee. Mr. Matthews served as President of Federated Department Stores until his retirement in 1988. He joined Federated Department Stores in 1978 as Chairman—Gold Circle Stores Division. He was promoted to Executive Vice President of Federated Department Stores in 1982, to Vice Chairman in 1984 and to President in 1987. Prior to joining Federated Department Stores, Mr. Matthews served as Senior Vice President, General Merchandise Manager for E.J. Korvette, and as Senior Vice President, Marketing and Corporate Development for Broyhill Furniture Industries. In 2005, Mr. Matthews was named as one of eight outstanding directors by the Outstanding Directors Exchange. Mr. Matthews received an MBA from the Harvard University Graduate Business School.

Mr. Matthews possesses an extensive knowledge of the apparel and retail industries and corporate governance practices from his years as a senior executive and a member of the boards of directors of several public companies. Mr. Matthews’ experience provides him with a deep understanding of corporate governance processes and trends, and the complex strategic, risk and other oversight responsibilities associated with the role of the chairman of a public company.

Other Public Company Directorships: Henry Schein, Inc. (since 2002), Spectrum Brands (since 2010) and Party City Inc. (since 2014).
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Robert L. Mettler, 75 Independent Class II Director since 2015	Mr. Mettler currently serves as a member of our Compensation Committee. He was President of Special Projects at Macy’s from February 2008 until his retirement in January 2009. Mr. Mettler previously served as President and Chief Operating Officer of Macy’s West from 2000 to 2002 and as its Chairman and Chief Executive Officer from 2002 to 2008. Prior to joining Macy’s, Mr. Mettler held various executive positions in the retail industry, including President of Merchandising—Full Line Stores of Sears, Roebuck and Co. from 1996 to 2000, President of Apparel and Home Fashions of Sears from 1993 to 1996, and President and Chief Executive Officer of Robinson’s May Company from 1987 to 1993.

Mr. Mettler possesses significant experience as a Chief Executive Officer and a senior executive in the apparel and retail industries. He brings to the Board of Directors a valuable perspective and insight with respect to retailing, executive compensation and management.

Other Public Company Directorships: Barington/Hilco Acquisition Corp. (since 2014).

Kenneth Reiss, 73 Independent Class III Director since 2012	Mr. Reiss currently serves as the Chair of our Audit Committee. Prior to his retirement in June 2003, Mr. Reiss was a partner at the accounting firm of Ernst & Young, L.L.P. since 1977, where he served as the lead external auditor for several publicly traded companies, including Toys “R” Us, Inc., Staples, Inc., Phillips-Van Heusen, Inc. and Kenneth Cole Productions, Inc. At Ernst & Young, L.L.P., Mr. Reiss served as the Managing Partner of Audit for the New York office, the Director of the Audit Practice for the Retail and Consumer Products Industry, and the Chair of the Audit Practice Service Delivery Committee. As noted below, Mr. Reiss serves on the Board of Directors of Harman International Industries, Inc., and serves as the Chairman of the Audit Committee at that company. Mr. Reiss received an MBA from the Rutgers University School of Business.

Mr. Reiss provides significant experience and expertise in accounting, auditing and risk management in the retail and apparel industries. Mr. Reiss qualifies as an “audit committee financial expert” under applicable SEC rules.

Other Public Company Directorships: Harman International Industries, Inc. (since 2008).

Stanley W. Reynolds, 51 Independent Class III Director since 2014	Mr. Reynolds currently serves as a member of our Audit Committee. He is the Executive Vice President, Chief Financial Officer and Chief Administrative Officer of 7-Eleven, Inc. Mr. Reynolds joined 7-Eleven, Inc. in 1997 and held positions of increasing responsibility prior to his appointment in 2005 as Chief Financial Officer.

Mr. Reynolds provides the Company with years of senior level executive experience in global retail operations with a focus on financial management and accounting, international operations and global supply chain management and distribution. Mr.
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Reynolds has a track record of successfully developing, implementing and overseeing long-term strategic business plans that encompass and balance global operations and growth with efficient and effective capital allocation. Mr. Reynolds qualifies as an “audit committee financial expert” under applicable SEC rules.

Susan Sobbott, 50 Independent Class II Director since 2014	Ms. Sobbott currently serves as a member of our Nominating & Corporate Governance Committee. She is the President of Global Corporate Payments, a multi- billion dollar global division of the American Express Company serving the payment needs of mid-sized and large companies. From 2004 to early 2014, she was President and General Manager of American Express OPEN, a multi-billion dollar business unit within American Express Company serving small businesses. Since 2009, Ms. Sobbott has also served as a member of the Business Operating Committee, a group of senior leaders at American Express Company working with the Chief Executive Officer to develop strategic direction. Ms. Sobbott has held various executive positions of increasing responsibility since joining American Express Company in 1990. Ms. Sobbott received an MBA from The Darden School of Business, University of Virginia.

Ms. Sobbott brings to the Company leadership experience in developing and executing business strategies in such areas as new product innovation, business development, and relationship management. In these roles, Ms. Sobbott has developed and overseen growth strategies at a global company focused on superior customer service, compelling product offerings, technology and digital initiatives, and sophisticated advertising and promotion campaigns.

Board and Committees’ Role in Risk Oversight

The Company faces a variety of risks, including strategic, operational, financial and compliance risks. The Board believes an effective enterprise risk management system will (i) timely identify the material risks that the Company faces, (ii) communicate necessary information with respect to material risks to senior executives and, as appropriate, to the Board or relevant committee, (iii) implement appropriate and responsive risk management strategies consistent with the Company’s risk profile, and (iv) integrate risk management into Company decision-making.

Management performs an annual risk assessment to identify and prioritize the major risks to the Company and to ensure that mitigation strategies are in place to address identified risks, and periodically reports to the Board and to the Audit Committee on status. The Board reaches conclusions regarding the adequacy of the Company’s enterprise risk management processes based upon the briefings provided by management and advisors, as well as upon periodic reports the Board receives from the Audit Committee regarding the Audit Committee’s assessment of the processes, procedures and capabilities of the Company’s enterprise risk management program, financial statement and financial reporting risk and risks related to the Company’s global sourcing activities. The Board also receives periodic reports from the Compensation Committee regarding the Compensation Committee’s assessment of the risk, if any, arising from the Company’s compensation policies and practices. In addition to the formal compliance program, the Board encourages management to promote a corporate culture that incorporates risk management into the Company’s corporate strategy and day-to-day business operations.

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Audit Committee Report

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. The Audit Committee has authority to appoint, discharge and replace our independent registered public accounting firm, and is directly responsible for the oversight of the scope of its audit work and the determination of its compensation.

As stated in the Audit Committee’s written charter, a copy of which is available on the Company’s website, http://www.childrensplace.com, under the “Corporate Governance” tab in the section entitled “Investor Relations,” the Audit Committee’s responsibility is one of oversight. It is the responsibility of our management to establish and maintain a system of internal control over financial reporting, to prepare financial statements of the Company and its subsidiaries in accordance with generally accepted accounting principles, and to prepare other financial reports and disclosures. Our independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements and to issue a report thereon. The Audit Committee does not provide any expert or other special assurance as to our financial statements or any expert or professional certification as to the work of our independent registered public accounting firm.

In fulfilling its oversight responsibilities, the Audit Committee has, among other things, reviewed and discussed with management our audited consolidated financial statements for fiscal 2015, met and held discussions with management, our independent registered public accounting firm and the head of our internal audit function (both with and without management present) regarding the fair and complete presentation of our financial results and discussed the significant accounting policies applied in our financial statements as well as alternative treatments. The Audit Committee also reviewed and discussed with management, the head of our internal audit function and our independent registered public accounting firm the reports required by Section 404 of the Sarbanes Oxley Act of 2002, namely, management’s annual assessment of our internal control over financial reporting and our independent registered public accounting firm’s attestation report thereon. The Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, issued by the Public Company Accounting Oversight Board, or PCAOB. In addition, the Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm such firm’s independence.

Based on the review and discussions referred to above, the Audit Committee recommended to our Board that our audited consolidated financial statements for fiscal 2015 be included in our Annual Report on Form 10-K for such fiscal year for filing with the SEC.

The foregoing Audit Committee report has been submitted by the following members of the Audit Committee: Kenneth Reiss (Chair), Marla Malcolm Beck and Stanley W. Reynolds.

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EXECUTIVE OFFICERS

Set forth below are the names, ages and titles of our executive officers as of April 15, 2016:

Name	Age	Position
Jane Elfers	55	Chief Executive Officer and President, Director
Michael Scarpa	60	Chief Operating Officer
Anurup Pruthi	47	Senior Vice President, Chief Financial Officer
Bradley Cost	62	Senior Vice President, General Counsel and Secretary
Kevin Low	44	Senior Vice President, Store Operations
Gregory Poole	54	Senior Vice President, Global Sourcing

The biography of Ms. Elfers is set forth above under the heading “Governance at The Children’s Place—Board Nominees and Continuing Directors.”

Michael Scarpa joined the Company in November 2012. Mr. Scarpa has more than 30 years of financial and operational management experience. Most recently, he was Chief Operating Officer and Chief Financial Officer of The Talbots, Inc. with responsibility for finance, treasury, planning and allocation, supply chain, information technology and corporate strategy. Previously, Mr. Scarpa spent 25 years with Liz Claiborne, Inc. where he held positions of increasing responsibility, culminating in his appointment as Chief Operating Officer. He began his career in financial positions with Maidenform, Inc. and Krementz and Company. Mr. Scarpa earned his BS and MBA degrees from Rutgers University, and is a CPA.

Anurup Pruthi joined the Company in December 2014. Mr. Pruthi has more than 23 years of global financial and operational management experience. Most recently, he was the Chief Financial Officer of the largest retailer in India, Reliance Retail Limited in Mumbai, India, where he was responsible for the financial management of a $2.5 billion retail business. Prior to that position, Mr. Pruthi served as the Chief Executive Officer for a Future Group business consulting and services company in Mumbai, India, Chief Financial Officer of Global Merchandising and Supply Chain at Burberry PLC, based in London, England, Chief Operating Officer and Chief Financial Officer for Mexx Europe Holding, a subsidiary of Liz Claiborne, Inc., and Group Finance Director for Liz Claiborne, Inc. Mr. Pruthi holds a Master’s Degree in Finance and a BS in Finance from Bentley College.

Bradley Cost joined the Company in December 2010. Prior to joining us, Mr. Cost had been a partner with Bachelder Law LLP since September 2006, where he specialized in corporate governance, securities and senior executive compensation matters. Prior to that, Mr. Cost was a partner in law firms in private practice in New York City for over 20 years representing numerous public and private companies in securities, mergers & acquisitions and corporate matters. He earned his undergraduate degree from Georgetown University, and law and graduate business degrees from Northwestern University.

Kevin Low joined the Company in September 2011. Mr. Low has more than 20 years of retail field operations experience. Prior to joining us, Mr. Low spent 15 years with Gap, Inc. culminating in his appointment as Vice President of U.S. stores where he was responsible for in-store operations for seven U.S. regions. During his tenure at GAP, Inc., Mr. Low held positions of increasing responsibility as a manager of stores, District Manager, Regional Manager and Zone Vice President.

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Gregory Poole joined the Company in September 2012. Mr. Poole has more than 25 years of global sourcing and supply chain leadership experience. Most recently, he spent four years with The Talbots, Inc. where he served as Executive Vice President, Chief Supply Chain Officer, and was responsible for product development, global sourcing, global logistics, distribution, quality assurances, social compliance and technical design, and prior to that, Ann Taylor Stores, where he served as Senior Vice President, Chief Procurement Officer. Mr. Poole spent over 12 years with Gap Inc., where he held several senior level sourcing positions, culminating in his role as Senior Vice President, Sourcing & Vendor Development. Prior to Gap Inc., Mr. Poole served in sourcing and manufacturing roles of increasing responsibility for Esprit de Corp., The North Face, Inc., American Marketing Works, Inc., and Body Glove, Inc. He has a degree in Engineering from the Auckland Technical Institute, New Zealand.

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EXECUTIVE AND DIRECTOR COMPENSATION

COMPENSATION DISCUSSION & ANALYSIS

INTRODUCTION

Our governance framework provides important support for our business and promotes the achievement of our strategic initiatives, all in order to serve the best interests of our stockholders. This Compensation Discussion and Analysis describes the executive compensation component of governance applicable to our named executive officers, or NEO’s:

•	Jane Elfers, President and Chief Executive Officer

•	Michael Scarpa, Chief Operating Officer

•	Anurup Pruthi, Chief Financial Officer

•	Gregory Poole, Senior Vice President, Global Sourcing

•	Kevin Low, Senior Vice President, Stores

EXECUTIVE SUMMARY

95% Say-On-Pay Vote in 2015

At our 2015 Annual Meeting, stockholders holding over 95% of our shares of Common Stock voted for the Company’s “say-on-pay” resolution.

2015 Stockholder Outreach Activities Reached Holders of Almost 65% of Our Stock

We understand the importance of assessing our governance practices regularly. In furtherance of that periodic assessment, during fiscal 2015, we spoke with institutional stockholders holding almost 65% of our Common Stock about corporate governance, executive compensation and social matters of importance to our stockholders and to us. This outreach was led by the Chair of our Nominating & Corporate Governance Committee and included our CEO, COO and General Counsel. Following these conversations, the input we received was discussed extensively by our Board, resulting in the formulation of a comprehensive series of steps to further strengthen our governance practices. Later in the fiscal year, we spoke again with our stockholders to share our Board’s determinations and to again seek their input. See “Proxy Summary—Engagement with our Stockholders”.

In 2015, We Addressed an Important Incentive Plan Design Matter Identified by Our Stockholders

As part of our 2015 outreach, we heard from many stockholders about the importance of performance metrics for performance-based incentive compensation that can measure the progress made on our strategic initiatives and over which management has more direct control.

As a result, for fiscal 2016, we added performance metrics to our performance-based equity awards which measure adjusted operating margin expansion and adjusted ROIC.

As part of this redesign, we retained the use of adjusted earnings EPS as an LTIP performance metric since we believe that adjusted EPS, together with adjusted operating margin expansion and adjusted ROIC, are important drivers of TSR. Importantly, during our discussions with our stockholders, we pointed out that, when setting adjusted EPS performance targets, we take into account planned repurchases of Common Stock as set forth in our annual operating plans for the applicable performance periods.

Also in response to feedback we received from several of our stockholders, for fiscal 2016 and going forward, we eliminated the use of a TSR modifier as a component of our LTIP performance metrics. A number of stockholders told us that they were not in favor of TSR as a performance

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metric despite its use by a number of companies. Drawbacks with the use of TSR cited by these stockholders included: (i) results can be influenced by short-lived price swings; (ii) point to point measurements ignore stock price movements experienced by stockholders during a measurement period; (iii) the achievement of a relatively higher (or lower) level of TSR in any one performance period can be influenced by a company’s starting stock price relative to the starting stock prices in the company’s peer group (i.e., at or near a high or at or near a low); and (iv) a company’s comparator peer group of companies often changes during a performance period due to changes in market capitalization, acquisitions and going private transactions. Following a detailed assessment of the reasons cited by stockholders and recognizing that the Company has adopted and continues to use LTIP performance metrics which are important drivers of TSR (adjusted operating margin expansion, adjusted ROIC and adjusted EPS), following consultation with its independent compensation consultant, our Compensation Committee eliminated the use of a TSR modifier as a performance metric in our LTIP going forward.

The 2015 LTIP Design Change Adds to a Number of Executive Compensation Enhancements Made in Prior Years

We continually evaluate our executive compensation policies and programs, including in response to our stockholder outreach efforts. In recent years, we have made the following changes concerning executive compensation:

•	Redesigned our LTIP to use performance metrics for equity awards made to all members of management, including our CEO, which differ from the metric used for our annual bonus plan.

•	Redesigned our LTIP to use a three-year cliff vesting performance period for performance-based equity awards made to all members of management, including our CEO.

•	Eliminated “single trigger” vesting of equity awards upon a change in control and replaced that with “double trigger” vesting (i.e., after both a change in control and an involuntary termination of employment); effective in 2015 and going forward.

•	Adopted enhanced stock ownership guidelines for our CEO (5x salary), our other senior executives (3x salary) and independent directors (5x annual cash retainer).

•	Eliminated all excise tax and other tax gross-ups, other than in connection with standard relocation expenses.

•	Required the “clawback” of incentive compensation in certain circumstances, including the restatement of financial statements.

•	Prohibited hedging and pledging activities involving our Common Stock.

•	Instituted an annual peer group review.

See also “Corporate Governance at The Children’s Place” above for a discussion of our corporate governance framework and enhancements made in fiscal 2015 and additional enhancements proposed for approval at the Annual Meeting.

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CEO Compensation is in Alignment

➢	Type of compensation—The majority of our CEO’s compensation has been performance-based as the Company moved through a critical period of implementing its strategic initiatives in fiscal 2013-2015:

•	86% of our CEO’s total compensation, at target, was performance-based in fiscal 2015, 84% in fiscal 2014 and 82% in fiscal 2013.

•	100% of our CEO’s equity opportunity was performance-based in fiscal 2015, 2014 and 2013.

➢	Alignment of compensation and performance—Our CEO’s compensation in fiscal 2015 was aligned with our TSR performance:

•	In fiscal 2015, our 1-year TSR was in the 85th percentile of our Peer Group and our 3-year TSR was in the 87th percentile of our Peer Group. We believe that our superior TSR ranking is attributable to the Company’s strong financial performance resulting from our successful execution of our long-standing strategic growth plan.

(1)	Total Stockholder Return, or TSR, is the price per share of our Common Stock plus cumulative dividends per share for the applicable period.
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•	Our stock price increased 8.6% in fiscal 2015 and has increased 54.0% over the past five fiscal years. On April 1, 2016, our closing stock price was $83.19, having reached an all-time high of $84.91 on that day.

➢	Absolute level of compensation—Our CEO’s total compensation, at target, in fiscal 2015 remained at a level comparable to fiscal 2014:

(1)	Total compensation, at target, consists of annual base salary, annual bonus opportunity, at target, and the value of equity awards on the award date, in the case of performance based equity awards, at target.

(2)	Consists of salary ($1.1 million), target bonus ($1.32 million) and a three-year performance-based equity award having a market value of $6.0 million on the award date.
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➢	Relative level of compensation—Our CEO’s total compensation, at target, in fiscal 2015 was in-line with the CEOs of our Peer Group and our next highest paid NEO:

Fiscal Year	Our CEO’s 2015 target total compensation compared to 2014 median CEO target total compensation of our Peer Group
2015	1.28x (67th percentile(1))

(1)	Based on 2014 Peer Group CEO compensation data. See “Peer Group” below.

Fiscal Year	Our CEO’s target total compensation compared to our next highest NEO target total compensation
2015	2.51x

Fiscal 2015 Performance—Measured by Creation of Stockholder Value, Return of Capital, Financial Results, and Progress on Strategic Initiatives

In fiscal 2015, we created significant stockholder value, achieved strong financial results, returned a significant amount of capital to our stockholders, and made substantial progress on our strategic initiatives, all in the face of an intensely competitive, highly promotional, and “over-stored” specialty retail industry in which most retailers, including members of our Peer Group, struggled by comparison. We successfully managed in this difficult environment by a strong focus on our strategic initiatives, diligent expense control and disciplined inventory management.

Creation of Significant Stockholder Value

Our stock price has performed well over the past 5 fiscal years, increasing 54.0% over that period, including an 8.6% increase in fiscal 2015. For fiscal 2015, our TSR was in the 85th percentile of our Peer Group and our 3-year TSR was in the 87th percentile of our Peer Group.

Achievement of Strong Financial Results

We again recorded positive comparable retail sales in fiscal 2015, including a positive 6.7% comparable retail sales for the fourth fiscal quarter.

Our adjusted EPS increased 18.0% from $3.05 in fiscal 2014 to $3.60 in fiscal 2015. On a constant currency basis, adjusted EPS in fiscal 2015 was $3.74, a 22.6% increase compared to fiscal 2014.

We generated cash from operations of over $180 million and ended fiscal 2015 with no debt on our balance sheet, permitting the Company to return significant capital to our stockholders and to make the capital expenditures necessary to affect our business transformation through technology.

Return of Significant Capital

We repurchased over $119 million of shares of our Common Stock in fiscal 2015, resulting in the Company’s purchase of approximately $530 million of our Common Stock during the past five fiscal years and approximately $624 million since we began our capital return program in 2009. Our Board approved an additional $250 million stock buyback program in the fourth quarter of fiscal 2015.

We paid quarterly cash dividends of over $12 million in fiscal 2015. We increased our dividend in the first fiscal quarter of 2015 by over 13%, and again in the first fiscal quarter of 2016 by 33⅓%.

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Substantial Progress on Strategic Initiatives

The Company’s strategic vision, which was set by our CEO in 2010 when she arrived at The Children’s Place, is to effect a company-wide, multi-year transformation to the premier global, omni-channel children’s apparel brand. We have remained singularly focused on our strategy during this time period, and our strong financial results and TSR performance are evidence of the success of our strategic direction.

Significant progress was made in fiscal 2015 toward the Company’s goals through strong execution on our four key strategic initiatives:

•	Product focus

•	Business transformation through technology

•	Global growth through channel expansion

•	Optimization of our store fleet

Product Focus

Product is and will always be our number one focus. Our goal is to provide the highest quality and competitively priced product for all channels of global distribution.

In furtherance of our stated objective to have the right merchandise in the right stores at the right time, in fiscal 2015, we successfully deployed state of the art merchandising tools. These new merchandising tools, combined with our highly talented design team, resulted in more frequent deliveries of assortments of updated, trend-right fashion, and increased penetration of wear-now, seasonally appropriate apparel, accessories and footwear. Our customer has responded very positively to these offerings, resulting in strong sales, as well as lower levels of inventory.

Business Transformation Through Technology

We made significant on-time and on-budget progress on our technology and systems initiatives in fiscal 2015. We are transforming our digital capabilities to enhance our interaction with our customers. We are improving the efficiency and productivity of our inventory management through the installation of state of the art inventory planning, allocation and replenishment systems, which also support and accelerate our growth through channel expansion.

Specific milestones achieved in fiscal 2015 include:

➢	Continued development of our digital capabilities, including: organic search enhancements, dynamic lifecycle email campaigns triggered by individual behaviors, and addition of a wish list feature.

➢	Launched eReceipts to enable additional customer contact opportunities.

➢	Implemented an inventory allocation and replenishment tool to improve inventory productivity.

➢	Began implementation of a markdown optimization tool.

➢	Implemented a distributed order management system to enable cross channel fulfillment capabilities.

➢	Enhancements in technology to further channel expansion through our international, wholesale and e-commerce channels.

Global Growth Through Channel Expansion

➢	E-commerce Growth: E-commerce is at the center of our digital initiative. We believe we have significant opportunity to leverage this channel to not only drive e-commerce sales domestically and internationally, but to enhance the sales and profitability of our store fleet, while enhancing our brand recognition throughout the world.
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➢	International Expansion: Launched in 2012, we expanded our international franchise operations in fiscal 2015:

•	Added an international franchise partner in Mexico.

•	Successfully opened the first The Children’s Place stores and shop in shops in India, Mexico, Venezuela, Guatemala, the Dominican Republic, Georgia and Kazakhstan.

•	At fiscal 2015 year end, 102 international points of distribution (stores, shop in shops, e-commerce sites) were open in 16 countries outside of the U.S. and Canada operated by six franchise partners, with additional points of distribution planned in fiscal 2016.

•	Discussions are underway for expansion in other countries, including China through e-commerce.

➢	Wholesale Business:

•	Since 2012, sales from our wholesale business have increased almost four-fold.

Optimization of Our Store Fleet

We continually evaluate each channel within our portfolio given the rapidly evolving dynamics of the retail industry. In fiscal 2015, we continued to optimize our store fleet:

➢	Identified profitability enhancement opportunities resulting in the planned closure of approximately 200 underperforming stores through fiscal 2017, including 41 stores closed in fiscal 2013, 35 stores closed in fiscal 2014 and 32 stores closed in fiscal 2015.

➢	Our store fleet optimization initiative has resulted in improved comparative retail store sales and improved profitability in our e-commerce business and neighboring stores.
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Effective Corporate Governance Reinforces Our Compensation Plans and Policies

We regularly review our corporate governance to ensure our approach reflects “best practices” and input from our stockholders. We have made a number of enhancements over the last few years. Highlights of our governance features include:

WHAT WE DO

✓	Proxy access—Following our 2015 stockholder outreach activities, we amended our Bylaws to provide our stockholders with proxy access rights. The amendment provides that the Company is to include nominees in its proxy materials for up to the greater of 20% or two directors proposed by a stockholder, or a group of up to 20 stockholders, who have continuously owned 3% or more of the Company’s Common Stock for 3 years or more.
✓	Conduct annual Board and independent director self-evaluations, and mapping of director skill sets to strategic objectives—Our Board conducts detailed annual evaluations and scoring of the performance and effectiveness of the Board as a whole, and of each Board Committee and each director. In addition, we evaluate and map the skill sets of our directors to our strategic goals and initiatives.
✓	Director engagement—Our Corporate Governance Guidelines limit the number of public company Boards on which each independent director may serve to four, inclusive of their service on our Board of Directors.
✓	Pay for performance—A significant percentage of our management’s total compensation is “at risk”, connected to actual performance. For example, in fiscal 2015, 86% of our CEO’s total compensation, at target, was performance-based.
✓	Link incentive compensation to key drivers of stockholder value—Our Compensation Committee believes that adjusted operating income, adjusted EPS, adjusted operating margin expansion and adjusted ROIC are important drivers of TSR.
✓	Require meaningful stock ownership—We maintain stock ownership guidelines for our CEO at 5x annual base salary, for our other senior executives, including our other NEO’s, at 3x annual base salary, and for our independent directors at 5x annual cash Board retainer fees.
✓	Provide for the “clawback” of incentive compensation—Both our annual bonus plan and long-term incentive plan provide for the recovery of incentive compensation in the event of certain occurrences, including the restatement of financial statements.
✓	Offer limited perquisites—We provide modest perquisites to our executives, including our CEO and our other NEOs.
✓	Mitigate undue risk—We have caps on potential bonus payments and on the number of performance shares which may be earned, and have active oversight and risk management systems, including related to compensation risk.
✓	Engage an independent compensation consulting firm—The Compensation Committee retains Semler Brossy as its compensation consultant to provide independent, third-party advice on executive compensation, including advice on the design of our executive compensation programs. Semler Brossy does not provide any other services to the Company.
✓	Conduct an annual peer group review—The Compensation Committee, with the advice of its independent compensation consultant, reviews and reconstitutes, as necessary, our Peer Group on an annual basis.
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WHAT WE PROPOSE TO DO, SUBJECT TO STOCKHOLDER APPROVAL (See Proposals 5 to 8 to be voted on at the Annual Meeting below)

✓	Permit the calling of special stockholder meetings—Permit stockholders holding not less than 25% of our Common Stock to call a special meeting of stockholders.
✓	Elimination of super-majority voting provisions—Eliminate the current 75% super-majority stockholder voting requirement for certain actions.
✓	Update advance notice provisions—Provide for an increased notice period (30 days) for submission of stockholder proposals at annual stockholder meetings, which notice window would key off of the date of the prior year’s annual meeting providing stockholders with a greater deal of certainty as to when proposals must be submitted.

WHAT WE DO NOT DO

X	Have a classified Board of Directors (starting in 2017).
X	Combine the roles of Chief Executive Officer and Chairman of the Board.
X	Provide for “single trigger” equity vesting on a change in control.
X	Gross up “golden parachute” excise taxes upon a change in control.
X	Gross up taxes on perquisites or benefits, except standard relocation expenses.
X	Permit hedging or pledging of our Common Stock.
X	Provide special or supplemental retirement benefits to any executive.
X	Allow repricing of equity awards without stockholder approval.
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PEER GROUP

The Company uses comparative executive compensation data from a group of other leading specialty retail companies within a range of approximately 0.5x to 2.0x of our annual revenue. These companies are used as a point of reference in designing our compensation programs and in setting compensation levels. This group of companies is referred to in this Compensation Discussion and Analysis as our “Peer Group.” We do not use this data as a single determinative factor, but rather as an external check to verify that our executive compensation programs are reasonable and competitive.

In early fiscal 2015, the Compensation Committee reviewed the members of our Peer Group with the assistance of its independent compensation consultants. As part of this process, the Compensation Committee reaffirmed the following 14 companies as the members of our Peer Group for fiscal 2015:

Aeropostale	DSW
American Eagle Outfitters	Express
ANN(1)	Finish Line
Ascena Retail Group	Kate Spade & Company
Buckle	G-III Apparel Group
Carter’s	Men’s Wearhouse(2)
Chico’s FAS	Stage Stores

(1)	Acquired by Ascena Retail Group in August, 2015.

(2)	Name changed to Tailored Brands, Inc. in February, 2016.
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ELEMENTS OF COMPENSATION PROGRAM

Compensation Philosophy

The Company is committed to achieving long-term, sustainable growth and increasing stockholder value. Our compensation philosophy is to set our NEO’s total direct compensation at levels that will attract, motivate, and retain superior executive talent in a highly competitive environment. The Company’s compensation program for our NEOs is designed to support these objectives and encourage strong financial performance on an annual and long-term basis, without encouraging excessive risks, by linking a significant portion of our NEO’s total compensation to Company performance in the form of incentive compensation and long-term performance stock.

In setting the level of executive compensation, our Compensation Committee annually reviews with its independent compensation consultant compensation levels of management at companies in our Peer Group and industry-wide retail surveys with a view to monitoring the level of compensation of our management team, including our NEOs, compared to that of our Peer Group and our industry. Additionally, the Compensation Committee ensures that the level of NEO target compensation takes into account the progress being made on the Company’s strategic growth initiatives of product focus, business transformation through technology, global growth though channel expansion and optimization of our store fleet.

Setting Compensation

In setting compensation of all NEOs, our Compensation Committee takes into account multiple objective and position-specific factors, including:

•	the nature and scope of each executive’s responsibilities;

•	each executive’s experience, performance, and contribution to the Company;

•	comparative compensation data for executives in similar positions at companies participating in retail surveys conducted by independent consulting firms, as described below, and of companies in our Peer Group;

•	the Company’s performance;

•	prior equity awards and potential future earnings from equity awards;

•	retention needs; and

•	other factors the Committee deems relevant.

The Compensation Committee reviews total compensation, and its individual components, at the 25th,50th, and 75th percentile levels paid to executives in similar positions at specialty retailers (including companies in our Peer Group) by reference to industry-wide retail surveys prepared by independent third party consulting firms to understand where the compensation our Compensation Committee sets falls relative to the market practices. The Compensation Committee utilizes this data as a reference point in determining whether an executive’s total compensation opportunity is likely to provide sufficient motivation and retention. The Compensation Committee also uses this data to determine whether an executive’s total compensation opportunity properly reflects the executive’s role and scope of responsibilities relative to similarly situated executives of companies in the retail surveys and our Peer Group. The Compensation Committee chooses the actual amount of

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compensation opportunity of each executive based, in part, on its review of data for the companies in the retail surveys and our Peer Group and in part on the other factors discussed above.

(1)	All CEO equity is performance-based.

Components of Compensation

Our executive compensation program consists of four basic elements:

➢	Base salary;

➢	Annual performance-based bonus opportunity;

➢	Long-term equity awards (time and performance-based); and

➢	Employee benefits and perquisites.

Base Salary

Purpose. The Compensation Committee intends that base salary provide a reasonable, competitive level of fixed compensation based on responsibilities, skills and experience.

The base salaries of our NEOs are, on average, at approximately the median of our Peer Group. We believe that setting salaries in the median range mitigates the incentive that might otherwise exist for an executive to support short-term focused or higher-risk business strategies if fixed compensation was set below the median.

For fiscal 2015, the annual salaries of each of our NEOs (other than our CEO, who did not receive a salary increase) increased by less than 3% in keeping with market trends surveyed by our Compensation Committee’s independent compensation consultant.

Annual Incentives—Cash Bonuses

Purpose. The Compensation Committee provides an annual bonus in order to reward performance over a one-year period against a financial performance measure pre-established by the Compensation Committee. As in the past, this measure for fiscal 2015 was adjusted operating income. The Compensation Committee believes that operating income is an important driver of stockholder value, and accordingly, is an appropriate performance measure for purposes of our annual bonus plan.

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Terms and 2015 Results. Our executives, including the NEOs, are each assigned a bonus target by the Compensation Committee expressed as a percentage of base salary (for our senior management in fiscal 2015, ranging from 50% of base salary to 100% of base salary, or 120% of base salary in the case of our CEO). For fiscal 2015, these formula-driven cash payouts could have ranged from zero, if performance fell below an adjusted operating income threshold, to 100% of bonus opportunity if the adjusted operating income target was met, and up to a maximum of 200% of the target bonus opportunity (240% in the case of our CEO) if performance exceeded target. Based on market trends surveyed by our Compensation Committee’s independent compensation consultant and reviewed with the Compensation Committee on an annual basis, we believe that our management’s bonus opportunities as a percentage of base salaries are in-line with those of our Peer Group. Our annual bonus plan provides the Compensation Committee with “negative discretion”, that is, the authority to reduce the amount of bonus paid to a participant or to some or all participants if the Compensation Committee determines in its sole discretion that such reduction is appropriate.

As a result of the Company’s adjusted operating income for fiscal 2015 of approximately $110.8 million, our NEOs received an incentive cash bonus for fiscal 2015 at 140% of their respective target bonus opportunities.

2015 Annual Incentive Compensation Goals. Set forth below are the adjusted operating income goals which were applicable under our annual bonus plan in fiscal 2015:

	Threshold	Target	Maximum
Performance Measure	(0%)	(100%)	(200%)
Adjusted Operating Income Goals for Fiscal 2015 (millions)	$ 93.2	$105.8	$118.4
Increase (Decrease) Over Fiscal 2014 Actual Adjusted Operating Income ($99.1 million)	(6%)	7%	19%

To determine achievement of the goal, the adjusted operating income goals set by the Compensation Committee are compared to the actual operating income set forth in the Company’s audited 2015 consolidated statement of operations, adjusted to exclude the effects of any change in accounting principles and any one-time or unusual items eliminated and disclosed by the Company in its quarterly earnings press releases filed with the SEC as exhibits to the Company’s Current Reports on Form 8-K.

Long-Term Incentives—Equity Awards

Purpose. The Compensation Committee uses performance-based equity as a reward for the contribution of our management to our performance, including the achievement of our strategic goals, and to align the interests of our management with those of our stockholders. The purpose of time-based equity is to provide for retention and motivation.

Types of Awards. During fiscal 2015, we granted time and performance-based awards to eligible associates under our 2011 Equity Plan. These awards consisted of time vested restricted stock units (“TRSUs”) and performance-based restricted stock units (“PRSUs”). Our Compensation Committee determines whether the TRSUs and/or PRSUs are settled in shares of common stock, in cash equal to the fair market value of such shares at the time of delivery, or in part shares of common stock and in part cash. All awards under the 2011 Equity Plan have been settled in shares of Common Stock to date. We typically award equity once a year in the first or second quarter of our fiscal year, although we also award equity as part of certain new-hire awards and in connection with promotions. At January 30, 2016 (the end of fiscal 2015), there were 605,499 shares available for grant under our 2011 Equity Plan.

Time Vested Stock Awards. TRSUs are subject to annual vesting, generally in three equal annual installments beginning on the first anniversary of the date of the award. Generally, the recipient must be employed by the Company on the applicable vesting dates in order to receive the vesting shares. The three-year vesting period underscores the long-term focus of this award program.

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Fiscal 2015. During fiscal 2015, TRSU awards were made to our NEOs, other than our CEO, as part of our annual long-term incentive award grants to eligible employees. Ms. Elfers did not receive any TRSU awards for fiscal 2015 (or for fiscal 2013 or 2014).

Performance-Based Stock Awards. Our PRSUs tie payouts directly to pre-established performance measures over time which the Compensation Committee believes drive TSR.

LTIP Design in 2015. To address issues concerning our long-term incentive plan design identified during our prior stockholder outreach activities, our Compensation Committee adopted a new PRSU design during fiscal 2014. The new design was applicable to all members of management, including our CEO, in fiscal 2015. The new PRSU design is summarized below:

➢	Performance metrics consist of adjusted EPS and a TSR modifier, which performance metrics are different from the performance metric for our annual bonus plan.

➢	Performance is measured over a three-year period, with cliff vesting at the end of the period.

Performance Metrics. The three-year adjusted EPS target is first compared to actual adjusted EPS for the three-year performance period. Then, our three-year TSR relative to the three-year TSRs of our Peer Group will be used to modify, up, down or not at all, the number of PRSUs earned by participants. This is illustrated below:

Company 3-Year TSR	A Participant will Receive the Following Percentage
Ranking Compared to	of PRSUs Otherwise Earned
Peer Group(1)	Based on the Adjusted EPS Achieved
13th–15th	50%
10th–12th	75%
7th–9th	100%
4th–6th	125%
1st–3rd	150%

(1)	The Company’s Peer Group in fiscal 2015 consisted of the 14 companies identified in “Peer Group” above. This sets forth the Company’s three-year TSR ranking in that group of companies.

The adjusted EPS measure was selected to create a strong focus on our overall profit goal and the underlying drivers of revenue growth, cost control, cash flow, and ultimately TSR. Through the relative TSR metric, the Compensation Committee intended to gauge the Company’s performance against that of our Peer Group.

Based on the input from several of our stockholders received during our 2015 outreach activities, for fiscal 2016, our Compensation Committee based PRSUs on the achievement of adjusted EPS (50%), adjusted operating margin expansion (25%) and adjusted ROIC (25%) over a three-year period.

Adjusted operating margin expansion and adjusted ROIC were added to our performance-based equity awards based on feedback from our stockholders because these metrics are particularly well-suited to directly measuring the progress we are making toward the achievement of our strategic initiatives and are measures that management can more directly control. The intent of these metrics is to measure, and reward our NEOs for, the achievement of important strategic initiatives that strengthen the Company’s competitive position and drive TSR.

We believe that adjusted EPS, together with adjusted operating margin expansion and adjusted ROIC, are important drivers of TSR. In setting adjusted EPS targets, it is important to note that we take into account our planned stock repurchases as set forth in our annual operating plan for the applicable performance period.

In response to feedback we received from several of our stockholders, for fiscal 2016 and going forward, we eliminated the TSR modifier as a component of our LTIP performance metrics. A number of our stockholders told us that they were not in favor of TSR as a performance metric

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despite its use by a number of companies. Drawbacks with the use of TSR cited by these stockholders included: (i) results can be influenced by short-lived price swings; (ii) point to point stock price measurements ignore stock price movements experienced by stockholders during a measurement period; (iii) the achievement of a relatively higher (or lower) level of TSR in any one performance period can be influenced by a company’s starting stock price relative to the starting stock prices in a company’s peer group (i.e., at or near a high or at or near a low); and (iv) a company’s comparator peer group of companies often changes due to changes in market capitalization, acquisitions and going private transactions. Following a detailed assessment of the reasons cited by stockholders and recognizing that the Company has adopted and continues to use LTIP performance metrics which are important drivers of TSR (adjusted operating margin expansion, adjusted ROIC and adjusted EPS), following consultation with its independent compensation consultant, our Compensation Committee eliminated the use of a TSR modifier as a performance metric in our LTIP going forward.

Employee Benefits and Perquisites

The Company provides its management (including the NEOs) with the same employee benefits other employees receive, including health insurance coverage. In addition, Company management also receives an opportunity to participate in our voluntary deferred compensation plan, an opportunity to purchase group long-term disability coverage and supplemental disability coverage, and certain modest perquisites. In the case of our CEO, prerequisites were agreed to as a result of the arms-length negotiation of her employment agreement and were determined by the Compensation Committee to be important for retaining an executive of her talent. Any personal income taxes due as a result of these perquisites are the responsibility of the NEOs—we do not provide tax gross-ups to our executives, including the NEOs (other than in connection with certain standard relocation expenses).

The Company uses severance guidelines. Subject to their terms, these guidelines are designed to offer our employees fair and adequate replacement income based upon market practice. In general, all of our executives (other than our CEO) participate under the same severance guidelines that are applied to other employees. Our CEO’s severance arrangements are as provided in her employment agreement, which is described below.

OTHER COMPENSATION CONSIDERATONS

Stock Ownership Guidelines

In order to ensure that the interests of our senior management team and the Board are properly aligned with those of our stockholders, on the recommendation of the Compensation Committee, the Board has adopted stock ownership guidelines for Board members and our senior management team, which includes our NEOs. Our Compensation Committee periodically reviews the equity ownership of our NEOs and other members of senior management, and our Board reviews the equity ownership of our non-management directors, in each case, to determine compliance with the Company’s stock ownership guidelines. Under these guidelines, the ownership multiples are as follows:

Multiple
Chief Executive Officer	5x Base Salary
COO, CFO and Senior Vice Presidents	3x Base Salary
Independent Directors	5x Annual Cash Retainer

During fiscal 2015, each of our executives and independent directors was in compliance with his or her applicable ownership guideline.

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Prohibition on Hedging/Pledging

Hedging and pledging of our Common Stock is prohibited under the Company’s policies to ensure that the interests of management are aligned with those of our stockholders. During fiscal 2015, no member of management hedged or pledged any shares of Company stock.

Taxation

We endeavor to pay compensation to the NEOs that is tax deductible to the Company under Section 162(m) of the Code, however, we may forgo any or all of the tax deduction if we believe it to be in our best interests and that of our stockholders. The Company believes that all annual bonuses and performance-based equity awards granted to NEOs qualify as performance-based compensation under Section 162(m), and that time-vested long-term incentives granted to them do not.

Section 409A of the Code, which governs the form and timing of payment of deferred compensation, imposes sanctions, including a 20% penalty and an interest penalty, on the recipient of deferred compensation that does not comply with Section 409A. The Compensation Committee takes into account the potential implications of Section 409A in determining the form and timing of compensation awarded to executives.

The Compensation Committee also takes into account the potential implications of Sections 280G and 4999 of the Code in determining potential payments to be made to executives in connection with a change in control. Nevertheless, to the extent that certain payments upon a change in control are classified as excess parachute payments, the Company may not be able to deduct such payments pursuant to Section 280G and the recipient of such payments may be subject to the excise tax under Section 4999.

No “golden parachute” tax gross-ups. The Company does not provide tax gross-ups for any “golden parachute” excise tax payable by the recipient under Section 4999 of the Code. Rather, upon a termination of employment in connection with a change in control that gives rise to the payment of severance, the NEOs and other executives party to the Company’s change in control severance agreements (and Ms. Elfers pursuant to her employment agreement) will receive the greater of (i) the largest portion of the payment that is not subject to a “golden parachute” excise tax under Section 4999 of the Code or (ii) the full amount of the payment if the net-after-excise tax amount retained by the executive would exceed the amount in clause (i).

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the foregoing Compensation Discussion and Analysis and, based on such review and discussion, recommended to our Board that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K for fiscal 2015 and in this Proxy Statement.

The foregoing Compensation Committee report has been submitted by the members of the Compensation Committee: Joseph Gromek (Chair), Susan Patricia Griffith, Norman Matthews and Robert L. Mettler.

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Summary Compensation Table

The following table shows the compensation of the Company’s President and Chief Executive Officer (our principal executive officer), the Company’s Chief Financial Officer (our principal financial officer), and the three other most highly compensated executive officers of the Company (collectively, the “NEOs”) for fiscal 2015 and, to the extent any of these officers was an NEO in the prior years, for fiscal 2013 and fiscal 2014.

					Non-Equity
				Stock	Incentive Plan	All Other
Name and Principal Position	Year	Salary(1)	Bonus	Awards(2)	Compensation(3)	Compensation		Total
Jane Elfers	2015	$1,100,000	$–	$6,726,551	$1,848,000	$119,264	(4)	$9,793,815
President and Chief	2014	1,100,000	–	4,740,306	1,491,600	116,817	(5)	7,448,723
Executive Officer	2013	1,100,000	–	4,222,130	1,399,200	114,642	(6)	6,835,972

Michael Scarpa	2015	$775,000	–	$1,930,169	$1,085,000	$10,620	(8)	$3,800,789
Chief Operating Officer(7)	2014	768,269	–	2,473,000	875,750	11,244	(9)	4,128,263
	2013	723,077	–	1,823,260	795,000	157,149	(10)	3,498,486

Anurup Pruthi	2015	$510,962	–	$885,284	$432,600	$113,795	(12)	$1,942,641
Senior Vice President,	2014	67,308	–	281,800	–	82,285	(13)	431,393
Chief Financial Officer(11)

Gregory Poole	2015	$610,962	–	$772,096	$645,750	$26,011	(14)	$2,054,819
Senior Vice President,	2014	590,981	–	989,200	508,500	25,003	(15)	2,113,684
Global Sourcing	2013	562,058	–	2,594,902	450,765	167,346	(16)	3,775,071

Kevin Low	2015	$460,962	–	$643,486	$390,600	$5,798	(17)	$1,500,846
Senior Vice President,	2014	443,097	–	741,900	305,000	5,741	(18)	1,495,738
Stores	2013	421,032	–	1,606,360	270,000	5,514	(19)	2,302,906

Notes to the Summary Compensation Table

(1)	Includes amounts deferred under our Deferred Compensation Plan and 401(k) Plan.

(2)	The stock award grant date fair value for both time-vested and performance-based stock awards is determined in accordance with FASB ASC Topic 718, in the case of performance-based stock awards, based on the number of shares probable of vesting as determined by those rules, multiplied by the fair market value of one share of our Common Stock on the grant date. For fiscal 2015, at the maximum possible vesting values, the performance-based stock awards set forth in this column, computed on the basis of the fair value price of one share of our Common Stock on the grant date, were $20,179,653, $3,090,472, $1,935,718, $1,236,235 and $1,030,311 for Ms. Elfers, Mr. Scarpa, Mr. Pruthi, Mr. Poole and Mr. Low, respectively. For fiscal 2014, at the maximum possible vesting values, the performance-based stock awards set forth in this column, computed on the basis of the fair value price of one share of our Common Stock on the grant date, were $9,999,989, $3,596,250, $1,438,500 and $1,146,825 for Ms. Elfers, Mr. Scarpa, Mr. Poole, and Mr. Low, respectively. For fiscal 2013, at the maximum possible vesting values, the performance-based stock awards set forth in this column, computed on the basis of the closing sales price of our Common Stock on the grant date, were $9,382,460, $926,800, $593,152 and $593,152 for Ms. Elfers, Mr. Scarpa, Mr. Poole and Mr. Low, respectively. During our first fiscal quarter in 2013, our Board and Compensation Committee revised the fiscal 2013 operating plan and performance targets under our annual and long-term incentive plans. The incremental fair values of the modified 2013 performance-based stock awards, computed as of the modification date in accordance with FASB ASC Topic 718, were $972,132, $120,920, $77,388 and $77,388 for Ms. Elfers, Mr. Scarpa, Mr. Poole and Mr. Low, respectively. The original grant date values of these fiscal 2013 performance-based stock awards, at target, for Ms. Elfers, Mr. Scarpa, Mr. Poole and Mr. Low were $4,999,996, $455,600, $291,584 and $291,584, respectively. For more information concerning the assumptions used in determining the portion of the performance-based awards that are probable of vesting, see Note 3–Stock-Based Compensation in the accompanying Notes to Consolidated Financial Statements filed in our Annual Report on Form 10-K for our 2015 fiscal year and the Grants of Plan-Based Awards Table below.
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(3)	The amounts shown are incentives earned in accordance with the annual incentive arrangements described in the Compensation Discussion and Analysis above, and which are payable pursuant to the management incentive plan approved by the Compensation Committee at the beginning of each respective fiscal year. Amounts shown are for services performed during the fiscal year and paid during the subsequent fiscal year.

(4)	The amount shown includes $61,488 for a driver, $16,400 for driver reimbursements, $28,075 for a leased vehicle, $3,230 for tax preparation services, $749 for life insurance premiums and $9,322 for executive long term disability premiums.

(5)	The amount shown includes $60,879 for a driver, $16,124 for driver reimbursements, $26,451 for a leased vehicle, $3,275 for tax preparation services, $766 for life insurance premiums and $9,332 for executive long term disability premiums.

(6)	The amount shown includes $59,730 for a driver, $15,236 for driver reimbursements, $23,294 for a leased vehicle, $2,200 for tax preparation services, $9,251 for life insurance premiums and $4,930 for executive long term disability premiums.

(7)	Mr. Scarpa commenced serving as our Executive Vice President, Chief Financial Officer on December 3, 2012. On April 16, 2013, Mr. Scarpa became our Chief Operating Officer and Chief Financial Officer. On December 8, 2014, with the hiring of Mr. Pruthi as our Chief Financial Officer, Mr. Scarpa ceased acting as our principal financial officer.

(8)	The amount shown includes $528 for life insurance premiums and $10,092 for executive long term disability premiums.

(9)	The amount shown includes $578 for life insurance premiums and $10,666 for executive long term disability premiums.

(10)	The amount shown includes $3,294 for life insurance premiums, $4,529 for executive long-term disability premiums and $95,934 for relocation expenses and relocation tax gross-ups.

(11)	Mr. Pruthi commenced serving as our principal financial officer on December 8, 2014.

(12)	The amount shown includes $341 for life insurance premiums, $6,841 for executive long term disability premiums and $106,614 for relocation expenses and relocation tax gross-ups.

(13)	The amount shown includes $33 for life insurance premiums, $439 for executive long-term disability premiums and $81,813 for relocation expenses and relocation tax gross-ups.

(14)	The amount shown includes $409 for life insurance premiums, $10,005 for executive long term disability premiums and $15,597 for 401(k) plan matching contributions.

(15)	The amount shown includes $445 for life insurance premiums, $9,431 for executive long term disability premiums and $15,127 for 401(k) plan matching contributions.

(16)	The amount shown includes $1,398 for life insurance premiums, $4,750 for executive long-term disability premiums, $4,902 for the 401(k) plan matching contributions and $156,296 for relocation expenses and relocation tax gross-ups.

(17)	The amount shown includes $307 for life insurance premiums and $5,491 for executive long term disability premiums.

(18)	The amount shown includes $250 for life insurance premiums and $5,491 for executive long term disability premiums.

(19)	The amount shown includes $181 for life insurance premiums and $5,333 for executive long term disability premiums.
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Grants of Plan-Based Awards

The following table shows information about the non-equity incentive awards, equity incentive awards and other stock awards reflected in the Summary Compensation Table for fiscal 2015 and that were granted to the NEOs who received such awards during fiscal 2015.

									All Other Stock Awards:	Grant Date Fair
			Estimated Future Payouts			Estimated Future Payouts			Number	Value
			Under Non-equity Incentive			Under Equity Incentive			of Shares	of Stock
			Plan Awards			Plan Awards			of Stock	and
Name	Grant Date		Threshold ($)(1)	Target ($)(1)	Maximum ($)(1)	Threshold (#)	Target (#)	Maximum (#)	or Units (#)	Option Awards(2)
Jane Elfers			0	$1,320,000	$2,640,000
President and	2/13/15	(3)				0	101,334	304,002		$6,726,551
Chief Executive Officer

Michael Scarpa			0	$775,000	$1,550,000
Chief Operating Officer	5/6/15	(4)				0	13,417	40,251		$1,030,157
	5/6/15	(5)							13,417	900,012

Anurup Pruthi			0	$309,000	$618,000
Senior Vice President,	4/28/15	(6)				0	5,000	15,000		$431,901
Chief Financial Officer	8/7/15	(7)				0	4,081	12,243		240,044
	8/7/15	(8)							4,081	213,339

Gregory Poole			0	$461,250	$922,500
Senior Vice President,	5/6/15	(9)				0	5,367	16,101		$412,078
Global Sourcing	5/6/15	(10)							5,367	360,018

Kevin Low			0	$279,000	$558,000
Senior Vice President,	5/6/15	(11)				0	4,473	13,419		$343,437
Stores	5/6/15	(12)							4,473	300,049

Notes to the Grants of Plan-Based Awards Table

(1)	Amounts reflect bonuses available to be earned in accordance with our management incentive plan approved by the Compensation Committee at the beginning of fiscal 2015.

(2)	Reflects the aggregate grant date fair value of the awards, computed in accordance with “Compensation—Stock Compensation” topic of the Financial Accounting Standards Board’s Accounting Standards Codification based on the fair value of our Common Stock on the date of grant. The estimated fair value of the performance-based awards is based upon the probable outcome of the performance conditions on the date that each award was communicated to each of our NEOs for the performance period and the fair market value of our Common Stock on that date. For more information, see Note 3—Stock-Based Compensation in the accompanying Notes to Consolidated Financial Statements filed in our Annual Report on Form 10-K for our 2015 fiscal year.

(3)	Awarded pursuant to the terms of PRSUs granted on February 13, 2015 under the Company’s 2011 Equity Plan. The amounts shown reflect the number of shares of Common Stock able to be earned by Ms. Elfers based upon the achievement of the performance targets for fiscal years 2015-2017. Earned performance shares will vest in 2018 following a determination by the Compensation Committee that the perfomance targets have been achieved, provided Ms. Elfers is employed on February 3, 2018.

(4)	Awarded pursuant to the terms of PRSUs granted on May 6, 2015 under the Company’s 2011 Equity Plan. The amounts shown reflect the number of shares of Common Stock able to be earned by Mr. Scarpa based upon the achievement of the performance targets for fiscal years 2015-2017. Earned performance shares will vest in April 2018, provided Mr. Scarpa is employed on that date.
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(5)	Awarded pursuant to the terms of TRSUs granted on May 6, 2015 under the Company’s 2011 Equity Plan. Of the TRSUs awarded, one-third vest on the first, second and third anniversaries of the award date, provided Mr. Scarpa is employed by the Company on the respective vesting dates.

(6)	Awarded pursuant to the terms of PRSUs deemed granted on April 28, 2015 under the Company’s 2011 Equity Plan. The amounts shown reflect the number of shares of Common Stock able to be earned by Mr. Pruthi based upon the achievement of the performance targets of the fiscal years 2015-2017. Earned performance shares will vest in April 2018, provided Mr. Pruthi is employed on that date.

(7)	Awarded pursuant to the terms of PRSUs granted on August 7, 2015 under the Company’s 2011 Equity Plan. The amounts shown reflect the number of shares of Common Stock able to be earned by Mr. Pruthi based upon the achievement of the performance targets for fiscal years 2015-2017. Earned performance shares will vest in April 2018, provided Mr. Pruthi is employed on that date.

(8)	Awarded pursuant to the terms of TRSUs granted on August 7, 2015 under the Company’s 2011 Equity Plan. Of the TRSUs awarded, one-third vest on the first, second and third anniversaries of the award date, provided Mr. Pruthi is employed by the Company on the respective vesting dates.

(9)	Awarded pursuant to the terms of PRSUs granted on May 6, 2015 under the Company’s 2011 Equity Plan. The amounts shown reflect the number of shares of Common Stock able to be earned by Mr. Poole based upon the achievement of the performance targets for fiscal years 2015-2017. Earned performance shares will vest in April 2018, provided Mr. Poole is employed on that date.

(10)	Awarded pursuant to the terms of a TRSU granted on May 6, 2015 under the Company’s 2011 Equity Plan. Of the TRSUs awarded, one-third vest on each of the first, second and third anniversaries of the award date, provided Mr. Poole is employed by the Company on the respective vesting dates.

(11)	Awarded pursuant to the terms of PRSUs granted on May 6, 2015 under the Company’s 2011 Equity Plan. The amounts shown reflect the number of shares of Common Stock able to be earned by Mr. Low based upon the achievement of the performance targets for fiscal years 2015-2017. Earned performance shares will vest in April 2018, provided Mr. Low is employed on that date.

(12)	Awarded pursuant to the terms of a TRSU granted on May 6, 2015 under the Company’s 2011 Equity Plan. Of the TRSUs awarded, one-third vest on each of the first, second and third anniversaries of the award date, provided Mr. Low is employed by the Company on the respective vesting dates.
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Outstanding Equity Awards at Fiscal Year-End

The following table contains information about equity awards held by the NEOs as of January 30, 2016 (the end of our 2015 fiscal year).

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Jane Elfers	111,155	(2)	$7,236,191
President and Chief
Executive Officer				101,334	(3)	$6,596,843

Michael Scarpa	3,334	(4)	$217,043
Chief Operating Officer	6,667	(5)	434,022
	16,666	(6)	1,084,957
	13,417	(7)	873,447
				10,000	(8)	$651,000
				25,000	(9)	1,627,500
				13,417	(10)	873,447

Anurup Pruthi	3,334	(11)	$217,043
Senior Vice President,	4,081	(12)	265,673	5,000	(13)	$325,500
Chief Financial Officer				4,081	(14)	265,673

Gregory Poole	40,000	(15)	$2,604,000
Senior Vice President,	2,134	(16)	138,923
Global Sourcing	6,667	(17)	434,022
	5,367	(18)	349,392
				6,400	(19)	$416,640
				10,000	(20)	651,000
				5,367	(21)	349,392

Kevin Low	20,000	(22)	$1,302,000
Senior Vice President,	2,134	(23)	138,923
Stores	5,000	(24)	325,500
	4,473	(25)	291,192
				6,400	(26)	$416,640
				7,500	(27)	488,250
				4,473	(28)	291,192

Notes to the Outstanding Equity Awards at Fiscal Year-End Table

(1)	Calculated based on $65.10 per share, which was the closing market price per share of the Company’s Common Stock as reported on the Nasdaq Stock Market on January 29, 2016.

(2)	The amount shown reflects the number of shares of Common Stock to be delivered to Ms. Elfers pursuant to PRSUs granted to her on February 3, 2014 and earned by Ms. Elfers based on the achievement of a performance target for fiscal 2014. These shares are vested and will be delivered to Ms. Elfers in April 2017. However, if Ms. Elfers were to voluntarily terminate her employment for other than good reason, she would forfeit these shares.

(3)	Awarded pursuant to the terms of PRSUs granted on February 13, 2015 under the Company’s 2011 Equity Plan. The amount shown reflects the number of shares of Common Stock able to be earned by Ms. Elfers at target based upon the achievement of the performance targets for fiscal years 2015-2017. Earned performance shares will vest in 2018 following a determination
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by the Compensation Committee that the performance targets have been achieved, provided Ms. Elfers is employed on February 3, 2018, subject to the terms and conditions of the 2011 Equity Plan.

(4)	Represents unvested TSRUs representing 10,000 shares of Common Stock awarded to Mr. Scarpa on April 19, 2013. Of the shares awarded, one-third vest on each of the first, second and third anniversaries of the award date, provided Mr. Scarpa is employed by the Company on the respective vesting dates, subject to the terms and conditions of the 2011 Equity Plan. The shares reflected in the table will vest on April 19, 2016.

(5)	Represents unvested TRSUs representing 20,000 shares of Common Stock awarded to Mr. Scarpa on May 1, 2013. Of the shares awarded, one-third vest on each of the first, second and third anniversaries of the award date, provided Mr. Scarpa is employed by the Company on the respective vesting dates, subject to the terms and conditions of the 2011 Equity Plan. The shares reflected in the table will vest on May 1, 2016.

(6)	Represents unvested TRSUs representing 25,000 shares of Common Stock awarded to Mr. Scarpa on May 5, 2014. Of the shares awarded, one-third vest on each of the first, second and third anniversaries of the award date, provided Mr. Scarpa is employed by the Company on the respective vesting dates, subject to the terms and conditions of the 2011 Equity Plan. 8,333 of the shares reflected in the table will vest on May 5, 2016.

(7)	Represents unvested TRSUs representing 13,417 shares of Common Stock awarded to Mr. Scarpa on May 6, 2015. Of the shares awarded, one-third vest on each of the first, second and third anniversaries of the award date, provided Mr. Scarpa is employed by the Company on the respective vesting dates, subject to the terms and conditions of the 2011 Equity Plan. 4,472 of the shares reflected in the table will vest on May 6, 2016.

(8)	Awarded pursuant to the terms of PRSUs granted on April 19, 2013 under the Company’s 2011 Equity Plan. The amount shown reflects the number of shares of Common Stock able to be earned by Mr. Scarpa at target based upon the achievement of the performance targets for fiscal years 2013-2015. The PRSUs also provide for limited one-year “banking” opportunities in the event that the performance target for a fiscal year(s) in the three-year performance period is met. For fiscal 2013, Mr. Scarpa “banked” 25% of this PRSU award (2,500 shares), and for fiscal 2014, Mr. Scarpa did not “bank” any additional shares under this PRSU award. Earned performance shares will vest following the third anniversary of the award date, provided Mr. Scarpa is employed on that date, subject to the terms and conditions of the 2011 Equity Plan.

(9)	Awarded pursuant to the terms of PRSUs granted on May 5, 2014 under the Company’s 2011 Equity Plan. The amount shown reflects the number of shares of Common Stock able to be earned by Mr. Scarpa at target based upon the achievement of the performance targets for fiscal years 2014-2016. Earned performance shares will vest following the third anniversary of the award date, provided that Mr. Scarpa is employed on that date, subject to the terms and conditions of the 2011 Equity Plan.

(10)	Awarded pursuant to the terms of PRSUs granted on May 6, 2015 under the Company’s 2011 Equity Plan. The amount shown reflects the number of shares of Common Stock able to be earned by Mr. Scarpa at target based upon the achievement of the performance targets for fiscal years 2015-2017. Earned performance shares will vest in April 2018, provided Mr. Scarpa is employed on that date, subject to the terms and conditions of the 2011 Equity Plan.

(11)	Represents unvested TRSUs representing 5,000 shares of Common Stock awarded to Mr. Pruthi on January 5, 2015. Of the shares awarded, one-third vests on each of the first, second and third anniversaries of the award date, provided Mr. Pruthi is employed by the Company on the respective vesting dates, subject to the terms and conditions of the 2011 Equity Plan.

(12)	Represents unvested TRSUs representing 4,081 shares of Common Stock awarded to Mr. Pruthi on August 7, 2015. Of the shares awarded, one-third vest on each of the first, second and third anniversaries of the award date, provided Mr. Pruthi is employed by the Company on the respective vesting dates, subject to the terms and conditions of the 2011 Equity Plan. 1,360 of the shares reflected in the table will vest on August 7, 2016.
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(13)	Awarded pursuant to the terms of PRSUs granted on January 5, 2015 under the Company’s 2011 Equity Plan. The amount shown reflects the number of shares of Common Stock able to be earned by Mr. Pruthi at target based upon the achievement of the performance targets for fiscal years 2015-2017. Earned performance shares will vest in April 2018, provided Mr. Pruthi is employed on that date, subject to the terms and conditions of the 2011 Equity Plan.

(14)	Awarded pursuant to the terms of PRSUs granted on August 7, 2015 under the Company’s 2011 Equity Plan. The amount shown reflects the number of shares of Common Stock able to be earned by Mr. Pruthi at target based upon the achievement of the performance targets for fiscal years 2015-2017. Earned performance shares will vest in April 2018, provided Mr. Pruthi is employed on that date, subject to the terms and conditions of the 2011 Equity Plan.

(15)	Represents unvested TRSUs representing 40,000 shares of Common Stock awarded to Mr. Poole on February 15, 2013. Such shares vest in five equal annual installments beginning on April 1, 2014, but delivery of all vested shares is deferred until April 2018, provided Mr. Poole is employed by the Company on the delivery date, subject to the terms and conditions of the 2011 Equity Plan. Vested shares are also deliverable upon the sooner to occur of the awardee’s death or termination by the Company without cause.

(16)	Represents unvested TRSUs representing 6,400 shares of Common Stock awarded to Mr. Poole on April 19, 2013. Of the shares awarded, one-third vest on the first, second and third anniversaries of the award date, provided Mr. Poole is employed by the Company on the respective vesting dates, subject to the term and conditions of the 2011 Equity Plan. The shares reflected in the table will vest on April 19, 2016.

(17)	Represents unvested TRSUs representing 10,000 shares of Common Stock awarded to Mr. Poole on May 5, 2014. Of the shares awarded, one-third vest on each of the first, second and third anniversaries of the award date, provided Mr. Poole is employed by the Company on the respective vesting dates, subject to the terms and conditions of the 2011 Equity Plan. 3,333 of the shares reflected in the table will vest on May 5, 2016.

(18)	Represents unvested TRSUs representing 5,367 shares of Common Stock awarded to Mr. Poole on May 6, 2015. Of the shares awarded, one-third vest on each of the first, second and third anniversaries of the award date, provided Mr. Poole is employed by the Company on the respective vesting dates, subject to the terms and conditions of the 2011 Equity Plan. 1,789 of the shares reflected in the table will vest on May 6, 2016.

(19)	Awarded pursuant to the terms of PRSUs granted on April 19, 2013 under the Company’s 2011 Equity Plan. The amounts shown reflect the number of shares of Common Stock able to be earned by Mr. Poole at target based upon the achievement of the performance targets for fiscal years 2013-2015. The PRSUs also provide for limited one-year “banking” opportunities in the event that the performance target for a fiscal year(s) in the three-year performance period is met. As a result of the Company’s results for fiscal 2013, Mr. Poole “banked” 25% of this PRSU award (1,600 shares) and for fiscal 2014, Mr. Poole did not “bank” any additional shares under this PRSU award. Earned performance shares will vest following the third anniversary of the award date, provided Mr. Poole is employed on that date, subject to the terms and conditions of the 2011 Equity Plan.

(20)	Awarded pursuant to the terms of PRSUs granted on May 5, 2014 under the Company’s 2011 Equity Plan. The amount shown reflects the number of shares of Common Stock able to be earned by Mr. Poole at target based upon the achievement of the performance targets for fiscal years 2014-2016. Earned performance shares will vest following the third anniversary of the award date, provided that Mr. Poole is employed on that date, subject to the terms and conditions of the 2011 Equity Plan.

(21)	Awarded pursuant to the terms of PRSUs granted on May 6, 2015 under the Company’s 2011 Equity Plan. The amount shown reflects the number of shares of Common Stock able to be earned by Mr. Poole at target based upon the achievement of the performance targets for fiscal years 2015-2017. Earned performance shares will vest in April 2018, provided Mr. Poole is employed on that date, subject to the terms and conditions of the 2011 Equity Plan.
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(22)	Represents unvested TRSUs representing 20,000 shares of Common Stock awarded to Mr. Low on February 15, 2013. Such shares vest in five equal annual installments beginning on April 1, 2014, but delivery of all vested shares is deferred until April 2018, provided Mr. Low is employed by the Company on the delivery date, subject to the terms and conditions of the 2011 Equity Plan. Vested shares are also deliverable upon the sooner to occur of the awardee’s death or termination by the Company without cause.

(23)	Represents unvested TRSUs representing 6,400 shares of Common Stock awarded to Mr. Low on April 19, 2013. Of the shares awarded, one-third vest on the first, second and third anniversaries of the award date, provided Mr. Low is employed by the Company on the respective vesting dates, subject to the term and conditions of the 2011 Equity Plan. The shares reflected in the table will vest on April 19, 2016.

(24)	Represents unvested TRSUs representing 7,500 shares of Common Stock awarded to Mr. Low on May 5, 2014. Of the shares awarded, one-third vest on each of the first, second and third anniversaries of the award date, provided Mr. Low is employed by the Company on the respective vesting dates, subject to the terms and conditions of the 2011 Equity Plan. 2,500 of the shares reflected in the table will vest on May 5, 2016.

(25)	Represents unvested TRSUs representing 4,473 shares of Common Stock awarded to Mr. Low on May 6, 2015. Of the shares awarded, one-third vest on each of the first, second and third anniversaries of the award date, provided Mr. Low is employed by the Company on the respective vesting dates, subject to the terms and conditions of the 2011 Equity Plan. 1,789 of the shares reflected in the table will vest on May 6, 2016.

(26)	Awarded pursuant to the terms of PRSUs granted on April 19, 2013 under the Company’s 2011 Equity Plan. The amounts shown reflect the number of shares of Common Stock able to be earned by Mr. Low at target based upon the achievement of the performance targets for fiscal years 2013-2015. The PRSUs also provide for limited one-year “banking” opportunities in the event that the performance target for a fiscal year(s) in the three-year performance period is met. As a result of the Company’s results for fiscal 2013, Mr. Low “banked” 25% of this PRSU award (1,600 shares) and for fiscal 2014, Mr. Low did not “bank” any additional shares under this PRSU award. Earned performance shares will vest following the third anniversary of the award date, provided Mr. Low is employed on that date, subject to the terms and conditions of the 2011 Equity Plan.

(27)	Awarded pursuant to the terms of PRSUs granted on May 5, 2014 under the Company’s 2011 Equity Plan. The amount shown reflects the number of shares of Common Stock able to be earned by Mr. Low at target based upon the achievement of the performance targets for fiscal years 2014-2016. Earned performance shares will vest following the third anniversary of the award date, provided that Mr. Low is employed on that date, subject to the terms and conditions of the 2011 Equity Plan.

(28)	Awarded pursuant to the terms of PRSUs granted on May 6, 2015 under the Company’s 2011 Equity Plan. The amount shown reflects the number of shares of Common Stock able to be earned by Mr. Low at target based upon the achievement of the performance targets for fiscal years 2015-2017. Earned performance shares will vest in April 2018, provided Mr. Low is employed on that date, subject to the terms and conditions of the 2011 Equity Plan.
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Stock Vested

The following table contains information about the number of shares acquired and value realized during fiscal 2015 upon the vesting of equity awards previously granted to each of the NEOs who vested in equity awards during fiscal 2015.

	Stock Awards
Name*	Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)(1)
Jane Elfers	48,384	(2)	$3,103,350
President and Chief	33,333	(3)	2,096,646
Executive Officer	111,155	(4)	6,932,737

Michael Scarpa	3,333	(5)	$206,946
Chief Operating Officer	6,666	(6)	414,159
	8,333	(7)	518,646
	6,821	(8)	337,912

Anurup Pruthi	1,667	(9)	$98,390
Senior Vice President,
Chief Financial Officer

Gregory Poole	2,133	(10)	$132,438
Senior Vice President,	3,333	(11)	207,446
Global Sourcing	3,334	(12)	186,671

Kevin Low	1,668	(13)	$104,917
Senior Vice President,	2,133	(14)	132,438
Stores	2,500	(15)	155,600
	7,440	(16)	467,976

* No NEOs held options to acquire Common Stock during fiscal 2015.

Notes to the Stock Vested Table

(1)	Represents the aggregate dollar amount realized based upon the fair market value of the Company’s Common Stock on the vesting date of each award.

(2)	Represents the final partial vesting of 96,768 shares of Common Stock granted to Ms. Elfers pursuant to TRSUs awarded on March 30, 2012, 25%, 25% and 50% of which vested and were delivered on each of the first, second and third anniversaries of the date of grant, respectively.

(3)	Represents the final partial vesting of 100,000 shares of Common Stock granted to Ms. Elfers pursuant to TRSUs awarded on April 20, 2012, one-third of which vested and were delivered on each of the first, second and third anniversaries of the date of grant, respectively.

(4)	Represents the vesting of 111,155 shares of Common Stock granted to Ms. Elfers pursuant to PRSUs awarded on February 3, 2014 and which were earned by Ms. Elfers at 113% of target based on the achievement of a performance target for fiscal 2014. These shares are vested and will be delivered to Ms. Elfers in April 2017 in accordance with their terms. However, if Ms. Elfers were to voluntarily terminate her employment for other than good reason, she would forfeit these shares.

(5)	Represents the second partial vesting of 10,000 shares of Common Stock granted to Mr. Scarpa pursuant to TRSUs awarded on April 19, 2013, one-third of which vested and were delivered on the first and second anniversaries of the date of grant and one-third of which are deliverable to Mr. Scarpa on the third anniversary of the date of grant, provided Mr. Scarpa is
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employed by the Company on the vesting date, subject to the terms and conditions of the 2011 Equity Plan.

(6)	Represents the second partial vesting of 20,000 shares of Common Stock granted to Mr. Scarpa pursuant to TRSUs awarded on May 1, 2013, one-third of which vested and were delivered on the first and second anniversaries of the date of grant and one-third of which are deliverable to Mr. Scarpa on the third anniversary of the date of grant, provided Mr. Scarpa is employed by the Company on the vesting date, subject to the terms and conditions of the 2011 Equity Plan.

(7)	Represents the first partial vesting of 25,000 shares of Common Stock granted to Mr. Scarpa pursuant to TRSUs awarded on May 5, 2014, one-third of which vested and were delivered on the first anniversary of the date of grant and one-third of which are deliverable to Mr. Scarpa on each of the second and third anniversaries of the date of grant, provided Mr. Scarpa is employed by the Company on the respective vesting dates, subject to the terms and conditions of the 2011 Equity Plan.

(8)	Represents the final partial vesting of 20,463 shares of Common Stock granted to Mr. Scarpa pursuant to TRSUs awarded on December 3, 2012, one-third of which vested and were delivered on each of the first, second and third anniversaries of the date of grant, respectively.

(9)	Represents the first partial vesting of 5,000 shares of Common Stock granted to Mr. Pruthi pursuant to TRSUs awarded on January 5, 2015, one-third of which vested and was delivered on the first anniversary of the date of grant and one-third of which are deliverable to Mr. Pruthi on each of the second and third anniversaries of the date of grant, provided Mr. Pruthi is employed by the Company on the respective vesting dates, subject to the terms and conditions of the 2011 Equity Plan.

(10)	Represents the second partial vesting of 6,400 shares of Common Stock granted to Mr. Poole pursuant to TRSUs awarded on April 19, 2013, one-third of which vested and were delivered on the first and second anniversaries of the date of grant and one-third of which are deliverable to Mr. Poole on the third anniversary of the date of grant, provided Mr. Poole is employed by the Company on the vesting date, subject to the terms and conditions of the 2011 Equity Plan.

(11)	Represents the first partial vesting of 10,000 shares of Common Stock granted to Mr. Poole pursuant to TRSUs awarded on May 5, 2014, one-third of which vested and were delivered on the first anniversary of the date of grant and one-third of which are deliverable to Mr. Poole on each of the second and third anniversaries of the date of grant, provided Mr. Poole is employed by the Company on the respective vesting dates, subject to the terms and conditions of the 2011 Equity Plan.

(12)	Represents the final partial vesting of 10,000 shares of Common Stock granted to Mr. Poole pursuant to TRSUs awarded on October 1, 2012, one-third of which vested and were delivered on each of the first, second and third anniversaries of the date of grant, respectively.

(13)	Represents the final partial vesting of 5,000 shares of Common Stock granted to Mr. Low pursuant to TRSUs awarded on May 1, 2012, one-third of which vested and were delivered on each of the first, second and third anniversaries of the date of grant, respectively.

(14)	Represents the second partial vesting of 6,400 shares of Common Stock granted to Mr. Low pursuant to TRSUs awarded on April 19, 2013, one-third of which vested and were delivered on the first and second anniversaries of the date of grant and one-third of which are deliverable to Mr. Low on the third anniversary of the date of grant, provided Mr. Low is employed by the Company on the vesting date, subject to the terms and conditions of the 2011 Equity Plan.

(15)	Represents the first partial vesting of 7,500 shares of Common Stock granted to Mr. Low pursuant to TRSUs awarded on May 5, 2014, one-third of which vested and were delivered on the first anniversary of the date of grant and one-third of which are deliverable to Mr. Low on each of the second and third anniversaries of the date of grant, provided Mr. Low is employed by the Company on the respective vesting dates, subject to the terms and conditions of the 2011 Equity Plan.
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(16)	Represents the vesting of 7,440 shares of Common Stock granted to Mr. Low pursuant to PRSUs awarded on May 1, 2012 and which were earned by Mr. Low at 93% of target based on the achievement of a performance target for fiscal 2012.

Deferred Compensation Plan

Eligible employees, including our NEOs, and our directors may elect annually to defer a portion of their salary, cash bonus, director fees and stock awards under The Children’s Place, Inc. Nonqualified Deferred Compensation Plan (the “Deferred Compensation Plan”). Under this plan, participants can defer up to 80% of their salary, 100% of their cash bonus, 100% of their director fees and/or 100% of their stock awards payable in the following calendar year. At the option of the participant, these amounts may be deferred to a specific date at least two years from the last day of the year in which deferrals are credited into the participant’s account. Interest on deferred amounts is credited to the participant’s account based upon the earnings and losses of one or more of the investments selected by the participant from the various investment alternatives available under the Deferred Compensation Plan, as determined by the Compensation Committee. Directors may elect to invest cash fees in Company stock. All stock awards are distributed in the form of shares of Company stock.

At the time of deferral, a participant must indicate whether he or she wishes to receive the amount deferred in either a lump sum or in substantially equal annual installments over a period of up to five years. If a participant who is an employee of the Company separates from service prior to the elected commencement date for distributions and has not attained a combination of age and years of service to the Company equal to 55, then the deferred amounts will be distributed immediately in a lump sum, regardless of the method of distribution originally elected by the participant. If the participant in question has attained a combination of age and years of service to the Company equal to 55 and has previously elected to do so on a timely basis, then the participant may receive the amounts in substantially equal annual installments over a period of up to fifteen years. If the participant is a director and separates from service prior to the elected commencement date for distributions, then the deferred amounts will be distributed immediately in a lump sum unless the recipient has elected on a timely basis to receive the amounts in substantially equal installments over a period of up to fifteen years. If the participant in question is a “specified employee” under the Code, there may be a six-month delay in the commencement of distributions, if triggered by the participant’s termination or retirement. Changes to deferral elections with respect to previously deferred amounts are permitted only under the limited terms and conditions specified in the Code and early withdrawals from deferred accounts are permitted only in extreme cases, such as unforeseen financial hardship resulting from an illness or accident of the participant which is demonstrated to the Compensation Committee.

CEO Employment Agreement

The Company and Jane Elfers, our President and Chief Executive Officer, are parties to an employment agreement dated December 2009, as amended (the “employment agreement”).

The following table summarizes the compensation paid to Ms. Elfers under her employment agreement in respect of fiscal 2015. The employment agreement requires Ms. Elfers’ continued employment for the payment of compensation and vesting of equity, and bases the performance-based annual cash bonuses and performance-based stock awards on pre-set financial criteria to be established by our Compensation Committee.

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Item of Compensation For Fiscal 2015	Amount	Vesting Date for Equity Award
Base Salary	$1,100,000 paid
Performance-Based Cash Bonus	$1,848,000 paid(1)
PRSUs granted on February 13, 2015 with a three-year performance period	101,334 shares awarded ($6,000,000 grant date value)	Earned shares, if any, will vest in 2018 following a determination by the Compensation Committee of the achievement of performance targets, provided Ms. Elfers is employed on February 3, 2018

(1)	Under the employment agreement, Ms. Elfers is eligible to receive an annual performance-based cash bonus award pursuant to the Company’s annual bonus plan. The threshold, target and maximum amounts of each annual bonus are equal to 50%, 120% and 240%, respectively, of Ms. Elfers’ base salary. The actual annual bonus is to be paid upon the achievement of a performance measure established by the Compensation Committee. As a result of the Company’s actual adjusted operating income performance in fiscal 2015 (approximately $110.8 million), like our other NEOs, Ms. Elfers received her cash bonus in respect of fiscal 2015 at 140% of target.

Set forth below is a summary of certain other terms contained in Ms. Elfers’ employment agreement.

Board of Directors. Ms. Elfers is to be nominated for election to our Board of Directors pursuant to her employment agreement.

Benefits and Perquisites. During the term of her employment agreement, Ms. Elfers will be entitled to the perquisites described under the heading “Compensation Discussion and Analysis—Employee Benefits and Perquisites” above and to participate in all employee benefit and perquisite plans, programs and arrangements offered by the Company as the Company generally makes available to senior executives of the Company from time to time (other than any severance plan or program).

Awards and Benefits. The bonus awards, equity awards, benefits and perquisites provided to Ms. Elfers under the employment agreement are to be on a basis which is no less favorable to Ms. Elfers than the most favorable basis on which such awards, benefits or perquisites are granted to any other senior executive officer of the Company, except for such awards, benefits or perquisites granted to any senior executive officer in connection with an initial hire or promotion or other grants not in the regular course.

Severance. Certain severance benefits are provided in the event of a termination of Ms. Elfers’ employment by the Company other than for cause (other than in the case of disability), by Ms. Elfers for good reason or at the expiration of the term of her employment agreement due to the Company’s issuance of a non-renewal notice. In the event of such termination and subject to a release of claims against the Company by Ms. Elfers, Ms. Elfers will be entitled to receive (i) earned, but unpaid, base salary and unpaid expense reimbursement through the date of termination; (ii) a lump sum cash payment of any annual bonus and other incentive compensation earned, but unpaid, for the most recent fiscal year ended prior to the date of termination; (iii) an amount equal to the sum of (a) two times her then current base salary and (b) two times the greater of (x) her target bonus or (y) the average of the immediately preceding two year’s annual bonuses earned by her (the greater of clause (x) or (y), the “bonus amount”), payable in cash in equal installments (the “severance payments”) over a period of 24 months following the date of termination (the “severance period”); (iv) a lump sum cash payment of a pro-rata portion of $1.2 million for the fiscal year in which her employment terminates; and (v) continued healthcare

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coverage under the Company’s group health plan, at the Company’s expense, and continued provision of certain benefits and perquisites, for a period not to exceed the expiration of the severance period.

Change in Control. In the event of a termination of Ms. Elfers’ employment by the Company other than for cause (other than in the case of disability), by Ms. Elfers for good reason or at the expiration of the term of her employment agreement due to the Company’s issuance of a non-renewal notice that occurs, in any case, within two years following the occurrence of a change in control which constitutes a “change in control event” within the meaning of Treasury Regulation §1.409A-3(i)(5)(i), in addition to the amounts and benefits described in clauses (i), (ii) and (iv) of the immediately preceding paragraph, but in lieu of the severance payments and the benefits described in clauses (iii) and (v) of the immediately preceding paragraph, Ms. Elfers will be entitled to a lump sum cash severance payment in an amount equal to three times the sum of her base salary and the bonus amount, and continued healthcare coverage under the Company’s group health plan, at the Company’s expense, and continued provision of certain benefits and perquisites, for a period of 36 months. If such a termination occurs within two years following the occurrence of a change in control which does not constitute a “change in control event” within the meaning of Treas. Reg. §1.409A-3(i)(5)(i), Ms. Elfers will receive the same benefits and amounts described above, but a portion of the change in control severance will be paid over the severance period rather than in a lump sum.

In the event that the “golden parachute” excise tax provisions of the Code (Sections 280G and 4999) are implicated because of the foregoing payments and benefits, the Company will not provide any tax gross-up to Ms. Elfers. Rather, Ms. Elfers will receive the greater of (i) the largest portion of the payments and benefits that are not subject to a “golden parachute” excise tax under Sections 280G and 4999 of the Code or (ii) the full amount of the payments and benefits, up to and including the total, if the net-after-excise tax amount retained by her would exceed the amount in clause (i) above.

Restrictions and Indemnification. During the term of her employment agreement and for a period of 12 months following the date of termination, Ms. Elfers will be subject to restrictions on competition with the Company. During the term of her employment agreement and for a period of 18 months following the date of termination, Ms. Elfers will be subject to restrictions on the solicitation of the Company’s employees, and of the Company’s vendors, distributors, manufacturers, lessors, independent contractors or agents for and on behalf of a competitive business. For all periods during and after the term of her employment agreement, Ms. Elfers will be subject to nondisclosure and confidentiality restrictions relating to the Company’s confidential information and trade secrets. Ms. Elfers’ employment agreement also contains indemnification provisions for claims that may arise in connection with Ms. Elfers’ service as President and Chief Executive Officer or as a director of the Company.

Other Arrangements

The Company does not have any employment agreements with any of its NEOs (other than Ms. Elfers) or any other member of management. As is its practice, the Company and each of the NEOs (other than Ms. Elfers) and certain other members of management are parties to offer letters which establish certain terms of employment, including base salary, target bonus as a percentage of base salary, initial equity awards, and paid time off and other benefits. The compensation and benefits paid and provided to the applicable NEOs described in this Proxy Statement are as set forth in the applicable offer letter.

Change in Control Agreements

We have entered into change in control severance agreements with our NEOs (other than Ms. Elfers), certain other executives and other key employees that require us to make payments and provide benefits in the event of the termination of his or her employment without cause or for good reason occurring in connection with a change in control of the Company. We utilize these provisions in order to recruit and retain, including to obtain a long-term commitment to employment from, executives and key employees. We believe that appropriate severance arrangements will provide our executives with important incentives to remain employed with us and to concentrate on the

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Company’s business objectives in circumstances where a change in control of the Company becomes imminent.

Each of Messrs. Scarpa, Pruthi, Poole and Low (as well as other executives and certain other key employees) has entered into separate change in control severance agreements, pursuant to which they are provided severance benefits upon a termination of employment in connection with a change in control. Pursuant to their change in control severance agreements, each of Messrs. Scarpa, Poole, Pruthi and Low will receive severance benefits upon a termination of his employment by the Company without cause or by the executive for “good reason” within two years following a change in control.

The change in control severance agreement is for two years and then automatically renews for one year terms thereafter, unless the Company provides 90 days notice of its intent to terminate the agreement. Upon a termination of employment in connection with a change in control entitling them to benefits under the agreement, Messrs. Scarpa, Pruthi, Poole and Low are to receive a lump sum severance payment equal to the sum of their respective base salaries and the average of their respective actual bonuses payable for each of the previous three years, multiplied by, in the case of Mr. Scarpa, 2, and in the case of Messrs. Pruthi, Poole and Low, 1.5.

In the event that the “golden parachute” excise tax provisions of the Code (Sections 280G and 4999) are implicated because of any payments and benefits to be made and provided to an executive under the change in control severance agreements, the Company will not provide any tax gross-ups. Rather, the change in control severance agreements provide for the executives to receive the greater of (i) the largest portion of the payments and benefits that would result in no parachute excise tax under Sections 280G and 4999 of the Code, or (ii) the largest portion of the payments and benefits, up to and including the total, if the net after-excise-tax amount retained by the executive would exceed the amount in clause (i) above.

For purposes of the change in control severance agreements, the term “change in control” is defined as (i) the sale to any purchaser of (a) all or substantially all of the assets of the Company or (b) capital stock representing more than 50% of the stock of the Company entitled to vote generally in the election of directors, (ii) a merger or consolidation of the Company with another corporation if, immediately after such merger or consolidation, less than a majority of the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors of the surviving corporation is held by those who held such securities immediately prior to the transaction, (iii) if any person becomes the beneficial owners of securities representing more than 50% of the combined voting power of voting stock of the Company (or the subsidiary employing the executive) entitled to vote generally in the election of directors, or (iv) if the individuals (a) who, as of the date of the applicable agreement, constitute the Board and (b) who thereafter are elected to the Board and whose election or nomination was approved by a majority of the original directors then still in office (the “Additional Original Directors”) and (c) who thereafter are elected to the Board and whose election or nomination was approved by a majority of the original directors and Additional Original Directors then still in office, cease for any reason to constitute a majority of the members of the Board.

Severance Guidelines and Offer Letters

Under the Company’s severance guidelines and its offer letters with Messrs. Scarpa, Pruthi, Poole and Low, upon a termination of employment (other than in connection with a change in control) of any of these NEOs by the Company without cause, the affected NEO(s) will receive severance in the form of salary continuation payments for a period which is the greater of the period provided under the Company’s severance guidelines in effect at the time of termination or 18 months, in the case of Mr. Scarpa, or 12 months, in the case of Messrs. Pruthi, Poole and Low, provided that, in any event, the Company’s severance obligations will be automatically reduced by the amount of salary and other like annual remuneration received from employment or engagement as an independent contractor during the severance period. Receipt of severance payments is conditioned upon the execution and delivery by the affected NEO of an agreement containing a release of claims, a confidentiality agreement, and a non-solicitation and non-competition agreement for a period of time following termination equal to the severance period.

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Potential Payments Upon Termination or Change in Control

The following table sets forth the estimated incremental payments and benefits that would be payable to each NEO upon termination of the NEO’s employment in certain circumstances, including in connection with a change in control of the Company, assuming that the triggering event occurred at year-end fiscal 2015 (January 30, 2016).

Executive Officer	Termination Reason	Severance ($)		FY 2015 Bonus ($)	Payment of Time-Based RSUs ($)(a)	Payment of Performance Shares ($)(a)		Health & Welfare Benefits ($)	Total ($)
Jane Elfers	By Company without cause	$6,290,800	(b)	—	—	$7,236,191	(c)	$64,538	$13,591,529
President and	By Executive for Good Reason	6,290,800	(b)	—	—	7,236,191	(c)	64,538	13,591,529
Chief Executive Officer	Following Change in Control	8,836,200	(d)	—	—	13,833,034		96,807	22,766,041
	Death	—		—	—	10,534,613		18,968	10,553,581
	Disability	—		—	—	10,534,613		18,968	10,553,581

Michael Scarpa	By Company without cause	$1,162,500	(b)	—	—	—		$28,452	$1,190,952
Chief Operating Officer	By Executive for Good Reason	—		—	—	—		—	—
	Following Change in Control	3,387,166	(d)	—	$2,609,468	$2,715,256		37,936	8,749,826
	Death	—		—	2,609,468	2,715,256		—	5,324,724
	Disability	—		—	2,609,468	2,715,256		—	5,324,724

Anurup Pruthi	By Company without cause	$510,962	(b)	—	—	—		$18,968	$529,930
Senior Vice President,	By Executive for Good Reason	—		—	—	—		—	—
Chief Financial Officer	Following Change in Control	1,226,309	(d)	—	$482,717	$295,619		28,452	2,004,645
	Death	—		—	482,717	295,619		—	778,336
	Disability	—		—	482,717	295,619		—	778,336

Gregory Poole	By Company without cause	$610,962	(b)	—	—	—		$18,968	$629,930
Senior Vice President,	By Executive for Good Reason	—		—	—	—		—	—
Global Sourcing	Following Change in Control	1,718,951	(d)	—	$3,526,337	$1,242,368		28,452	6,516,108
	Death	—		—	1,963,737	1,242,368		—	3,206,305
	Disability	—		—	1,963,737	1,242,368		—	3,206,305

Kevin Low	By Company without cause	$460,962	(b)	—	—	—		$18,968	$479,930
Senior Vice President,	By Executive for Good Reason	—		—	—	—		—	—
Stores	Following Change in Control	1,174,244	(d)	—	$2,057,616	$1,050,519		28,452	4,310,831
	Death	—		—	1,276,416	1,050,519		—	2,326,935
	Disability	—		—	1,276,416	1,050,519		—	2,326,935

(a)	Calculated based on $65.10 per share, which was the closing market price per share of the Company’s Common Stock as reported on the Nasdaq Stock Market on January 29, 2016.

(b)	Paid by way of salary continuation.

(c)	Does not include amounts payable pursuant to the terms of PRSUs granted on February 13, 2015 under the Company’s 2011 Equity Plan, which provide that Ms. Elfers would be entitled to the number of Performance Shares which would have been earned if she had remained in the employ of the Company, such shares to be issued and delivered in 2018 within ten days following a determination of the achievement of the performance targets for fiscal years 2015-2017. The grant date fair value of the award, computed in accordance with the “Compensation—Stock Compensation” topic of the Financial Accounting Standards Board’s Accounting Standards Codification based on the fair value of our Common Stock on the date of grant, was $6,726,551.

(d)	Paid in a lump sum.
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Compensation of Directors

Compensation for the non-employee directors is set by the Board on the recommendation of the Compensation Committee. Compensation paid to the non-employee directors is in the form of cash retainer payments and a time-vested equity award pursuant to our 2011 Equity Plan that provides for fixed annual grants.

In fiscal 2015, non-employee director compensation consisted of the following, as applicable:

Annual Retainer
Cash	$60,000
Equity Grant(1)	A TRSU award having a fair market value of $100,000 ($140,000 in the case of the Company’s Chairman) on the first business day of the Company’s fiscal year
Additional Annual Retainer for the Chairman of the Board and Committee Chairs
Chairman	$100,000
Audit Committee Chair	$ 25,000
Compensation Committee Chair	$ 20,000
Nominating & Corporate Governance Committee Chair	$ 15,000
Additional Annual Retainer for the Members of Committees
Audit Committee	$ 13,500
Compensation Committee	$ 7,500
Nominating & Corporate Governance Committee	$ 3,000

(1)	The 2011 Equity Plan caps at $250,000 the aggregate fair market value of equity awards made to any non-employee director in any calendar year.

The Company also pays or reimburses directors for travel expenses relating to attending meetings of our Board, its committees and annual meetings of stockholders, and reimburses directors in an amount not to exceed $6,000 per year for attendance at director educational seminars. In addition, all directors are eligible to receive 15 discount cards for our merchandise in accordance with our employee merchandise discount policy, which they may distribute to their friends and family at their discretion.

Employee directors are paid for their services to the Company as employees and do not receive any additional compensation for serving on the Company’s Board. Accordingly, employee directors are not eligible for the annual retainer or other director fees.

Under the Company’s stock ownership guidelines, non-employee directors are required to acquire shares of Common Stock (directly or through share equivalent units) with a value of at least five times their annual cash retainer within five years of joining the Board. Each of our non-employee directors is in compliance with these stock ownership guidelines.

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The following table shows the compensation earned by each non-employee director in fiscal 2015.

Directors’ Compensation

	Fees
	Earned
	or Paid in	Stock
	Cash ($)(1)	Awards ($)(2)		Total ($)
Norman Matthews	$170,500	$140,037	(3)	$310,537
Joseph Alutto	83,063	100,043	(4)	183,106
Marla Malcolm Beck	30,625	40,810	(5)	71,435
Susan Patricia Griffith	70,500	100,043	(4)	170,543
Joseph Gromek	87,500	100,043	(4)	187,543
Robert L. Mettler	45,288	68,532	(6)	113,820
Kenneth Reiss	98,500	100,043	(4)	198,543
Stanley W. Reynolds	73,500	100,043	(4)	173,543
Susan Sobbott	63,188	100,043	(4)	163,231

Notes to the Directors’ Compensation Table

(1)	Represents the aggregate dollar amount of all fees earned in cash for services as a director.

(2)	Represents the stock award grant date fair value recognized for financial statement reporting purposes in accordance with the “Compensation—Stock Compensation” topic of the Financial Accounting Standards Board’s Accounting Standards Codification. For more information see Note 3—Stock-Based Compensation in the accompanying Notes to Consolidated Financial Statements filed in our Annual Report on Form 10-K. The fair value of TRSUs is defined as the closing price of the Company’s Common Stock on the grant date. Stock awards to those who have attained the age of retirement are subject to accelerated expensing for financial reporting purposes. Each of Dr. Alutto, and Messrs. Gromek, Matthews, Mettler and Reiss has reached retirement age, and consequently each stock award received by him is subject to accelerated vesting upon retirement from the Board.

(3)	On February 2, 2015, this director was granted TRSUs representing 2,332 shares of Common Stock, which fully vested on February 2, 2016. See “Stock Ownership”—Stock Ownership of Directors and Executive Officers” below for information concerning the beneficial ownership of our Common Stock by our directors.

(4)	On February 2, 2015, this director was granted TRSUs representing 1,666 shares of Common Stock, which fully vested on February 2, 2016. See “Stock Ownership”—Stock Ownership of Directors and Executive Officers” below for information concerning the beneficial ownership of our Common Stock by our directors.

(5)	On September 1, 2015, this director was granted TRSUs representing 695 shares of Common Stock, which will fully vest on September 1, 2016. See “Stock Ownership”—Stock Ownership of Directors and Executive Officers” below for information concerning the beneficial ownership of our Common Stock by our directors.

(6)	On May 26, 2015, this director was granted TRSUs representing 1,039 shares of Common Stock, which will fully vest on May 26, 2016. See “Stock Ownership”—Stock Ownership of Directors and Executive Officers” below for information concerning the beneficial ownership of our Common Stock by our directors.

Deferral of Fees

Under the Company’s Deferred Compensation Plan discussed above, directors may elect to defer all or a part of their director fees and stock awards. The Deferred Compensation Plan permits members of the Board to invest deferred cash fees in the Company’s Common Stock. A director who elects to invest deferred cash fees in Common Stock will receive shares upon completion of the deferral period.

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STOCK OWNERSHIP

Stock Ownership of Directors and Executive Officers

The following table shows the beneficial ownership of Common Stock of each director, each director nominee, each of the NEOs appearing in the Summary Compensation Table, and the directors and executive officers (including the NEOs) as a group. “Beneficial ownership” as used here means more than “ownership” as that term is commonly used. For example, a person “beneficially” owns Company stock not only if he or she holds it directly, but also if he or she has (or shares) the power to vote or sell the stock indirectly (for example, through a relationship, a position as a director or trustee, or a contract or understanding). Beneficial ownership also includes shares a person has the right to acquire within 60 days, for example, through the scheduled vesting of an equity award or the exercise of a stock option.

Shares
Beneficially
Name of Benefical Owner(1)	Owned(2)
Norman Matthews(3)	86,822
Joseph Alutto(4)	44,354
John E. Bachman(5)	0
Marla Malcolm Beck(6)	0
Jane Elfers(7)	115,155
Susan Patricia Griffith(8)	6,552
Joseph Gromek(9)	15,539
Robert L. Mettler(10)	1,039
Kenneth Reiss(11)	7,141
Stanley W. Reynolds(12)	2,167
Susan Sobbott(13)	3,040
Michael Scarpa(14)	50,901
Anurup Pruthi(15)	629
Gregory Poole(16)	10,775
Kevin Low(17)	10,499
All directors and executive officers as a group (16 persons)	367,853

Notes to the Stock Ownership Table

(1)	Information about Common Stock holdings in the above table and in these footnotes is as of April 1, 2016. Unless stated otherwise in these notes, each person named in the table owns his or her shares directly and has sole voting and investment power over such shares.

(2)	At April 1, 2016, each person named in the table beneficially owned less than 1.0% of the outstanding Common Stock. The directors and executive officers as a group beneficially owned approximately 1.9% of the outstanding Common Stock.

(3)	Does not include 2,159 shares of Common Stock granted on February 1, 2016 pursuant to TRSUs not yet vested. Does include 31,688 shares of Common Stock credited to Mr. Matthews’ deferral account under the Company’s Nonqualified Deferred Compensation Plan. Mr. Matthews has no voting or dispositive power over shares credited to his deferral account under the Company’s Nonqualified Deferred Compensation Plan.

(4)	Does not include 1,542 shares of Common Stock granted on February 1, 2016 pursuant to TRSUs not yet vested. Does include 15,000 shares of Common Stock issuable to Dr. Alutto upon exercise of outstanding fully exercisable stock options and 10,913 shares of Common Stock credited to Dr. Alutto’s deferral account under the Company’s Nonqualified Deferred Compensation Plan. Dr. Alutto has no voting or dispositive power over shares of Common Stock credited to his deferral account under the Company’s Nonqualified Deferred Compensation Plan.

(5)	Does not include 1,030 shares of Common Stock granted on March 28, 2016 pursuant to TRSUs not yet vested.
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(6)	Does not include 695 shares of Common Stock granted on September 1, 2015 pursuant to TRSUs not yet vested and 1,542 shares of Common Stock granted on February 1, 2016 pursuant to TRSUs not yet vested.

(7)	Includes 111,155 shares of Common Stock granted pursuant to PRSUs which have been earned and are vested, but which are not to be delivered until April 2017, in accordance with their terms. If Ms. Elfers were to voluntarily terminate her employment for other than good reason, she would forfeit these shares.

(8)	Does not include 1,542 shares of Common Stock granted on February 1, 2016 pursuant to TRSUs not yet vested. Includes 3,634 shares of Common Stock credited to Ms. Griffith’s deferred account under the Company’s Nonqualified Deferred Compensation Plan. Ms. Griffith has no voting or dispositive power over shares of Common Stock credited to her deferral account under the Company’s Nonqualified Deferred Compensation Plan.

(9)	Does not include 1,542 shares of Common Stock granted on February 1, 2016 pursuant to TRSUs not yet vested.

(10)	Does not include 1,542 shares of Common Stock granted on February 1, 2016 pursuant to TRSUs not yet vested.

(11)	Does not include 1,542 shares of Common Stock granted on February 1, 2016 pursuant to TRSUs not yet vested. Includes 7,141 shares of Common Stock credited to Mr. Reiss’s deferral account under the Company’s Nonqualified Deferred Compensation Plan. Mr. Reiss has no voting or dispositive power over shares of Common Stock credited to his deferral account under the Company’s Nonqualified Deferred Compensation Plan.

(12)	Does not include 1,542 shares of Common Stock granted on February 1, 2016 pursuant to TRSUs not yet vested.

(13)	Does not include 1,542 shares of Common Stock granted on February 1, 2016 pursuant to TRSUs not yet vested.

(14)	Does not include 8,334 shares of Common Stock granted on May 5, 2014 to Mr. Scarpa pursuant to TRSUs not yet vested and 8,945 shares of Common Stock granted on May 6, 2015 pursuant to TRSUs not yet vested.

(15)	Does not include 3,334 shares of Common Stock granted on January 5, 2015 to Mr. Pruthi pursuant to TRSUs not yet vested and 4,081 shares of Common Stock granted on August 7, 2015 pursuant to TRSUs not yet vested.

(16)	Does not include 40,000 shares of Common Stock granted on February 15, 2013, to Mr. Poole pursuant to TRSUs not yet vested, 3,334 shares of Common Stock granted on May 5, 2014 pursuant to TRSU’s not yet vested and 3,578 shares of Common Stock granted on May 6, 2015 pursuant to TRSU’s not yet vested.

(17)	Does not include 20,000 shares of Common Stock granted on February 15, 2013 to Mr. Low not yet vested, 2,500 shares of Common Stock granted on May 5, 2014 to Mr. Low pursuant to TRSUs not yet vested and 2,982 shares of Common Stock granted on May 6, 2015 to Mr. Low pursuant to TRSU’s not yet vested.
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Stock Ownership of Certain Beneficial Owners

The following table sets forth information regarding persons or groups known to the Company to be beneficial owners of more than 5% of the Company’s Common Stock as of April 1, 2016.

	Shares
	Beneficially	Percent
Name and Address of Beneficial Owner	Owned	of Class
BlackRock, Inc.(1)	1,964,914	10.31%
Royce & Associates, LLC(2)	1,840,243	9.65%
AllianceBernstein LP(3)	1,763,134	9.25%
The Vanguard Group, Inc.(4)	1,615,888	8.48%
Dimensional Fund Advisors LP(5)	1,406,204	7.38%
JPMorgan Chase & Co.(6)	1,147,350	6.02%
Balyasny Asset Management L.P.(7)	999,915	5.25%

Notes to the Stock Ownership of Certain Beneficial Owners Table

(1)	According to a Statement on Schedule 13G filed with the SEC on January 26, 2016, as of December 31, 2015, BlackRock, Inc., a Delaware corporation with an address of 55 East 52nd Street, New York, New York 10055, had sole voting power with respect to 1,914,851 shares and sole dispositive power with respect to 1,964,914 shares. According to the Schedule 13G, various persons have the right to receive or the power to direct the receipt of the proceeds from the sale of the shares, but no such person’s interest in the shares is in excess of five percent of the total shares outstanding.

(2)	According to a Statement on Schedule 13G filed with the SEC on January 12, 2016, as of December 31, 2015, Royce & Associates, LLC, a New York limited liability company with an address of 745 Fifth Avenue, New York, New York, 10151, had sole voting power and dispositive power with respect to 1,840,243 shares. According to the Schedule 13G, various accounts managed by Royce & Associates, LLC, have the right to receive or the power to direct the receipt of the proceeds from the sale of the shares.

(3)	According to a Statement on Schedule 13G filed with the SEC on February 16, 2016, as of December 31, 2015, AllianceBernstein L.P., a Delaware limited partnership with an address of 1345 Avenue of the Americas, New York, New York 10105, had sole voting power with respect to 1,540,081 shares and sole dispositive power with respect to 1,763,134 shares.

(4)	According to a Statement on Schedule 13G filed with the SEC on February 11, 2016, as of December 31, 2015, The Vanguard Group, Inc., a Pennsylvania corporation with an address of 100 Vanguard Boulevard, Malvern, Pennsylvania 19355, had sole voting power with respect to 30,876 shares, shared voting power with respect to 1,600 shares, sole dispositive power with respect to 1,584,712 shares, and shared dispositive power with respect to 31,176 shares.

(5)	According to a Statement on Schedule 13G filed with the SEC on February 9, 2016, as of December 31, 2015, Dimensional Fund Advisors LP, a Delaware limited partnership with an address of 6300 Bee Cave Road, Building One, Austin, Texas 78746, had sole voting power with respect to 1,348,432 shares and sole dispositive power with respect to 1,406,204 shares.

(6)	According to a Statement on Schedule 13G filed with the SEC on January 26, 2016, as of December 31, 2015, JPMorgan Chase & Co., a Delaware corporation with an address of 270 Park Avenue, New York, New York 10017, had sole voting power with respect to 1,032,865 shares and sole dispositive power with respect to 1,141,850 shares.

(7)	According to a Statement on Schedule 13G filed with the SEC on January 27, 2016, as of December 31, 2015, Balyasny Asset Management L.P., a Delaware limited partnership with an address of 181 West Madison Avenue, Suite 3600, Chicago, Illinois 60602, had sole voting power with respect to 999,915 shares and sole dispositive power with respect to 999,915 shares.
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Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers and any persons owning more than 10% of a class of the Company’s stock to file reports with the SEC and the NASDAQ Stock Market regarding their ownership of the Company’s stock and any changes in such ownership. The Company undertakes to file such reports on behalf of its directors and executive officers pursuant to a power of attorney given to certain attorneys-in-fact. Based on the Company’s review of copies of these reports and executive officer and director certifications, the Company believes that all Section 16(a) filing requirements applicable to its directors and executive officers were complied with during fiscal 2015.

Certain Relationships and Related Transactions

The Company has a long-standing policy prohibiting its directors, officers and employees from entering into transactions that present actual or potential conflicts of interest. This policy is reflected in the Company’s Code of Business Conduct, which is in writing and has been adopted by the Board.

The Nominating & Corporate Governance Committee approves all related person transactions, including related person compensation arrangements. Pursuant to the Company’s Related Person Transactions Policy, each related person is responsible for notifying the Company’s legal department of any potential related party transaction in which such person, or any member of his or her immediate family, may be directly or indirectly involved as soon as he or she becomes aware of such a transaction. The Nominating & Corporate Governance Committee is provided the details of the transaction and will determine whether to approve the transaction taking into consideration, among other things, (i) whether the terms of the transaction are fair to the Company and are comparable to the terms that would exist in a similar transaction with an unaffiliated third party, (ii) whether there are business reasons for the Company to enter into the transaction, (iii) whether the transaction would impair the independence of a non-management director and (iv) whether the transaction would present or create the appearance of an improper conflict of interest for any related person, taking into account the size of the transaction and the direct or indirect nature of the interest of the related person in the transaction. In addition, the Nominating & Corporate Governance Committee reviews all on-going related person transactions on at least an annual basis to ensure that such transactions are being pursued in accordance with the understandings made at the time such transactions were originally approved and if any changes should be pursued.

Based on the Company’s review of its transactions, there were no transactions considered to be a related person transaction during fiscal 2015.

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PROPOSALS REQUIRING YOUR VOTE

The following 11 proposals will be presented at the Annual Meeting for your vote. When voting by internet or telephone, you will be instructed how to vote for or against or abstain from voting on these proposals. If you received a printed copy of your proxy materials, space is provided on the proxy card to vote for or against or abstain from voting on each of the proposals.

The Board of Directors recommends a vote FOR Proposals 1 through 11.

PROPOSAL 1: ELECTION OF FOUR CLASS I DIRECTORS.

At the Company’s annual meeting of stockholders held in 2014, our stockholders adopted and approved an amendment to our Charter to declassify our Board of Directors. The declassification of our Board will result in the Board being fully declassified (and all Board members standing for annual elections) commencing with the 2017 annual meeting of stockholders.

The table below summarizes the implementation of the declassification of our Board pursuant to the amendment:

	Length of Term	Year that
	for Directors	Term Would
Annual Meeting Year	Elected	Expire
2016	One year	2017
2017 and thereafter	Annual election	One year later

The Board has nominated Jane Elfers, John E. Bachman, Susan Patricia Griffith and Joseph Gromek for election as Class I directors at the Annual Meeting, each of which currently serves as a Class I director of the Company. If you elect these four nominees, they will hold office until the annual meeting of stockholders to be held in the Spring of 2017 or until their successors have been elected and qualified.

Biographical information regarding the nominees and information regarding the qualifications of the nominees appears under the heading “Corporate Governance at The Children’s Place—Board Nominees and Continuing Directors” in this Proxy Statement.

Each of the four nominees for Class I Director who receives at least a majority of the votes cast at the Annual Meeting, either in person or by proxy, will be elected. Votes cast include votes for or against each nominee and exclude abstentions and withheld authority. This means that if you abstain from voting or withhold authority to vote for a particular nominee, your vote will not count for or against the nominee. Any nominee in this election who does not receive a majority of the votes cast must promptly offer to tender his or her resignation to the Board. The Nominating & Corporate Governance Committee will then consider the resignation and make a recommendation to the Board. As discussed below, if you hold your shares in your name and you submit your proxy card with an unclear voting designation or no voting designation at all, the Proxy Committee will not vote your shares on this proposal. Also, as discussed below, if your broker holds your shares, your broker is not entitled to vote your shares on this proposal without your instructions.

The Board of Directors recommends a vote FOR the four nominees for Class I director listed above.

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PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

We are asking you to ratify the Audit Committee’s selection of BDO USA, LLP (“BDO”) as our independent registered public accounting firm for fiscal 2015. BDO has audited the accounts of the Company since October 2007. The Board considers it desirable to continue the services of BDO.

The fees billed or expected to be billed by BDO for professional services rendered to the Company during fiscal 2015 and 2014 are set forth below.

	Fiscal 2015	Fiscal 2014
	(in thousands)
Audit Fees	$1,160	$1,161
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$1,160	$1,161

Audit Fees

These amounts represent fees billed or expected to be billed by BDO for professional services rendered for the audits of the Company’s annual financial statements for fiscal 2014 and fiscal 2015 and the effectiveness of its internal controls over financial reporting as of January 31, 2015 and January 30, 2016, the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q, and services related to statutory and regulatory filings and engagements for such fiscal years.

Audit-Related, Tax or Other Fees

None.

Audit Committee Pre-Approval Policy

The Audit Committee has adopted a policy for the pre-approval of all audit and permitted non-audit services that may be performed by the Company’s independent registered public accounting firm. Under this policy, each year, at the time it engages the independent registered public accounting firm, the Audit Committee pre-approves the audit engagement terms and fees and also pre-approves detailed types of audit-related tax services, subject to certain dollar limits, to be performed during the year. All other non-audit services are required to be pre-approved by the Audit Committee on an engagement-by-engagement basis. During fiscal 2014 and fiscal 2015, all audit-related fees were pre-approved by the Audit Committee.

Representatives of BDO are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

If the stockholders should fail to ratify the selection of the independent registered public accounting firm, the Audit Committee will designate an independent registered public accounting firm as required under the rules of the Exchange Act and in accordance with its charter.

The affirmative vote of a majority of the votes cast at the Annual Meeting, either in person or by proxy, is required to ratify the selection of the independent registered public accounting firm. This means that if you abstain from voting on this proposal, your vote will not count for or against this proposal. When voting your proxy, the Proxy Committee will vote for this proposal unless you instruct otherwise. As discussed below, if you hold your shares in your name and you submit your proxy card with an unclear voting designation or no voting designation at all, the Proxy Committee will vote your shares in favor of this proposal. Also, as discussed below, if your broker holds your shares, your broker is entitled to vote your shares in favor of this proposal.

The Board of Directors recommends a vote FOR the ratification of the selection of BDO as the Company’s independent registered public accounting firm for fiscal 2016.

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PROPOSAL 3: RE-APPROVAL OF THE MATERIAL TERMS OF THE PERFORMANCE CRITERIA SET FORTH IN THE COMPANY’S 2011 EQUITY INCENTIVE PLAN AS REQUIRED BY SECTION 162(m) OF THE INTERNAL REVENUE CODE.

Background

We are asking stockholders to re-approve the material terms of the performance criteria set forth in our 2011 Equity Plan pursuant to Section 162(m) of the IRC. The 2011 Equity Plan is the only compensation plan under which we grant restricted stock units and other equity-based awards to our employees and directors. These awards have enabled and will continue to enable us to attract and retain key employees and enable those employees to acquire and/or increase their ownership interest in the Company, thereby aligning their interests with the interests of our stockholders. Approval of this proposal will continue to allow the Company the flexibility to make awards under the 2011 Equity Plan that may be tax deductible in accordance with the performance-based compensation exception to Section 162(m) of the IRC, as described more fully below.

IRC §162(m)

Section 162(m) of the IRC places a limit of $1,000,000 on the amount that we may deduct in any one taxable year for compensation paid to each of our “covered employees.” Our covered employees consist of our Chief Executive Officer and our other three most highly-paid executive officers, other than our Chief Financial Officer. However, the limitation on deductibility does not apply to compensation earned pursuant to certain performance-based awards, provided certain requirements are met. One of these requirements is that our stockholders must approve (and in certain cases, re-approve) the material terms of the performance criteria underlying performance-based awards. Section 162(m) of the IRC requires re-approval of those performance criteria after five years if a company’s compensation committee has retained discretion to vary the targets under the performance goals from year to year. Our Compensation Committee has retained discretion to vary the targets under the performance goals from year to year. Accordingly, we are seeking re-approval of the material terms of the performance criteria included in the 2011 Equity Plan in order to preserve our ability to deduct compensation earned by certain executives pursuant to any performance-based award that may be made in the future under the 2011 Equity Plan. These material terms are:

•	The class of persons eligible to receive awards under the 2011 Equity Plan: Our Compensation Committee can designate any of our current or prospective employees, directors, officers, consultants or advisors as eligible to receive awards under the 2011 Equity Plan.

•	The maximum number of shares and the maximum amount of cash for which awards can be made to any person during a specified period: No individual can receive awards covering more than 750,000 shares of our Common Stock for any calendar year (provided that, such limit as it applies to each non-employee director is a number of shares of Common Stock having a fair market value not in excess of $250,000 in any calendar year, inclusive of the automatic annual grant of TRSUs under the 2011 Equity Plan having a fair market value on the date of grant of $100,000), and no individual can receive awards that are to be paid in cash in respect of any single performance period in an amount greater than the fair market value of 750,000 shares of our Common Stock as of the last day of the applicable performance period. Also, the maximum amount that can be paid to any individual for a single fiscal year (or with respect to each single fiscal year in a multiple year performance period) pursuant to a performance-based awarded denominated in cash is $10 million.

•	The formula by which the exercise price of stock options and stock appreciation rights is set: The exercise price for stock options and stock appreciation rights cannot be less than the fair market value of our Common Stock on the date of grant.

•	The business criteria upon which performance goals can be based: The business criteria are listed below under “Performance Goals”.
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Performance Goals

In the case of performance awards intended to meet the requirements of Section 162(m) of the IRC, the business criteria used must be one of those specified in the 2011 Equity Plan, although for other participants the Committee may specify other criteria. The business criteria specified in the 2011 Equity Plan are:

•	net earnings or net income (before or after taxes);
•	basic or diluted earnings per share (before or after taxes);
•	net revenue or net revenue growth;
•	gross revenue or gross revenue growth, gross profit or gross profit growth;
•	net operating profit (before or after taxes);
•	return measures (including, but not limited to, return on investment, assets, capital, gross revenue or gross revenue growth, invested capital, equity or sales);
•	cash flow measures (including, but not limited to, operating cash flow, free cash flow and cash flow return on capital), which may but are not required to be measured on a per-share basis;
•	earnings before or after taxes, interest, depreciation, and amortization (including EBIT and EBITDA);
•	gross or net operating margins;
•	productivity ratios;
•	share price (including, but not limited to, growth measures and total shareholder return);
•	expense targets or cost reduction goals, general and administrative expense savings;
•	margins;
•	operating efficiency;
•	objective measures of customer satisfaction;
•	working capital targets;
•	measures of economic value added or other “value creation” metrics;
•	inventory control;
•	enterprise value;
•	sales;
•	stockholder return;
•	client retention;
•	competitive market metrics;
•	employee retention;
•	timely completion of new product rollouts;
•	timely launch of new facilities;
•	objective measures of personal targets, goals or completion of projects (including but not limited to succession and hiring projects, completion of specific acquisitions, reorganizations or other corporate transactions or capital-raising transactions, expansions of specific business operations and meeting divisional project budgets);
•	system-wide revenues;
•	royalty income;
•	cost of capital, debt leverage year-end cash position or book value;
•	strategic objectives, development of new product lines and related revenue, sales and margin targets, or international operations; or
•	any combination of the foregoing.

Any one or more of the performance criteria may be stated as a percentage of another performance criteria, or a percentage of a prior period’s performance criteria, or used on an absolute, relative or adjusted basis to measure the performance of the Company and/or one or more Affiliates as a whole or any divisions or operational and/or business units, product lines, brands, business segments, administrative departments of the Company and/or one or more of its affiliates or

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any combination thereof, as the Committee may deem appropriate, or any of the above performance criteria may be compared to the performance of a group of comparator companies, or a published or special index that the Committee, in its sole discretion, deems appropriate, or as compared to various stock market indices.

Summary of the 2011 Equity Plan Features

The following is a summary of certain of the terms and conditions of the 2011 Equity Plan. This summary is qualified in its entirety by reference to the 2011 Equity Plan attached as Appendix A to this proxy statement. You are encouraged to read the 2011 Equity Plan in its entirety.

Administration. The Compensation Committee (or subcommittee thereof, if necessary for Section 162(m) of the Code) will administer the 2011 Equity Plan. The Compensation Committee will have the authority to determine the terms and conditions of any agreements evidencing any awards granted under the 2011 Equity Plan and to adopt, alter and repeal rules, guidelines and practices relating to the 2011 Equity Plan. The Compensation Committee will have full discretion to administer and interpret the 2011 Equity Plan and to adopt such rules, regulations and procedures as it deems necessary or advisable and to determine, among other things, the time or times at which the awards may be exercised and whether and under what circumstances an award may be exercised.

Eligibility. Any current or prospective employees, directors, officers, consultants or advisors of the Company or its affiliates who are selected by the Compensation Committee will be eligible for awards under the 2011 Equity Plan.

Number of Shares Authorized. The 2011 Equity Plan currently provides for an aggregate of 2,000,000 shares of our Common Stock to be available for awards under the 2011 Equity Plan. At the Annual Meeting, the Company is seeking stockholder approval of an additional 715,000 shares of Common Stock available for issuance under the 2011 Equity Plan. See Proposal 4 set forth below. No more than 750,000 shares of our Common Stock may be issued with respect to incentive stock options under the 2011 Equity Plan. No participant may be granted awards of options and stock appreciation rights with respect to more than 750,000 shares of our Common Stock in any one year. No more than 750,000 shares of our Common Stock may be granted under the 2011 Equity Plan to any participant during any single fiscal year with respect to performance compensation awards in any one performance period. The maximum amount payable to an individual employee or officer under the 2011 Equity Plan for any single year during a performance period for an award denominated in cash is $10,000,000 (with respect to each year if the performance period is more than one year). Shares of our Common Stock subject to awards are generally unavailable for future grant; however, if any shares are surrendered or tendered to the Company, including shares issued upon the exercise, vesting or settlement of an award (other than an option or an SAR), to satisfy withholding taxes owed, such shares will again be available for grant under the 2011 Equity Plan, provided that in no event shall such shares increase the number of shares that may be delivered pursuant to incentive stock options granted under the 2011 Equity Plan. For clarity, (i) any shares of Common Stock that are tendered or exchanged by a participant or withheld by the Company as full or partial payment of the exercise price of an option or SAR will not be available for subsequent awards under the 2011 Equity Plan and (ii) shares of Common Stock exchanged by a participant or withheld by the Company to satisfy tax withholding or tax payment obligations related to any option or SAR shall not be available for subsequent awards under the 2011 Equity Plan. If any award granted under the 2011 Equity Plan expires, terminates, is canceled or forfeited without being settled or exercised, shares of our Common Stock subject to such award will again be made available for future grant.

Change in Capitalization. If there is a change in the Company’s corporate capitalization in the event of a stock or extraordinary cash dividend, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split up, split-off, spin-off, consolidation or other relevant change in capitalization or applicable law or circumstances, such that the Compensation Committee determines that an adjustment is necessary or appropriate, then the Compensation Committee can make adjustments in a manner that it deems equitable, including by making substitutions or adjustments to the number of shares reserved for issuance under the 2011 Equity Plan, the number of shares covered by awards then outstanding under the 2011 Equity Plan, the limitations on awards

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under the 2011 Equity Plan, the exercise price of outstanding options and such other equitable substitution or adjustments as it may determine appropriate.

Awards Available for Grant. The Compensation Committee may grant awards of non-qualified stock options, incentive (qualified) stock options, stock appreciation rights, or SARs, restricted stock awards, restricted stock units, other stock-based awards, performance compensation awards (including cash bonus awards), other cash-based awards or any combination of the foregoing. Awards may be granted under the 2011 Equity Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (which are referred to herein as Substitute Awards).

Stock Options. The Compensation Committee is authorized to grant options to purchase shares of our Common Stock that are either “qualified,” meaning they are intended to satisfy the requirements of Section 422 of the Code for incentive stock options, or “non-qualified,” meaning they are not intended to satisfy the requirements of Section 422 of the Code. All options granted under the 2011 Equity Plan shall be non-qualified unless the applicable award agreement expressly states that the option is intended to be an “incentive stock option.” Unless otherwise provided by the Compensation Committee in an award agreement, the unvested portion of an option shall immediately vest and become exercisable upon participant’s termination of employment or service with the Company and its affiliates due to death, disability or retirement. Under any other circumstance, the unvested portion of an option will expire upon termination of employment or service of the participant. The vested portion of any option will remain exercisable for (i) one year following termination of employment or service with the Company and its affiliates by reason of such participant’s death or disability, but not later than the expiration of the option period, (ii) three years following retirement, but not later than the expiration of the option period, or (iii) 90 days following termination of employment or service with the Company and its affiliates for any reason other than such participant’s death, disability or retirement, and other than such participant’s termination of employment or service with the Company and its affiliates for “cause,” as such term is defined in the 2011 Equity Plan, but not later than the expiration of the option period, and both the unvested and the vested portion of an option will expire upon termination of the participant’s employment or service with the Company and its affiliates by the Company for “cause.” Under the terms of the 2011 Equity Plan, the exercise price of the options will not be less than the fair market value of our Common Stock at the time of grant (except with respect to Substitute Awards). Options granted under the 2011 Equity Plan will be subject to such terms, including the exercise price and the conditions and timing of vesting and exercise, as may be determined by the Compensation Committee and specified in the applicable award agreement; provided that, options shall be subject to a vesting period of not less than one year; provided, however, that the minimum vesting period specified above will not apply: (1) to options granted in payment of or exchange for other earned compensation (including performance-based Awards); (2) upon a change in control and an involuntary termination of service of the participant by the Company (other than for cause); (3) upon termination of service due to death, disability or retirement; (4) to a substitute Award that does not reduce the vesting period of the option being replaced; or (5) to one or more options and/ or SARs covering an aggregate number of shares of Common Stock not in excess of five percent (5%) of the aggregate number of shares of Common Stock available for Awards under Section 5(b)(i) of the 2011 Equity Plan over the 2011 Equity Plan’s term. The maximum term of an option granted under the 2011 Equity Plan will be ten years from the date of grant (or five years in the case of a qualified option granted to a 10% shareholder), provided, that, if the term of a non-qualified option would expire at a time when trading in the shares of our Common Stock is prohibited by the Company’s insider trading policy, the option’s term shall be automatically extended until the 30th day following the expiration of such prohibition. Payment in respect of the exercise of an option may be made in cash, by check, by cash equivalent and/or shares of our Common Stock valued at the fair market value at the time the option is exercised (provided that such shares are not subject to any pledge or other security interest), or by such other method as the Compensation Committee may permit in its sole discretion, including: (i) by surrendering the minimum number of shares of our Common Stock otherwise deliverable in respect of an option that are needed to pay the exercise price and all applicable required withholding taxes; (ii) if there is a

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public market for the shares of our Common Stock at such time, by means of a broker-assisted cashless exercise mechanism; or (iii) by means of a “net exercise” procedure effected by withholding the minimum number of shares otherwise deliverable in respect of an option that are needed to pay the exercise price and all applicable required withholding taxes.

Stock Appreciation Rights. The Compensation Committee is authorized to award SARs under the 2011 Equity Plan. SARs will be subject to the terms and conditions established by the Compensation Committee. A SAR is a contractual right that allows a participant to receive, either in the form of cash, shares or any combination of cash and shares, the appreciation, if any, in the value of a share over a certain period of time. An option granted under the 2011 Equity Plan may include SARs and SARs may also be awarded to a participant independent of the grant of an option and SARs granted in connection with an option shall be subject to terms similar to the option corresponding to such SARs. Each SAR granted under the 2011 Equity Plan will be evidenced by an award agreement providing the terms and conditions of the award, including with respect to vesting and expiration. A SAR shall vest and become exercisable and shall expire in such manner and on such date or dates determined by the committee and shall expire after such period, not to exceed ten years, as may be determined by the Compensation Committee; provided that a SAR shall be subject to a vesting period of not less than one year; provided, however, that the minimum vesting period specified above will not apply: (1) to SARs granted in payment of or exchange for other earned compensation (including performance-based Awards); (2) upon a change in control and an involuntary termination of service of the participant by the Company (other than for cause); (3) upon termination of service due to death, disability or retirement; (4) to a substitute Award that does not reduce the vesting period of the SAR being replaced; or (5) to one or more SARs and/or options covering an aggregate number of shares of Common Stock not in excess of five percent (5%) of the aggregate number of shares of Common Stock available for Awards under Section 5(b)(i) of the 2011 Equity Plan over the 2011 Equity Plan’s term. Unless otherwise specified by the Compensation Committee in an award agreement, a SAR award will be subject to the same default vesting and exercisability provisions as described above under “Stock Options.” Except as otherwise provided by the Compensation Committee (in the case of Substitute Awards or SARs granted in tandem with previously granted options), the strike price per share of our Common Stock for each SAR shall not be less than 100% of the fair market value of such share, determined as of the date of grant. A SAR granted independent of an option will have a maximum term of ten years from the date of grant. The remaining terms of the SARs shall be established by the Compensation Committee and reflected in the award agreement.

Restricted Stock and Restricted Stock Unit Awards. The Compensation Committee is authorized to grant restricted stock under the 2011 Equity Plan. Awards of restricted stock will be subject to the terms and conditions established by the Compensation Committee. Restricted stock is Common Stock that generally is non-transferable and is subject to other restrictions determined by the Compensation Committee for a specified period.

The Compensation Committee is authorized to award restricted stock unit awards. Restricted stock unit awards will be subject to the terms and conditions established by the Compensation Committee. Unless the Compensation Committee determines otherwise, or specifies otherwise in an award agreement, if the participant terminates employment or services during the period of time over which all or a portion of the units are to be earned, then any unvested units will be forfeited. At the election of the Compensation Committee, the participant will receive a number of shares of Common Stock equal to the number of units earned or an amount in cash equal to the fair market value of that number of shares at the expiration of the period over which the units are to be earned or at a later date selected by the Compensation Committee or a combination of shares of Common Stock and cash, less an amount equal to any taxes required to be withheld. To the extent provided in an award agreement, the holder of outstanding restricted stock units shall be entitled to be credited with dividend equivalent payments upon the payment by the Company of dividends on shares of our Common Stock, either in cash or (at the sole discretion of the Compensation Committee) in shares of our Common Stock having a fair market value equal to the amount of such dividends, and interest may, at the sole discretion of the Compensation Committee, be credited on the amount of cash dividend equivalents at a rate and subject to such terms as determined by the

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Compensation Committee, which accumulated dividend equivalents (and interest thereon, if applicable) shall be payable at the same time as the underlying restricted stock units are settled.

Each grant of restricted stock and restricted units shall be evidenced by an award agreement. Unless otherwise provided by the Compensation Committee in an award agreement, any unvested restricted stock or restricted units shall immediately vest and any restrictions will lapse upon participant’s termination of employment or service with the Company and its affiliates due to death, disability or retirement (unless waived by the participant prior to the date of grant of the applicable award). Subject to the provisions described below under “Effect of a Change in Control,” under any other circumstance, the unvested portion of restricted stock and restricted stock unit awards will terminate and be forfeited upon a termination of employment or service of the participant granted the applicable award.

On the first business day of each fiscal year of the Company, each non-employee director will automatically, without any further action from Compensation Committee, be granted a number of restricted stock units determined by dividing $100,000 by the fair market value of a share on such date. Any non-employee director who was initially elected or appointed to the Board during the fiscal year will be granted a pro rata award. Non-employee directors are eligible to receive additional awards under the 2011 Equity Plan, provided that no non-employee director shall be granted equity awards under the 2011 Equity Plan in any one fiscal year have an aggregate fair market value (measured on the date(s) of grant) in such fiscal year in excess of $250,000 in the aggregate (inclusive of the annual $100,000 award described above).

Other Stock-Based Awards. The Compensation Committee is authorized to grant awards of unrestricted shares of our Common Stock, rights to receive grants of awards at a future date, or other awards denominated in shares of our Common Stock under such terms and conditions as the Compensation Committee may determine and as set forth in the applicable award agreement.

Performance Compensation Awards. The Compensation Committee may grant any award under the 2011 Equity Plan in the form of a “Performance Compensation Award” by conditioning the number of shares earned or vested (or cash payable) under the award on the satisfaction of certain “Performance Goals.” In addition, the Compensation Committee may award a performance-based cash bonus to any participant and designate such award as a Performance Compensation Award intended to qualify as “performance based compensation” under Section 162(m) of the Code. The Compensation Committee may establish Performance Goals with reference to one or more of the following:

•	net earnings or net income (before or after taxes);
•	basic or diluted earnings per share (before or after taxes);
•	net revenue or net revenue growth;
•	gross revenue or gross revenue growth, gross profit or gross profit growth;
•	net operating profit (before or after taxes);
•	return measures (including, but not limited to, return on investment, assets, capital, gross revenue or gross revenue growth, invested capital, equity or sales);
•	cash flow measures (including, but not limited to, operating cash flow, free cash flow and cash flow return on capital), which may but are not required to be measured on a per-share basis;
•	earnings before or after taxes, interest, depreciation, and amortization (including EBIT and EBITDA);
•	gross or net operating margins;
•	productivity ratios;
•	share price (including, but not limited to, growth measures and total shareholder return);
•	expense targets or cost reduction goals, general and administrative expense savings;
•	margins;
•	operating efficiency;
•	objective measures of customer satisfaction;
•	working capital targets;
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•	measures of economic value added or other “value creation” metrics;
•	inventory control;
•	enterprise value;
•	sales;
•	stockholder return;
•	client retention;
•	competitive market metrics;
•	employee retention;
•	timely completion of new product rollouts;
•	timely launch of new facilities;
•	objective measures of personal targets, goals or completion of projects (including but not limited to succession and hiring projects, completion of specific acquisitions, reorganizations or other corporate transactions or capital-raising transactions, expansions of specific business operations and meeting divisional project budgets);
•	system-wide revenues;
•	royalty income;
•	cost of capital, debt leverage year-end cash position or book value;
•	strategic objectives, development of new product lines and related revenue, sales and margin targets, or international operations; or
•	any combination of the foregoing.

Any of the above Performance Goal criteria can be stated as a percentage of another Performance Goal, or a percentage of a prior period’s Performance Goal, or used on an absolute, relative or adjusted basis to measure the performance of the Company and/or its affiliates or any divisions, operation, or business units, product lines, brands, business segment, administrative departments or combination thereof, as the Compensation Committee deems appropriate. Performance Goals may be compared to the performance of a group of comparator companies or a published or special index that the Compensation Committee deems appropriate or stock market indices. The Compensation Committee also may provide for accelerated vesting of any award based on the achievement of Performance Goals. Any award that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code will be granted, and Performance Goals for such an award will be established, by the Compensation Committee in writing not later than 90 days after the commencement of the performance period to which the Performance Goals relate, or such other period required under Section 162(m) of the Code; and provided further that in no event will a Performance Goal be considered to be pre-established if it is established after 25% of the performance period (as scheduled in good faith at the time the Performance Goal is established) has elapsed. Before any payment is made in connection with any award intended to qualify as performance-based compensation under Section 162(m) of the Code, the Compensation Committee must certify in writing that the Performance Goals established with respect to such award have been achieved. In determining the actual amount of an individual participant’s Performance Compensation Award for a performance period, the Compensation Committee may reduce or eliminate the amount of the Performance Compensation Award earned through the use of negative discretion consistent with Section 162(m) of the Code, if, in its sole judgment, such reduction or elimination is appropriate.

Awards whose vesting is subject to the satisfaction of Performance Goals over a performance period established by the Compensation Committee shall be subject to a performance period and a vesting period of not less than one year. This minimum performance period and vesting period does not apply (i) to awards made in payment of or exchange for other earned compensation, (ii) upon the occurrence of both a change in control and an involuntary termination of service of a Participant by the Company (other than for cause), (iii) upon termination of service of a Participant due to death, disability or retirement, (iv) to a substitute award that does not reduce the vesting period of the award being replaced, or (v) to one or more awards covering an aggregate number of shares of

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Common Stock not in excess of five percent (5%) of the aggregate number of shares of Common Stock available for awards under the 2011 Equity Plan.

The Compensation Committee may also specify adjustments or modifications (to the extent it would not result in adverse results under Section 162(m) of the Code) to be made to the calculation of a Performance Goal for such performance period, based on and in order to appropriately reflect the following events: (i) asset write-downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (iv) any reorganization and restructuring programs; (v) nonrecurring items and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year; (vi) acquisitions or divestitures; (vii) any other specific, unusual or nonrecurring events, or objectively determinable category thereof; (viii) foreign exchange gains and losses; (ix) discontinued operations and nonrecurring charges; and (x) a change in the Company’s fiscal year.

Unless otherwise provided in the applicable award agreement or any employment, consulting, change in control, severance or other agreement, a participant will be eligible to receive payment in respect of a Performance Compensation Award only to the extent that the Performance Goals for such period are achieved; and all or some of the portion of such participant’s Performance Compensation Award has been earned for the performance period based on the application of the “Performance Formula” (as defined in the 2011 Equity Plan) to such Performance Goals.

Effect of a Change in Control. In the event of a change in control, then in the case of each outstanding award which is subject to the achievement of performance goals, such award shall be automatically and immediately converted into a time-based award (and the performance condition(s) shall be terminated) covering the target number of shares of Common Stock under such award which will vest on the vesting date otherwise provided in such award. In the event there occurs a “double trigger”, that is, in the event the participant’s employment with the Company or an affiliate is terminated by (x) the Company or an affiliate without cause (and other than due to death or disability) or (y) the participant for “good reason” (as defined in the 2011 Equity Plan), in either case, on or within 6 months prior to a change in control (in the case of senior executives of the Company designated by the Compensation Committee) or on or within 12 months following a change in control (in the case of all participants), (i) in the case of options and SARs, all options and SARs held by such participant shall become immediately exercisable with respect to 100% of the shares subject to such options and SARs and (ii) in the case of awards of restricted stock or restricted stock units and any other awards, the restricted period (and any other conditions) applicable to such awards held by such participant shall expire immediately with respect to 100% of the shares of restricted stock and restricted stock units and any other awards held by such Participant; provided, that in the event the vesting or exercisability of any award would otherwise be subject to the achievement of performance goals, in the case of the occurrence of a change in control and an “involuntary termination” (as defined in the 2011 Equity Plan) (A) after the Compensation Committee has made a determination (a “Determination”) that the performance goals had been achieved for the applicable performance period, such award shall immediately become vested and exercisable as to the number of shares of Common Stock determined to have been earned or (B) prior to a Determination, such award shall immediately become vested and exercisable as to the target number of shares of Common Stock subject to such award.

Transferability. Each award may be exercised during the participant’s lifetime by the participant or, if permissible under applicable law, by the participant’s guardian or legal representative. Awards may not be transferred or encumbered by a participant other than by will or by the laws of descent and distribution.

Amendment. The Compensation Committee may amend, suspend or terminate the 2011 Equity Plan at any time; however, stockholder approval to amend the 2011 Equity Plan may be necessary if the law or NASDAQ rules so require. No amendment, suspension or termination will materially and adversely affect the rights of any participant or recipient of any award without the consent of the participant or recipient.

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Clawback/Forfeiture. Under the 2011 Equity Plan, in the Compensation Committee’s discretion, an award agreement may provide for the cancellation of an award if the participant, while employed by or providing services to the Company or after termination of such employment or service, violates a non-competition, non-solicitation, non-disparagement or non-disclosure agreement or otherwise engages in activity that is in conflict with or adverse to the interests of the Company, including fraud or conduct contributing to any financial restatements or irregularities, as determined by the Compensation Committee in its sole discretion. The Compensation Committee may also provide in an award agreement that if the participant otherwise engages in any such activity, the participant will forfeit any compensation, gain or other value realized thereafter on the vesting, exercise or settlement of an award, the sale or other transfer of an award, or the sale of shares of Common Stock acquired in respect of an award, and must promptly repay such amounts to the Company. The Compensation Committee may also provide in an award agreement that if the participant receives any amount in excess of what the participant should have received under the terms of the award for any reason (including by reason of a financial restatement, mistake in calculation or other administrative error), then the participant will be required to promptly repay any excess amount to the Company. To the extent required by applicable law (including Section 302 of Sarbanes-Oxley and Section 954 of Dodd-Frank), the rules and regulations of The Nasdaq Stock Market, and/or a written policy adopted by the Company, awards will be subject (including on a retroactive basis) to clawback, forfeiture or similar requirements.

The Compensation Committee may, to the extent consistent with the terms of any applicable award agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any award theretofore granted or the associated award agreement, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any participant or any holder or beneficiary of any option theretofore granted shall not to that extent be effective without the consent of the affected participant, holder or beneficiary; and provided further that, without stockholder approval, (i) no amendment or modification may reduce the option price of any option or the strike price of any SAR, (ii) the Compensation Committee may not cancel any outstanding option and replace it with a new option (with a lower option price) or cancel any SAR and replace it with a new SAR (with a lower strike price), and (iii) no option or SAR may be exchanged for cash or another award. However, shareholder approval is not required with respect to clauses (i), (ii), and (iii) above for any action specifically permitted in connection with certain changes in capitalization of the Company. In addition, none of the requirements described in the preceding clauses (i), (ii), and (iii) can be amended without the approval of our stockholders.

Summary of U.S. Federal Income Tax Consequences

The following is a general summary of the material U.S. federal income tax consequences of the grant and exercise and vesting of awards under the 2011 Equity Plan and the disposition of shares acquired pursuant to the exercise or settlement of such awards and is intended to reflect the current provisions of the Code and the regulations thereunder. This summary is not intended to be a complete statement of applicable law, nor does it address foreign, state, local and payroll tax considerations. Moreover, the U.S. federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant.

Stock Options. The Code requires that, for treatment of an option as an incentive stock option, shares of our Common Stock acquired through the exercise of an incentive stock option cannot be disposed of before the later of (i) two years from the date of grant of the option, or (ii) one year from the date of exercise. Holders of incentive stock options will generally incur no federal income tax liability at the time of grant or upon exercise of those options. However, the spread at exercise will be an “item of tax preference,” which may give rise to “alternative minimum tax” liability for the taxable year in which the exercise occurs. If the holder does not dispose of the shares before two years following the date of grant and one year following the date of exercise, the difference between the exercise price and the amount realized upon disposition of the shares will constitute

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long-term capital gain or loss, as the case may be. Assuming both holding periods are satisfied, no deduction will be allowed to us for federal income tax purposes in connection with the grant or exercise of the incentive stock option. If, within two years following the date of grant or within one year following the date of exercise, the holder of shares acquired through the exercise of an incentive stock option disposes of those shares, the participant will generally realize taxable compensation at the time of such disposition equal to the difference between the exercise price and the lesser of the fair market value of the share on the date of exercise or the amount realized on the subsequent disposition of the shares, and that amount will generally be deductible by us for federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code for compensation paid to executives designated in those Sections. Finally, if an incentive stock option becomes first exercisable in any one year for shares having an aggregate value in excess of $100,000 (based on the grant date value), the portion of the incentive stock option in respect of those excess shares will be treated as a non-qualified stock option for federal income tax purposes. No income will be realized by a participant upon grant of an option that does not qualify as an incentive stock option (“a non-qualified stock option”). Upon the exercise of a non-qualified stock option, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the underlying exercised shares over the option exercise price paid at the time of exercise and the participant’s tax basis will equal the sum of the compensation income recognized and the exercise price. The Company will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections. In the event of a sale of shares received upon the exercise of a non-qualified stock option, any appreciation or depreciation after the exercise date generally will be taxed as capital gain or loss and will be long-term gain or loss if the holding period for such shares is more than one year.

SARs. No income will be realized by a participant upon grant of a SAR. Upon the exercise of a SAR, the participant will recognize ordinary compensation income in an amount equal to the fair market value of the payment received in respect of the SAR. The Company will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Restricted Stock. A participant will not be subject to tax upon the grant of an award of restricted stock unless the participant otherwise elects to be taxed at the time of grant pursuant to Section 83(b) of the Code. On the date an award of restricted stock becomes transferable or is no longer subject to a substantial risk of forfeiture, the participant will have taxable compensation equal to the difference between the fair market value of the shares on that date over the amount the participant paid for such shares, if any, unless the participant made an election under Section 83(b) of the Code to be taxed at the time of grant. If the participant made an election under Section 83(b), the participant will have taxable compensation at the time of grant equal to the difference between the fair market value of the shares on the date of grant over the amount the participant paid for such shares, if any. If the election is made, the participant will not be allowed a deduction for amounts subsequently required to be returned to the Company. (Special rules apply to the receipt and disposition of restricted shares received by officers and directors who are subject to Section 16(b) of the Securities Exchange Act of 1934, as amended.) The Company will be able to deduct, at the same time as it is recognized by the participant, the amount of taxable compensation to the participant for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Restricted Stock Units. A participant will not be subject to tax upon the grant of a restricted stock unit award. Rather, upon the delivery of shares or cash pursuant to a restricted stock unit award, the participant will have taxable compensation equal to the fair market value of the number of shares (or the amount of cash) the participant actually receives with respect to the award. The Company will be able to deduct the amount of taxable compensation to the participant for U.S.

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federal income tax purposes, but the deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Section 162(m). In general, Section 162(m) of the Code denies a publicly held corporation a deduction for U.S. federal income tax purposes for compensation in excess of $1,000,000 per year per person to its chief executive officer and the three other officers whose compensation is required to be disclosed in its proxy statement (excluding the chief financial officer), subject to certain exceptions. The 2011 Equity Plan is intended to satisfy an exception with respect to grants of options and SARs to covered employees. In addition, the 2011 Equity Plan is designed to permit certain awards of restricted stock, restricted stock units and other awards (including cash bonus awards) to be awarded as performance compensation awards intended to qualify under the “performance-based compensation” exception to Section 162(m) of the Code.

New Plan Benefits

With the exception of automatic grants to our non-employee directors, it is not possible to determine the benefits or amounts that will be received by or allocated to participants under the 2011 Equity Plan because awards under the 2011 Equity Plan will be made at the discretion of the Compensation Committee (or subcommittee thereof, if necessary for Section 162(m) of the Code). In the case of non-employee directors, the 2011 Equity Plan provides for the automatic annual grant to each non-employee director of a number of shares of Common Stock having a fair market value on the date of grant of $100,000.

Outstanding Options

The only options granted under the 2011 Equity Plan that are outstanding as of April 1, 2016 are options to purchase 15,000 shares of Common Stock at an exercise price of $29.05. These options expire in 2018 and are held by a non-employee director of the Company. On April 1, 2016, the closing price of the Common Stock as reported on The Nasdaq Stock Market was $83.19.

The affirmative vote of a majority of the votes cast at the Annual Meeting, either in person or by proxy, is required to re-approve the material terms of the performance criteria set forth in the Company’s 2011 Equity Plan. This means that if you abstain from voting on this proposal, your vote will not count for or against this proposal. When voting your proxy, the Proxy Committee will vote for this proposal unless you instruct otherwise. As discussed below, if you hold your shares in your name and you submit your proxy card with an unclear voting designation or no voting designation at all, the Proxy Committee will vote your shares in favor of this proposal. Also, as discussed below, if your broker holds your shares, your broker is not entitled to vote your shares on this proposal without your instructions.

The Board of Directors recommends a vote FOR the re-approval of the material terms of the performance criteria set forth in the Company’s 2011 Equity Incentive Plan.

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PROPOSAL 4: APPROVAL OF AN INCREASE IN THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE UNDER THE COMPANY’S 2011 EQUITY INCENTIVE PLAN

At the Annual Meeting, the Company’s stockholders are being asked to approve an increase in the number of shares of Common Stock available for issuance under the 2011 Equity Plan of 715,000 shares. The 2011 Equity Plan is the only compensation plan under which we grant restricted stock units and other equity-based awards to our employees and directors. These awards have enabled and will continue to enable us to attract and retain key employees and enable those employees to acquire and/or increase their ownership interest in the Company, thereby aligning their interests with the interests of our stockholders.

The below table provides information concerning outstanding awards under the 2011 Equity Plan, shares available for future issuance under the 2011 Equity Plan and the number of issued and outstanding shares of Common Stock, all as of April 1, 2016.

Equity Information
Outstanding unvested TRSUs	472,517
Outstanding unvested PRSUs	471,113
Outstanding options	15,000
Exercise price	$29.05
Remaining term	2.2 years
Number of shares of Common Stock available for future issuance under the 2011 Equity Plan	494,819
Number of shares of Common Stock issued and outstanding	19,060,034

Reasons Why You Should Vote in Favor of the Approval of an Increase in the Number of Shares of Common Stock Available for Issuance under the 2011 Equity Plan

The Board recommends a vote for the approval of additional shares of Common Stock available for issuance under the 2011 Equity Plan because it believes the plan is in the best interests of the Company and its stockholders for the following reasons:

•	Permits continued awards under the 2011 Equity Plan. The approval of additional shares of Common Stock available for issuance under the 2011 Equity Plan by our stockholders is critical because it will enable us to continue to provide multiple types of equity-based awards to key personnel at the Company and its affiliates.

•	Performance based. The 2011 Equity Plan is generally intended to provide incentive compensation and performance compensation awards that qualify as performance-based compensation within the meaning of Section 162(m) of the Code.

•	Attracts and retains talent. Talented executives and employees are essential to executing our business strategies. The purpose of the 2011 Equity Plan is to promote the success of the Company by giving the Company a competitive edge in attracting, retaining and motivating key personnel and providing participants with a plan that provides incentives directly related to increases in the value of the Company.

•	Aligns director, employee and stockholder interests. We currently provide long-term incentives primarily by (i) compensating participants with equity awards, including incentive compensation awards measured by reference to the Company’s performance, (ii) rewarding such participants for the achievement of performance targets with respect to a specified performance period and (iii) motivating such participants by giving them opportunities to receive awards directly related to such performance. If the additional shares of Common Stock available for issuance under 2011 Equity Plan are approved, we will be able to maintain our means of aligning the interests of key personnel with the interests of our stockholders.
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•	2011 Equity Plan Contains Sound Governance Features. Described below are a number of provisions contained in the 2011 Equity Plan which exhibit the Company’s commitment to sound corporate governance practices.

Summary of Sound Governance Features of the 2011 Equity Plan

The Board and the Compensation Committee of the Board believe the 2011 Equity Plan contains several features that are consistent with the interests of our stockholders and sound corporate governance practices, including the following:

Contained in the 2011 Equity Plan as Originally Approved by Stockholders in May 2011.

•	No “evergreen” provision. The number of shares of our Common Stock available for issuance under the 2011 Equity Plan is fixed and will not adjust based upon the number of shares outstanding. Following the increase in the number of authorized shares being requested, we currently expect that the number of shares authorized for issuance under the 2011 Equity Plan will be sufficient to provide for future awards for approximately two years at which time we expect to ask our stockholders to approve an additional share authorization.

•	Stock option exercise prices and SAR strike prices will not be lower than the fair market value on the grant date. The 2011 Equity Plan prohibits granting stock options with exercise prices and SARs with strike prices lower than the fair market value of a share of our Common Stock on the grant date, subject to potential adjustments in connection with the issuance or assumption of awards in connection with certain mergers, consolidations, acquisitions of property or stock or reorganizations.

•	No repricing or exchange without stockholder approval. The 2011 Equity Plan prohibits the repricing of outstanding stock options or SARs without stockholder approval.

•	“Clawback/Forfeiture” provisions. Under the 2011 Equity Plan, in the Compensation Committee’s discretion, an award agreement may provide for the cancellation of an award if the participant, while employed by or providing services to the Company or after termination of such employment or service, violates a non-competition, non-solicitation, non-disparagement or non-disclosure agreement or otherwise engages in activity that is in conflict with or adverse to the interests of the Company, including fraud or conduct contributing to any financial restatements or irregularities, as determined by the Compensation Committee in its sole discretion. The Compensation Committee may also provide in an award agreement that if the participant otherwise engages in any such activity, the participant will forfeit any compensation, gain or other value realized thereafter on the vesting, exercise or settlement of an award, the sale or other transfer of an award, or the sale of shares of Common Stock acquired in respect of an award, and must promptly repay such amounts to the Company. The Compensation Committee may also provide in an award agreement that if the participant receives any amount in excess of what the participant should have received under the terms of the award for any reason (including by reason of a financial restatement, mistake in calculation or other administrative error), then the participant will be required to promptly repay any excess amount to the Company. To the extent required by applicable law (including Section 302 of Sarbanes-Oxley and Section 954 of Dodd-Frank), the rules and regulations of The Nasdaq Stock Market, and/or a written policy adopted by the Company, awards will be subject (including on a retroactive basis) to clawback, forfeiture or similar requirements.

Contained in Amendments to the 2011 Equity Plan Made Subsequent to May 2011.

•	“Double trigger” acceleration of vesting of equity awards upon a change in control and an involuntary termination by the Company. The Compensation Committee eliminated “single trigger” acceleration vesting of equity upon the occurrence of a change in control for equity awards under the 2011 Equity Plan granted from and after 2015.

•	Minimum one year vesting period for options and stock appreciation rights. The 2011 Equity Plan provides that options and stock appreciation rights (SARs) are to be subject to a vesting
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period of not less than one year, provided that such minimum vesting period will not apply (i) to awards made in payment of or exchange for other earned compensation, (ii) upon a change in control and an involuntary termination by the Company (other than for cause), (iii) upon a termination of service due to death, disability or retirement, (iv) to a substitute award that does not reduce the vesting period of the award being replaced, and (v) to one or more options and/or SARs covering an aggregate number of shares of Common Stock not in excess of five percent (5%) of the aggregate number of shares of Common Stock available for awards under the 2011 Equity Plan over the term of the 2011 Equity Plan.

•	Limit on equity awards to non-employee directors. The 2011 Equity Plan provides that no non-employee director may be granted equity awards under the 2011 Equity Plan in any one calendar year having an aggregate fair market value (on the date(s) of grant) in such calendar year in excess of $250,000 in the aggregate (including the automatic annual $100,000 grant to non-employee directors provided for in the 2011 Equity Plan as originally approved by our stockholders).

Summary of the 2011 Equity Plan Features and Summary of U.S. Federal Income Tax Consequences

Please see “Summary of the 2011 Equity Plan Features” and “Summary of U.S. Federal Income Tax Consequences” set forth above under Proposal 3. These sections contain summaries, including summaries of certain terms and conditions of the 2011 Equity Plan. The summary of the terms and conditions of the 2011 Equity Plan is qualified in its entirety by reference to the 2011 Equity Plan attached as Appendix A to this proxy statement. You are encouraged to read the 2011 Equity Plan in its entirety.

New Plan Benefits

Please see “New Plan Benefits” set forth above under Proposal 3.

Outstanding Options

Please see “Outstanding Options” set forth above under Proposal 3.

The affirmative vote of a majority of the votes cast at the Annual Meeting, either in person or by proxy, is required to the increase in the number of shares of Common Stock available for issuance under the Company’s 2011 Equity Plan. This means that if you abstain from voting on this proposal, your vote will not count for or against this proposal. When voting your proxy, the Proxy Committee will vote for this proposal unless you instruct otherwise. As discussed below, if you hold your shares in your name and you submit your proxy card with an unclear voting designation or no voting designation at all, the Proxy Committee will vote your shares in favor of this proposal. Also, as discussed below, if your broker holds your shares, your broker is not entitled to vote your shares on this proposal without your instructions.

The Board of Directors recommends a vote FOR an increase in the number of shares of Common Stock available for issuance under the Company’s 2011 Equity Incentive Plan.

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PROPOSAL 5: APPROVAL OF AN AMENDMENT TO OUR CHARTER REGARDING THE PROHIBITION ON STOCKHOLDERS’ ABILITY TO CALL A SPECIAL MEETING OF STOCKHOLDERS.

Our Current Special Meeting Provisions

Our Charter and Bylaws currently provide that a special meeting of stockholders may only be called by the Chairman of the Board or the Secretary of the Company upon a request from a majority of directors. As a result, stockholders do not presently have the right or ability to call a special meeting of stockholders.

As part of the Board’s ongoing review of corporate governance practices, the Board has carefully reviewed the advantages and disadvantages of giving stockholders the opportunity to call special meetings. Our Board believes that special meetings should only be called to consider extraordinary events that are of interest to a broad base of stockholders and that cannot be delayed until the next annual meeting. Organizing and preparing for a special meeting involves significant management commitments and imposes substantial legal, administrative and distribution costs on the Company. However, our Board understands that allowing stockholders the right to call special meetings is consistent with evolving corporate governance practices and recognizes that this practice can enhance stockholder rights and Board accountability.

After careful consideration, the Board determined that holders of record of at least twenty-five percent (25%) of the voting power of all outstanding shares of Common Stock of the Company should be permitted to require the Company to call a special meeting of stockholders. The Board believes that establishing a 25% ownership threshold, together with certain procedural requirements and limitations that have been adopted by our Board for inclusion in our Bylaws, strikes a reasonable balance between enhancing stockholder rights and protecting against the risk that a small minority of stockholders could request one or more special meetings that could result in unnecessary financial expense and disruption to the Company’s business.

The Board has unanimously adopted and is submitting for stockholder approval an amendment to our Charter that would remove Article Seven, which prohibits stockholders from calling special meetings, from the Charter. Subject to stockholder approval of Proposal 5, promptly following the Annual Meeting, the Charter will be amended to remove Article Seven. Our Board has approved, subject to stockholder approval of Proposal 5, changes to our Bylaws to establish the procedures that permit stockholders to call a special meeting of stockholders (the “Special Meeting Bylaw Amendment”). The Special Meeting Bylaw Amendment does not require any separate stockholder action, but will become effective only if Proposal 5 is approved by stockholders. If, however, our stockholders do not approve Proposal 5, the Special Meeting Bylaw Amendment will not take effect.

Amendment to Charter

If Proposal 5 is approved, Article Seven of the Charter (which limits the calling of special meetings of stockholders to (1) the Chairman of the Board or (2) the Secretary of the Company upon request from a majority of directors) will be removed. If Proposal 5 is approved, the Special Meeting Bylaw Amendment will become effective which will permit the holders of not less than 25% of the Company’s Common Stock to call special meetings in the manner set forth below.

A copy of the proposed Charter marked to show all changes proposed under this Proposal 5 (the removal of Article Seven) against the current Charter is attached as Appendix B to this Proxy Statement, with deletions indicated by strikeout and additions indicated by underline. The current provisions of the Charter and the proposed amendment to the Charter described above are qualified in their entirety by reference to the actual text as set forth in Appendix B.

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Amendments to Bylaws

The Special Meeting Bylaw Amendment will revise Article I, Section 6 of the Company’s Bylaws to permit stockholders holding 25% or more of our Common Stock to call a special meeting of stockholders. The 25% threshold will be calculated and determined in accordance with the Special Meeting Bylaw Amendment and will determine voting power by reference to record ownership. In addition, the Special Meeting Bylaw Amendment will establish the procedures that stockholders must comply with to require the Secretary to call a special meeting. The Special Meeting Bylaw Amendment imposes certain procedural requirements on stockholders requesting such a meeting (including the provision of the same information required for stockholder proposals and board nominees at annual meetings under the Company’s proposed advance notice bylaw provisions discussed below in Proposal 8). The Special Meeting Bylaw Amendment would also impose qualifications designed to prevent duplicative and unnecessary meetings by eliminating proposals that, among other things:

•	are not proper subjects for stockholder action under applicable law;

•	are received during the period beginning 90 days prior to the first anniversary of the prior annual meeting of stockholders and ending on the date of the next annual meeting of stockholders;

•	are substantially similar to another item, other than the election or removal of directors, that was presented at a meeting of stockholders held within the prior 12 months;

•	are for the election or removal of directors and the election or removal of directors was presented at an annual meeting of stockholders or a special meeting of stockholders held not more than 90 days before the receipt of the request; or

•	are substantially similar to another item that is included in our notice as an item of business to be brought before a stockholder meeting that has been called but not yet held or that is called for a date within 120 days of the receipt of the request.

A copy of the proposed Bylaws marked to show all changes proposed above against the current Bylaws is attached as Appendix C to this Proxy Statement, with deletions indicated by strikeout and additions indicated by underline. The current provisions of the Bylaws and the proposed amendment to the Bylaws described above are qualified in their entirety by reference to the actual text as set forth in Appendix C.

The affirmative vote of at least seventy-five percent (75%) of the outstanding shares of stock entitled to vote in the election of directors, voting as a single class, either in person or by proxy, is required to approve this Proposal 5. This means that if you abstain from voting on this proposal, your vote will count against this proposal. As discussed below, if you hold your shares in your name and you submit your proxy card with an unclear voting designation or no voting designation at all, the Proxy Committee will not vote your shares on this proposal. Also, as discussed below, if your broker holds your shares, the broker is not entitled to vote your shares on this proposal without your instructions.

If this Proposal 5 is approved by the requisite stockholder vote, then the proposed amendment to the Charter will be adopted and the Special Meeting Bylaw Amendment will automatically become effective.

The Board of Directors recommends a vote FOR Proposal 5, the amendment to the Charter to eliminate the prohibition on stockholders’ ability to call special meetings in Article Seven of the Charter.

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PROPOSAL 6: APPROVAL OF AN AMENDMENT TO OUR CHARTER REGARDING THE SUPER-MAJORITY STOCKHOLDER VOTING REQUIREMENTS TO AMEND CERTAIN PROVISIONS OF OUR CHARTER

PROPOSAL 7: APPROVAL OF AN AMENDMENT TO OUR CHARTER REGARDING THE SUPER-MAJORITY STOCKHOLDER VOTING REQUIREMENTS TO AMEND CERTAIN PROVISIONS OF OUR BYLAWS

Our Current Supermajority Voting Provisions

Our Board is committed to good corporate governance and has carefully considered the advantages and disadvantages of supermajority voting provisions. Currently, our Charter requires the affirmative vote of the holders of at least 75% of the voting power of the outstanding shares of stock entitled to vote in the election of directors, voting as a single class of shares, to amend certain provisions of our Charter and Bylaws as described below (the “Supermajority Voting Provisions”).

Supermajority voting requirements are intended to facilitate corporate governance stability by requiring broad stockholder consensus to effect certain changes. However, evolving corporate governance practices have come to view supermajority voting provisions as conflicting with principles of good corporate governance and that the elimination of supermajority voting provisions in a company’s constituent documents increases a board’s accountability to stockholders and provides stockholders with greater ability to participate in the corporate governance of a company.

After careful deliberation, the Board has determined that the elimination of the Supermajority Voting Provisions from our Charter is in the best interests of the Company and its stockholders. The Board has determined that, unless otherwise required by Delaware law or as provided in the Bylaws, the appropriate voting standard to replace all Supermajority Voting Provisions is a majority of the votes cast, which provides that any action is authorized by a majority of the votes cast by the shares of Common Stock present at a meeting of stockholders, either in person or by proxy. Our Board believes that adopting this standard in place of the Supermajority Voting Provisions balances the opportunity for stockholders to participate meaningfully in the corporate governance of the Company with the desire to protect the interest of all stockholders from action that may only be in the interest of a small percentage of stockholders.

The Board has unanimously adopted and is submitting for stockholder approval two amendments to our Charter that would eliminate the Supermajority Voting Provisions contained therein. Each of the proposed amendments will be voted on separately and the effectiveness of any proposed amendment is not conditioned on the approval of any other proposed amendment. Proposal 6 relates to an amendment to Article Fifteen of our Charter and Proposal 7 relates to an amendment to Article Ten of our Charter.

Proposal 6

If Proposal 6 is approved, Article Fifteen of the Charter, which requires the affirmative vote of the holders of at least 75% of the shares outstanding to adopt, amend, alter, change or repeal the following sections of the Company’s Charter: (i) the second paragraph of Article Five (Declassification of the Board); and (ii) Articles Six (Board Vacancies), Seven (Special Meetings), Eight (No Written Consent), Nine (Advance Notice), Ten (Bylaw Amendments), Article Thirteen (Removal of Directors) and Fifteen (Charter Amendments), will be eliminated.

A copy of the proposed Charter marked to show all changes proposed under this Proposal 6 (the elimination of Article Fifteen) against the current Charter is attached as Appendix A to this Proxy Statement, with deletions indicated by strikeout and additions indicated by underline. The current provisions of the Charter described above and the proposed amendment to the Charter described above are qualified in their entirety by reference to the actual text as set forth in Appendix B.

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The affirmative vote of at least seventy-five percent (75%) of the outstanding shares of stock entitled to vote in the election of directors, voting as a single class, either in person or by proxy, is required to approve this Proposal 6. This means that if you abstain from voting on this proposal, your vote will count against this proposal. As discussed below, if you hold your shares in your name and you submit your proxy card with an unclear voting designation or no voting designation at all, the Proxy Committee will not vote your shares on this proposal. Also, as discussed below, if your broker holds your shares, the broker is not entitled to vote your shares on this proposal without your instructions.

If this Proposal 6 is approved by the requisite stockholder vote, then the proposed amendment to the Charter will be adopted.

The Board of Directors recommends a vote FOR Proposal 6, the amendment to the Charter to eliminate the Supermajority Voting Provisions in Article Fifteen of the Charter.

Proposal 7

If Proposal 7 is approved, the second paragraph of Article Ten of the Charter, which requires the affirmative vote of the holders of at least 75% of shares outstanding to adopt, amend, alter, change or repeal the following sections of the Bylaws: (i) Sections 6(b) (Special Meetings), 6(j) (Notice of Nomination) and 6(l) (Proxy Representation) of Article I; (ii) Sections 2(b) (Number of Directors), 2(c) (Board Vacancies) and 2(d) (Election of Directors) of Article II; and (iii) Article VI (Indemnity) of the Bylaws, will be eliminated.

A copy of the proposed Charter marked to show all changes proposed under this Proposal 7 (the elimination of the second paragraph of Article Ten) against the current Charter is attached as Appendix B to this Proxy Statement, with deletions indicated by strikeout and additions indicated by underline. The current provisions of the Charter described above and the proposed amendment to the Charter described above are qualified in their entirety by reference to the actual text as set forth in Appendix B.

The affirmative vote of at least seventy-five percent (75%) of the outstanding shares of stock entitled to vote in the election of directors, voting as a single class, either in person or by proxy, is required to approve this Proposal 7. This means that if you abstain from voting on this proposal, your vote will count against this proposal. As discussed below, if you hold your shares in your name and you submit your proxy card with an unclear voting designation or no voting designation at all, the Proxy Committee will not vote your shares on this proposal. Also, as discussed below, if your broker holds your shares, the broker is not entitled to vote your shares on this proposal without your instructions.

If this Proposal 7 is approved by the requisite stockholder vote, then the proposed amendment to the Charter will be adopted.

The Board of Directors recommends a vote FOR Proposal 7, the amendment to the Charter to eliminate the Supermajority Voting Provisions in the Second Paragraph of Article Ten of the Charter.

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PROPOSAL 8: APPROVAL OF AN AMENDMENT TO OUR CHARTER REGARDING THE ADVANCE NOTICE PROVISIONS GOVERNING THE SUBMISSION OF PROPOSALS AT STOCKHOLDER MEETINGS.

Our Current Advance Notice Provisions

The Company’s Charter currently contains provisions governing the ability of stockholders to bring business before an annual meeting of the Company, including, among other provisions, a narrow fifteen (15) day window for stockholders to submit proposals.

As part of the Board’s ongoing review of corporate governance practices, the Board has adopted, subject to approval by stockholders, a proposed amendment to remove Article Nine of the Charter, which, along with Article I, Section 6(j) of the Bylaws, contains the Company’s advance notice provisions. The Board considered the need to modernize the Company’s advance notice provisions. In doing so, the Board has concluded that, if Proposal 8 is approved, moving the advance notice provisions to the Bylaws would provide significantly greater flexibility for the Company than can be provided by having such provisions in the Charter. Historically, advance notice bylaws have evolved to, among other things, take into account changes in the securities laws and, recently, require disclosure of derivative securities held by a stockholder. As the Board is permitted to amend the Bylaws without stockholder approval, having advance notice provisions in the Bylaws would allow the Board to more rapidly respond to changes in law or other circumstances requiring prompt action. Additionally, if Proposal 8 is approved, the Bylaws will be amended to include a longer window for stockholders to bring business before an annual meeting. Currently, stockholders have a narrow fifteen (15) day window within which to submit proposals or nominations and notice must be given based on the date of the current year’s annual meeting date. The removal of Article Nine of the Charter, together with the proposed corresponding changes to the Bylaws, would lengthen the advance notice window to a customary thirty (30) day period. Furthermore, the proposed changes to the Bylaws would enable stockholders to plan their proposals and nominations with certainty as to when such proposals must be submitted because the window will be based on the anniversary of the prior year’s annual meeting date as is customary. The Board believes that these changes benefit stockholders by providing them with greater flexibility to make proposals as well as enhancing disclosure requirements to ensure all stockholders have sufficient information to vote on proposals by other stockholders.

The Board has unanimously adopted and is submitting for stockholder approval an amendment to our Charter that would remove Article Nine from the Charter. Subject to stockholder approval of Proposal 8, promptly following the Annual Meeting, the Charter will be amended to remove Article Nine. Our Board has approved, subject to stockholder approval of Proposal 8, corresponding changes to Article I, Section 6(j) of our Bylaws to establish the procedures that stockholders must comply with in order to require the Secretary of the Company to bring business before an annual meeting of stockholders (the “Advance Notice Bylaw Amendment”). The Advance Notice Bylaw Amendment does not require any separate stockholder action, and will become effective only if Proposal 8 is approved by the stockholders. If, however, our stockholders do not approve Proposal 8, the Advance Notice Bylaw Amendment will not take effect.

Amendment to Charter

If Proposal 8 is approved, Article Nine of the Charter will be removed and the Advance Notice Bylaw Amendment will govern the submission of proposals at meetings of stockholders.

A copy of the proposed Charter marked to show all changes proposed under this Proposal 8 against the current Charter is attached as Appendix B to this Proxy Statement, with deletions indicated by strikeout and additions indicated by underline. The current provisions of the Charter described above and the proposed amendment to the Charter described above are qualified in their entirety by reference to the actual text as set forth in Appendix B.

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Amendments to Bylaws

The following is a brief description of the proposed Advance Notice Bylaw Amendment.

In order to bring business before an annual meeting of stockholders, a stockholder must be a stockholder of record on the record date for the determination of stockholders entitled to notice of, and to vote at such annual meeting. A stockholder must also give timely notice, which must be delivered to the Corporation not less than ninety (90) nor more than one hundred twenty (120) days prior to the anniversary date of the immediately preceding annual meeting of stockholders. To be in proper form, such notice must set forth each item of business that such stockholder proposes to bring before the meeting and such other information as set forth in in the Advance Notice Bylaw Amendment. Additionally, a stockholder submitting business to the Company will be required to disclose any of their derivative positions in the Company. No business may be brought before an annual meeting except in accordance with the provisions of the Advance Notice Bylaw Amendment.

A copy of the proposed Bylaws marked to show all changes proposed under this Proposal 8 against the current Bylaws is attached as Appendix C to this Proxy Statement, with deletions indicated by strikeout and additions indicated by underline. The current provisions of the Bylaws and the proposed amendment to the Bylaws described above are qualified in their entirety by reference to the actual text as set forth in Appendix C.

The affirmative vote of at least seventy-five percent (75%) of the outstanding shares of stock entitled to vote in the election of directors, voting as a single class, either in person or by proxy, is required to approve this Proposal 8. This means that if you abstain from voting on this proposal, your vote will count against this proposal. As discussed below, if you hold your shares in your name and you submit your proxy card with an unclear voting designation or no voting designation at all, the Proxy Committee will not vote your shares on this proposal. Also, as discussed below, if your broker holds your shares, the broker is not entitled to vote your shares on this proposal without your instructions.

If this Proposal 8 is approved by the requisite stockholder vote, then the proposed amendment to the Charter will be adopted and the Advance Notice Bylaw Amendment will automatically become effective.

The Board of Directors recommends a vote FOR Proposal 8, the amendment to the Charter to remove the advance notice provisions in Article Nine of the Charter.

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PROPOSAL 9: APPROVAL OF AN AMENDMENT TO OUR CHARTER REGARDING THE PROVISION GOVERNING REMOVAL OF DIRECTORS

Our Current Provision Governing Removal of Directors

Article Thirteen of our Charter currently provides that, until the 2017 annual meeting of stockholders, directors may only be removed for cause, and, following the 2017 annual meeting stockholders, directors may be removed with or without cause.

As part of the Board’s ongoing review of corporate governance practices, the Board has adopted, subject to approval by stockholders, a proposed amendment to remove Article Thirteen of the Charter, which governs the removal of directors, and to amend the Bylaws to include a corresponding provision. Following the 2017 annual meeting of stockholders, the provision related to “for cause” removal of directors will no longer apply. Including the director removal provision in the Bylaws will allow the Company to remove, after the 2017 annual meeting, the provision related to director removal prior to the 2017 annual meeting, thereby simplifying the Bylaws without requiring stockholder approval.

The Board has unanimously adopted and is submitting for stockholder approval an amendment to our Charter that would remove Article Thirteen from the Charter. Subject to stockholder approval of Proposal 9, promptly following the Annual Meeting, the Charter will be amended to remove Article Thirteen. Our Board has approved, subject to the approval of Proposal 9, changes to Article II, Section 4 of our Bylaws to provide that, until the 2017 annual meeting of stockholders, directors may only be removed for cause, and, following the 2017 annual meeting of stockholders, directors may be removed with or without cause (the “Removal of Directors Bylaw Amendment”). The Removal of Directors Bylaw Amendment does not require any separate stockholder action, and will become effective if Proposal 9 is approved by the stockholders. If, however, our stockholders do not approve Proposal 9, the Removal of Directors Bylaw Amendment will not take effect.

Amendment to Charter

A copy of the proposed Charter marked to show all changes proposed under this Proposal 9 (the removal of Article Thirteen of the Charter) against the current Charter is attached as Appendix B to this Proxy Statement, with deletions indicated by strikeout and additions indicated by underline. The current provisions of the Charter and the proposed amendment to the Charter described above are qualified in their entirety by reference to the actual text as set forth in Appendix B.

Amendment to Bylaws

A copy of the proposed Bylaws marked to show all changes proposed above against the current Bylaws is attached as Appendix C to this Proxy Statement, with deletions indicated by strikeout and additions indicated by underline. The current provisions of the Bylaws and the proposed amendment to the Bylaws described above are qualified in their entirety by reference to the actual text as set forth in Appendix C.

The affirmative vote of at least seventy-five percent (75%) of the outstanding shares of stock entitled to vote in the election of directors, voting as a single class, either in person or by proxy, is required to approve this Proposal 9 (the removal of Article Thirteen of the Charter). This means that if you abstain from voting on this proposal, your vote will count against this proposal. As discussed below, if you hold your shares in your name and you submit your proxy card with an unclear voting designation or no voting designation at all, the Proxy Committee will not vote your shares on this proposal. Also, as discussed below, if your broker holds your shares, the broker is not entitled to vote your shares on this proposal without your instructions.

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If this Proposal 9 is approved by the requisite stockholder vote, then the proposed amendment to the Charter will be adopted and the Removal of Directors Bylaw Amendment will automatically become effective.

The Board of Directors recommends a vote FOR Proposal 9, the amendment to the Charter to remove the director removal provisions in Article Thirteen of the Charter.

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PROPOSAL 10: APPROVAL OF AN AMENDMENT TO OUR CHARTER REGARDING THE PROVISION GOVERNING COMPROMISES WITH CREDITORS

Our Current Provision Regarding Compromises with Creditors

Our Charter currently provides that the Company’s creditors or stockholders, as applicable, may petition the Delaware courts to call a meeting of the creditors and/or stockholders, as applicable, in the event the Company attempts to enter into a compromise agreement with its creditors or stockholders related to a corporate restructuring. If at such meeting a majority in number representing three fourths in value of the creditors and/or stockholders, as applicable, approve the compromise agreement, and the Delaware court in turn approves the compromise agreement, then the compromise agreement would be binding on the Company and its creditors and/or stockholders, as applicable.

Amendment to Charter

As part of the Board’s ongoing review of corporate governance practices, the Board has determined that Article Fourteen is an uncommon provision in a certificate of incorporation, and the Board no longer believes that maintaining the provision in the Charter is in the best interests of the Company. Accordingly, the Board has adopted, subject to approval by stockholders, a proposed amendment to eliminate Article Fourteen of the Charter.

A copy of the proposed Charter marked to show all changes proposed under this Proposal 10 (the elimination of Article Fourteen of the Charter) against the current Charter is attached as Appendix B to this Proxy Statement, with deletions indicated by strikeout and additions indicated by underline. The current provisions of the Charter and the proposed amendment to the Charter described above are qualified in their entirety by reference to the actual text as set forth in Appendix B.

The affirmative vote of at least a majority of the outstanding shares of stock entitled to vote in the election of directors, voting as a single class, either in person or by proxy, is required to approve this Proposal 10. This means that if you abstain from voting on this proposal, your vote will count against this proposal. As discussed below, if you hold your shares in your name and you submit your proxy card with an unclear voting designation or no voting designation at all, the Proxy Committee will not vote your shares on this proposal. Also, as discussed below, if your broker holds your shares, the broker is not entitled to vote your shares on this proposal without your instructions.

The Board of Directors recommends a vote FOR Proposal 10, the amendment to the Charter to eliminate the provisions regarding compromises with creditors in Article Fourteen of the Charter.

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PROPOSAL 11: ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION (“SAY ON PAY”).

As discussed under the heading “Executive and Director Compensation—Compensation Discussion and Analysis” above, the Company’s executive compensation program is designed to attract, retain and motivate the performance of the executive management talent who are expected to advance both the short-term and long-term interests of our stockholders. Additionally, the Company’s compensation practices reflect a pay-for-performance philosophy, whereby a substantial portion of an executive’s potential compensation is tied to performance of the Company.

For these reasons and the others described elsewhere in this Proxy Statement, the Board recommends that, on an advisory basis, the Company’s stockholders vote in favor of approving the compensation of the NEOs as described in the narrative disclosure, tables and footnotes contained in this Proxy Statement (including under the heading “Executive and Director Compensation—Compensation Discussion and Analysis” and in the Summary Compensation Table for fiscal 2015).

The Board recommends approval of the following resolution:

“RESOLVED, that, on an advisory basis, the stockholders approve the compensation of the Company’s named executive officers for the fiscal year ended January 30, 2016, as disclosed in the Company’s Proxy Statement for fiscal 2015 pursuant to the compensation disclosure rules of the Securities and Exchange Commission.”

The above “Say on Pay” vote is an advisory vote only and is not binding on the Company, the Compensation Committee or the Board. However, the Board and the Compensation Committee will consider the result of the “Say on Pay” vote in future compensation decisions for NEOs. The next “Say on Pay” vote will be held at our 2017 annual meeting of stockholders.

The affirmative vote of a majority of the votes cast at the Annual Meeting, either in person or by proxy, is required to approve the advisory vote on named executive officer compensation. This means that if you abstain from voting on this proposal, your vote will not count for or against this proposal. As discussed below, if you hold your shares in your name and you submit your proxy card with an unclear voting designation or no voting designation at all, the Proxy Committee will not vote your shares on this proposal. Also, as discussed below, if your broker holds your shares, your broker is not entitled to vote your shares on this proposal without your instructions.

The Board of Directors recommends a vote FOR the resolution approving, on an advisory basis, the compensation of the Company’s NEOs as described in this Proxy Statement.

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STOCK PRICE PERFORMANCE GRAPH

The following graph compares the cumulative stockholder return on our Common Stock with the return on the CRSP Total Return Index for the NASDAQ Stock Market (US Companies) and the CRSP Total Return Index for the NASDAQ Retail Trade. The graph and the second table below assume that $100 was invested on January 29, 2011 in each of our Common Stock, the CRSP Total Return Index for the NASDAQ Stock Market (US Companies) and the CRSP Total Return Index for the NASDAQ Retail Trade. The first table below sets forth the closing price of our Common Stock and the closing indices for the CRSP Total Return Index for the NASDAQ Stock Market (US Companies) and the CRSP Total Return Index for the NASDAQ Retail Trade on the last day of certain of our fiscal years.

	2011	2012	2013	2014	2015
The Children’s Place—“PLCE”	50.05	49.53	52.67	59.95	65.10
CRSP Total Return Index for the NASDAQ Stock Market (US Companies)	1,011.63	1,163.28	1,518.35	1,736.19	1,763.45
CRSP Total Return Index for the NASDAQ Retail Trade	699.42	827.44	912.91	1,111.52	1,126.74

The table below assumes that $100 was invested on January 29, 2011 in each of our common stock, the CRSP Total Return Index for the NASDAQ Stock Market (US Companies) and the CRSP Total Return Index for the NASDAQ Retail Trade.

	2011	2012	2013	2014	2015
The Children’s Place—“PLCE”	118.41	117.18	124.60	143.26	157.13
CRSP Total Return Index for the NASDAQ Stock Market (US Companies)	107.25	123.53	161.35	184.81	188.12
CRSP Total Return Index for the NASDAQ Retail Trade	121.13	143.29	158.07	192.48	195.12
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OTHER INFORMATION

Additional Voting Information

Revocation of Proxies. You can revoke your proxy at any time before it is exercised at the Annual Meeting by taking any one of the following actions: (1) you can follow the instructions given for changing your vote using the internet or by telephone or deliver a valid written proxy with a later date; (2) you can notify the Secretary of the Company in writing that you have revoked your proxy (using the address in the Notice of Annual Meeting of Stockholders above); or (3) you can vote in person by written ballot at the Annual Meeting.

Quorum. To carry on the business of the Annual Meeting, a minimum number of shares, constituting a quorum, must be present. The quorum for the Annual Meeting is a majority of the outstanding shares of Common Stock of the Company entitled to vote at the Annual Meeting. This majority may be present in person or by proxy. Abstentions and “broker non-votes” (which are explained below) are counted as present to determine whether there is a quorum for the Annual Meeting.

Broker Non-Votes. A “broker non-vote” occurs when your broker submits a proxy for your shares but does not indicate a vote for a particular proposal because the broker does not have authority to vote on that proposal and has not received voting instructions from you. “Broker non-votes” are not counted as votes for or against the proposal in question or as abstentions, nor are they counted to determine the number of votes present for the particular proposal (but, are counted for purposes of determining whether a quorum for the Annual Meeting exists).

Street Name Stockholders. If you are beneficial owner whose shares are held by a broker, your broker has discretionary voting authority under New York Stock Exchange rules to vote your shares for the ratification of BDO, even if your broker does not receive voting instructions from you. However, your broker does not have discretionary authority to vote on any of the other matters to be voted on at the Annual Meeting without instructions from you, in which case a broker non-vote will occur. It is important that you instruct your broker on how to vote your shares.

Householding. Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the Company’s Proxy Statement and annual report may have been sent to multiple stockholders in your household. The Company will promptly deliver a separate copy of any of these documents to you if you request one by writing, calling or emailing as follows: Investor Relations, The Children’s Place, Inc., 500 Plaza Drive, Secaucus, New Jersey 07094, telephone number (201) 558-2400 ext. 14500 and email investor-relations@childrensplace.com. If you want to receive separate copies of the annual report or Proxy Statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact the Company at the above address, phone number or email address.

Stockholders of Record. If you are a registered stockholder and do not vote by Internet or telephone, or return your voted proxy card, your shares will not be voted. If you submit your proxy card with an unclear voting designation or no voting designation at all, your shares will be voted for the ratification of BDO as the Company’s independent auditor, but not on any of the other proposals.

Required Vote.

Proposal 1: Election of Four Class I Directors. Each of the four nominees for Class I Director who receives at least a majority of the votes cast at the Annual Meeting, either in person or by proxy, will be elected. Votes cast include votes for or against each nominee and exclude abstentions and withheld authority. This means that if you abstain from voting or withhold authority to vote for a particular nominee, your vote will not count for or against the nominee. As more fully described in “Voting in Director Elections” below, any nominee in this election who does not receive a majority of the votes cast must promptly offer to tender his or her resignation to the Board. The Nominating & Corporate Governance Committee will then consider the resignation and make a recommendation to the Board. As discussed above, if you hold your shares in your name and you

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submit your proxy card with an unclear voting designation or no voting designation at all, the Proxy Committee will not vote your shares on this proposal. Also, as discussed above, if your broker holds your shares, your broker is not entitled to vote your shares on this proposal without your instructions.

Proposal 2: Ratification of Selection of Independent Registered Public Accounting Firm. The affirmative vote of a majority of the votes cast at the Annual Meeting, either in person or by proxy, is required to ratify the selection of the independent registered public accounting firm. This means that if you abstain from voting on this proposal, your vote will not count for or against this proposal. When voting your proxy, the Proxy Committee will vote for this proposal unless you instruct otherwise. As discussed above, if you hold your shares in your name and you submit your proxy card with an unclear voting designation or no voting designation at all, the Proxy Committee will vote your shares in favor of this proposal. Also, as discussed above, if your broker holds your shares, your broker is entitled to vote your shares in favor of this proposal.

Proposal 3: Re-approval of the Material Terms of the Performance Criteria set forth in the Company’s 2011 Equity Plan as Required by Section 162(m) of the Internal Revenue Code. The affirmative vote of a majority of the votes cast at the Annual Meeting, either in person or by proxy, is required to re-approve the material terms of the performance criteria set forth in the Company’s 2011 Equity Plan. This means that if you abstain from voting on this proposal, your vote will not count for or against this proposal. When voting your proxy, the Proxy Committee will vote for this proposal unless you instruct otherwise. As discussed above, if you hold your shares in your name and you submit your proxy card with an unclear voting designation or no voting designation at all, the Proxy Committee will vote your shares in favor of this proposal. Also, as discussed above, if your broker holds your shares, your broker is not entitled to vote your shares on this proposal without your instructions.

Proposal 4: Approval of an Increase in the Number of Shares of Common Stock Available for Issuance Under Our 2011 Equity Plan. The affirmative vote of a majority of the votes cast at the Annual Meeting, either in person or by proxy, is required to the increase in the number of shares of Common Stock available for issuance under the Company’s 2011 Equity Plan. This means that if you abstain from voting on this proposal, your vote will not count for or against this proposal. When voting your proxy, the Proxy Committee will vote for this proposal unless you instruct otherwise. As discussed above, if you hold your shares in your name and you submit your proxy card with an unclear voting designation or no voting designation at all, the Proxy Committee will vote your shares in favor of this proposal. Also, as discussed above, if your broker holds your shares, your broker is not entitled to vote your shares on this proposal without your instructions.

Proposal 5: Approval of an Amendment to Our Charter Regarding the Prohibition on Stockholders’ Ability to Call a Special Meeting of Stockholders. The affirmative vote of at least seventy-five percent (75%) of the outstanding shares of stock entitled to vote in the election of directors, voting as a single class, either in person or by proxy, is required to approve Proposal 5. This means that if you abstain from voting on this proposal, your vote will count against this proposal. As discussed above, if you hold your shares in your name and you submit your proxy card with an unclear voting designation or no voting designation at all, the Proxy Committee will not vote your shares on this proposal. Also, as discussed above, if your broker holds your shares, your broker is not entitled to vote your shares on this proposal without your instructions.

Proposal 6: Approval of an Amendment to Our Charter Regarding the Super-Majority Stockholder Voting Requirements to Amend Certain Provisions of Our Charter. The affirmative vote of at least seventy-five percent (75%) of the outstanding shares of stock entitled to vote in the election of directors, voting as a single class, either in person or by proxy, is required to approve Proposal 6. This means that if you abstain from voting on this proposal, your vote will count against this proposal. As discussed above, if you hold your shares in your name and you submit your proxy card with an unclear voting designation or no voting designation at all, the Proxy Committee will not vote your shares on this proposal. Also, as discussed above, if your broker holds your shares, the broker is not entitled to vote your shares on this proposal without your instructions.

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Proposal 7: Approval of an Amendment to Our Charter Regarding the Super-Majority Stockholder Voting Requirements to Amend Certain Provisions of Our Bylaws. The affirmative vote of at least seventy-five percent (75%) of the outstanding shares of stock entitled to vote in the election of directors, voting as a single class, either in person or by proxy, is required to approve Proposal 7. This means that if you abstain from voting on this proposal, your vote will count against this proposal. As discussed above, if you hold your shares in your name and you submit your proxy card with an unclear voting designation or no voting designation at all, the Proxy Committee will not vote your shares on this proposal. Also, as discussed above, if your broker holds your shares, your broker is not entitled to vote your shares on this proposal without your instructions.

Proposal 8: Approval of an Amendment to Our Charter Regarding the Advance Notice Provisions Governing the Submission of Proposals at Stockholder Meetings. The affirmative vote of at least seventy-five percent (75%) of the outstanding shares of stock entitled to vote in the election of directors, voting as a single class, either in person or by proxy, is required to approve Proposal 8. This means that if you abstain from voting on this proposal, your vote will count against this proposal. As discussed above, if you hold your shares in your name and you submit your proxy card with an unclear voting designation or no voting designation at all, the Proxy Committee will not vote your shares on this proposal. Also, as discussed above, if your broker holds your shares, your broker is not entitled to vote your shares on this proposal without your instructions.

Proposal 9: Approval of an Amendment to Our Charter Regarding the Provision Governing Removal of Directors. The affirmative vote of at least seventy-five percent (75%) of the outstanding shares of stock entitled to vote in the election of directors, voting as a single class, either in person or by proxy, is required to approve Proposal 9. This means that if you abstain from voting on this proposal, your vote will count against this proposal. As discussed above, if you hold your shares in your name and you submit your proxy card with an unclear voting designation or no voting designation at all, the Proxy Committee will not vote your shares on this proposal. Also, as discussed above, if your broker holds your shares, your broker is not entitled to vote your shares on this proposal without your instructions.

Proposal 10: Approval of an Amendment to Our Charter Regarding the Provision Governing Compromises with Creditors. The affirmative vote of at least a majority of the outstanding shares of stock entitled to vote in the election of directors, voting as a single class, either in person or by proxy, is required to approve Proposal 10. This means that if you abstain from voting on this proposal, your vote will count against this proposal. As discussed above, if you hold your shares in your name and you submit your proxy card with an unclear voting designation or no voting designation at all, the Proxy Committee will not vote your shares on this proposal. Also, as discussed above, if your broker holds your shares, your broker is not entitled to vote your shares on this proposal without your instructions.

Proposal 11: Advisory Vote on Named Executive Officer Compensation (“Say on Pay”). The affirmative vote of a majority of the votes cast at the Annual Meeting, either in person or by proxy, is required to approve the advisory vote on named executive officer compensation. This means that if you abstain from voting on this proposal, your vote will not count for or against this proposal. As discussed above, if you hold your shares in your name and you submit your proxy card with an unclear voting designation or no voting designation at all, the Proxy Committee will not vote your shares on this proposal. Also, as discussed above, if your broker holds your shares, your broker is not entitled to vote your shares on this proposal without your instructions.

Proposal 12: Other Matters As May Properly Come Before the Annual Meeting. For any other matter that may properly come before the Annual Meeting, the affirmative vote of a majority of the votes cast at the Annual Meeting, either in person or by proxy, is required for adoption of the proposed resolution. This means that if you abstain from voting on a stockholder proposal, your vote will not count for or against the proposal. As discussed above, if you hold your shares in your name and you submit your proxy card with an unclear voting designation or no voting designation at all, the Proxy Committee will not vote your shares on any other matter that properly comes before the Annual Meeting. Also, as discussed above, if your broker holds your shares, your broker is not entitled to vote your shares on any other matter that properly comes before the Annual Meeting.

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Confidential Voting. All proxies, ballots and vote tabulations that identify stockholders are confidential. An independent tabulator will receive, inspect and tabulate your proxy whether you vote by mail, using the internet or by telephone. Your vote will not be disclosed to anyone other than the independent tabulator without your consent, except if doing so is necessary to meet legal requirements.

Voting in Director Elections. Under the Company’s Charter, in an uncontested election for directors (i.e., an election where there are the same number of nominees as seats on the Board up for election), directors must be elected by a majority of the votes cast at the Annual Meeting. A majority of votes cast is defined to mean that the number of shares voted “for” a director’s election exceeds 50% of the total number of votes cast “for” and “against” the election of the nominee. Accordingly, an abstention or a withholding of authority vote for a particular director nominee will not count for or against that nominee.

If a nominee for director who is an incumbent director is not re-elected by a majority of the votes cast as set forth above, and no successor has been elected at the Annual Meeting, the Company’s Corporate Governance Guidelines require the director to promptly offer to tender his or her resignation to the Board.

The Nominating and Corporate Governance Committee will then make a recommendation to the Board as to whether to accept or reject the tendered resignation or to take other action. The Board will act on the tendered resignation, taking into account the Committee’s recommendation, and will publicly disclose its decision and rationale within 90 days from the date of certification of the election results. The Committee, in making its recommendation, and the Board, in making its decision, may each consider any factors or other information that it considers appropriate or relevant. The director who tenders his or her resignation shall not participate in the recommendation of the Committee or the decision of the Board with respect to the acceptance or rejection of his or her resignation.

If a director’s resignation is accepted by the Board, or if a nominee who is not an incumbent director is not elected, then the Board in its discretion may determine either to fill such vacancy or to reduce the size of the Board.

In contested elections, where there are more nominees than seats on the Board up for election, directors are elected by a plurality vote. This means that the nominees who receive the most votes of all the votes cast for directors will be elected.

Future Stockholder Proposals

Under the rules of the SEC, if you wish us to include a proposal in the Proxy Statement for next year’s Annual Meeting, we must receive it no later than Wednesday, December 7, 2016.

Under the Company’s current Bylaws (applicable to next year’s annual meeting if Proposal 8 is not approved at the Annual Meeting), if you wish to submit a proposal for consideration at next year’s annual meeting of stockholders, the Secretary of the Company must receive your proposal at least 45 days but not more than 60 days prior to the date of that annual meeting of stockholders; provided, however, that in the event less than 55 days notice or prior public disclosure of the date of the meeting is given or made to stockholders, the Secretary of the Company must receive your proposal no later than the close of business on the tenth day following the date on which notice of the date of the meeting is mailed or public disclosure is made, whichever first occurs. Your proposal also must comply with certain information requirements set forth in the Bylaws.

If Proposal 8 is approved at the Annual Meeting, the provisions set forth in the prior paragraph will change. In such case, if you wish to submit a proposal for consideration at next year’s annual meeting of stockholders, the Secretary of the Company must receive your proposal not less than 90 days nor more than 120 days prior to May 25, 2017 (the anniversary date of the immediately preceding annual meeting of stockholders); provided, however, that in the event that the annual meeting is called for a date that is not within 30 days before or after such anniversary date, notice by the stockholder in order to be timely must be received not later than the close of business on the

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10th day following the day on which such notice of the date of the annual meeting is mailed or such public disclosure of the date of the annual meeting is made, whichever first occurs.

You may obtain a copy of our Bylaws from the Secretary of the Company. These requirements apply to any matter that a stockholder wishes to raise at the annual meeting of stockholders other than pursuant to the procedures set forth in Rule 14a-8 under the Exchange Act.

Nominations for Director

Nominations for directors of the Company may be made at an annual meeting of stockholders by the Board or by any stockholder of the Company who complies with the information and timely notice requirements of the Bylaws. In addition, the Nominating & Corporate Governance Committee will consider director nominees recommended by stockholders in writing if such candidates meet our criteria for Board membership. The deadline for nominations for next year’s annual meeting of stockholders is the same as described above under “Future Stockholder Proposals”.

Cost and Methods of Soliciting Proxies

We pay the cost of soliciting proxies for the Annual Meeting. Proxies may be solicited in person by our employees, or by mail, courier, telephone, facsimile or e-mail. In addition, we have retained MacKenzie Partners, Inc. to perform proxy solicitation services for us, involving conducting bank/broker search, distributing proxy solicitation materials to stockholders, providing information to stockholders from the materials, and soliciting proxies by mail, courier, telephone, facsimile and e-mail. In connection with its retention, MacKenzie Partners, Inc. has agreed to provide consulting and analytic services upon request. We will pay a fee of approximately $15,000 to MacKenzie Partners, Inc. plus out-of-pocket expenses for these services.

Available Information

The Company’s web site address is http://www.childrensplace.com. The information contained on the Company’s web site is not included as a part of, or incorporated by reference into, this Proxy Statement. The Company makes available, free of charge on its internet web site, its annual reports on Form 10-K, its quarterly reports on Form 10-Q, its current reports on Form 8-K and amendments to such reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after the Company has electronically filed such material with, or furnished it to, the SEC. Also available on the Company’s web site are the Company’s Code of Business Conduct, Anti-Corruption Policy and Corporate Governance Guidelines and the charters of the Committees of the Board. Hard copies of these materials are also available free of charge from the Company’s Investor Relations department.

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Other Business

As of the date of this Proxy Statement’s printing, we do not intend to submit any matters to the Annual Meeting other than those set forth herein, and we know of no additional matters that will be presented by others.

By order of the Board of Directors,

Bradley P. Cost

Senior Vice President, General Counsel and Secretary
The Children’s Place, Inc.

500 Plaza Drive
Secaucus, New Jersey 07094
April 6, 2016

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APPENDIX A

The Children’s Place, Inc.
Second Amended and Restated
2011 Equity Incentive Plan

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The Children’s Place, Inc.
Second Amended and Restated
2011 Equity Incentive Plan

1. Purpose. The purpose of The Children’s Place, Inc. Second Amended and Restated 2011 Equity Incentive Plan is to provide a means through which the Company and its Affiliates may attract and retain key personnel, including the services of experienced and knowledgeable non-executive directors, and to provide a means whereby directors, officers, employees, consultants and advisors (and prospective directors, officers, employees, consultants and advisors) of the Company and its Affiliates can acquire and maintain an equity interest in the Company, or be paid incentive compensation, including but not limited to incentive compensation measured by reference to the value of Common Stock or the results of operations of the Company, thereby strengthening their commitment to the welfare of the Company and its Affiliates and aligning their interests with those of the Company’s shareholders. This Plan document is an omnibus document which includes, in addition to the Plan, separate sub-plans (“Sub Plans”) that permit offerings of grants to employees of certain Designated Foreign Subsidiaries. Offerings under the Sub Plans may be made in particular locations outside the United States of America and shall comply with local laws applicable to offerings in such foreign jurisdictions. The Plan shall be a separate and independent plan from the Sub Plans, but the total number of shares of Common Stock authorized to be issued under the Plan applies in the aggregate to both the Plan and the Sub Plans.

2. Definitions. The following definitions shall be applicable throughout the Plan.

(a) “Affiliate” means (i) any person or entity that directly or indirectly controls, is controlled by or is under common control with the Company and/or (ii) to the extent provided by the Committee, any person or entity in which the Company has a significant interest. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting or other securities, by contract or otherwise.

(b) “Award” means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Other Stock-Based award and Performance Compensation award granted under the Plan. For purposes of Section 5(c) of the Plan, “Award” and “Award under the Plan” shall also mean any stock-based award granted under a Prior Plan and outstanding on the Effective Date.

(c) “Beneficial Owner” has the meaning set forth in Rule 13d-3 promulgated under Section 13 of the Exchange Act.

(d) “Board” means the Board of Directors of the Company.

(e) “Cause” means, in the case of a particular award, unless the applicable award agreement states otherwise, (i) the Company or an Affiliate having “cause” to terminate a Participant’s employment or service, as defined in any employment, consulting, change in control, severance or any other agreement between the Participant and the Company or an Affiliate in effect at the time of such termination or (ii) in the absence of any such employment, consulting, change in control, severance or other agreement (or the absence of any definition of “cause” or term of similar import therein), (A) the Participant has failed to reasonably perform his or her duties to the Company, or has failed to follow the lawful instructions of the Board or his or her direct superiors, in each case, other than as a result of his or her incapacity due to physical or mental illness or injury, and such failure has resulted in, or could reasonably be expected to result in, harm (whether financially, reputationally or otherwise) to the Company or an Affiliate, (B) the Participant has engaged in conduct harmful (whether financially, reputationally or otherwise) to the Company or an Affiliate, (C) the Participant having been convicted of, or plead guilty or no contest to, a felony or any crime involving as a material element fraud or dishonesty or moral turpitude, (D) the willful misconduct or gross neglect of the Participant that has resulted in or could reasonably be expected to result in harm (whether financially, reputationally or otherwise) to the Company or an Affiliate, (E) the willful violation by the Participant of the written policies of the Company or any of its Affiliates, that that has resulted in or could reasonably be expected to result in harm (whether financially,

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reputationally or otherwise) to the Company or an Affiliate, (F) the Participant’s fraud or misappropriation, embezzlement or misuse of funds or property belonging to the Company (other than good faith expense account disputes), (G) the Participant’s act of personal dishonesty which involves personal profit in connection with the Participant’s employment or service with the Company or an Affiliate, (H) the willful breach by the Participant of fiduciary duty owed to the Company or an Affiliate, or (I) in the case of a Participant who is a Non-Employee Director, the Participant engaging in any of the activities described in clauses (A) through (H) above; provided, however, that the Participant shall be provided a 10-day period to cure any of the events or occurrences described in the immediately preceding clause (A) hereof, to the extent capable of cure during such 10-day period. Any determination of whether Cause exists shall be made by the Committee in its sole discretion.

(f) “Change in Control” shall, in the case of a particular award, be deemed to occur upon:

(i) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a “Person”)) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% (on a fully diluted basis) of either (A) the then outstanding shares of Common Stock taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Change in Control: (I) any acquisition by the Company, or (II) any acquisition by any employee benefit plan sponsored or maintained by the Company;

(ii) individuals who, during any consecutive 12-month period, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided, that any person becoming a director subsequent to the date hereof, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-12 of Regulation 14A promulgated under the Exchange Act, with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

(iii) the approval by the shareholders of the Company of a plan of complete dissolution or liquidation of the Company; or

(iv) the consummation of a reorganization, recapitalization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company (a “Business Combination”), or sale, transfer or other disposition of all or substantially all of the business or assets of the Company to an entity that is not an Affiliate of the Company (a “Sale”), that in each case requires the approval of the Company’s stockholders (whether for such Business Combination or Sale or the issuance of securities in such Business Combination or Sale), unless immediately following such Business Combination or Sale: (A) more than 50% of the total voting power of (x) the entity resulting from such Business Combination or the entity which has acquired all or substantially all of the business or assets of the Company in a Sale (in either case, the “Surviving Company”), or (y) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the board of directors (or the analogous governing body) of the Surviving Company (the “Parent Company”), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination or Sale (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted

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pursuant to such Business Combination or Sale), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately prior to the Business Combination or Sale, (B) no Person (other than any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company), is or becomes the beneficial owner, directly or indirectly, of more than 50% of the total voting power of the outstanding voting securities eligible to elect members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) and (C) at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination or Sale were Board members at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination or Sale.

(g) “Code” means the Internal Revenue Code of 1986, as amended, and any successor thereto. Reference in the Plan to any section of the Code shall be deemed to include any regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, regulations or guidance.

(h) “Committee” means the Compensation Committee of the Board or subcommittee thereof if required with respect to actions taken to obtain the exception for performance-based compensation under Section 162(m) of the Code or to comply with Rule 16b-3 of the Exchange Act in respect of Awards or, if no such Compensation Committee or subcommittee thereof exists, the Board.

(i) “Common Stock” means the common stock, par value $0.10 per share, of the Company (and any stock or other securities into which such common stock may be converted or into which it may be exchanged).

(j) “Company” means The Children’s Place, Inc., a Delaware corporation, and any successor thereto.

(k) “Designated Foreign Subsidiaries” means all Affiliates organized under the laws of any jurisdiction or country other than the United States of America that may be designated by the Board or the Committee from time to time.

(l) “Disability” means, unless in the case of a particular award the applicable award agreement states otherwise, the Company or an Affiliate having cause to terminate a Participant’s employment or service on account of “disability,” as defined in any then-existing employment, consulting, change in control, severance or other agreement between the Participant and the Company or an Affiliate or, in the absence of such an employment, consulting, change in control, severance or other agreement (or in the absence of any definition of “disability” or term of similar import therein), a Participant’s total disability as defined below and (to the extent required by Code Section 409A) determined in a manner consistent with Code Section 409A and the regulations thereunder:

(i) The Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.

(ii) A Participant will be deemed to have suffered a Disability if determined to be totally disabled by the Social Security Administration. In addition, the Participant will be deemed to have suffered a Disability if determined to be disabled in accordance with a disability insurance program maintained by the Company.

(m) “Effective Date” means the date of the annual shareholder meeting at which the Plan is approved by the shareholders.

(n) “Eligible Director” means a person who is (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act and (ii) an “outside director” within the meaning of Section 162(m) of the Code and (iii) an “independent director” under the rules of the NASDAQ or any other securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted, or a person meeting any similar requirement under any successor rule or regulation.

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(o) “Eligible Person” means any (i) individual employed by the Company or an Affiliate who satisfies all of the requirements of Section 6 of the Plan; provided, however, that no such employee covered by a collective bargaining agreement shall be an Eligible Person unless and to the extent that such eligibility is set forth in such collective bargaining agreement or in an agreement or instrument relating thereto; (ii) director or officer of the Company or an Affiliate; (iii) consultant or advisor to the Company or an Affiliate who may be offered securities registrable on Form S-8 under the Securities Act; or (iv) any prospective employees, directors, officers, consultants or advisors who have accepted offers of employment or consultancy from the Company or its Affiliates (and would satisfy the provisions of clauses (i) through (iii) above once he or she begins employment with or providing services to the Company or its Affiliates).

(p) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor thereto. Reference in the Plan to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.

(q) “Exercise Price” has the meaning given such term in Section 7(b) of the Plan.

(r) “Fair Market Value” means, on a given date, (i) if the Common Stock is listed on a national securities exchange, the closing sales price of the Common Stock reported on the primary exchange on which the Common Stock is listed and traded on such date, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported; (ii) if the Common Stock is not listed on any national securities exchange but is quoted in an inter-dealer quotation service on a last sale basis, the average between the closing bid price and ask price reported on such date, or, if there is no such sale on that date, then on the last preceding date on which a sale was reported; (iii) if Fair Market Value cannot be determined under clause (i) or (ii) above, or if the Committee determines in its sole discretion that the shares of Common Stock are too thinly traded for Fair Market Value to be determined pursuant to clause (i) or (ii), the fair market value as determined in good faith by the Committee in its sole discretion; or (iv) if the Common Stock is not listed on a national securities exchange or quoted in an inter-dealer quotation service on a last sale basis, the amount determined by the Committee in good faith to be the fair market value of the Common Stock.

(s) “Good Reason” shall mean the occurrence of any of the following without the Participant’s prior written consent: (i) a material reduction in the Participant’s then current base salary or target bonus percentage, (ii) a material diminution of the Participant’s duties or responsibilities, (iii) the assignment to the Participant of duties or responsibilities which are materially inconsistent with the Participant’s previous duties or responsibilities, or (iv) relocation of the Participant’s principal work location to a location more than thirty (30) miles from the Participant’s previous principal work location; provided, however, that no such occurrence shall constitute Good Reason unless the Participant provides the Company with written notice of the matter within thirty (30) days after the Participant first has knowledge of the matter and, in the case of clauses (i), (ii) or (iii) hereof, the Company fails to cure such matter within ten (10) days after its receipt of such notice.

(t) “Immediate Family Members” shall have the meaning set forth in Section 15(b).

(u) “Incentive Stock Option” means an Option which is designated by the Committee as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth in the Plan.

(v) “Indemnifiable Person” shall have the meaning set forth in Section 4(f) of the Plan.

(w) “Involuntary Termination” shall mean (i) the involuntary termination of the Participant’s employment with Company or any of its subsidiaries (other than for Cause, death or Disability) or (ii) the Participant’s resignation of employment with Company or any of its subsidiaries for Good Reason.

(x) “NASDAQ” means the NASDAQ Stock Market.

(y) “Negative Discretion” shall mean the discretion authorized by the Plan to be applied by the Committee to eliminate or reduce the size of a Performance Compensation award consistent with Section 162(m) of the Code.

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(z) “Nonqualified Stock Option” means an Option which is not designated by the Committee as an Incentive Stock Option.

(aa) “Non-Employee Director” means a member of the Board who is not an employee of the Company or any Affiliate.

(bb) “Option” means an award granted under Section 7 of the Plan.

(cc) “Option Period” has the meaning given such term in Section 7(c) of the Plan.

(dd) “Other Stock-Based award” means an award granted under Section 10 of the Plan.

(ee) “Participant” means an Eligible Person who has been selected by the Committee to participate in the Plan and to receive an award pursuant to Section 6 of the Plan.

(ff) “Performance Compensation award” shall mean any award designated by the Committee as a Performance Compensation award pursuant to Section 11 of the Plan.

(gg) “Performance Criteria” shall mean the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Performance Compensation award under the Plan.

(hh) “Performance Formula” shall mean, for a Performance Period, the one or more objective formulae applied against the relevant Performance Goal to determine, with regard to the Performance Compensation award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation award has been earned for the Performance Period.

(ii) “Performance Goals” shall mean, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria.

(jj) “Performance Period” shall mean the one or more periods of time of not less than 12 months, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance Compensation award.

(kk) “Permitted Transferee” shall have the meaning set forth in Section 15(b) of the Plan.

(ll) “Person” has the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock of the Company.

(mm) “Plan” means this The Children’s Place, Inc. 2011 Equity Incentive Plan.

(nn) “Prior Plan” shall mean, as amended from time to time, each of the Amended and Restated 2005 Equity Incentive Plan of The Children’s Place Retail Stores, Inc. and the 1997 Stock Option Plan of The Children’s Place Retail Stores, Inc.

(oo) “Released Unit” shall have the meaning assigned to it in Section 9(e).

(pp) “Restricted Period” means the period of time determined by the Committee during which an award or a portion thereof is subject to restrictions or, as applicable, the period of time within which performance is measured for purposes of determining whether an award has been earned.

(qq) “Restricted Stock” means Common Stock, subject to certain specified restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.

(rr) “Restricted Stock Unit” means an unfunded and unsecured promise to deliver shares of Common Stock, cash, other securities or other property, subject to certain restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.

(ss) “Retirement” means a voluntary termination of employment or service with the Company and all Affiliates by a Participant on or after the Participant’s Retirement Age (other than any such

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termination effective on or after any time that the Company has grounds to terminate the Participant’s employment or service for Cause (assuming for such purpose that no cure period were available)).

(tt) “Retirement Age” means, unless determined otherwise by the Committee, attainment of age 65.

(uu) “SAR Period” has the meaning given such term in Section 8(c) of the Plan.

(vv) “Securities Act” means the Securities Act of 1933, as amended, and any successor thereto. Reference in the Plan to any section of (or rule promulgated under) the Securities Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.

(ww) “Stock Appreciation Right” or “SAR” means an award granted under Section 8 of the Plan.

(xx) “Strike Price” has the meaning given such term in Section 8(b) of the Plan.

(yy) “Substitute award” has the meaning given such term in Section 5(e).

(zz) “Sub Plans” has the meaning given such term in Section 1.

3. Effective Date; Duration. The Plan shall be effective as of the Effective Date. The expiration date of the Plan, on and after which date no Awards may be granted hereunder, shall be the tenth anniversary of the Effective Date; provided, however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of the Plan shall continue to apply to such Awards.

4. Administration. (a) The Committee shall administer the Plan. The majority of the members of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by a majority of the Committee shall be deemed the acts of the Committee. To the extent required to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act (if the Board is not acting as the Committee under the Plan) or necessary to obtain the exception for performance-based compensation under Section 162(m) of the Code, or any exception or exemption under the rules of the NASDAQ or any other securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted, as applicable, it is intended that each member of the Committee shall, at the time he or she takes any action with respect to an award under the Plan, be an Eligible Director. However, the fact that a Committee member shall fail to qualify as an Eligible Director shall not invalidate any award granted or action taken by the Committee that is otherwise validly granted or taken under the Plan.

(b) Subject to the provisions of the Plan and applicable law, the Committee shall have the sole and plenary authority, in addition to other express powers and authorizations conferred on the Committee by the Plan, to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of shares of Common Stock to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, shares of Common Stock, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, Common Stock, other securities, other Awards or other property and other amounts payable with respect to an award shall be deferred either automatically or at the election of the Participant or of the Committee; (vii) interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or award granted under, the Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of the Plan; (ix) accelerate the vesting, delivery or exercisability of, payment for or lapse of restrictions on, or waive any condition in respect of, Awards; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

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(c) Except to the extent prohibited by applicable law or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time. Without limiting the generality of the foregoing, the Committee may delegate to one or more officers of the Company or any Affiliate the authority to act on behalf of the Committee with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Committee herein, and which may be so delegated as a matter of law, except for grants of Awards to persons (i) who are non-employee members of the Board or otherwise are subject to Section 16 of the Exchange Act or (ii) who are, or who are reasonably expected to be, “covered employees” for purposes of Section 162(m) of the Code.

(d) The Committee shall have the authority to amend the Plan (including by the adoption of appendices or subplans) and/or the terms and conditions relating to an award to the extent necessary to permit participation in the Plan by Eligible Persons who are located outside of the United States on terms and conditions comparable to those afforded to Eligible Persons located within the United States; provided, however, that no such action shall be taken without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan (including as necessary to prevent the Company from being denied a tax deduction on account of Section 162(m) of the Code).

(e) Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any award or any documents evidencing Awards granted pursuant to the Plan shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all persons or entities, including, without limitation, the Company, any Affiliate, any Participant, any holder or beneficiary of any award, and any shareholder of the Company.

(f) No member of the Board, the Committee or any employee or agent of the Company (each such person, an “Indemnifiable Person”) shall be liable for any action taken or omitted to be taken or any determination made with respect to the Plan or any award hereunder (unless constituting fraud or a willful criminal act or omission). Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense (including attorneys’ fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit or proceeding to which such Indemnifiable Person may be a party or in which such Indemnifiable Person may be involved by reason of any action taken or omitted to be taken or determination made under the Plan or any award agreement and against and from any and all amounts paid by such Indemnifiable Person with the Company’s approval (not to be unreasonably withheld), in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit or proceeding against such Indemnifiable Person, and the Company shall advance to such Indemnifiable Person any such expenses promptly upon written request (which request shall include an undertaking by the Indemnifiable Person to repay the amount of such advance if it shall ultimately be determined as provided below that the Indemnifiable Person is not entitled to be indemnified); provided that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of recognized standing of the Company’s choice. The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts or omissions or determinations of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person’s fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Company’s Certificate of Incorporation or Bylaws. The foregoing right of indemnification shall not be exclusive of or otherwise supersede any other rights of indemnification to which such Indemnifiable Persons may be entitled under the Company’s Certificate of Incorporation or Bylaws,

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as a matter of law, individual indemnification agreement or contract or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Persons or hold them harmless.

(g) Notwithstanding anything to the contrary contained in the Plan, the Board may, in its sole discretion, at any time and from time to time, grant Awards and administer the Plan with respect to such Awards. Any such actions by the Board shall be subject to the applicable rules of the NASDAQ or any other securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted. In any such case, the Board shall have all the authority granted to the Committee under the Plan.

5. Grant of Awards; Shares Subject to the Plan; Limitations. (a) The Committee may, from time to time, grant Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Other Stock-Based Awards and/or Performance Compensation Awards to one or more Eligible Persons.

(b) Awards granted under the Plan shall be subject to the following limitations: (i) subject to Section 12 of the Plan and subsection (e) below, no more than 2,000,000 shares of Common Stock may be delivered in the aggregate pursuant to Awards granted under the Plan; (ii) subject to Section 12 of the Plan, no more than 750,000 shares of Common Stock may be subject to grants of Options or SARs under the Plan to any single Participant during any calendar year; (iii) subject to Section 12 of the Plan, no more than 2,000,000 shares of Common Stock may be delivered pursuant to the exercise of Incentive Stock Options granted under the Plan; (iv) subject to Section 12 of the Plan, no more than 750,000 shares of Common Stock may be delivered in respect of Performance Compensation Awards denominated in shares of Common Stock granted pursuant to Section 11 of the Plan to any Participant for a single Performance Period (or with respect to each single fiscal year in the event a Performance Period extends beyond a single fiscal year), or in the event such Performance Compensation award is paid in cash, other securities, other Awards or other property, no more than the Fair Market Value of 750,000 shares of Common Stock on the last day of the Performance Period to which such award relates; and (v) the maximum amount that can be paid to any individual Participant for a single fiscal year during a Performance Period (or with respect to each single year in the event a Performance Period extends beyond a single year) pursuant to a Performance award denominated in cash described in Section 11(a) of the Plan shall be $10,000,000.

(c) Shares of Common Stock shall be deemed to have been used in settlement of Awards whether or not they are actually delivered or the Fair Market Value equivalent of such shares is paid in cash; provided, however, that if shares of Common Stock issued upon exercise, vesting or settlement of an Award (other than an Option or a SAR), or shares of Common Stock owned by a Participant, are surrendered or tendered to the Company (either directly or by means of attestation) in payment of any taxes required to be withheld in respect of an Award, in each case, in accordance with the terms and conditions of the Plan and any applicable Award agreement, such surrendered or tendered shares shall again become available for other Awards under the Plan; provided, further, that in no event shall such shares increase the number of shares of Common Stock that may be delivered pursuant to Incentive Stock Options granted under the Plan. In accordance with (and without limitation upon) the preceding sentence, if and to the extent all or any portion of an award under the Plan expires, terminates or is canceled or forfeited for any reason whatsoever without the Participant having received any benefit therefrom, the shares covered by such award or portion thereof shall again become available for other Awards under the Plan. For purposes of the foregoing sentence, a Participant shall not be deemed to have received any “benefit” (i) in the case of forfeited Restricted Stock by reason of having enjoyed voting rights and dividend rights prior to the date of forfeiture or (ii) in the case of an award canceled by reason of a new award being granted in substitution therefor. Notwithstanding anything to the contrary contained herein, for purposes of clarity: (1) any shares of Common Stock that are tendered (by attestation or otherwise) or exchanged by a Participant or withheld by the Company (by net exercise or other means) as full or partial payment of the exercise price of any Option or SAR shall not be available for subsequent Awards under the Plan; (2) shares of Common Stock exchanged by a Participant or withheld by the Company or any Affiliate to satisfy the tax withholding or tax payment obligations related to any Option or SAR shall not be available for subsequent Awards under the Plan; (3) shares of Common Stock that are purchased or repurchased by the Company with Option proceeds shall not be available for subsequent Awards under the Plan; and (4) all shares of Common Stock covered by an

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SAR, to the extent that it is exercised and settled in shares of Common Stock, and whether or not shares of Common Stock are actually issued to the Participant upon exercise of the SAR, shall be considered issued or transferred pursuant to the Plan.

(d) Shares of Common Stock delivered by the Company in settlement of Awards may be authorized and unissued shares, shares held in the treasury of the Company, shares purchased on the open market or by private purchase, or a combination of the foregoing. Following the Effective Date, no further Awards shall be granted under any Prior Plan.

(e) Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding Awards previously granted by the Company or any Affiliate or an entity directly or indirectly acquired by the Company or with which the Company combines (“Substitute Awards”). The number of shares of Common Stock underlying any Substitute Awards shall be counted against the aggregate number of shares of Common Stock available for Awards under the Plan; provided, however, that Substitute Awards issued in connection with the assumption of, or the substitution for, outstanding Awards previously granted by the Company of an Affiliate or by an entity that is acquired by the Company or any Affiliate through a merger or acquisition shall not be counted against the aggregate number of shares of Common Stock available for Awards under the Plan; provided, further, that Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code that were previously granted by an entity that is acquired by the Company or any Affiliate through a merger or acquisition shall be counted against the aggregate number of shares of Common Stock available for Awards of Incentive Stock Options under the Plan. Subject to applicable stock exchange requirements, available shares under a stockholder approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect the acquisition or combination transaction) may be used for Awards under the Plan and shall not reduce the number of shares of Common Stock available for delivery under the Plan.

6. Eligibility. Participation shall be limited to Eligible Persons who have entered into an award agreement or who have received written notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in the Plan.

7. Options. (a) Generally. Each Option granted under the Plan shall be evidenced by an award agreement. Each Option so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable award agreement. All Options granted under the Plan shall be Nonqualified Stock Options unless the applicable award agreement expressly states that the Option is intended to be an Incentive Stock Option. Incentive Stock Options shall be granted only to Eligible Persons who are employees of the Company and its Affiliates, and no Incentive Stock Option shall be granted to any Eligible Person who is ineligible to receive an Incentive Stock Option under the Code. No Option shall be treated as an Incentive Stock Option unless the Plan has been approved by the shareholders of the Company in a manner intended to comply with the shareholder approval requirements of Section 422(b)(1) of the Code, provided that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained. In the case of an Incentive Stock Option, the terms and conditions of such grant shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code. If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option or portion thereof shall be regarded as a Nonqualified Stock Option appropriately granted under the Plan.

(b) Exercise Price. Except as otherwise provided by the Committee in the case of Substitute Awards, the exercise price (“Exercise Price”) per share of Common Stock for each Option shall not be less than 100% of the Fair Market Value of such share (determined as of the date of grant); provided, however, that in the case of an Incentive Stock Option granted to an employee who, at the time of the grant of such Option, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Affiliate, the Exercise Price per share shall be no less

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than 110% of the Fair Market Value per share on the date of grant. Any modification to the Exercise Price of an outstanding Option shall be subject to the prohibition on repricing set forth in Section 14(b).

(c) Vesting and Expiration. Options shall vest and become exercisable in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the “Option Period”); provided that, Options shall be subject to a vesting period of not less than one year; provided, however, that the minimum vesting period specified above will not apply: (1) to Options granted in payment of or exchange for other earned compensation (including performance-based Awards); (2) upon a Change in Control and an involuntary termination of service of the Participant by the Company (other than for Cause); (3) upon termination of service due to death, Disability or Retirement; (4) to a Substitute Award that does not reduce the vesting period of the Option being replaced; or (5) to one or more Options and/or SARs covering an aggregate number of shares of Common Stock not in excess of five percent (5%) of the aggregate number of shares of Common Stock available for Awards under Section 5(b)(i) of the Plan over the Plan’s term; provided, that if the Option Period (other than in the case of an Incentive Stock Option) would expire at a time when trading in the shares of Common Stock is prohibited by the Company’s insider trading policy (or Company-imposed “blackout period”), the Option Period shall be automatically extended until the 30th day following the expiration of such prohibition; provided, however, that in no event shall the Option Period exceed five years from the date of grant in the case of an Incentive Stock Option granted to a Participant who on the date of grant owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Affiliate; provided, further, that notwithstanding any vesting or exercisability dates set by the Committee, the Committee may, in its sole discretion, accelerate the vesting and/or exercisability of any Option, which acceleration shall not affect the terms and conditions of such Option other than with respect to vesting and/or exercisability provided, that, the Committee may not accelerate the vesting of an Option if such acceleration would reduce the vesting period to less than one year. Notwithstanding the foregoing, a Participant’s unvested Options shall immediately vest and become exercisable upon such Participant’s termination of employment or service with the Company and its Affiliates due to death, Disability or Retirement, or as provided in Section 13 hereof.

Unless otherwise stated in the applicable award agreement, an Option shall expire earlier than the end of the Option Period in the following circumstances:

(i) If prior to the end of the Option Period, the Participant’s employment or service with the Company and all Affiliates is terminated without Cause or by the Participant for any reason other than Retirement, the Option shall expire on the earlier of the last day of the Option Period or the date that is 90 days after the date of such termination; provided, however, that any Participant whose employment or service with the Company or any Affiliate is terminated and who is subsequently rehired or reengaged by the Company or any Affiliate within 90 days following such termination and prior to the expiration of the Option shall not be considered to have undergone a termination. In the event of a termination described in this clause (i), the Option shall remain exercisable by the Participant until its expiration only to the extent the Option was exercisable at the time of such termination.

(ii) If the Participant dies or is terminated on account of Disability prior to the end of the Option Period and while still in the employ or service of the Company or an Affiliate, or dies following a termination described in clause (i) above but prior to the expiration of an Option, the Option shall expire on the earlier of the last day of the Option Period or the date that is one year after the date of death or termination on account of Disability of the Participant, as applicable. In such event, the Option shall remain exercisable by the Participant or his or her beneficiary determined in accordance with Section 15(g), as applicable, until its expiration only to the extent the Option was exercisable by the Participant at the time of such event.

(iii) If the Participant ceases employment or service of the Company or any Affiliates due to a termination for Cause, the Option shall expire immediately upon such cessation of employment or service.

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(iv) If the Participant terminates by reason of Retirement prior to the end of the Option Period, the Option shall expire three years after the date of termination, or, if earlier, at the end of the Option Period.

(v) If the Participant’s employment or service ceases on account of Disability at a time when the Participant has attained the age and service requirements for Retirement, the Participant shall receive the better of the treatment under clause (ii) and clause (iv) above.

(d) Other Terms and Conditions. Except as specifically provided otherwise in an award agreement, each Option granted under the Plan shall be subject to the following terms and conditions:

(i) Each Option or portion thereof that is exercisable shall be exercisable for the full amount or for any part thereof.

(ii) Each share of Common Stock purchased through the exercise of an Option shall be paid for in full at the time of the exercise. Each Option shall cease to be exercisable, as to any share, when the Participant purchases the share or when the Option expires.

(iii) Subject to Section 15(b), Options shall not be transferable by the Participant except by will or the laws of descent and distribution and shall be exercisable during the Participant’s lifetime only by the Participant.

(iv) At the time of any exercise of an Option, the Committee may, in its sole discretion, require a Participant to deliver to the Committee a written representation that the shares of Common Stock to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such a request by the Committee, delivery of such representation prior to the delivery of any shares issued upon exercise of an Option shall be a condition precedent to the right of the Participant or such other person to purchase any shares. In the event certificates for shares are delivered under the Plan with respect to which such investment representation has been obtained, the Committee may cause a legend or legends to be placed on such certificates to make appropriate reference to such representation and to restrict transfer in the absence of compliance with applicable federal or state securities laws.

(e) Method of Exercise and Form of Payment. No shares of Common Stock shall be delivered pursuant to any exercise of an Option until payment in full of the Exercise Price therefor is received by the Company and the Participant has paid to the Company an amount equal to any Federal, state, local and non-U.S. income and employment taxes required to be withheld. Options which have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company or its designee (including a third party administrator), or telephonic instructions to the extent provided by the Committee, in accordance with the terms of the Option accompanied by payment of the Exercise Price. The Exercise Price and all applicable required withholding taxes shall be payable (i) in cash, check, cash equivalent and/or shares of Common Stock valued at the Fair Market Value at the time the Option is exercised (including, pursuant to procedures approved by the Committee, by means of attestation of ownership of a sufficient number of shares of Common Stock in lieu of actual delivery of such shares to the Company); provided, that such shares of Common Stock are not subject to any pledge or other security interest; (ii) by such other method as the Committee may permit in its sole discretion, including without limitation: (A) in other property having a fair market value on the date of exercise equal to the Exercise Price and all applicable required withholding taxes or (B) if there is a public market for the shares of Common Stock at such time, by means of a broker-assisted “cashless exercise” pursuant to which the Company is delivered (including telephonically to the extent permitted by the Committee) a copy of irrevocable instructions to a stockbroker to sell the shares of Common Stock otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the Exercise Price and all applicable required withholding taxes or (C) by means of a “net exercise” procedure effected by withholding the minimum number of shares of Common Stock otherwise deliverable in respect of an Option that are needed to pay for the Exercise Price and all applicable required withholding taxes. Any fractional shares of Common Stock shall be settled in cash.

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(f) Notification upon Disqualifying Disposition of an Incentive Stock Option. Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date he makes a disqualifying disposition of any Common Stock acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including, without limitation, any sale) of such Common Stock before the later of (A) two years after the date of grant of the Incentive Stock Option or (B) one year after the date of exercise of the Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by the Committee, retain possession, as agent for the applicable Participant, of any Common Stock acquired pursuant to the exercise of an Incentive Stock Option until the end of the period described in the preceding sentence, subject to complying with any instruction from such Participant as to the sale of such Common Stock.

(g) Compliance With Laws, etc. Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in a manner which the Committee determines would violate the Sarbanes-Oxley Act of 2002, or any other applicable law or the applicable rules and regulations of the Securities and Exchange Commission or the applicable rules and regulations of any securities exchange or inter-dealer quotation service on which the Common Stock of the Company is listed or quoted.

(h) Incentive Stock Option Grants to 10% Shareholders. Notwithstanding anything to the contrary in this Section 7, if an Incentive Stock Option is granted to a Participant who owns stock representing more than ten percent of the voting power of all classes of stock of the Company or of a Subsidiary or a parent of the Company, the Option Period shall not exceed five years from the date of grant of such Option and the Option Price shall be at least 110 percent of the Fair Market Value (on the date of grant) of the shares subject to the Option.

(i) $100,000 Per Year Limitation for Incentive Stock Options. To the extent the aggregate Fair Market Value (determined as of the date of grant) of shares of Common Stock for which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company) exceeds $100,000, such excess Incentive Stock Options shall be treated as Nonqualified Stock Options.

8. Stock Appreciation Rights. (a) Generally. Each SAR granted under the Plan shall be evidenced by an award agreement. Each SAR so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable award agreement. Any Option granted under the Plan may include tandem SARs. The Committee also may award SARs to Eligible Persons independent of any Option.

(b) Strike Price. Except as otherwise provided by the Committee in the case of Substitute Awards, the strike price (“Strike Price”) per share of Common Stock for each SAR shall not be less than 100% of the Fair Market Value of such share (determined as of the date of grant). Notwithstanding the foregoing, a SAR granted in tandem with (or in substitution for) an Option previously granted shall have a Strike Price equal to the Exercise Price of the corresponding Option. Any modification to the Strike Price of an outstanding SAR shall be subject to the prohibition on repricing set forth in Section 14(b).

(c) Vesting and Expiration. A SAR granted in connection with an Option shall become exercisable and shall expire according to the same vesting schedule and expiration provisions as the corresponding Option. Accordingly, an SAR shall vest and become exercisable and shall expire in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the “SAR Period”); provided that an SAR shall be subject to a vesting period of not less than one year; provided, however, that the minimum vesting period specified above will not apply: (1) to SARs granted in payment of or exchange for other earned compensation (including performance-based Awards), (2) upon a Change in Control and an involuntary termination of service of the Participant by the Company (other than for Cause), (3) upon termination of service due to death, Disability or Retirement, (4) to a Substitute Award that does not reduce the vesting period of the SAR being replaced, or (5) to one or more SARs and/or Options covering an aggregate number of shares of Common Stock not in excess of five percent (5%) of the aggregate number of shares of Common

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Stock available for Awards under Section 5(b)(i) of the Plan over the Plan’s term. Notwithstanding any vesting or exercisability dates set by the Committee, the Committee may, in its sole discretion, accelerate the vesting and/or the exercisability of any SAR, which acceleration shall not affect the terms and conditions of such SAR other than with respect to vesting and/or exercisability; provided that, the Committee may not accelerate the vesting of an SAR if such acceleration would reduce the vesting period to less than one year. If the SAR Period would expire at a time when trading in the shares of Common Stock is prohibited by the Company’s insider trading policy (or the Company-imposed “blackout period”), the SAR Period shall be automatically extended until the 30th day following the expiration of such prohibition. Notwithstanding the foregoing, a Participant’s unvested SARs shall immediately vest and become exercisable upon such Participant’s termination of employment or service with the Company and its Affiliates due to death, Disability or Retirement, or as provided in Section 13 hereof.

Unless otherwise stated in the applicable award agreement, a SAR shall expire earlier than the end of the SAR Period in the following circumstances:

(i) If prior to the end of the SAR Period, the Participant’s employment or service with the Company and all Affiliates is terminated without Cause or by the Participant for any reason other than Retirement, the SAR shall expire on the earlier of the last day of the SAR Period or the date that is 90 days after the date of such termination; provided, however, that any Participant whose employment or service with the Company or any Affiliate is terminated and who is subsequently rehired or reengaged by the Company or any Affiliate within 90 days following such termination and prior to the expiration of the SAR shall not be considered to have undergone a termination. In the event of a termination described in this clause (i), the SAR shall remain exercisable by the Participant until its expiration only to the extent the SAR was exercisable at the time of such termination.

(ii) If the Participant dies or is terminated on account of Disability prior to the end of the SAR Period and while still in the employ or service of the Company or an Affiliate, or dies following a termination described in clause (i) above but prior to the expiration of a SAR, the SAR shall expire on the earlier of the last day of the SAR Period or the date that is one year after the date of death or termination on account of Disability of the Participant, as applicable. In such event, the SAR shall remain exercisable by the Participant or his or her beneficiary determined in accordance with Section 15(g), as applicable, until its expiration only to the extent the SAR was exercisable by the Participant at the time of such event.

(iii) If the Participant ceases employment or service of the Company or any Affiliates due to a termination for Cause, the SAR shall expire immediately upon such cessation of employment or service.

(iv) If the Participant terminates by reason of Retirement prior to the end of the SAR Period, the SAR shall expire three years after the date of termination, or, if earlier, at the end of the SAR Period.

(v) If the Participant’s employment or service ceases on account of Disability at a time when the Participant has attained the age and service requirements for Retirement, the Participant shall receive the better of the treatment under clause (ii) and clause (iv) above.

d) Method of Exercise. SARs which have become exercisable may be exercised by delivery of written (or electronic notice or telephonic instructions to the extent provided by the Committee) of exercise to the Company or its designee (including a third party administrator) in accordance with the terms of the award, specifying the number of SARs to be exercised and the date on which such SARs were awarded. Notwithstanding the foregoing, if on the last day of the Option Period (or in the case of a SAR independent of an Option, the SAR Period), the Fair Market Value exceeds the Strike Price, the Participant has not exercised the SAR or the corresponding Option (if applicable), and neither the SAR nor the corresponding Option (if applicable) has expired, such SAR shall be deemed to have been exercised by the Participant on such last day and the Company shall make the appropriate payment therefor.

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(e) Payment. Upon the exercise of a SAR, the Company shall pay to the Participant an amount equal to the number of shares subject to the SAR that are being exercised multiplied by the excess, if any, of the Fair Market Value of one share of Common Stock on the exercise date over the Strike Price, less an amount equal to any Federal, state, local and non-U.S. income and employment taxes required to be withheld. The Company shall pay such amount in cash, in shares of Common Stock valued at Fair Market Value, or any combination thereof, as determined by the Committee. Any fractional shares of Common Stock shall be settled in cash.

(f) Substitution of SARs for Nonqualified Stock Options. The Committee shall have the authority in its sole discretion to substitute, without the consent of the affected Participant or any holder or beneficiary of SARs, SARs settled in shares of Common Stock (or settled in shares or cash in the sole discretion of the Committee) for outstanding Nonqualified Stock Options, provided that (i) the substitution shall not otherwise result in a modification of the terms of any such Nonqualified Stock Option, (ii) the number of shares of Common Stock underlying the substituted SARs shall be the same as the number of shares of Common Stock underlying such Nonqualified Stock Options and (iii) the Strike Price of the substituted SARs shall be equal to the Exercise Price of such Nonqualified Stock Options.

9. Restricted Stock and Restricted Stock Units. (a) (i) Generally. Each grant of Restricted Stock and Restricted Stock Units shall be evidenced by an award agreement. Each Restricted Stock and Restricted Stock Unit grant shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with the Plan as determined by the Committee and may be reflected in the applicable award agreement. The Committee shall establish restrictions applicable to such Restricted Stock and Restricted Stock Units, including the Restricted Period, and the time or times at which Restricted Stock or Restricted Stock Units shall be granted or become vested. The Committee may in its sole discretion accelerate the vesting and/or the lapse of any or all of the restrictions on the Restricted Stock and Restricted Stock Units which acceleration shall not affect any other terms and conditions of such Awards.

(ii) Automatic Grants to Non-Employee Directors. Notwithstanding any other provision of this Plan to the contrary, Restricted Stock Units shall be automatically granted to each Non-Employee Director in accordance with this Section 9(a)(ii) without any additional required action by the Committee. On the first business day of each fiscal year of the Company, each Non-Employee Director on such date shall be granted a number of Restricted Stock Units determined by dividing $100,000 by the Fair Market Value of a share on such date (which number shall be rounded up to the next whole number of shares). Each Non-Employee Director who is initially elected or appointed to the Board during the fiscal year shall be granted on the date of such election or appointment a number of Restricted Stock Units, equal to the quotient (which number of shares shall be rounded up to the next whole number of shares) of (i) the product of $100,000 multiplied by a fraction, the numerator of which shall be the number of days remaining during the fiscal year and the denominator of which shall be 365, divided by (ii) the Fair Market Value of a share of Common Stock on such Non-Employee Director’s date of election or appointment. Except as otherwise provided in this Section 9, or as otherwise provided in the applicable award agreement, or any applicable consulting, change in control, severance or other agreement between a Non-Employee Director and the Company or an Affiliate, the foregoing automatic grants of Restricted Stock Units shall have a Restricted Period of one year, and shall vest in full on the first anniversary of the date of grant, and thereafter the restrictions set forth in the applicable award agreement shall have no further force or effect with respect to such Restricted Stock Units (and such Restricted Stock Units shall be treated as Released Units for purposes of Section 9(e)(ii)), provided that the Non-Employee Director remains in the service of the Company and its Affiliates throughout the one year period commencing on the date of grant. Each Non-Employee Director shall also be eligible to receive grants of additional Awards under the Plan; provided that, no Non-Employee Director shall be granted equity Awards under the Plan in any one calendar year having an aggregate Fair Market Value (measured on the date(s) of grant) in such calendar year in excess of $250,000 in the aggregate (including the annual $100,000 grant provided for above in this clause (ii)).

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(b) Stock Certificates; Escrow or Similar Arrangement. Upon the grant of Restricted Stock, the Committee shall cause share(s) of Common Stock to be registered in the name of the Participant and held in book-entry form subject to the Company’s directions and, if the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending vesting and the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, if applicable, and (ii) the appropriate stock power (endorsed in blank) with respect to the Restricted Stock covered by such agreement. If a Participant shall fail to execute and deliver (in a manner permitted under Section 15(a) or as otherwise determined by the Committee) an agreement evidencing an award of Restricted Stock and, if applicable, an escrow agreement and blank stock power within the amount of time specified by the Committee, the award shall be null and void. Subject to the restrictions set forth in this Section 9 and the applicable award agreement, the Participant generally shall have the rights and privileges of a shareholder as to such Restricted Stock, including without limitation the right to vote such Restricted Stock (provided that any dividends payable on such shares of Restricted Stock shall be held by the Company and delivered (without interest) to the Participant within 15 days following the date on which the restrictions on such Restricted Stock lapse (and the right to any such accumulated dividends shall be forfeited upon the forfeiture of the Restricted Stock to which such dividends relate)). The Committee shall also be permitted to cause a stock certificate registered in the name of the Participant to be issued. To the extent shares of Restricted Stock are forfeited, any stock certificates issued to the Participant evidencing such shares shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder with respect thereto shall terminate without further obligation or action on the part of the Company.

(c) Restricted Stock Units. No shares shall be issued at the time an award of Restricted Stock Units is made, and the Company will not be required to set aside a fund for the payment of any such award. At the discretion of the Committee, each Restricted Stock Unit (representing one share of Common Stock) awarded to a Participant may be credited with cash and stock dividends paid in respect of one share of Common Stock (“Dividend Equivalents”). Subject to Section 15(c), at the discretion of the Committee, Dividend Equivalents may be either currently paid to the Participant or withheld by the Company for the Participant’s account, and interest may be credited on the amount of cash Dividend Equivalents withheld at a rate and subject to such terms as determined by the Committee. Dividend Equivalents credited to a Participant’s account and attributable to any particular Restricted Stock Unit (and earnings thereon, if applicable) shall be distributed to the Participant upon settlement of such Restricted Stock Unit and, if such Restricted Stock Unit is forfeited, the Participant shall have no right to such Dividend Equivalents.

(d) Restrictions; Forfeiture. (i) Restricted Stock awarded to a Participant shall be subject to forfeiture until the expiration of the Restricted Period and the attainment of any other vesting criteria established by the Committee, and to the following provisions in addition to such other terms and conditions as may be set forth in the applicable award agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; and (B) the shares shall be subject to the restrictions on transferability set forth in the award agreement. In the event of any forfeiture, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder shall terminate without further action or obligation on the part of the Company.

(ii) Restricted Stock Units awarded to any Participant shall be subject to forfeiture until the expiration of the Restricted Period and the attainment of any other vesting criteria established by the Committee, and to such other terms and conditions as may be set forth in the applicable award agreement. In the event of any forfeiture, all rights of the Participant to such Restricted Stock Units shall terminate without further action or obligation on the part of the Company.

(iii) Notwithstanding anything to the contrary in the Plan, except as otherwise provided in the applicable award agreement, or any applicable employment, consulting, change in control, severance or other agreement between a Participant and the Company or an Affiliate, upon such Participant’s termination of employment or service with the Company and its Affiliates due to death, Disability or Retirement (unless waived by a participant prior to the grant of the

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applicable award), or as provided in Section 13 hereof, such Participant’s outstanding Restricted Stock and Restricted Stock Units shall immediately vest in full, and the restrictions set forth in the applicable award agreement shall have no further force or effect with respect to such Restricted Stock or Restricted Stock Units (and such Restricted Stock Units shall be treated as Released Units for purposes of Section 9(e)(ii)); provided, however, that if the vesting of any Restricted Stock or Restricted Stock Units would otherwise be subject to the achievement of performance conditions, then: (A) all applicable performance criteria shall be deemed to have been attained at target levels and (B) if such termination of employment or service or Change in Control occurs on or prior to the date on which 50% of the applicable performance period has elapsed, only 50% of such Restricted Stock or Restricted Stock Units shall immediately vest.

(iv) The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock and Restricted Stock Units whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Restricted Stock award or Restricted Stock Unit award, such action is appropriate.

(e) Delivery of Restricted Stock and Settlement of Restricted Stock Units. (i) Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock and the attainment of any other vesting criteria established by the Committee, the restrictions set forth in the applicable award agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable award agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge a notice evidencing a book entry notation (or, if applicable, the stock certificate) evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (rounded down to the nearest full share). Dividends, if any, that may have been withheld by the Committee and attributable to any particular share of Restricted Stock shall be distributed to the Participant in cash or, at the sole discretion of the Committee, in shares of Common Stock having a Fair Market Value (on the date of distribution) equal to the amount of such dividends, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.

(ii) Unless otherwise provided by the Committee in an award agreement, upon the expiration of the Restricted Period and the attainment of any other vesting criteria established by the Committee, with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock (or other securities or other property, as applicable) for each such outstanding Restricted Stock Unit which has not then been forfeited and with respect to which the Restricted Period has expired and any other such vesting criteria are attained (“Released Unit”); provided, however, that the Committee may, in its sole discretion, elect to (i) pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock in respect of such Released Units or (ii) defer the delivery of Common Stock (or cash or part Common Stock and part cash, as the case may be) beyond the expiration of the Restricted Period if such extension would not cause adverse tax consequences under Section 409A of the Code. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed with respect to such Restricted Stock Units, less an amount equal to any Federal, state, local and non-U.S. income and employment taxes required to be withheld. To the extent provided in an award agreement, the holder of outstanding Released Units shall be entitled to be credited with dividend equivalent payments (upon the payment by the Company of dividends on shares of Common Stock) either in cash or, at the sole discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends (and interest may, at the sole discretion of the Committee, be credited on the amount of cash dividend equivalents at a rate and subject to such terms as determined by the Committee), which accumulated dividend equivalents (and interest thereon, if applicable) shall be payable at the same time as the underlying Restricted Stock Units are settled following the release of

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restrictions on such Restricted Stock Units, and, if such Restricted Stock Units are forfeited, the Participant shall have no right to such dividend equivalent payments.

(f) Legends on Restricted Stock. Each certificate representing Restricted Stock awarded under the Plan, if any, shall bear a legend substantially in the form of the following in addition to any other information the Company deems appropriate until the lapse of all restrictions with respect to such Common Stock:

TRANSFER OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY IS RESTRICTED PURSUANT TO THE TERMS OF THE CHILDREN’S PLACE, INC. 2011 EQUITY INCENTIVE PLAN AND A RESTRICTED STOCK AWARD AGREEMENT, DATED AS OF _________, BETWEEN THE CHILDREN’S PLACE, INC. AND _________. A COPY OF SUCH PLAN AND AWARD AGREEMENT IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CHILDREN’S PLACE, INC.

10. Other Stock-Based Awards. The Committee may issue unrestricted Common Stock, rights to receive grants of Awards at a future date, or other Awards denominated in Common Stock (including, without limitation, performance shares or performance units), under the Plan to Eligible Persons, alone or in tandem with other Awards, in such amounts as the Committee shall from time to time in its sole discretion determine. Each Other Stock-Based award granted under the Plan shall be evidenced by an award agreement. Each Other Stock-Based award so granted shall be subject to such conditions not inconsistent with the Plan as may be reflected in the applicable award agreement including, without limitation, the payment by the Participant of the Fair Market Value of such shares of Common Stock on the date of grant. Notwithstanding anything to the contrary in the Plan, except as otherwise provided in the applicable award agreement, or any applicable employment, consulting, change in control, severance or other agreement between a Participant and the Company or an Affiliate, upon such Participant’s termination of employment or service with the Company and its Affiliates due to death, Disability or Retirement, or as provided in Section 13 hereof, such Participant’s outstanding Other Stock-Based Awards shall immediately vest in full, and the restrictions set forth in the applicable award agreement shall have no further force or effect with respect to such Other Stock-Based Awards; provided, however, that if the vesting of any Other Stock-Based Awards would otherwise be subject to the achievement of performance conditions, then: (A) all applicable performance criteria shall be deemed to have been attained at target levels and (B) if such termination of employment or service or Change in Control occurs on or prior to the date on which 50% of the applicable performance period has elapsed, only 50% of each such Other Stock-Based award shall immediately vest.

11. Performance Compensation Awards. (a) Generally. The Committee shall have the authority, at or before the time of grant of any award described in Sections 7 through 10 of the Plan, to designate such award as a Performance Compensation award intended to qualify as “performance-based compensation” under Section 162(m) of the Code. In addition, the Committee shall have the authority to make an award of a cash bonus to any Participant and designate such award as a Performance Compensation award intended to qualify as “performance-based compensation” under Section 162(m) of the Code. Notwithstanding the foregoing, (a.) any award to a Participant who is a “covered employee” (within the meaning of Section 162(m) of the Code) for a fiscal year that satisfies the requirements of this Section 11 may be treated as a Performance Compensation award in the absence of any such Committee designation and (b.) if the Company determines that a Participant who has been granted an award designated as a Performance Compensation award is not (or is no longer) a “covered employee” (within the meaning of Section 162(m) of the Code), the terms and conditions of such award may be modified without regard to any restrictions or limitations set forth in this Section 11 (but subject otherwise to the provisions of Section 14 of the Plan).

(b) Discretion of Committee with Respect to Performance Compensation Awards. With regard to a particular Performance Period, the Committee shall have sole discretion to select the length of such Performance Period (subject to the proviso contained in the third sentence of Section 9(a)(i) above), the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goals(s) that is (are) to apply and the Performance Formula. Within the first 90 days

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of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), the Committee shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence and record the same in writing (which may be in the form of minutes of a meeting of the Committee).

(c) Performance Criteria. The Performance Criteria that will be used to establish the Performance Goal(s) may be based on the attainment of specific levels of performance of the Company (and/or one or more Affiliates, divisions or operational and/or business units, product lines, brands, business segments, administrative departments, units, or any combination of the foregoing) and shall be limited to the following: (i.) net earnings or net income (before or after taxes); (ii.) basic or diluted earnings per share (before or after taxes); (iii.) net revenue or net revenue growth; (iv.) gross revenue or gross revenue growth, gross profit or gross profit growth; (v.) net operating profit (before or after taxes); (vi.) return measures (including, but not limited to, return on investment, assets, capital, gross revenue or gross revenue growth, invested capital, equity, or sales); (vii.) cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital), which may but are not required to be measured on a per share basis; (viii.) earnings before or after taxes, interest, depreciation and/or amortization (including EBIT and EBITDA); (ix.) gross or net operating margins; (x.) productivity ratios; (xi.) share price (including, but not limited to, growth measures and total shareholder return); (xii.) expense targets or cost reduction goals, general and administrative expense savings; (xiii.) margins; (xiv.) operating efficiency; (xv.) objective measures of customer satisfaction; (xvi.) working capital targets; (xvii.) measures of economic value added or other ‘value creation’ metrics; (xviii.) inventory control; (xix.) enterprise value; (xx.) sales; (xxi.) stockholder return; (xxii.); client retention; (xxiii.) competitive market metrics; (xxiv.) employee retention; (xxv.) timely completion of new product rollouts; (xxvi.) timely launch of new facilities; (xxvii.) objective measures of personal targets, goals or completion of projects (including but not limited to succession and hiring projects, completion of specific acquisitions, reorganizations or other corporate transactions or capital-raising transactions, expansions of specific business operations and meeting divisional or project budgets); (xxviii.) system-wide revenues; (xxix.) royalty income; (xxx.) cost of capital, debt leverage year-end cash position or book value; (xxxi.) strategic objectives, development of new product lines and related revenue, sales and margin targets, or international operations; or (xxxii.) any combination of the foregoing. Any one or more of the Performance Criteria may be stated as a percentage of another Performance Criteria, or a percentage of a prior period’s Performance Criteria, or used on an absolute, relative or adjusted basis to measure the performance of the Company and/or one or more Affiliates as a whole or any divisions or operational and/or business units, product lines, brands, business segments, administrative departments of the Company and/or one or more Affiliates or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Criteria may be compared to the performance of a group of comparator companies, or a published or special index that the Committee, in its sole discretion, deems appropriate, or as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting, delivery and exercisability of any award based on the achievement of Performance Goals pursuant to the Performance Criteria specified in this paragraph. To the extent required under Section 162(m) of the Code, the Committee shall, within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period.

(d) Modification of Performance Goal(s). In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Criteria without obtaining shareholder approval of such alterations, the Committee shall have sole discretion to make such alterations without obtaining shareholder approval. Unless otherwise determined by the Committee at the time a Performance Compensation award is granted, the Committee is authorized at any time during the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), or at any time thereafter to the extent the exercise of such authority at such time would not cause the Performance Compensation Awards

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granted to any Participant for such Performance Period to fail to qualify as “performance-based compensation” under Section 162(m) of the Code, specify adjustments or modifications to be made to the calculation of a Performance Goal for such Performance Period, based on and in order to appropriately reflect the following events: (i.) asset write-downs; (ii.) litigation or claim judgments or settlements; (iii.) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (iv.) any reorganization and restructuring programs; (v.) nonrecurring items as described in Accounting Standards Codification Topic 225-20 (or any successor pronouncement thereto) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year; (vi.) acquisitions or divestitures; (vii.) any other specific unusual or nonrecurring events, or objectively determinable category thereof; (viii.) foreign exchange gains and losses; (ix.) discontinued operations and nonrecurring charges; and (x.) a change in the Company’s fiscal year.

(e) Payment of Performance Compensation Awards. (i) Condition to Receipt of Payment. Unless otherwise provided in the applicable award agreement or any employment, consulting, change in control, severance agreement or other arrangement between a Participant and the Company or an Affiliate, a Participant must be employed by or rendering services to the Company or an Affiliate on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation award for such Performance Period.

(ii) Limitation. Unless otherwise provided in the applicable award agreement, or any employment, consulting, change in control, severance or other agreement between a Participant and the Company or an Affiliate, a Participant shall be eligible to receive payment or delivery, as applicable, in respect of a Performance Compensation award only to the extent that: (A) the Performance Goals for such period are achieved, as determined by the Committee in its sole discretion; and (B) all or some of the portion of such Participant’s Performance Compensation award has been earned for the Performance Period based on the application of the Performance Formula to such achieved Performance Goals, as determined by the Committee in its sole discretion, and except as otherwise provided in Section 13; provided, however, that in the event of the termination of a Participant’s employment or service due to death or Disability, (A) the Participant shall receive payment in respect of a Performance Compensation award assuming for such purpose that the applicable performance criteria shall be deemed to have been attained at target levels and (B) if such termination of employment or service occurs on or prior to the date on which 50% of the applicable performance period has elapsed, only 50% of the Performance Compensation award shall be payable.

(iii) Certification. Following the completion of a Performance Period, the Committee shall review and certify in writing (which may be in the form of minutes of a meeting of the Committee) whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate and certify in writing (which may be in the form of minutes of a meeting of the Committee) that amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Committee shall then determine the amount of each Participant’s Performance Compensation award actually payable for the Performance Period and, in so doing, may apply Negative Discretion.

(iv) Use of Negative Discretion. In determining the actual amount of an individual Participant’s Performance Compensation award for a Performance Period, the Committee may reduce or eliminate the amount of the Performance Compensation award earned under the Performance Formula in the Performance Period through the use of Negative Discretion if, in its sole judgment, such reduction or elimination is appropriate; provided, that Negative Discretion shall not apply to any Performance Compensation award (other than cash bonuses contemplated by the second sentence of Section 11(a)) unless the award agreement so provides for the use of Negative Discretion. Unless otherwise provided in the applicable award agreement, the Committee shall not have the discretion to (A) provide payment or delivery in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained; or (B) increase a Performance Compensation award above the applicable limitations set forth in Section 5 of the Plan.

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(f) Timing of Award Payments. Unless otherwise provided in the applicable award agreement, Performance Compensation Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable following completion of the certifications required by this Section 11. Any Performance Compensation award that has been deferred shall not (between the date as of which the award is deferred and the payment date) increase (i) with respect to a Performance Compensation award that is payable in cash, by a measuring factor for each fiscal year greater than a reasonable rate of interest set by the Committee or (ii) with respect to a Performance Compensation award that is payable in shares of Common Stock, by an amount greater than the appreciation of a share of Common Stock from the date such award is deferred to the payment date. Unless otherwise provided in an award agreement, any Performance Compensation award that is deferred and is otherwise payable in shares of Common Stock shall be credited (during the period between the date as of which the award is deferred and the payment date) with dividend equivalents (in a manner consistent with the methodology set forth in the last sentence of Section 9(d)(ii)).

12. Changes in Capital Structure and Similar Events. In the event of (a) any dividend (other than regular cash dividends) or other distribution (whether in the form of cash, shares of Common Stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, spin-off, combination, repurchase or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to acquire shares of Common Stock or other securities of the Company, or other similar corporate transaction or event (including, without limitation, a Change in Control) that affects the shares of Common Stock, or (b) unusual or nonrecurring events (including, without limitation, a Change in Control) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation service, accounting principles or law, such that in any case an adjustment is determined by the Committee in its sole discretion to be necessary or appropriate, then the Committee shall make any such adjustments in such manner as it may deem equitable, including without limitation any or all of the following:

(i) adjusting any or all of (A) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) which may be delivered in respect of Awards or with respect to which Awards may be granted under the Plan (including, without limitation, adjusting any or all of the limitations under Section 5 of the Plan) and (B) the terms of any outstanding award, including, without limitation, (1) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate, (2) the Exercise Price or Strike Price with respect to any award or (3) any applicable performance measures (including, without limitation, Performance Criteria, Performance Formula and Performance Goals);

(ii) providing for a substitution or assumption of Awards (or Awards of an acquiring company), accelerating the delivery, vesting and/or exercisability of, lapse of restrictions and/or other conditions on, or termination of, Awards or providing for a period of time (which shall not be required to be more than ten (10) days) for Participants to exercise outstanding Awards prior to the occurrence of such event (and any such award not so exercised shall terminate upon the occurrence of such event); and

(iii) cancelling any one or more outstanding Awards (or Awards of an acquiring company) and causing to be paid to the holders thereof, in cash, shares of Common Stock, other securities or other property, or any combination thereof, the value of such Awards, if any, as determined by the Committee (which if applicable may be based upon the price per share of Common Stock received or to be received by other shareholders of the Company in such event), including without limitation, in the case of an outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the shares of Common Stock subject to such Option or SAR over the aggregate Exercise Price or Strike Price of such Option or SAR, respectively (it being understood that, in such event, any Option or SAR having a per share Exercise Price or Strike Price equal to, or in

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excess of, the Fair Market Value of a share of Common Stock subject thereto may be canceled and terminated without any payment or consideration therefor);

provided, however, that in the case of any “equity restructuring” (within the meaning of the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor pronouncement thereto) (“ASC 718”), the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring. Except as otherwise determined by the Committee, any adjustment in Incentive Stock Options under this Section 12 (other than any cancellation of Incentive Stock Options) shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code, and any adjustments under this Section 12 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

13. Effect of Change in Control. Except to the extent otherwise provided in an award agreement, or any applicable employment, consulting, change in control, severance or other agreement between a Participant and the Company or an Affiliate, in the event of a Change in Control, notwithstanding any provision of the Plan to the contrary:

(a) In the case of Options, SARs and other Awards which are service-based and not subject to Performance Goals or other performance conditions, in the event that an Involuntary Termination of a Participant occurs within six (6) months prior to the occurrence of a Change in Control (in respect of Participants designated by the Committee) or within twelve (12) months following a Change in Control (in respect of all Participants), all Options and SARs held by such Participant shall become immediately exercisable with respect to all of the shares of Common Stock subject to such Options and SARs, and the Restricted Period (and any other non-performance based conditions) applicable to all Restricted Stock Awards, Restricted Stock Unit Awards and any other service-based Awards held by such Participant shall expire immediately, and all such Awards shall immediately become fully vested and the shares of Common Stock subject to all such Awards shall be immediately delivered to such Participant.

(b) In the case of equity Awards which are subject to the achievement of Performance Goals or other performance conditions, immediately prior to the occurrence of a Change in Control, the target number of shares of Common Stock set forth in the applicable award agreement shall automatically convert into service-based Awards, and such service-based Awards shall vest and be delivered to the Participant on the vesting date set forth in the applicable award agreement (without regard to the achievement of any applicable Performance Goals or other performance conditions), provided that the Participant is in the employ of the Company or an Affiliate on the applicable vesting date; provided that, in the event that an Involuntary Termination of a Participant occurs within six (6) months prior to the occurrence of a Change in Control (in respect of Participants designated by the Committee) or on or within twelve (12) months following a Change in Control (in respect of all Participants), all such unvested service-based Awards held by such Participant shall immediately become fully vested and the shares of Common Stock subject to such Awards shall be immediately delivered to such Participant.

(c) In addition, in the event of a Change of Control, the Committee may in its discretion and upon at least 5 days’ advance notice to the affected persons, cancel any outstanding award and pay to the holders thereof, in cash, securities or other property (including of the acquiring or successor company) or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event. Notwithstanding the above, the Committee shall exercise such discretion over any award subject to Code Section 409A at the time such award is granted.

(d) The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.

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To the extent practicable, the provisions of this Section 13 shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control transaction with respect to the Common Stock subject to their Awards.

14. Amendments and Termination. (a) Amendment and Termination of the Plan. The Committee may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided, that no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan (including, without limitation, as necessary to comply with any rules or requirements of any securities exchange or inter-dealer quotation service on which the shares of Common Stock may be listed or quoted or for changes in GAAP to new accounting standards, to prevent the Company from being denied a tax deduction under Section 162(m) of the Code); provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary. Notwithstanding the foregoing, no amendment shall be made to the last proviso of Section 14(b) without stockholder approval.

(b) Amendment of award Agreements. The Committee may, to the extent not inconsistent with the terms of any applicable award agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any award theretofore granted or the associated award agreement, prospectively or retroactively (including after a Participant’s termination of employment or service with the Company); provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant with respect to any award theretofore granted shall not to that extent be effective without the consent of the affected Participant; provided, further, that without shareholder approval, except as otherwise permitted under Section 12 of the Plan, (i) no amendment or modification may reduce the Exercise Price of any Option or the Strike Price of any SAR, (ii) the Committee may not cancel any outstanding Option or SAR and replace it with a new Option or SAR (with a lower Exercise Price or Strike Price, as the case may be) or other award or cash in a manner which would either (A) be reportable on the Company’s proxy statement as Options which have been “repriced” (as such term is used in Item 402 of Regulation S-K promulgated under the Exchange Act), or (B) result in any “repricing” for financial statement reporting purposes (or otherwise cause the award to fail to qualify for equity accounting treatment) and (iii) the Committee may not take any other action which is considered a “repricing” for purposes of the shareholder approval rules of the applicable securities exchange or inter-dealer quotation service on which the Common Stock is listed or quoted.

15. General. (a) Award Agreements. Each award under the Plan shall be evidenced by an award agreement, which shall be delivered to the Participant and shall specify the terms and conditions of the award and any rules applicable thereto. For purposes of the Plan, an award agreement may be in any such form (written or electronic) as determined by the Committee (including, without limitation, a Board or Committee resolution, an employment agreement, a notice, a certificate or a letter) evidencing the award.

(b) Nontransferability. (i) Each award shall be exercisable only by a Participant during the Participant’s lifetime, or, if permissible under applicable law, by the Participant’s legal guardian or representative. No award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or an Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(ii) Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Awards (other than Incentive Stock Options) to be transferred by a Participant, without consideration, subject to such rules as the Committee may adopt consistent with any applicable award agreement to preserve the purposes of the Plan, to: (A) any person who is a “family

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member” of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act or any successor form of registration statements promulgated by the Securities and Exchange Commission (collectively, the “Immediate Family Members”); (B) a trust solely for the benefit of the Participant and his or her Immediate Family Members; (C) a partnership or limited liability company whose only partners or shareholders are the Participant and his or her Immediate Family Members; or (D) any other transferee as may be approved either (I) by the Board or the Committee in its sole discretion, or (II) as provided in the applicable award agreement; (each transferee described in clauses (A), (B), (C) and (D) above is hereinafter referred to as a “Permitted Transferee”); provided that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan.

(iii) The terms of any award transferred in accordance with the immediately preceding sentence shall apply to the Permitted Transferee and any reference in the Plan, or in any applicable award agreement, to a Participant shall be deemed to refer to the Permitted Transferee, except that (1.) Permitted Transferees shall not be entitled to transfer any award, other than by will or the laws of descent and distribution; (2.) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the shares of Common Stock to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable award agreement, that such a registration statement is necessary or appropriate; (3.) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise; and (4.) the consequences of the termination of the Participant’s employment by, or services to, the Company or an Affiliate under the terms of the Plan and the applicable award agreement shall continue to be applied with respect to the Permitted Transferee, including, without limitation, that an Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable award agreement.

(c) Dividends and Dividend Equivalents. The Committee in its sole discretion may provide a Participant as part of an award with dividends or dividend equivalents, payable in cash, shares of Common Stock, other securities, other Awards or other property, on a current or deferred basis, on such terms and conditions as may be determined by the Committee in its sole discretion, including without limitation, payment directly to the Participant, withholding of such amounts by the Company subject to vesting of the award or reinvestment in additional shares of Common Stock, Restricted Stock or other Awards; provided, that no dividend equivalents shall be payable in respect of outstanding (i) Options or SARs or (ii) unearned Performance Compensation Awards or other unearned Awards subject to performance conditions (other than or in addition to the passage of time) (although dividend equivalents may be accumulated in respect of unearned Awards and paid as soon as administratively practicable, but no more than 60 days, after such Awards are earned and become payable or distributable.

(d) Tax Withholding. (i) A Participant shall be required to pay to the Company or any Affiliate, and the Company or any Affiliate shall have the right (but not the obligation) and is hereby authorized to withhold, from any cash, shares of Common Stock, other securities or other property deliverable under any award or from any compensation or other amounts owing to a Participant, the amount (in cash, Common Stock, other securities or other property) of any required withholding taxes in respect of an award, its exercise, or any payment or transfer under an award or under the Plan and to take such other action as may be necessary in the opinion of the Committee or the Company to satisfy all obligations for the payment of such withholding and taxes.

(ii) Without limiting the generality of clause (i) above, the Committee may, in its sole discretion, permit a Participant to satisfy, in whole or in part, the foregoing withholding liability (but no more than the minimum required statutory liability withholding liability, if required to avoid adverse accounting treatment of the award as a liability award under ACS 718) by (A)

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payment in cash; (B) the delivery of shares of Common Stock (which are not subject to any pledge or other security interest) owned by the Participant having a Fair Market Value equal to such withholding liability or (C) having the Company withhold from the number of shares of Common Stock otherwise issuable or deliverable pursuant to the exercise or settlement of the award a number of shares with a Fair Market Value equal to such withholding liability.

(e) No Claim to Awards; No Rights to Continued Employment; Waiver. No employee of the Company or an Affiliate, or other person, shall have any claim or right to be granted an award under the Plan or, having been selected for the grant of an award, to be selected for a grant of any other award. There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or an Affiliate, nor shall it be construed as giving any Participant any rights to continued service on the Board. The Company or any of its Affiliates may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or any award agreement. By accepting an award under the Plan, a Participant shall thereby be deemed to have waived any claim to continued exercise or vesting of an award or to damages or severance entitlement related to non-continuation of the award beyond the period provided under the Plan or any award agreement, notwithstanding any provision to the contrary in any written employment contract or other agreement between the Company and its Affiliates and the Participant, whether any such agreement is executed before, on or after the date of grant.

(f) International Participants. Without limiting the generality of Section 4(d), with respect to Participants who reside or work outside of the United States of America and who are not (and who are not expect to be) “covered employees” within the meaning of Section 162(m) of the Code, the Committee may in its sole discretion amend the terms of the Plan or subplans or appendices thereto, or outstanding Awards, with respect to such Participants in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for a Participant, the Company or its Affiliates.

(g) Designation and Change of Beneficiary. Each Participant may file with the Committee a written designation of one or more persons as the beneficiary(ies) who shall be entitled to receive the amounts payable with respect to an award, if any, due under the Plan upon his or her death. A Participant may, from time to time, revoke or change his or her beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by a Participant, the beneficiary shall be deemed to be his or her spouse (or domestic partner if such status is recognized by the Company according to the procedures established by the Company and in such jurisdiction), or if the Participant is otherwise unmarried at the time of death, his or her estate. After receipt of Options in accordance with this paragraph, beneficiaries will only be able to exercise such options in accordance with Section 7(c)(ii) of this Plan.

(h) Termination of Employment or Service. Except as otherwise provided in an award agreement, or any employment, consulting, change in control, severance or other agreement between a Participant and the Company or an Affiliate, unless determined otherwise by the Committee: (i) neither a temporary absence from employment or service due to illness, vacation or leave of absence (including, without limitation, a call to active duty for military service through a Reserve or National Guard unit) nor a transfer from employment or service with the Company to employment or service with an Affiliate (or vice-versa) shall be considered a termination of employment or service with the Company or an Affiliate; and (ii) if a Participant’s employment with the Company and its Affiliates terminates, but such Participant continues to provide services to the Company or its Affiliates in a

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non-employee capacity (including as a Non-Employee Director) (or vice-versa), such change in status shall not be considered a termination of employment or service with the Company or an Affiliate for purposes of the Plan.

(i) No Rights as a Shareholder. Except as otherwise specifically provided in the Plan or any award agreement, no person shall be entitled to the privileges of ownership in respect of shares of Common Stock which are subject to Awards hereunder until such shares have been issued or delivered to that person.

(j) Government and Other Regulations. (i) The obligation of the Company to settle Awards in Common Stock or other consideration shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any shares of Common Stock pursuant to an award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the shares of Common Stock to be offered or sold under the Plan. The Committee shall have the authority to provide that all shares of Common Stock or other securities of the Company or any Affiliate delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable award agreement, the Federal securities laws, or the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or inter-dealer quotation service upon which such shares or other securities of the Company are then listed or quoted and any other applicable Federal, state, local or non-U.S. laws, rules, regulations and other requirements, and, without limiting the generality of Section 9 of the Plan, the Committee may cause a legend or legends to be put on any such certificates of Common Stock or other securities of the Company or any Affiliate delivered under the Plan to make appropriate reference to such restrictions or may cause such Common Stock or other securities of the Company or any Affiliate delivered under the Plan in book-entry form to be held subject to the Company’s instructions or subject to appropriate stop-transfer orders. Notwithstanding any provision in the Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any award granted under the Plan that it in its sole discretion deems necessary or advisable in order that such award complies with the legal requirements of any governmental entity to whose jurisdiction the award is subject.

(ii) The Committee may cancel an award or any portion thereof if it determines, in its sole discretion, that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company’s acquisition of shares of Common Stock from the public markets, the Company’s issuance of Common Stock to the Participant, the Participant’s acquisition of Common Stock from the Company and/or the Participant’s sale of Common Stock to the public markets, illegal, impracticable or inadvisable. If the Committee determines to cancel all or any portion of an award in accordance with the foregoing, the Company shall pay to the Participant an amount equal to the excess of (A) the aggregate Fair Market Value of the shares of Common Stock subject to such award or portion thereof canceled (determined as of the applicable exercise date, or the date that the shares would have been vested or delivered, as applicable), over (B) the aggregate Exercise Price or Strike Price (in the case of an Option or SAR, respectively) or any amount payable as a condition of delivery of shares of Common Stock (in the case of any other award). Such amount shall be delivered to the Participant as soon as practicable following the cancellation of such award or portion thereof.

(k) No Section 83(b) Elections Without Consent of Company. No election under Section 83(b) of the Code or under a similar provision of law may be made unless expressly permitted by the terms of the applicable award agreement or by action of the Committee in writing prior to the making of such election. If a Participant, in connection with the acquisition of shares of Common

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Stock under the Plan or otherwise, is expressly permitted to make such election and the Participant makes the election, the Participant shall notify the Company of such election within ten days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to Section 83(b) of the Code or other applicable provision.

(l) Payments to Persons Other Than Participants. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his or her estate (unless a prior claim therefor has been made by a duly appointed legal representative or a beneficiary designation form has been filed with the Company) may, if the Committee so directs the Company, be paid to his or her spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

(m) Nonexclusivity of the Plan. Neither the adoption of this Plan by the Board nor the submission of this Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

(n) No Trust or Fund Created. Neither the Plan nor any award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate, on the one hand, and a Participant or other person or entity, on the other hand. No provision of the Plan or any award shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

(o) Reliance on Reports. Each member of the Committee and each member of the Board (and their respective designees) shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent public accountant of the Company and its Affiliates and/or any other information furnished in connection with the Plan by any agent of the Company or the Committee or the Board, other than himself or herself.

(p) Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan.

(q) Purchase for Investment. Whether or not the Options and shares covered by the Plan have been registered under the Securities Act, each person exercising an Option under the Plan or acquiring shares under the Plan, may be required by the Company to give a representation in writing that such person is acquiring such shares for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. The Company will endorse any necessary legend referring to the foregoing restriction upon the certificate or certificates representing any shares issued or transferred to the Participant upon the exercise of any Option granted under the Plan.

(r) Governing Law. The Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware applicable to contracts made and performed wholly within the State of Delaware, without giving effect to the conflict of laws provisions thereof.

(s) Severability. If any provision of the Plan or any award or award agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or entity or

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award, or would disqualify the Plan or any award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the award, such provision shall be construed or deemed stricken as to such jurisdiction, person or entity or award and the remainder of the Plan and any such award shall remain in full force and effect.

(t) Obligations Binding on Successors. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.

(u) 409A of the Code. (i) Notwithstanding any provision of the Plan to the contrary, it is intended that the provisions of this Plan comply with Section 409A of the Code, and all provisions of this Plan shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A of the Code. Each Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on or in respect of such Participant in connection with this Plan or any other plan maintained by the Company (including any taxes and penalties under Section 409A of the Code), and neither the Company nor any Affiliate shall have any obligation to indemnify or otherwise hold such Participant (or any beneficiary) harmless from any or all of such taxes or penalties. With respect to any award that is considered “deferred compensation” subject to Section 409A of the Code, references in the Plan to “termination of employment” (and substantially similar phrases) shall mean “separation from service” within the meaning of Section 409A of the Code. For purposes of Section 409A of the Code, each of the payments that may be made in respect of any award granted under the Plan is designated as separate payments.

(ii) Notwithstanding anything in the Plan to the contrary, if a Participant is a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code, no payments or deliveries in respect of any Awards that are “deferred compensation” subject to Section 409A of the Code shall be made to such Participant prior to the date that is six months after the date of such Participant’s “separation from service” (as defined in Section 409A of the Code) or, if earlier, the Participant’s date of death. Following any applicable six month delay, all such delayed payments or deliveries will be paid or delivered (without interest) in a single lump sum on the earliest date permitted under Section 409A of the Code that is also a business day.

(iii) Unless otherwise provided by the Committee, in the event that the timing of payments in respect of any award (that would otherwise be considered “deferred compensation” subject to Section 409A of the Code) would be accelerated upon the occurrence of (A) a Change in Control, no such acceleration shall be permitted unless the event giving rise to the Change in Control satisfies the definition of a change in the ownership or effective control of a corporation, or a change in the ownership of a substantial portion of the assets of a corporation pursuant to Section 409A of the Code and any Treasury Regulations promulgated thereunder or (B) a Disability, no such acceleration shall be permitted unless the Disability also satisfies the definition of “Disability” pursuant to Section 409A of the Code and any Treasury Regulations promulgated thereunder.

(v) Clawback/Forfeiture. Notwithstanding anything to the contrary contained herein, an award agreement may provide that the Committee may in its sole discretion cancel such award if the Participant, without the consent of the Company, while employed by or providing services to the Company or any Affiliate or after termination of such employment or service, violates a non-competition, non-solicitation, non-disparagement, non-disclosure covenant or agreement or otherwise has engaged in or engages in activity that is in conflict with or adverse to the interest of the Company or any Affiliate, including fraud or conduct contributing to any financial restatements or irregularities, as determined by the Committee in its sole discretion. The Committee may also provide in an award agreement that if the Participant otherwise has engaged in or engages in any activity referred to in the preceding sentence, the Participant will forfeit any compensation, gain or

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other value realized thereafter on the vesting, exercise or settlement of such award, the sale or other transfer of such award, or the sale of shares of Common Stock acquired in respect of such award, and must promptly repay such amounts to the Company. The Committee may also provide in an award agreement that if the Participant receives any amount in excess of what the Participant should have received under the terms of the award for any reason (including without limitation by reason of a financial restatement, mistake in calculations or other administrative error), all as determined by the Committee in its sole discretion, then the Participant shall be required to promptly repay any such excess amount to the Company. To the extent required by applicable law (including without limitation Section 302 of the Sarbanes Oxley Act and Section 954 of the Dodd Frank Act) and/or the rules and regulations of NASDAQ or other securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted, or if so required pursuant to a written policy adopted by the Company (as in effect and/or amended from time to time), Awards shall be subject (including on a retroactive basis) to clawback, forfeiture or similar requirements (and such requirements shall be deemed incorporated by reference into all outstanding award agreements).

(w) Code Section 162(m) Re-approval. If so determined by the Committee, the provisions of the Plan regarding Performance Compensation Awards shall be submitted for re-approval by the shareholders of the Company no later than the first shareholder meeting that occurs in the fifth year following the year that shareholders previously approved such provisions following the date of initial shareholder approval, for purposes of exempting certain Awards granted after such time from the deduction limitations of Section 162(m) of the Code. Nothing in this subsection, however, shall affect the validity of Awards granted after such time if such shareholder approval has not been obtained.

(x) Expenses; Gender; Titles and Headings. The expenses of administering the Plan shall be borne by the Company and its Affiliates. Masculine pronouns and other words of masculine gender shall refer to both men and women. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

*   *   *

As adopted by the Board of Directors of the Company on March 25, 2011.

As approved by the shareholders of the Company on May 20, 2011.

As amended by the Compensation Committee of the Board of Directors of the Company on February 13, 2015.

As amended and restated by the Compensation Committee of the Board of Directors of the Company on February 12, 2016.

As amended and restated by the Compensation Committee of the Board of Directors of the Company on April 6, 2016.

APPENDIX B

PROPOSED FORM OF
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
THE CHILDREN’S PLACE, INC.

Explanatory Note

The following proposed form of Amended and Restated Certificate of Incorporation of The Children’s Place, Inc. gives effect to proposed amendments to the Charter related to (i) Proposal 5, to eliminate the prohibition on stockholders’ ability to call a special meeting of stockholders, (ii) Proposals 6 and 7, to eliminate supermajority voting provisions to amend certain provisions of the Company’s Charter and Bylaws, (iii) Proposal 8, to remove the advance notice provisions, (iv) Proposal 9, to remove the provision related to removal of directors and (v) Proposal 10 to eliminate the provision related to compromises with creditors. The actual Amended and Restated Certificate of Incorporation filed with the Secretary of State of Delaware will reflect only those amendments approved by the stockholders at the Annual Meeting.

The following proposed form of Amended and Restated Charter is marked to show all proposed changes against the current Charter, with deletions indicated by strikeout and additions indicated by underline. Prior amendments to the Charter approved in accordance with Delaware law and incorporated into this proposed form of Amended and Restated Certificate of Incorporation are not reflected in the marked copy attached.

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AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
THE CHILDREN’S PLACE, INC.

(Pursuant to Section 242 and 245 of the
General Corporation Law of the State of Delaware)

THE CHILDREN’S PLACE, INC. (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”), DOES HEREBY CERTIFY:

1. That the name of the Corporation is THE CHILDREN’S PLACE, INC.; the Corporation was originally incorporated under the name “The Children’s Place Retail Stores II, Inc.” pursuant to General Corporation Law and the Corporation’s original certificate of incorporation was filed with the Secretary of State of Delaware on June 3, 1988. The Corporation’s certificate of incorporation was subsequently amended by a certificate of merger on July 29, 1988, and pursuant to such amendment, the Corporation was renamed “The Children’s Place Retail Stores, Inc.” The Corporation’s certificate of incorporation was subsequently amended and restated on each of June 28, 1996, December 31, 1996, September 18, 1997 and July 29, 2008. The Corporation’s certificate of incorporation was subsequently amended on June 6, 2014 and pursuant to such amendment, the Corporation was renamed “The Children’s Place, Inc.”

2. That the Board of Directors duly adopted resolutions proposing to amend and restate the Corporation’s certificate of incorporation, declaring said amendment and restatement to be advisable and in the best interests of the Corporation and its stockholders, and authorizing the appropriate officers of the Corporation to solicit the consent of the stockholders therefor.

3. That this Amended and Restated Certificate of Incorporation, which restates and integrates and further amends the provisions of the Corporation’s certificate of incorporation, was duly adopted by the board of directors and stockholders of the Corporation in accordance with Sections 242 and 245 of the General Corporation Law.

4. That the Corporation’s certificate of incorporation be amended and restated in its entirety to read as follows:

ARTICLE ONE

The name of the corporation is THE CHILDREN’S PLACE, INC. (the “Corporation”).

ARTICLE TWO

The address of the Corporation’s registered office in the State of Delaware is 2711 Centerville Road, Suite 400, in the city of Wilmington, County of New Castle. The name of its registered agent at such address is Corporation Service Company.

ARTICLE THREE

The nature of the business and of the purposes to be conducted and promoted by the Corporation are to conduct any lawful business, to promote any lawful purpose and to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware.

ARTICLE FOUR

The Corporation shall have authority, to be exercised by the Board of Directors, to issue (i) 100,000,000 shares of common stock of the par value of $0.10 per share (the “Common Stock”) and (ii) 1,000,000 shares of preferred stock of the par value of $1.00 per share (the “Preferred Stock”). The Preferred Stock may be issued (A) in one or more series and with such designations,

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powers, preferences, rights, and such qualifications, limitations or restrictions thereof, as the Board of Directors shall fix by resolution or resolutions which are permitted by Section 151 of the General Corporation Law of the State of Delaware for any such series of Preferred Stock, and (B) in such number of shares in each such series as the Board of Directors shall, by resolution, fix, provided that the aggregate number of all shares of Preferred Stock issued shall not exceed the number of shares of Preferred Stock authorized hereby.

Each holder of Common Stock shall at every meeting of stockholders of the Corporation be entitled to one vote in person or by proxy on each matter submitted to a vote of stockholders for each share of Common Stock held by such holder as of the record date for such meeting. Subject to the rights, if any, of the holders of the Preferred Stock, the holders of the Common Stock shall be entitled to the entire voting power, all dividends declared and paid by the Corporation and all assets of the Corporation available for distribution to stockholders in the event of any liquidation, dissolution or winding up the Corporation.

ARTICLE FIVE

The following provisions (labeled clauses (i), (ii), (iii) and (iv)) shall together constitute the “first paragraph” of this ARTICLE FIVE:

(i) The number of directors which shall constitute the whole Board of Directors of the Corporation shall be not less than three nor more than 12 and the exact number shall be fixed from time to time by the Board of Directors pursuant to a resolution adopted by a majority of the directors then in office; provided, however, that such maximum number of directors may be increased from time to time to reflect the rights, if any, of holders of Preferred Stock to elect directors in accordance with the terms of the resolution or resolutions adopted by the Board of Directors providing for the issue of such shares of Preferred Stock. The number of directors may be increased or decreased only by action of the Board of Directors.

(ii) Until the annual meeting of stockholders to be held in 2017, the directors, other than those who may be elected by the holders of any series of Preferred Stock, will be classified with respect to the time for which they severally hold office into three classes, as nearly equal in number as possible, designated Class I, Class II and Class III. The directors first appointed to Class I will hold office for a term expiring at the annual meeting of stockholders of the Corporation to be held in 1998; the directors first appointed to Class II will hold office for a term expiring at the annual meeting of stockholders of the Corporation to be held in 1999; and the directors first appointed to Class III will hold office for a term expiring at the annual meeting of stockholders of the Corporation to be held in 2000, with the members of each class to hold office until their successors are elected and qualified. At each succeeding annual meeting of the stockholders of the Corporation held prior to the annual meeting of stockholders in 2015, the successors of the class of directors whose terms expire at that meeting will be elected to hold office for a term expiring at the annual meeting of stockholders to be held in the third year following the year of their election and until their successors are elected and qualified. At the annual meetings of stockholders to be the annual meeting held in 2015 and 2016, directors elected to succeed those directors whose terms then expire shall be elected at such meeting to hold office for a term expiring at the annual meeting of stockholders to be held in 2017 and shall hold office until their respective successors are duly elected and qualified, subject to their earlier death, resignation, retirement or removal from service as a director.

(iii) Commencing with the annual meeting of stockholders to be held in 2017, the classification of the Board of Directors set forth in clause (ii) above shall cease. At the annual meeting of stockholders to be held in 2017 and at each annual meeting of stockholders thereafter, each nominee for director shall stand for election to a one-year term expiring at the next annual meeting of stockholders and shall hold office until their respective successors are duly elected and qualified, subject to their earlier death, resignation, retirement or removal from service as a director.

(iv) Election of directors of the Corporation need not be by written ballot unless requested by the Chairman of the Board of Directors or by the holders of a majority of the voting power of the

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outstanding shares of stock entitled to vote in the election of directors and present in person or represented by proxy at a meeting of the stockholders at which directors are to be elected.

Subject to the rights, if any, of the holders of any Preferred Stock with respect to the election of directors, directors shall be elected by a majority of votes cast by the shares present at a meeting of stockholders and entitled to vote on the election of directors at such meeting, a quorum being present at such meeting, unless the election is contested, in which case directors shall be elected by a plurality of votes cast by the shares present at such meeting. A “majority of votes cast” means that the number of votes cast “for” the election of the nominee exceeds 50% of the total number of votes cast “for” or “against” the election of that nominee. A “contested election” shall mean an election at which the number of nominees for election as director is greater than the number of directors to be elected. For purposes hereof, the number of nominees shall be determined as of the last date on which a stockholder in accordance with the Bylaws of the Corporation may nominate a person for election as a director in order for such nomination to be required to be presented for a vote of the stockholders. Cumulative voting shall not apply in the election of directors and no stockholder will be permitted to accumulate votes in respect of the election of any director.

ARTICLE SIX

Subject to the rights, if any, of the holders of any Preferred Stock, the power to fill vacancies on the Board of Directors (whether by reason of resignation, removal, death, an increase in the number of directors or otherwise) shall be vested solely in the Board of Directors, and vacancies may be filled by the affirmative vote of a majority of the directors then in office, even if less than a quorum, or by the sole remaining director, unless all directorships are vacant, in which case the stockholders shall fill the then existing vacancies. Any director chosen by the Board of Directors to fill a vacancy (including a vacancy resulting from an increase in the number of directors) shall hold office for the remainder of the full term of the class of directors in which the vacancy occurred (or in which the new directorship was created) and until that director’s successor shall be elected and shall have qualified. No decrease in the number of directors constituting the Board of Directors may shorten the term of any incumbent director.

ARTICLE SEVEN

~~Special meetings of the stockholders of the Corporation for any purpose or purposes may be called at any time by the Chairman of the Board of Directors or by the Secretary of the Corporation within ten business days after receipt of written request from a majority of the total number of directors which the Corporation would have if there were no vacancies. Such special meetings may not be called by any other person or persons.~~

~~ARTICLE EIGHT~~

Any action required by the General Corporation Law of the State of Delaware to be taken at an annual or special meeting of stockholders of the Corporation, and any action which otherwise may be taken at any annual or special meeting of stockholders of the Corporation, shall be taken only at a duly called meeting of the stockholders of the Corporation and, notwithstanding Section 228 of the General Corporation Law of the State of Delaware, no such action shall be taken by written consent or consents without a meeting of the stockholders of the Corporation.

ARTICLE ~~NINE~~ EIGHT

~~Except as otherwise provided by law, at any annual or special meeting of the stockholders of the Corporation, only such business shall be conducted or considered as shall have been properly brought before the meeting. Except as otherwise provided herein, in order to have been properly brought before the meeting, such business must have been either (A) specified in the written notice of the meeting, or any supplement thereof, given to the stockholders of record on the record date for such meeting by or at the direction of the Board of Directors; (B) brought before the meeting at the direction of the Chairman of the Board, the President or the Board of Directors; or (C)~~

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~~specified in a written notice given by or on behalf of a stockholder of record on the record date for such meeting entitled to vote thereat or a duly authorized proxy for such stockholder, in accordance with all requirements set forth in this Article Nine. A notice referred to in clause (C) of the preceding sentence must be delivered personally to, or mailed to and received at, the principal executive office of the Corporation, addressed to the attention of the Secretary, not less than 45 days nor more than 60 days prior to the meeting; provided, however, that in the event that less than 55 days’ notice or prior public disclosure of the date of the meeting was given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurred. Such noticed referred to in clause (C) of the second sentence of this Article Nine shall set forth: (i) a full description of each such item of business proposed to be brought before the meeting and the reasons for conducting such business at such meeting; (ii) the name and address of the person proposing to bring such business before the meeting; (iii) the class and number of shares held of record, held beneficially and represented by proxy by such person as of the record date for the meeting (if such date has then been made publicly available) and as of the date of such notice; (iv) if any item of such business involves a nomination for director, all information regarding each such nominee that would be required to be set forth in a definitive proxy statement filed with the Securities and Exchange Commission (the “Commission”) pursuant to Section 14 of the Securities Act of 1934, as amended, or any successor thereto (the “Exchange Act”), and the written consent of each such nominee to serve if elected; (v) any material interest of the stockholder in such item of business; and (vi) all other information that would be required to be filed with the Commission if, with respect to the business proposed to be brought before the meeting, the person proposing such business was a participant in a solicitation subject to Section 14 of the Exchange Act. No business shall be brought before any meeting of stockholders of the Corporation otherwise than as provided in this Article Nine. The Board of Directors may require a proposed nominee for director to furnish such other information as may be required to be set forth in a stockholder’s notice of nomination which pertains to the nominee or which may be reasonably required to determine the eligibility of such proposed nominee to serve as a director of the Corporation. The chairman of the meeting may, if the facts warrant, determine that a nomination or stockholder proposal was not made in accordance with the foregoing procedure, and if the chairman should so determine, the chairman shall so declare to the meeting and the defective nomination or proposal shall be disregarded.~~

~~ARTICLE TEN~~

The Bylaws of the Corporation, as amended and restated on the date hereof, are hereby adopted by the Board of Directors. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, repeal, alter, amend and rescind the Bylaws of the Corporation, by the affirmative vote of a majority of the total number of directors which the Corporation would have if there were no vacancies.

~~Notwithstanding anything contained in this Certification of Incorporation to the contrary, Sections 6(b), 6(j) and 6(l) of Article I of the Bylaws, Sections 2(b), 2(c) and 2(d) of Article II of the Bylaws and Article VI of the Bylaws may not amended or repealed by the stockholders, and no provision inconsistent therewith may be adopted by the stockholders, without the affirmative vote of the holders of at least 75% of the voting power of the outstanding shares of stock entitled to vote in the election of directors, voting as a single class.~~

ARTICLE ~~ELEVEN~~ NINE

To the fullest extent that the General Corporation Law of the State of Delaware, as it exists on the date hereof or as it may hereafter be amended, permits the limitation or elimination of the liability of directors, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. Notwithstanding the foregoing, a director shall be liable to the extent provided by applicable law (1) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (2) for acts or omissions not

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in good faith or which involve intentional misconduct or a knowing violation of law, (3) under Section 174 of the General Corporation Law of the State of Delaware or any successor provision thereto, or (4) for any transaction from which the director derived any improper personal benefit. Neither the provisions of this Article ~~Eleven~~ Nine, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article ~~Eleven~~ Nine, shall adversely affect any right or protection of a director of the Corporation existing at the time of such amendment, repeal or adoption.

ARTICLE ~~TWELVE~~ TEN

The Corporation shall, to the fullest extent permitted by Section 145 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented, or by any successor provision thereto (“Section 145”), indemnify any and all persons whom it shall have power to indemnify under Section 145 from and against any and all of the expenses, liabilities or other matters referred to in or covered by Section 145. The Corporation shall advance expenses to the fullest extent permitted by Section 145. Such right to indemnification and advancement of expenses shall inure to the benefit of the heirs, executors and administrators of such person. The indemnification and advancement of expenses provided for herein shall not be deemed exclusive of any other rights which any person may have or hereafter acquire under any statue, Bylaw, agreement, vote of stockholders or disinterested directors or otherwise. Without limiting the generality or the effect of the foregoing, the Corporation may enter into one or more agreements with any person which provide for indemnification greater than or different from that provided in this Article ~~Twelve~~ Ten or Section 145. Neither the amendment or repeal of this Article ~~Twelve~~ Ten, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article ~~Twelve~~ Ten, shall adversely affect any right or protection of any person existing at the time of such amendment, repeal or adoption.

The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions hereof or under Section 145 of the General Corporation Law or any other applicable law.

~~ARTICLE THIRTEEN~~

~~Prior to the annual meeting of stockholders to be held in 2017, subject to the rights, if any, of the holders of any Preferred Stock to elect additional directors or to remove directors so elected, a duly elected director of the Corporation may be removed from such position by the stockholders only for cause and only in the manner specified in this Article Thirteen. From and after the annual meeting of stockholders to be held in 2017, the stockholders may remove any duly elected director of the Corporation with or without cause in the manner specified in this Article Thirteen. Any of the foregoing removals by stockholders may be effected only by the affirmative vote of the holders of a majority of the voting power of the outstanding shares of stock entitled to vote in the election of directors, voting as a single class. Except as may be provided by applicable law, cause for removal will be deemed to exist only if the director whose removal is proposed has been convicted of a felony or adjudicated by a court of competent jurisdiction to be liable to the Corporation or its stockholders for misconduct as a result of (a) a breach of such director’s duty of loyalty to the Corporation, (b) any act or omission by such director not in good faith or which involves a knowing violation of law or (c) any transaction from which such director derived an improper personal benefit, and such conviction or adjudication is no longer subject to direct appeal.~~

~~ARTICLE FOURTEEN~~

~~Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any~~

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~~court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders, of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders, of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.~~

~~ARTICLE FIFTEEN~~

~~Any amendment, alteration, change or repeal of any provision contained in (i) the second paragraph of Article Five or in Article Six, Seven, Eight, Nine, Ten or this Article Fifteen in this Certificate of Incorporation and (ii) prior to the annual meeting of stockholders to be held in 2017, Article Thirteen of this Certificate of Incorporation, or the adoption of any provision inconsistent therewith, may be effected only by the affirmative vote of the holders of 75% of the voting power of the outstanding shares of stock entitled to vote in the election of directors, voting as a single class, and all rights conferred on stockholders herein are granted subject to any provision of the General Corporation Law of the State of Delaware, as amended.~~

This Amended and Restated Certificate of Incorporation was duly adopted in accordance with the provisions of Section 242 and Section 245 of the General Corporation Law of the State of Delaware.

*     *     *

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APPENDIX C

PROPOSED FORM OF

SIXTH AMENDED AND RESTATED

BYLAWS

OF

THE CHILDREN’S PLACE, INC.

Explanatory Note

The following proposed form of Sixth Amended and Restated Bylaws of The Children’s Place, Inc. gives effect to proposed amendments to the Bylaws related to (i) the corresponding provisions to Proposal 5, to grant holders of not less than 25% of our outstanding Common Stock the ability to call a special meeting of stockholders in our Bylaws, (ii) the corresponding provisions to Proposal 8, to establish advance notice provisions in our Bylaws and (iii) the corresponding provisions to Proposal 9, to establish provisions governing the removal of directors in our Bylaws. The actual amendments to the Bylaws that take effect will only be those corresponding to a proposal(s) to amend the Charter approved by the stockholders at the Annual Meeting.

The following proposed form of Sixth Amended and Restated Bylaws is marked to show all proposed changes against the current Bylaws, with deletions indicated by strikeout and additions indicated by underline. Prior amendments to the Bylaws approved in accordance with Delaware law and incorporated into this proposed form of Amended and Restated Bylaws are not reflected in the marked copy attached.

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SIXTH AMENDED AND RESTATED BYLAWS

OF

THE CHILDREN’S PLACE, INC.

ARTICLE I

STOCKHOLDERS

1. CERTIFICATES REPRESENTING STOCK.

(a) Every holder of stock in the Corporation shall be entitled to have a certificate signed by, or in the name of, the Corporation by the Chairman of the Board of Directors, if any, or by the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Corporation, representing the number of shares owned by such person in the Corporation. If such certificate is countersigned by a transfer agent other than the Corporation or its employee or by a registrar other than the Corporation or its employee, any other signature on the certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

(b) Whenever the Corporation shall be authorized to issue more than one class of stock or more than one series of any class of stock, and whenever the Corporation shall issue any shares of its stock as partly paid stock, the certificates representing shares of any such class or series or of any such partly paid stock shall set forth thereon the statements prescribed by the General Corporation Law of the State of Delaware (the “DGCL”). Any restrictions on the transfer or registration of transfer of any shares of stock of any class or series shall be noted conspicuously on the certificate representing such shares.

(c) The Corporation may issue a new certificate of stock in place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Board of Directors may require the owner of any lost, stolen or destroyed certificate, or such person’s legal representative, to give the Corporation a bond sufficient to indemnify the Corporation and its transfer agent or agents and registrar or registrars against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of any such new certificate.

2. FRACTIONAL SHARE INTERESTS.

The Corporation may, but shall not be required to, issue fractions of a share.

3. STOCK TRANSFERS.

Upon compliance with provisions restricting the transfer or registration of transfer of shares of stock, if any, transfers or registration of transfers of shares of stock of the Corporation shall be made only on the stock ledger of the Corporation by the registered holder thereof, or by such person’s attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the Corporation or with a transfer agent or a registrar, if any, and on surrender of the certificate or certificates for such shares of stock properly endorsed and the payment of all taxes due thereon.

4. RECORD DATE FOR STOCKHOLDERS.

(a) In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled

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to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

(b) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date has been fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

5. MEANING OF CERTAIN TERMS.

As used herein in respect of the right to notice of a meeting of stockholders or a waiver thereof or to participate or vote thereat or to consent or dissent in writing in lieu of a meeting, as the case may be, the term “share” or “shares” or “share of stock” or “shares of stock” or “stockholder” or “stockholders” refers to an outstanding share or shares of stock and to a holder or holders of record of outstanding shares of stock when the Corporation is authorized to issue only one class of shares of stock, and said reference is also intended to include any outstanding share or shares of stock and any holder or holders of record of outstanding shares of stock of any class upon which or upon whom the Amended and Restated Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”) confers such rights where there are two or more classes or series of shares of stock or upon which or upon whom the DGCL confers such rights notwithstanding that the Certificate of Incorporation may provide for more than one class or series of shares of stock, one or more of which are limited or denied such rights thereunder; provided, however, that no such right shall vest in the event of an increase or a decrease in the authorized number of shares of stock of any class or series which is otherwise denied voting rights under the provisions of the Certificate of Incorporation, including any preferred stock which is denied voting rights under the provisions of the resolution or resolutions adopted by the Board of Directors with respect to the issuance thereof.

6. STOCKHOLDER MEETINGS.

(a) Annual Meetings. An annual meeting of the stockholders of the Corporation shall be held at such time and on such date as shall be designated from time to time by the Board of Directors. The meeting shall be held for the purpose of electing directors and transacting such other business as may properly come before the meeting.

(b) Special Meetings. Special meetings of the stockholders of the Corporation for any purpose or purposes may be called at any time by (i) the Chairman of the Board of Directors, ~~or,~~ (ii) by the Secretary of the Corporation within ten (10) calendar days after receipt of a written request from a majority of the total number of directors which the Corporation would have if there were no vacancies~~. Such special meetings~~ or (iii) subject to the provisions of this Section 6 and all other applicable sections of the Bylaws, by the Secretary of the Corporation upon written request in proper form (a “Special Meeting Request”) to the Secretary of stockholders that own of record not less than twenty-five percent (25%) of the capital stock of the Corporation entitled to vote generally in an election of directors (the “Requisite Percentage”). Subject to the rights of the holders of any shares of preferred stock, special meetings of the stockholders may not be called by any other person or persons.

A Special Meeting Request must be delivered to or mailed to the attention of the Secretary at the principal executive offices of the Corporation. To be valid and in proper written form, a Special Meeting Request must be signed and dated by each stockholder of record submitting the Special Meeting Request and by each of the beneficial owners, if any, on whose behalf the Special Meeting Request is being made (a “Requesting Stockholder”), and include (i) a statement of the specific purpose(s) of the special meeting and the matters proposed to be acted on at the special meeting, the text of any proposal or business (including the text of any resolutions proposed for consideration, and in the event that such business includes a proposal to amend the Certificate of Incorporation or the Bylaws of the Corporation, the text of the proposed amendment), the reasons

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for conducting such business at the special meeting, and any material interest in such business of each Requesting Stockholder; (ii) in the case of any director nominations proposed to be presented at the special meeting, the information required by clauses (a)(i) through (a)(vii) and, with respect to each Requesting Stockholder clauses (b)(i) through (b)(vi) and clause (b)(xi) of the fourth paragraph of Article I, Section 6(k) of these Bylaws; (iii) in the case of any matter other than a director nomination proposed to be conducted at the special meeting, the information required by clauses (i) through (vi) and clause (x) of the fourth paragraph of Article I, Section 6(j) of these Bylaws, including with respect to each Requesting Stockholder; (iv) a representation that each Requesting Stockholder, or one or more representatives of each such stockholder, intends to appear in person or by proxy at the special meeting to present the proposal(s) or business to be brought before the special meeting; (v) a representation as to whether the Requesting Stockholders intend, or are part of a group that intends, to solicit proxies with respect to the proposals or business to be presented at the special meeting; (vi) an agreement by the Requesting Stockholders to notify the Corporation promptly in the event of any disposition prior to the record date for the special meeting of shares of the Corporation owned of record and an acknowledgement that any such disposition shall be deemed to be a revocation of such Special Meeting Request with respect to such disposed shares and (vii) documentary evidence that the Requesting Stockholders own the Requisite Percentage as of the date on which the Special Meeting Request is delivered to the Secretary; provided, however, that if the stockholder(s) of record submitting the Special Meeting Request are not the beneficial owners of the shares representing the Requisite Percentage, then to be valid, the Special Meeting Request must also include documentary evidence (or, if not simultaneously provided with the Special Meeting Request, such documentary evidence must be delivered to the Secretary within ten (10) days after the date on which the Special Meeting Request is delivered to the Secretary) that the beneficial owners on whose behalf the Special Meeting Request is made beneficially own the Requisite Percentage as of the date on which such Special Meeting Request is delivered to the Secretary. In addition, each Requesting Stockholder shall promptly provide, and in any event within ten (10) business days, any other information reasonably requested by the Corporation.

The Corporation will provide the Requesting Stockholders with notice of the record date for the determination of stockholders entitled to vote at the special meeting or otherwise publicly disclose such date. Each Requesting Stockholder is required to update the notice delivered pursuant to this Section 6(b) not later than ten (10) business days after such record date to provide any material changes in the foregoing information as of such record date and, with respect to the information required under clause (vii) of the previous paragraph, also as of a date not more than five (5) business days before the scheduled date of the special meeting as to which the Special Meeting Request relates.

In determining whether a special meeting has been requested by stockholders holding in the aggregate at least the Requisite Percentage, multiple Special Meeting Requests delivered to the Secretary of the Corporation will be considered together only if (i) each Special Meeting Request identifies substantially the same purpose or purposes of the special meeting and substantially the same matters proposed to be acted on at the special meeting (in each case as determined in good faith by the Board of Directors), and (ii) such Special Meeting Requests have been delivered to the Secretary of the Corporation within sixty (60) days of the earliest dated Special Meeting Request.

A Special Meeting Request shall not be valid, and a special meeting requested by stockholders shall not be held, if (i) the Special Meeting Request does not comply with this Section 6(b); (ii) the Special Meeting Request relates to an item of business that is not a proper subject for stockholder action under applicable law; (iii) the Special Meeting Request is delivered during the period commencing ninety (90) days prior to the first anniversary of the date of the immediately preceding annual meeting of stockholders and ending on the date of the next Annual Meeting; (iv) an identical or substantially similar item (as determined in good faith by the Board of Directors, a “Similar Item”), other than the election or removal of director(s), was presented at an annual or special meeting held not more than twelve (12) months before the Special Meeting Request is delivered; (v) the Special Meeting Request relates to the election or removal of director(s) and the election or removal of director(s) was presented at an annual meeting of

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stockholders or special meeting held not more than ninety (90) days before the Special Meeting Request is delivered; (vi) a Similar Item, including the election or removal of director(s), is included in the Corporation’s notice of meeting as an item of business to be brought before an annual meeting of stockholders or special meeting that has been called but not yet held or that is called for a date within one-hundred and twenty (120) days of the receipt by the Corporation of a Special Meeting Request; or (vii) the Special Meeting Request was made in a manner that involved a violation of Regulation 14A under the Exchange Act or other applicable law. The Board of Directors shall determine in good faith whether all requirements set forth in this Section 6 have been satisfied and such determination shall be final and binding on the Corporation and its stockholders.

Except as otherwise provided in this Article I, Section 6, a special meeting held following a Special Meeting Request shall be held at such time and place, either within or without the State of Delaware, as may be fixed by the Board of Directors.

A Requesting Stockholder may revoke a Special Meeting Request by written revocation delivered to the Secretary at the principal executive offices of the Corporation at any time prior to the special meeting. If, following such revocation (or deemed revocation pursuant to clause (vi) of the second paragraph of this Section 6(b)), there are unrevoked requests from Requesting Stockholders holding, in the aggregate, less than the Requisite Percentage, the Board of Directors, in its discretion, may cancel the special meeting.

If none of the Requesting Stockholders appear or send a duly authorized agent to present the business specified in the Special Meeting Request, the Corporation need not present such business for a vote at the special meeting, notwithstanding that proxies in respect of such matter may have been received by the Corporation.

Business transacted at any special meeting shall be limited to (i) the purpose(s) stated in the valid Special Meeting Request for such special meeting and (ii) any additional matters the Board of Directors determines to submit to the stockholders at such special meeting. The chairman of a special meeting shall determine all matters relating to the conduct of the special meeting, including, without limitation, determining whether to adjourn the special meeting and whether any nomination or other item of business has been properly brought before the special meeting in accordance with these Bylaws. If the chairman of a special meeting determines that business was not properly brought before the special meeting in accordance with the foregoing procedures, the chairman shall declare to the meeting that the business was not properly brought before the meeting and such business shall not be transacted.

(c) Time and Place of Meetings. Subject to the provisions of Section 6(a), each meeting of stockholders shall be held on such date, at such hour, and at such place, either within or without the State of Delaware, as fixed by the Board of Directors from time to time or in the notice of the meeting or, in the case of an adjourned meeting, as announced at the meeting at which the adjournment is taken. Whenever the Board of Directors shall fail to fix such place, the meeting shall be held at the registered office of the Corporation in the State of Delaware.

(d) Notice of Meetings; Waiver of Notice. Written notice of all meetings shall be given, stating the place, date and hour of the meeting. The notice of an annual meeting shall state that the meeting is called for the election of Directors and for the transaction of other business which may properly come before the meeting, and shall (if any other action which could be taken at a special meeting is to be taken at such annual meeting), state such other action or actions as are known at the time of such notice. The notice of a special meeting shall in all instances state the purpose or purposes for which the meeting is called. If any action is proposed to be taken which would, if taken, entitle stockholders to receive payment for their shares of stock, the notice shall include a statement of that purpose and to that effect. Except as otherwise provided by the DGCL, a copy of the notice of any meeting shall be given, personally or by mail, not less than ten (10) days nor more than sixty (60) days before the date of the meeting, unless the lapse of the prescribed period of time shall have been waived, and directed to each stockholder at such person’s address as it appears on the records of the Corporation. Notice by mail shall be deemed to be given when deposited, with postage thereon prepaid, in the United States mail. If a meeting is adjourned to another time, not

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more than thirty (30) days after the date of the meeting at which the adjournment is taken, and/or to another place, and if an announcement of the adjourned time and place is made at the meeting at which the adjournment is taken, it shall not be necessary to give notice of the adjourned meeting unless the Board of Directors, after adjournment, fixes a new record date for the adjourned meeting. Notice need not be given to any stockholder who submits a written waiver of notice before or after the time stated therein. Attendance of a person at a meeting of stockholders shall constitute a waiver of notice of such meeting, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice.

(e) Quorum and Manner of Acting. Subject to the provisions of these Amended and Restated Bylaws (the “Bylaws”), the Certificate of Incorporation and any provision of the DGCL as to the vote that is required for a specified action, the presence in person or by proxy of the holders of a majority of the outstanding shares of the Corporation entitled to vote at any meeting of stockholders shall constitute a quorum for the transaction of business, and the vote in person or by proxy of the holders of a majority of the shares constituting such quorum shall be binding on all stockholders of the Corporation. A majority of the shares present in person or by proxy and entitled to vote may, regardless of whether or not they constitute a quorum, adjourn the meeting to another time and place. Any business which might have been transacted at the original meeting may be transacted at any adjourned meeting at which a quorum is present. When a quorum is present to organize a meeting, it is not broken by the subsequent withdrawal of any stockholders.

(f) Voting. Each stockholder entitled to vote in accordance with the terms of the Certificate of Incorporation and of these Bylaws, or, with respect to the issuance of preferred stock, in accordance with the terms of a resolution or resolutions of the Board of Directors, shall be entitled to one vote, in person or by proxy, for each share of stock entitled to vote held by such stockholder. The vote required for the election of directors shall be as provided in the Certificate of Incorporation. In voting on the election of directors, stockholders shall also be provided the opportunity to abstain, and abstentions, votes designated to be withheld from the election of a director and shares present but not voted in respect of the election of a director, if any, shall not be considered as votes cast. Any other action shall be authorized by a majority of the votes cast except where the DGCL, the Certificate of Incorporation or these Bylaws prescribe a different percentage of votes and/or a different exercise of voting power. Voting by ballot shall not be required for corporate action except as otherwise provided by the DGCL or by the Certificate of Incorporation.

(g) Judges of Election. The Board of Directors, in advance of any meeting of stockholders, may, but need not, appoint one or more inspectors of election or judges of the vote, as the case may be, to act at the meeting or any adjournment thereof. If an inspector or inspectors or judge or judges are not appointed by the Board of Directors, the chairman of the meeting may, but need not, appoint one or more inspectors or judges. In case any person who may be appointed as an inspector or judge fails to appear or act, the vacancy may be filled by appointment made by the chairman of the meeting. Each inspector or judge, if any, before entering upon the discharge of such person’s duties, shall take and sign an oath faithfully to execute the duties of inspector or judge at such meeting with strict impartiality and according to the best of his or her ability. The inspectors or judges, if any, shall determine the number of shares of stock outstanding and the voting power of each, the shares of stock represented at the meeting, the existence of a quorum and the validity and effect of proxies and ballots, receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do such other acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the person presiding at the meeting, the inspector or inspectors or judge or judges, if any, shall make a report in writing of any challenge, question or matter determined by such person or persons and execute a certificate of any fact so found.

(h) List of Stockholders. A complete list of the stockholders entitled to vote at each meeting of stockholders of the Corporation, arranged in alphabetical order, and showing the address and number of shares registered in the name of each stockholder, shall be prepared and made available

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for examination during regular business hours by any stockholder for any purpose germane to the meeting. The list shall be available for such examination at the place where the meeting is to be held for a period of not less than ten (10) days prior to the meeting and during the whole time of the meeting. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by this Section 6(h) or the books of the Corporation, or to vote at any meeting of stockholders.

(i) Conduct of Meeting. At every meeting of stockholders, the chairman of the meeting shall be the Chairman of the Board or, in the absence of the Chairman of the Board, such person as shall have been designated by the Chairman of the Board or, if the Chairman of the Board has not so designated any person, by resolution adopted by the Board of Directors. The chairman of the meeting shall have sole authority to prescribe the agenda and rules of order for the conduct of such meeting of stockholders and to determine all questions arising thereat relating to the order of business and the conduct of the meeting, except as otherwise required by law. The Secretary of the Corporation or, in such person’s absence, an Assistant Secretary, shall act as secretary of every meeting, but if neither the Secretary nor an Assistant Secretary is present the chairman for the meeting shall appoint a secretary of the meeting.

(j) ~~Stockholder Proposals and Nominations. Except as otherwise provided by law,~~Nature of Business at ~~any annual or special meeting of the stockholders~~Annual Meetings of ~~the Corporation, only such~~Stockholders. No business ~~shall~~may be ~~conducted as shall have been properly brought before the~~transacted at an annual meeting~~. Except as otherwise provided herein, in order to have been properly brought before the meeting, such~~ of stockholders, other than business ~~must have been~~that is either (~~A)~~ a) specified in the ~~written~~ notice of ~~the~~ meeting~~,~~ (or any supplement thereto~~,~~) given ~~to the stockholders of record on the record date for such~~by or at the direction of the Board of Directors (or any duly authorized committee thereof), (b) otherwise properly brought before the annual meeting by or at the direction of the Board of Directors~~; (B) brought before the meeting at the direction of the Chairman of the Board, the President or the Board of Directors;~~ (or ~~(C) specified in a written notice given by or on behalf of~~any duly authorized committee thereof), or (c) otherwise properly brought before the annual meeting by any stockholder of the Corporation (i) who is a stockholder of record on the ~~record date for such meeting~~ date of the giving of the notice provided for in this Section 6(j) and on the record date for the determination of stockholders entitled to ~~vote thereat or a duly authorized proxy for such stockholder, in accordance with all requirements~~notice of and to vote at such Annual Meeting and (ii) in the case of business other than nominations (which shall be governed by Section 6(k) of these Bylaws), who complies with the notice procedures set forth in this Section ~~6(j). A notice referred to in clause (C) of the preceding sentence must be delivered personally to, or mailed to and received at, the principal executive office of the Corporation, addressed to the attention of the Secretary, not less than 45 days nor more than 60 days prior to the meeting; provided, however, that in the event that less than 55 days’ notice or prior public disclosure of the date of the meeting was given or made to stockholders, notice by the~~ 6(j).

In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder ~~to~~, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation.

To be timely, a stockholder’s notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Corporation not less than ninety (90) days nor more than one hundred twenty (120) days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure ~~was~~ of the date of the annual meeting was made, whichever first ~~occurred. Such notice referred to~~ occurs.

To be in proper written form, such notice referred to in clause ( ~~C)~~ c) of the first sentence of this Section ~~6(j) shall~~ 6(j), a stockholder’s notice to the Secretary must set forth~~: (i) a full description~~

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~~of~~ as to each matter such ~~item~~stockholder proposes to bring before the annual meeting a brief description of the business ~~proposed~~desired to be brought before the annual meeting and the reasons for conducting such business at suchthe annual meeting~~; (ii)~~ and as to the stockholder giving the notice and any Stockholder Associated Person (as defined below) (i) the name and address of ~~the~~such person ~~proposing to bring such business before the meeting; (iii)~~ , (ii) the class or series and number of shares ~~held of record, held beneficially and represented by proxy by such person as of the record date for the meeting (if such date has then been made publicly available) and as of the date of such notice; (iv) if any item of such business involves a nomination for director, all information regarding each such nominee that would be required to be set forth in a definitive proxy statement filed with the Securities and Exchange Commission (the “Commission”) pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, or any successor thereto (the “Exchange Act”), and the written consent of each such nominee to serve if elected; (v) any material interest of the stockholder in such item of business; and (vi) all other information that would be required to be filed with the Commission if, with respect to the business proposed to be brought before the meeting, the person proposing such business was a participant in a solicitation subject to Section 14 of the Exchange Act. No business shall be brought before any meeting of stockholders of the Corporation otherwise than as provided in this Section 6(j). The Board of Directors may require a proposed nominee for director to furnish such other information as may be required to be set forth in a stockholder’s notice of nomination which pertains to the nominee or which may be reasonably required to determine the eligibility of such proposed nominee to serve as a director~~ of capital stock of the Corporation~~. The chairman of the meeting may, if the facts warrant, determine that a nomination or stockholder~~ which are owned beneficially or of record by such person, (iii) the nominee holder for, and number of, any shares owned beneficially but not of record by such person, (iv) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including any derivative or short positions, profit interests, options or borrowed or loaned shares) has been made, the effect or intent of which is to mitigate loss to or manage risk or benefit of share price changes for, or to increase or decrease the voting power of, such person with respect to any share of stock of the Corporation, (v) a description of all agreements, arrangements or understandings between or among such persons or any other person (including their names) in connection with the proposal ~~was not made~~ of such business by such stockholder, (vi) a description of any material interest of such person in such business, (vii) to the extent known by the stockholder giving the notice or any Stockholder Associated Person, the name and address of any other stockholder supporting the proposal of business on the date of such stockholder’s notice, (viii) a representation that the stockholder giving the notice intends to appear in person or by proxy at the annual meeting to bring such business before the meeting, (ix) notice whether such person intends to solicit proxies in connection with the proposed matter, and (x) any other information relating to such stockholder or any Stockholder Associated Person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitation of proxies pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder. Any information required pursuant to this paragraph shall be supplemented to speak as of the record date for the meeting by the stockholder giving the notice not later than ten (10) days after such record date. With respect to any stockholder, “Stockholder Associated Person” means (i) any person acting in concert, directly or indirectly, with such stockholder and (ii) any person controlling, controlled by or under common control with such stockholder or any Stockholder Associated Person.

No business shall be conducted at the annual meeting of stockholders except business brought before the annual meeting in accordance with the procedures set forth in this Section 6(j); provided, however, that, once business has been properly brought before the annual meeting in accordance with such procedures, nothing in this Section 6(j) shall be deemed to preclude discussion by any stockholder of any such business. If the chairman of an annual meeting determines that business was not properly brought before the annual meeting in accordance with the foregoing ~~procedure, and if the chairman should so determine~~ procedures, the chairman shall ~~so~~ declare to the meeting ~~and the defective nomination or proposal shall be disregarded~~that the business was not properly brought before the meeting and such business shall not be transacted.

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Nothing in this Section 6(j) shall be deemed to affect the rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

~~(p)~~(k)Nomination of Directors. Only persons who are nominated in accordance with the following procedures or the procedures in Article I, Section 7 of these Bylaws shall be eligible for election as directors of the Corporation, except as may be otherwise provided in the Certificate of Incorporation with respect to the right of holders of preferred stock of the Corporation to nominate and elect a specified number of directors in certain circumstances. Nominations of persons for election to the Board of Directors may be made at any annual meeting of stockholders, or at any special meeting of stockholders called for the purpose of electing directors, (a) by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (b) by any stockholder of the Corporation (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section 6(k) and on the record date for the determination of stockholders entitled to vote at such meeting and (ii) who complies with the notice procedures set forth in this Section 6(k). The foregoing clause (b) shall be the exclusive means for a stockholder to make any nomination of a person or persons for election to the Board of Directors at an annual meeting or special meeting of stockholders (other than pursuant to a Special Meeting Request in accordance with the requirements set forth in Article I, Section 6(b) of these Bylaws and the procedures provided in Article I, Section 7 of these Bylaws).

In addition to any other applicable requirements, for a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation.

To be timely, a stockholder’s notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Corporation (a) in the case of an Annual Meeting, not less than ninety (90) days nor more than one hundred twenty (120) days prior to the anniversary date of the immediately preceding Annual Meeting of Stockholders; provided, however, that in the event that the Annual Meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the Annual Meeting was mailed or such public disclosure of the date of the Annual Meeting was made, whichever first occurs; and (b) in the case of a special meeting called for the purpose of electing directors (other than pursuant to a Special Meeting Request in accordance with the requirements set forth in Article I, Section 6(b)), not later than the close of business on the tenth (10th) day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever first occurs.

To be in proper written form, a stockholder’s notice to the Secretary must set forth (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such person, (iv) the nominee holder for, and number of, any shares owned beneficially but not of record by such person, (v) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including any derivative or short positions, profit interests, options or borrowed or loaned shares) has been made, the effect or intent of which is to mitigate loss to or manage risk or benefit of share price changes for, or to increase or decrease the voting power of, such person with respect to any share of stock of the Corporation, (vi) a description of all direct and indirect compensation and other material monetary agreements, arraignments and understandings during the past three years, and any other material relationships, between or among the stockholder, the person or their respective associates, or others acting in concern therewith, including all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if the stockholder, person or any person acting in concert therewith, were the “registrant” for purposes of such rule and the person were a director or executive of such registrant and (vii) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection

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with the solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice and any Stockholder Associated Person (i) the name and address of such person, (ii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such person, (iii) the nominee holder for, and number of, any shares owned beneficially but not of record by such person, (iv) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including any derivative or short positions, profit interests, options or borrowed or loaned shares) has been made, the effect or intent of which is to mitigate loss to or manage risk or benefit of share price changes for, or to increase or decrease the voting power of, such person with respect to any share of stock of the Corporation, (v) a description of all agreements, arrangements or understandings between or among such persons or any other person (including their names) pursuant to which the nominations are to be made by the stockholder, (vi) a description of any material interest of such person in such nominations, including any anticipated benefit to such person therefrom, (vii) a description of any relationship between or among the stockholder giving notice and any Stockholder Associated Person, on the one hand, and each proposed nominee, on the other hand, (viii) to the extent known by the stockholder giving the notice or any Stockholder Associated Person, the name and address of any other stockholder supporting the nominees named in the stockholder’s notice for election on the date of such stockholder’s notice, (ix) a representation that the stockholder giving the notice intends to appear in person or by proxy at the meeting to nominate the persons named in its notice, (x) notice whether such person intends to solicit proxies in connection with the nominations and (xi) any other information relating to such stockholder or any Stockholder Associated Person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected. The Corporation may also require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee. Any information required pursuant to this paragraph shall be supplemented to speak as of the record date for the meeting by the stockholder giving the notice not later than ten (10) days after such record date.

No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section 6 or in Article I, Section 7 of these Bylaws (other than pursuant to a Special Meeting Request in accordance with the requirements set forth in Article I, Section 6(b)). The provisions of this Section 6(k) shall not apply to any nomination made pursuant to Article I, Section 7 of these Bylaws, except to the extent expressly contemplated in such Section 7.

(~~j)~~(l) Proxy Representation. Every stockholder may authorize another person or persons to act for such stockholder by proxy in all matters in which a stockholder is entitled to participate, whether by waiving notice of any meeting, voting or participating at a meeting. Every proxy must be signed by the stockholder or by such person’s attorney-in-fact. No proxy shall be voted or acted upon after three (3) years from its date unless such proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and, if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the Corporation generally.

~~(k) Stockholder Action Without Meetings. Any action required by the DGCL to be taken at an annual or special meeting of stockholders of the Corporation, and any action which otherwise may be taken at any annual or special meeting of stockholders of the Corporation, shall be taken only at a duly called meeting of the stockholders of the Corporation and, notwithstanding Section~~

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~~228 of the DGCL, no such action shall be taken by written consent or consents without a meeting of the stockholders of the Corporation.~~

7. PROXY ACCESS

Whenever the Board of Directors solicits proxies with respect to the election of directors at an annual meeting of stockholders, subject to the provisions of this Section 7, the Corporation shall include in its proxy statement for such annual meeting of stockholders, in addition to any persons nominated for election by the Board of Directors or any committee thereof, the name, together with the Required Information (defined below), of any person nominated for election (the “Stockholder Nominee”) to the Board of Directors by a stockholder or group of no more than twenty (20) stockholders that satisfies the requirements of this Section 7 (the “Eligible Stockholder”) and that expressly elects at the time of providing the notice required by this Section 7 (the “Notice of Proxy Access Nomination”) to have such nominee included in the Corporation’s proxy materials. For purposes of determining the number of stockholders comprising a group of stockholders under the immediately-preceding sentence, any two (2) or more funds under common management or sharing a common investment adviser shall be counted as one (1) stockholder. For purposes of this Section 7, the “Required Information” that the Corporation will include in its proxy statement is the information provided to the Secretary of the Corporation concerning the Stockholder Nominee and the Eligible Stockholder that is required to be disclosed in the Corporation’s proxy statement by the regulations promulgated under the Exchange Act and, if the Eligible Stockholder so elects, a written statement, not to exceed 500 words, in support of the Stockholder Nominee(s)’ candidacy (the “Statement”). Subject to the provisions of this Section 7, the name of any Stockholder Nominee included in the Corporation’s proxy materials for such annual meeting of stockholders shall also be set forth on the form of proxy distributed by the Corporation in connection with such annual meeting of stockholders. Notwithstanding anything to the contrary contained in this Section 7, the Corporation may omit from its proxy materials any information or Statement (or portion thereof) that it, in good faith, believes would violate any applicable law or regulation.

To be timely, the Notice of Proxy Access Nomination must be delivered to, or mailed to and received by, the Secretary of the Corporation no earlier than one hundred fifty (150) days and no later than one hundred twenty (120) days before the anniversary of the date that the Corporation issued its proxy statement for the previous year’s annual meeting of stockholders.

The maximum number of Stockholder Nominees nominated by all Eligible Stockholders that will be included in the Corporation’s proxy materials with respect to an annual meeting of stockholders shall not exceed the greater of (x) two or (y) twenty percent (20%) of the number of directors in office (rounded down to the nearest whole number) as of the last day on which a Notice of Proxy Access Nomination may be delivered pursuant to and in accordance with this Section 7 (the “Final Proxy Access Nomination Date”). In the event that one or more vacancies for any reason occurs on the Board of Directors after the Final Proxy Access Nomination Date but before the date of the annual meeting of stockholders and the Board of Directors resolves to reduce the size of the Board of Directors in connection therewith, the maximum number of Stockholder Nominees included in the Corporation’s proxy materials shall be calculated based on the number of directors in office as so reduced. For purposes of determining when the maximum number of Stockholder Nominees provided for in this Section 7 has been reached, each of the following persons shall be counted as one of the Stockholder Nominees: (i) any individual nominated by an Eligible Stockholder for inclusion in the Corporation’s proxy materials pursuant to this Section 7 whom the Board of Directors decides to nominate for election to the Board of Directors and (ii) any director in office as of the Final Proxy Access Nomination Date who was included in the Corporation’s proxy materials as a Stockholder Nominee for either of the two (2) most recent preceding annual meetings of stockholders (including any individual counted as a Stockholder Nominee pursuant to the preceding clause (i)) and whom the Board of Directors decides to nominate for re-election to the Board of Directors. Any Eligible Stockholder submitting more than one (1) Stockholder Nominee for inclusion in the Corporation’s proxy materials pursuant to this Section 7 shall rank such Stockholder Nominees based on the order in which the Eligible Stockholder desires such Stockholder Nominees to be selected for inclusion in the Corporation’s proxy statement in the event that the total number of Stockholder Nominees submitted by Eligible Stockholders pursuant to this

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Section 7 exceeds the maximum number of Stockholder Nominees permitted. In the event that the number of Stockholder Nominees submitted by Eligible Stockholders exceeds the maximum number of Stockholder Nominees permitted by this Section 7, the highest ranking Stockholder Nominee who meets the requirements of this Section 7 from each Eligible Stockholder will be selected for inclusion in the Corporation’s proxy materials until the maximum number is reached, going in order of the Eligible Stockholder holding the greatest number of shares to that holding the lowest number of shares of common stock of the Corporation each Eligible Stockholder disclosed as owned in its respective Notice of Proxy Access Nomination submitted to the Corporation. If the maximum number is not reached after the highest ranking Stockholder Nominee who meets the requirements of this Section 7 from each Eligible Stockholder has been selected, then the next highest ranking Stockholder Nominee who meets the requirements of this Section 7 from each Eligible Stockholder will be selected for inclusion in the Corporation’s proxy materials, and this process will continue as many times as necessary, following the same order each time, until the maximum number is reached.

For purposes of this Section 7, an Eligible Stockholder shall be deemed to “own” only those outstanding shares of common stock of the Corporation as to which the stockholder possesses both (i) the full voting and investment rights pertaining to the shares and (ii) the full economic interest in (including the opportunity for profit from and risk of loss on) such shares; provided, that the number of shares calculated in accordance with clauses (i) and (ii) shall not include any shares (x) sold by such stockholder or any of its affiliates in any transaction that has not been settled or closed, (y) borrowed by such stockholder or any of its affiliates for any purposes or purchased by such stockholder or any of its affiliates pursuant to an agreement to resell or (z) subject to any option, warrant, forward contract, swap, contract of sale, other derivative or similar agreement entered into by such stockholder or any of its affiliates, whether any such instrument or agreement is to be settled with shares or with cash based on the notional amount or value of shares of outstanding common stock of the Corporation, in any such case which instrument or agreement has, or is intended to have, the purpose or effect of (1) reducing in any manner, to any extent or at any time in the future, such stockholder’s or its affiliates’ full right to vote or direct the voting of any such shares, and/or (2) hedging, offsetting or altering to any degree any gain or loss realized or realizable from maintaining the full economic ownership of such shares by such stockholder or affiliate, other than hedging across a broad multi-industry investment portfolio solely with respect to currency risk, interest rate risk or, using a broad index-based hedge, equity risk. A stockholder shall “own” shares held in the name of a nominee or other intermediary so long as the stockholder retains the right to instruct how the shares are voted with respect to the election of directors and possesses the full economic interest in the shares. A stockholder’s ownership of shares shall be deemed to continue during any period in which (i) the stockholder has delegated any voting power by means of a proxy, power of attorney or other instrument or arrangement which is revocable at any time by the stockholder or (ii) the stockholder has loaned such shares; provided, that the stockholder has the power to recall such loaned shares on five (5) business days’ notice. The terms “owned,” “owning” and other variations of the word “own” shall have correlative meanings. Whether outstanding shares of the common stock of the Corporation are “owned” for these purposes shall be determined by the Board of Directors or any committee thereof. For purposes of this Section 7, the term “affiliate” or “affiliates” shall have the meaning ascribed thereto under the General Rules and Regulations under the Exchange Act.

In order to make a nomination pursuant to this Section 7, an Eligible Stockholder must have owned at least the Required Ownership Percentage (as defined below) of the Corporation’s outstanding common stock (the “Required Shares”) continuously for at least the Minimum Holding Period (as defined below) as of both the date the Notice of Proxy Access Nomination is delivered to, or mailed to and received by, the Secretary of the Corporation in accordance with this Section 7 and the record date for determining the stockholders entitled to vote at the annual meeting of stockholders and must continue to own the Required Shares through the meeting date. For purposes of this Section 7, the “Required Ownership Percentage” is three percent (3)%, and the “Minimum Holding Period” is three (3) consecutive years. Within the time period specified in this Section 7 for delivering the Notice of Proxy Access Nomination, an Eligible Stockholder must provide the following information in writing to the Secretary of the Corporation: (i) a written statement by the

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Eligible Stockholder certifying as to the number of shares it owns and has owned (as defined in this Section 7) continuously during the Minimum Holding Period; (ii) one or more written statements from the record holder of the shares (and from each intermediary through which the shares are or have been held during the Minimum Holding Period) verifying that, as of a date within seven (7) calendar days prior to the date the Notice of Proxy Access Nomination is delivered to, or mailed to and received by, the Secretary of the Corporation, the Eligible Stockholder owns, and has owned continuously for the Minimum Holding Period, the Required Shares, and the Eligible Stockholder’s agreement to provide, within five (5) business days after the record date for the annual meeting of stockholders, written statements from the record holder and intermediaries verifying the Eligible Stockholder’s continuous ownership of the Required Shares through the record date; (iii) a copy of the Schedule 14N that has been filed with the United States Securities and Exchange Commission (the “SEC”) as required by Rule 14a-18 under the Exchange Act; (iv) the information required by clauses (a)(i) through (a)(vii) of the fourth paragraph of Article I, Section 6(k) of these Bylaws and, with respect to each Eligible Stockholder, clauses (b)(i) through (b)(xi) of the fourth paragraph of Article I, Section 6(k) of these Bylaws; (v) the consent of each Stockholder Nominee to being named in the proxy statement as a nominee and to serving as a director if elected; (vi) a representation that the Eligible Stockholder (including each member of any group of stockholders that together is an Eligible Stockholder hereunder) (A) acquired the Required Shares in the ordinary course of business and not with the intent to change or influence control at the Corporation, and does not presently have such intent, (B) presently intends to maintain qualifying ownership of the Required Shares through the date the annual meeting of stockholders, (C) has not nominated and will not nominate for election to the Board of Directors at the annual meeting of stockholders any person other than the Stockholder Nominee(s) it is nominating pursuant to this Section 7, (D) has not engaged and will not engage in, and has not and will not be a “participant” in another person’s, “solicitation” within the meaning of Rule 14a-1(l) under the Exchange Act in support of the election of any individual as a director at the annual meeting of stockholders other than its Stockholder Nominee(s) or a nominee of the Board of Directors, (E) has not distributed and will not distribute to any stockholder of the Corporation any form of proxy for the annual meeting of stockholders other than the form distributed by the Corporation, (F) agrees to comply with all applicable laws and regulations applicable to solicitations and the use, if any, of soliciting material, and (G) has provided and will provide facts, statements and other information in all communications with the Corporation and its stockholders that are or will be true and correct in all material respects and do not and will not omit to state a material fact necessary in order to make such information, in light of the circumstances under which it was or will be made or provided, not misleading; (vii) a representation as to the Eligible Stockholder’s (including each member of any group of stockholders that together is an Eligible Stockholder hereunder) intentions with respect to maintaining qualifying ownership of the Required Shares through the date of the annual meeting of stockholders; (viii) an undertaking that the Eligible Stockholder agrees to (A) assume all liability stemming from any legal or regulatory violation arising out of the Eligible Stockholder’s communications with the stockholders of the Corporation or out of the information that the Eligible Stockholder provided to the Corporation and (B) indemnify and hold harmless the Corporation and each of its directors, officers and employees individually against any liability, loss or damages in connection with any threatened or pending action, suit or proceeding, whether legal, administrative or investigative, against the Corporation or any of its directors, officers or employees arising out of any nomination submitted by the Eligible Stockholder pursuant to this Section 7; and (ix) in the case of a nomination by a group of stockholders together constituting an Eligible Stockholder in which two or more funds under common management or sharing a common investment adviser are counted as one stockholder for purposes of qualifying as an Eligible Stockholder, documentation reasonably satisfactory to the Corporation that demonstrates that the funds are under common management or share a common investment adviser.

In the event that any information or communication provided by the Eligible Stockholder or the Stockholder Nominee to the Corporation or its stockholders ceases to be true and correct or omits a material fact necessary to make such information or communication, each Eligible Stockholder or Stockholder Nominee, as the case may be, shall promptly notify the Secretary of the Corporation of any defect in such previously provided information or communication and of the information that is

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required to correct any such defect. In addition, any person providing any information pursuant to this Section 7 shall further update and supplement such information, if necessary, so that all such information shall be true and correct as of the record date for determining the stockholders entitled to receive notice of the annual meeting of stockholders, and such update and supplement (or a written certification that no such updates or supplements are necessary and that the information previously provided remains true and correct as of the applicable date) shall be delivered to or be mailed and received by the Secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for determining the stockholders entitled to receive notice of such annual meeting of stockholders.

The Corporation shall not be required to include, pursuant to this Section 7, a Stockholder Nominee in its proxy materials (i) for any meeting of stockholders for which the Secretary of the Corporation receives notice that the Eligible Stockholder or any other stockholder has nominated one or more persons for election to the Board of Directors pursuant to the advance notice requirements for stockholder nominees for director set forth in Article I, Section 6(k) of these Bylaws, (ii) if the Eligible Stockholder (or any member of any group of stockholders that together is such Eligible Stockholder) who has nominated such Stockholder Nominee has engaged in or is currently engaged in, or has been or is a “participant” in another person’s, “solicitation” within the meaning of Rule 14a-1(l) under the Exchange Act in support of the election of any individual as a director at the annual meeting of stockholders other than its Stockholder Nominee(s) or a nominee of the Board of Directors, (iii) who is not independent under the listing standards of the NASDAQ, any applicable rules of the SEC, Rule 16(B) under the Exchange Act, Section 162(m) of the Internal Revenue Code of 1986, and any publicly disclosed standards used by the Board of Directors in determining and disclosing the independence of the Corporation’s directors, (iv) whose election as a member of the Board of Directors would cause the Corporation to be in violation of these Bylaws, the Certificate of Incorporation, the rules and listing standards of the NASDAQ, or any applicable state or federal law, rule or regulation, (v) who is or has been, within the past three (3) years, an officer or director of a competitor, as defined in Section 8 of the Clayton Antitrust Act of 1914, (vi) who is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses) or has been convicted in such a criminal proceeding within the past ten (10) years, (vii) if such Stockholder Nominee or the applicable Eligible Stockholder (or any member of any group of stockholders that together is such Eligible Stockholder) shall have provided information to the Corporation in respect to such nomination that was untrue in any material respect (or omits to state a material fact necessary in order to make the statement made in light of the circumstances under which they are made, not misleading) or (viii) if the Eligible Stockholder (or any member of any group of stockholders that together is such Eligible Stockholder) or applicable Stockholder Nominee fails to comply with its obligations pursuant to this Section 7.

Notwithstanding anything to the contrary set forth herein, the Board of Directors or the chairman of the annual meeting of stockholders shall declare a nomination by an Eligible Stockholder to be invalid, and such nomination shall be disregarded notwithstanding that proxies in respect of such vote may have been received by the Corporation, if (i) (A) the Stockholder Nominee and/or the applicable Eligible Stockholder shall have breached any of its or their obligations, agreements or representations under this Section 7 or (B) the Stockholder Nominee shall have otherwise become ineligible for inclusion in the Corporation’s proxy materials pursuant to this Section 7, in each case as determined by the Board of Directors or the chairman of the annual meeting of stockholders (in either of which cases, (x) the Corporation may omit or, to the extent feasible, remove the information concerning such Stockholder Nominee and the related Supporting Statement from its proxy materials and/or otherwise communicate to its stockholders that such Stockholder Nominee will not be eligible for election at the annual meeting of stockholders and (y) the Corporation shall not be required to include in its proxy materials any successor or replacement nominee proposed by the applicable Eligible Stockholder or any other Eligible Stockholder) or (ii) the Eligible Stockholder (or a qualified representative thereof) does not appear at the annual meeting of stockholders to present any nomination pursuant to this Section 7.

Whenever the Eligible Stockholder consists of a group of stockholders, (i) each provision in this Section 7 that requires the Eligible Stockholder to provide any written statements, representations,

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undertakings, agreements or other instruments or to meet any other conditions shall be deemed to require each stockholder that is a member of such group to provide such statements, representations, undertakings, agreements or other instruments and to meet such other conditions (except that the members of such group may aggregate their shareholdings in order to meet the Required Ownership), (ii) a breach of any obligation, agreement or representation under this Section 7 by any member of such group shall be deemed a breach by the Eligible Stockholder and (iii) the Notice of Proxy Access Nomination must designate one member of the group for purposes of receiving communications, notices and inquiries from the Corporation and otherwise authorize such member to act on behalf of all members of the group with respect to all matters relating to the nomination under this Section 7 (including withdrawal of the nomination). No person may be a member of more than one group of stockholders constituting an Eligible Stockholder with respect to any annual meeting of stockholders.

Any Stockholder Nominee who is included in the Corporation’s proxy materials for a particular annual meeting of stockholders but either (i) withdraws from or becomes ineligible or unavailable for election at the annual meeting of stockholders, or (ii) does not receive at least 25% of the votes cast in favor of such Stockholder Nominee’s election, will be ineligible to be a Stockholder Nominee pursuant to this Section 7 for the next two (2) annual meetings of stockholders. For the avoidance of doubt, the immediately preceding sentence shall not prevent any stockholder from nominating any person to the Board of Directors pursuant to and in accordance with Article I, Section 6(k) of these Bylaws.

Any Stockholder Nominee who is included in the Corporation’s proxy materials for any particular meeting shall tender an irrevocable resignation (resigning his or her candidacy for director election and, if applicable at the time of the determination made in the next sentence, resigning from his or her position as a director), in a form satisfactory to the Corporation, in advance of such meeting, provided that such resignation shall expire upon the certification of the voting results of that annual meeting of stockholders. Such resignation shall become effective upon a determination by the Board of Directors or any committee thereof that (i) the information provided pursuant to this Section 7 to the Corporation by such individual or by the Eligible Stockholder (or any member of any group of persons that together is such Eligible Stockholder) who nominated such individual was untrue in any material respect or omitted to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading or (ii) such individual, or the Eligible Stockholder (or any member of any group of persons that together is such Eligible Stockholder) who nominated such individual, shall have breached or failed to comply with its agreements, representations undertakings and/or obligations pursuant to these By-laws, including, without limitation, this Section 7.

This Section 7 provides the exclusive method for a stockholder to include nominees for election to the Board of Directors in the Corporation’s proxy materials

ARTICLE II

DIRECTORS

1. FUNCTIONS AND DEFINITION.

The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors of the Corporation. The term “Whole Board” herein refers to the total number of directors which the Corporation would have if there were no vacancies.

2. QUALIFICATIONS, NUMBER AND VACANCIES.

(a) Qualifications. A director need not be a stockholder, a citizen of the United States, or a resident of the State of Delaware.

(b) Number. The number of directors which shall constitute the Whole Board shall be not less than three nor more than 12 and the exact number shall be fixed from time to time by the Board of Directors pursuant to a resolution adopted by a majority of the directors then in office; provided, however, that such maximum number of directors may be increased from time to time to

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reflect the rights, if any, of holders of Preferred Stock to elect directors in accordance with the terms of the resolution or resolutions adopted by the Board of Directors providing for the issue of such shares of Preferred Stock. The number of directors may be increased or decreased only by action of the Board of Directors.

(c) Vacancies. Subject to the rights, if any, of the holders of any Preferred Stock, the power to fill vacancies on the Board of Directors (whether by reason of resignation, removal, an increase in the number of directors or otherwise) shall be vested solely in the Board of Directors, and vacancies may be filled by the affirmative vote of a majority of the directors then in office, although less than a quorum, or by the sole remaining director, unless all directorships are vacant, in which case the stockholders shall fill the then existing vacancies. Any director chosen by the Board of Directors to fill a vacancy (including a vacancy resulting from an increase in the number of directors) shall hold office for the remainder of the full term of the class of directors in which the vacancy occurred (or in which the new directorship was created) and until that director’s successor shall be elected and shall have qualified. No decrease in the number of directors constituting the Board of Directors may shorten the term of any incumbent director.

(d) Election. At the annual meeting of stockholders, the stockholders will elect by a vote in accordance with the terms of the Certificate of Incorporation and of these Bylaws, the directors to succeed those whose terms expire at such meeting. Any director may resign at any time upon written notice to the Corporation.

~~(e) Nominations. Nominations for the election of Directors may be made the Board of Directors or by any stockholder entitled to vote for the election of Directors who complies with the provisions of Section 6(j) of Article I of these Bylaws and Article Nine of the Certificate of Incorporation of the Corporation.~~

3. MEETINGS.

(a) Time. Regular meetings of the Board of Directors shall be held at such time as the Board of Directors shall fix. Special meetings shall be held at such time as may be specified in the notice thereof.

(b) First Meeting. The first meeting of each newly elected Board of Directors may be held immediately after each annual meeting of the stockholders at the same place at which the meeting is held, and no notice of such meeting shall be necessary to call the meeting~~,~~; provided, that a quorum shall be present. In the event such first meeting is not so held immediately after the annual meeting of the stockholders, it may be held at such time and place as shall be specified in the notice given as provided for special meetings of the Board of Directors, or at such time and place as shall be fixed by the consent in writing of all of the directors.

(c) Place. Meetings of the Board of Directors, both regular and special, shall be held at such place within or without the State of Delaware as shall be fixed by the Board of Directors.

(d) Call. No call shall be required for regular meetings for which the time and place have been fixed. Special meetings may be called by or at the direction of the Chairman of the Board or a majority of the directors.

(e) Notice Or Actual Or Constructive Waiver. No notice shall be required for regular meetings of the Board of Directors for which the time and place have been fixed. Written, oral or any other mode of notice of the time and place shall be given for special meetings at least twenty-four (24) hours prior to the meeting; notice may be given by telephone or telefax (in which case it is effective when given), by overnight courier or messenger (in which case it is effective when received) or by mail (in which case it is effective seventy-two (72) hours after mailing by prepaid first class mail). The notice of any meeting need not specify the purpose of the meeting. Any requirement of furnishing a notice shall be waived by any director who signs a written waiver of such notice before or after the time stated therein. Attendance of a director at a meeting of the Board of Directors shall constitute a waiver of notice of such meeting, except when the director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

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(f) Quorum And Action. A majority of the Whole Board shall constitute a quorum except when a vacancy or vacancies prevents such majority, whereupon a majority of the directors in office shall constitute a quorum~~,;~~ provided, that such majority shall constitute at least one-third (1/3) of the Whole Board. Any director may participate in a meeting of the Board of Directors by means of a conference telephone or similar communications equipment by means of which all directors participating in the meeting can hear each other, and such participation in a meeting of the Board of Directors shall constitute presence in person at such meeting. A majority of the directors present, whether or not a quorum is present, may adjourn a meeting to another time and place. Except as herein otherwise provided, and except as otherwise provided by the DGCL, the act of the Board of Directors shall be the act by vote of a majority of the directors present at a meeting, a quorum being present. The quorum and voting provisions herein stated shall not be construed as conflicting with any provisions of the DGCL, the Certificate of Incorporation and these Bylaws which govern a meeting of directors held to fill vacancies and newly created directorships in the Board of Directors.

(g) Chairman Of The Meeting. The Chairman of the Board, if present and acting, shall preside at all meetings of the Board of Directors. Otherwise, any other director chosen by the Board of Directors shall preside.

4. REMOVAL OF DIRECTORS. ~~Any or all of the directors may be removed only in accordance with Article Thirteen of the Certificate of Incorporation of the Corporation.~~

Prior to the annual meeting of stockholders to be held in 2017, subject to the rights, if any, of the holders of any Preferred Stock to elect additional directors or to remove directors so elected, a duly elected director of the Corporation may be removed from such position by the stockholders only for cause and only in the manner specified in this Article II, Section 4. From and after the annual meeting of stockholders to be held in 2017, the stockholders may remove any duly elected director of the Corporation with or without cause in the manner specified in this Article II, Section 4. Any of the foregoing removals by stockholders may be effected only by the affirmative vote of the holders of a majority of the voting power of the outstanding shares of stock entitled to vote in the election of directors, voting as a single class. Except as may be provided by applicable law, cause for removal will be deemed to exist only if the director whose removal is proposed has been convicted of a felony or adjudicated by a court of competent jurisdiction to be liable to the Corporation or its stockholders for misconduct as a result of (a) a breach of such director’s duty of loyalty to the Corporation, (b) any act or omission by such director not in good faith or which involves a knowing violation of law or (c) any transaction from which such director derived an improper personal benefit, and such conviction or adjudication is no longer subject to direct appeal.

5. COMMITTEES.

The Board of Directors may, by resolution passed by a majority of the Whole Board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee. Except as otherwise provided by law, any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it. In the absence or disqualification of any member of any such committee or committees, the members thereof present at any meeting and not disqualified from voting, whether or not they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

6. ACTION IN WRITING.

Any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

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ARTICLE III

OFFICERS

1. OFFICERS.

The Board of Directors may elect or appoint a Chairman of the Board of Directors, a President, one or more Vice Presidents (which may be denominated with additional descriptive titles), a Secretary, one or more Assistant Secretaries, a Treasurer, one or more Assistant Treasurers, and such other officers as it may determine. The Board of Directors shall designate from among such elected officers a chief executive officer, a chief operating officer, a chief financial officer and a principal accounting officer, and may from time to time make, or provide for, other designations it deems appropriate. The Board of Directors may also appoint, or provide for the appointment of, such other officers and agents as may from time to time appear necessary or advisable in the conduct of the affairs of the Corporation. Any number of offices may be held by the same person, except that no person may at the same time be both the President and the Secretary.

2. TERM OF OFFICE AND REMOVAL.

Unless otherwise provided in the resolution of election or appointment, each officer shall hold office until the meeting of the Board of Directors following the next annual meeting of stockholders and until such officer’s successor has been elected and qualified or until the earlier death, retirement, resignation or removal of such officer. The Board of Directors may remove any officer for cause or without cause.

3. AUTHORITY AND DUTIES.

All officers, as between themselves and the Corporation, shall have such authority and perform such duties in the management of the Corporation as may be provided in these Bylaws, or, to the extent not so provided, by the Board of Directors.

4. THE CHAIRMAN OF THE BOARD OF DIRECTORS.

The Chairman of the Board may be, but shall not be required to be, the Chief Executive Officer of the Corporation. In addition, the Chairman of the Board of Directors, if present and acting, shall preside at all meetings of the stockholders and all meetings of the Board of Directors.

5. THE PRESIDENT.

The President may be, but shall not be required to be, the chief operating officer and/or chief financial officer of the Corporation. Except to the extent otherwise provided in these Bylaws, the President shall have general authority to execute any and all documents in the name of the Corporation and to supervise and control all of the business and affairs of the Corporation. In the absence of the President, his duties shall be performed and his powers may be exercised by the chief financial officer of the Corporation or by such other officer as shall be designated by the Board of Directors.

6. VICE PRESIDENTS.

Any Vice President that may have been appointed and shall perform such other duties as the Board of Directors shall prescribe.

7. THE SECRETARY.

The Secretary shall keep in safe custody the seal of the Corporation and affix it to any instrument when authorized by the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors, the Chairman of the Board, the President or the chief financial officer. The Secretary (or in such officer’s absence, an Assistant Secretary, but if neither is present another person selected by the chairman for the meeting) shall have the duty to record the proceedings of the meetings of the stockholders and Board of Directors in a book to be kept for that purpose.

8. THE TREASURER.

The Treasurer shall have the care and custody of the corporate funds, and other valuable effects, including securities, and shall keep full and accurate accounts of receipts and disbursements

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in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and directors, at the regular meetings of the Board of Directors, or whenever they may require it, an accounting of all transactions as Treasurer and of the financial condition of the Corporation. If required by the Board of Directors, the Treasurer shall give the Corporation a bond for such term, in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of such office and for the restoration to the Corporation, in case of such person’s death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in such person’s possession or under such person’s control belonging to the Corporation.

ARTICLE IV

CORPORATE SEAL
AND
CORPORATE BOOKS

The corporate seal shall be in such form as the Board of Directors shall prescribe. The books of the Corporation may be kept within or without the State of Delaware, at such place or places as the Board of Directors may, from time to time, determine.

ARTICLE V

FISCAL YEAR

The fiscal year of the Corporation shall be fixed, and shall be subject to change, by the Board of Directors.

ARTICLE VI

INDEMNITY

1. INDEMNIFICATION.

(a) Any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (including employee benefit plans) (hereinafter an “indemnitee”), shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification than permitted prior thereto), against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such indemnitee in connection with such action, suit or proceeding, if the indemnitee acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe such conduct was unlawful. The termination of the proceeding, whether by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, in and of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had reasonable cause to believe such conduct was unlawful.

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(b) Any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (including employee benefit plans), shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification than permitted prior thereto), against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the court in which such suit or action was brought, shall determine, upon application, that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

2. ADVANCEMENT OF EXPENSES.

All reasonable expenses incurred by or on behalf of the indemnitee in connection with any suit, action or proceeding may be advanced to the indemnitee by the Corporation.

3. INDEMNIFICATION NOT EXCLUSIVE.

The indemnification and advancement of expenses provided for in this Article VI shall not be deemed exclusive of any other rights which any person may have or hereafter acquire under any statute, the Certificate of Incorporation, a Bylaw of the Corporation, agreement, vote of stockholders or disinterested directors or otherwise.

4. CONTINUATION OF INDEMNIFICATION.

The right to indemnification and advancement of expenses provided by this Article VI shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person.

ARTICLE VII

AMENDMENTS

1. BY THE STOCKHOLDERS.

These Bylaws may be amended by the stockholders only (i) at a meeting called for that purpose and then by the affirmative vote of a majority of outstanding shares of stock entitled to vote in the election of directors, voting as a single class, either in person or by proxy and (ii) in a manner not inconsistent with any provision of law or the Certificate of Incorporation of the Corporation.

2. BY THE DIRECTORS.

These Bylaws may be amended by the affirmative vote of a majority of the Whole Board, in any manner not inconsistent with any provision of law or the Certificate of Incorporation of the Corporation.

C-20

ANNUAL MEETING OF STOCKHOLDERS OF

THE CHILDREN’S PLACE, INC.

May 25, 2016

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EDT on Tuesday, May 24, 2016.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER
ACCOUNT NUMBER

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
The Board of Directors recommends a vote “FOR” each of the nominees for director.
1.	To elect the persons listed below to serve as Class I directors of The Children’s Place, Inc. for a one-year term and in each case until his or her successor is duly elected and qualified.
		FOR	AGAINST	ABSTAIN
Jane Elfers	Class I Director	☐	☐	☐
John E. Bachman	Class I Director	☐	☐	☐
Susan Patricia Griffith	Class I Director	☐	☐	☐
Joseph Gromek	Class I Director	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐
The Board of Directors recommends a vote “FOR” proposals 2 through 12.
		FOR	AGAINST	ABSTAIN
2.	To ratify the appointment of BDO USA, LLP as the independent registered public accounting firm of The Children’s Place, Inc. for the fiscal year ending January 28, 2017.	☐	☐	☐
3.	To re-approve the material terms of the performance criteria set forth in the Company’s 2011 Equity Incentive Plan as required by Section 162(m) of the Internal Revenue Code.	☐	☐	☐
4.	To approve an increase of 715,000 shares of Common Stock available for issuance under the Company’s 2011 Equity Incentive Plan.	☐	☐	☐
5.	To approve an amendment to the Company’s Charter to permit holders of 25% or more of the Company’s Common Stock to call a special meeting of stockholders.	☐	☐	☐
6.	To approve an amendment to the Company’s Charter to remove supermajority (75%) stockholder voting requirements to amend certain provisions of the Charter.	☐	☐	☐
7.	To approve an amendment to the Company’s Charter to remove supermajority (75%) stockholder voting requirements to amend certain provisions of the Company’s Bylaws.	☐	☐	☐
8.	To approve an amendment to the Company’s Charter to update the advance notice provisions governing submissions of proposals at stockholder meetings to lengthen the notice window and to provide a greater deal of certainty as to when proposals must be submitted.	☐	☐	☐
9.	To approve an amendment to the Company’s Charter to remove the provision governing the removal of directors from the Charter and to replace that provision with a provision in the Company’s Bylaws which will comply with Delaware law once the Company’s Board of Directors is declassified in 2017.	☐	☐	☐
10.	To approve an amendment to the Company’s Charter to remove an uncommon provision governing compromises with creditors.	☐	☐	☐
11.	To conduct an advisory vote to approve the compensation of the Company’s named executive officers for fiscal 2015.	☐	☐	☐
12.	To consider and act upon such other business as may properly come before the Annual Meeting.	☐	☐	☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:
Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

THE CHILDREN’S PLACE, INC.

May 25, 2016

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
The Board of Directors recommends a vote “FOR” each of the nominees for director.
1.	To elect the persons listed below to serve as Class I directors of The Children’s Place, Inc. for a one-year term and in each case until his or her successor is duly elected and qualified.
		FOR	AGAINST	ABSTAIN
Jane Elfers	Class I Director	☐	☐	☐
John E. Bachman	Class I Director	☐	☐	☐
Susan Patricia Griffith	Class I Director	☐	☐	☐
Joseph Gromek	Class I Director	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐
The Board of Directors recommends a vote “FOR” proposals 2 through 12.
		FOR	AGAINST	ABSTAIN
2.	To ratify the appointment of BDO USA, LLP as the independent registered public accounting firm of The Children’s Place, Inc. for the fiscal year ending January 28, 2017.	☐	☐	☐
3.	To re-approve the material terms of the performance criteria set forth in the Company’s 2011 Equity Incentive Plan as required by Section 162(m) of the Internal Revenue Code.	☐	☐	☐
4.	To approve an increase of 715,000 shares of Common Stock available for issurance under the Company’s 2011 Equity Incentive Plan.	☐	☐	☐
5.	To approve an amendment to the Company’s Charter to permit holders of 25% or more of the Company’s Common Stock to call a special meeting of stockholders.	☐	☐	☐
6.	To approve an amendment to the Company’s Charter to remove supermajority (75%) stockholder voting requirements to amend certain provisions of the Charter.	☐	☐	☐
7.	To approve an amendment to the Company’s Charter to remove supermajority (75%) stockholder voting requirements to amend certain provisions of the Company’s Bylaws.	☐	☐	☐
8.	To approve an amendment to the Company’s Charter to update the advance notice provisions governing submissions of proposals at stockholder meetings to lengthen the notice window and to provide a greater deal of certainty as to when proposals must be submitted.	☐	☐	☐
9.	To approve an amendment to the Company’s Charter to remove the provision governing the removal of directors from the Charter and to replace that provision with a provision in the Company’s Bylaws which will comply with Delaware law once the Company’s Board of Directors is declassified in 2017.	☐	☐	☐
10.	To approve an amendment to the Company’s Charter to remove an uncommon provision governing compromises with creditors.	☐	☐	☐
11.	To conduct an advisory vote to approve the compensation of the Company’s named executive officers for fiscal 2015.	☐	☐	☐
12.	To consider and act upon such other business as may properly come before the Annual Meeting.	☐	☐	☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to Be Held on May 25, 2016:

The proxy statement and form of proxy distributed by the Board of Directors and the Company’s Form 10-K Annual Report for the fiscal year ended January 30, 2016 are available at http://www.childrensplace.com under the section “Investor Relations.”

0

THE CHILDREN’S PLACE, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CHILDREN’S PLACE, INC.

The undersigned hereby appoints Michael Scarpa and Bradley P. Cost (the “Proxy Committee”), and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of The Children’s Place, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of The Children’s Place, Inc. to be held at 500 Plaza Drive, Secaucus, New Jersey 07094, on Wednesday, May 25, 2016, at 8:30 a.m., Secaucus New Jersey time, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions.

The proxies shall vote subject to the directions indicated on the reverse side of this card, and proxies are authorized to vote in their discretion upon other business as may properly come before the meeting to the extent permitted by Rule 14a-4(c) under the Exchange Act. The undersigned hereby revokes all proxies previously given.

If no specification is made, this proxy will be voted with respect to item (2) FOR ratification of the selection of BDO USA, LLP as independent registered public accounting firm of the Company for the fiscal year ending January 28, 2017, (3) to re-approve the material terms of the performance criteria set forth in the Company’s 2011 Equity Incentive Plan as required by Section 162(m) of the Internal Revenue Code, and (4) to approve an increase of 715,000 shares of Common Stock available for issuance under the Company’s 2011 Equity Incentive Plan.

(Continued and to be signed on the reverse side)

1.1	14475